OMB APPROVAL
OMB Number: 3235-0570
Expires: August 31, 2011
Estimated average burden hours per response...............18.9

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-8817
ING Equity Trust

(Exact name of registrant as specified in charter)

7337 E. Doubletree Ranch Rd., Scottsdale, AZ	85258

(Address of principal executive offices)	(Zip code)
CT Corporation System, 101 Federal Street, Boston, MA 02110

(Name and address of agent for service)
Registrant’s telephone number, including area code: 1-800-992-0180
Date of fiscal year end: May 31
Date of reporting period: June 1, 2008 to November 30, 2008
ITEM 1. REPORTS TO STOCKHOLDERS.
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Semi-Annual Report

November 30, 2008

Classes A, B, C, I, O, Q, and W

Domestic Equity and Income Fund

■  ING Real Estate Fund

Domestic Equity Growth Funds

■  ING Equity Dividend Fund
■  ING Fundamental Research Fund
■  ING LargeCap Growth Fund
■  ING MidCap Opportunities Fund
■  ING Opportunistic LargeCap Fund
■  ING SmallCap Opportunities Fund

Domestic Equity Value Funds

■  ING Financial Services Fund

■	ING SmallCap Value Multi-Manager Fund
■  ING Value Choice Fund

       E-Delivery Sign-up — details inside

This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

   MUTUAL FUNDS

Go Paperless with E-Delivery!

Sign up now for on-line prospectuses, fund reports, and proxy statements. In less than five minutes, you can help reduce paper mail and lower fund costs.

Just go to www.ingfunds.com, click on the E-Delivery icon from the home page, follow the directions and complete the quick 5 Steps to Enroll.

You will be notified by e-mail when these communications become available on the internet. Documents that are not available on the internet will continue to be sent by mail.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Funds use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Funds’ website at www.ingfunds.com; and (3) on the U.S. Securities and Exchange Commission (“SEC”) website at www.sec.gov. Information regarding how the Funds voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Funds’ website at www.ingfunds.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330; and is available upon request from the Funds by calling Shareholder Services toll-free at (800) 992-0180.

(THIS PAGE INTENTIONALLY LEFT BLANK)

PRESIDENT’S LETTER

Dear Shareholders,

We are in the midst of one of the most challenging periods ever faced by investors, and we at ING Funds are aware of the anxiety that you may be feeling at this time.

I want to assure you that we are actively engaged in monitoring the situation and are committed to keeping you fully informed of how the rapidly unfolding events around us may impact your investments with our company.

We recognize that the confidence of many investors is being tested, perhaps as never before. It is understandable that some of you may be second guessing your investment strategy due to these recent events. We encourage you to work with your investment professional and seek out their advice about your portfolio in light of the current conditions. But we also urge investors not to make rash decisions. ING Funds still believes that a well-diversified, globally allocated portfolio remains the most effective investment strategy of all. We ask that investors not lose sight of their commitment to the long-term.

We thank you for your support and confidence and we look forward to continuing to do business with you in the future.

Sincerely,

Shaun Mathews,
CEO
ING Funds
December 19, 2008

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and ING Funds disclaims any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice.

For more complete information, or to obtain a prospectus for any ING fund, please call your Investment Professional or ING Funds Distributor, LLC at (800) 992-0180 or log on to www.ingfunds.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your Investment Professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

Market Perspective for the six months ended November 30, 2008

As our new fiscal year started, hopes that the worst of the 10-month long global credit crisis had passed were fading. By November 30, 2008, central banks, according to their critics, were “printing money” to stop credit markets from falling into the abyss of systemic failure. Global equities in the form of the Morgan Stanley Capital International (“MSCI”) World® Index(1) measured in local currencies, including net reinvested dividends (“MSCI” for regions discussed below) plunged 36.10% in the six months ended November 30, 2008. In currencies, the dollar surged by 22.30% against the euro and 28.50% against the pound during the period, as the outlook for the eurozone and UK economies darkened. However, the dollar fell 9.40% to the Japanese yen as carry-trades (essentially short yen positions) were unwound amid intensifying risk aversion. The price of oil peaked at about $147 in mid July 2008, but a strengthening dollar and slackening demand squeezed it to barely one third of that price on November 30, 2008.

As described in our last annual report, the Federal Reserve Board’s 325 basis points (or 3.25%) in federal funds rate reductions through April 2008, Bear Stearns’ forced sale to JP Morgan in March and the opening of the discount window to other primary dealers prompted an 8% relief-rally, which was foundering by mid-May 2008.

Fundamentally, little had changed.  The housing market continued to deteriorate, with urban house prices down a record 17.4% year-over-year by November 2008, by one measure. In September one in every 452 housing units in the country received a foreclosure notice. Credit remained tight: despite another 100 basis points (or 1.00%) of federal funds rate easing, 30-year fixed mortgage rates lingered near their 2007 average until late November. Payrolls recorded their tenth straight fall, pushing the unemployment rate up to 6.50%. Third quarter gross domestic product registered its first decline since 2001.

Yet it was more crises in the financial sector that brought matters to a head.

In September 2008, the U.S. Department of the Treasury (“Treasury”) put the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”) into “conservatorship”. Merrill Lynch and Wachovia were forced into the arms of stronger institutions, with official encouragement. Global insurer AIG received a massive government loan. But Lehman Brothers was left to file for Chapter 11 bankruptcy protection.

It was soon realized that allowing Lehman Brothers to fall threatened to turn a credit crisis into a credit market collapse. Short term Lehman Brothers paper was widely held in money market funds, which now showed signs of turning their backs on commercial credit.

So, after more than one year of crisis, nothing that had been tried had worked. The U.S. Government was now in the position of choosing winners and losers among financial institutions. Systemic policy was called for to address impending systemic failure, and by the end of November 2008 the “policy” that the U.S. Government had stumbled into, most commentators seemed to agree, was to let the spending spigot gush, buy some kinds of financial assets and guarantee others. The scale would be mammoth; the budgetary and inflationary consequences could be worried about later.

On September 19, Treasury Secretary Paulson proposed a Troubled Asset Relief Plan (“TARP”) under which a $700 billion fund would be set up to buy illiquid mortgage securities from financial institutions.

However, the following month he announced that $250 billion of the TARP fund would be used to recapitalize nine banks and that the Federal Deposit Insurance Corporation (“FDIC”) would guarantee inter-bank debt. And on November 12, 2008, Treasury Secretary Paulson walked away from the plan to buy illiquid mortgage securities altogether. Instead, having now spent half of the $700 billion taking equity stakes in financial institutions, the rest would be used to ease pressures on consumer credit.

But this caused attention to be refocused on the holders of these illiquid mortgage securities. In particular, Citigroup lost two thirds of its already shrunken value in the next nine days. That weekend the government agreed to a $20 billion capital injection and to guarantee a large proportion of Citigroup’s vast portfolio of troubled assets.

Finally on November 25, 2008, the Federal Reserve Board (the “Fed”) announced two new steps to thaw credit for homebuyers and other consumers. It would buy $500 billion of agency mortgage-backed securities and $100 billion in agency debentures. In addition, a $200 billion program would support the prices of

Market Perspective for the six months ended November 30, 2008 securities backed by consumer and small-business loans.

Only then did mortgage rates start to fall quickly.

In US fixed income markets, the Barclays Capital Aggregate Bond Index(2) of investment grade bonds returned just 24 basis points (or 0.24%) for the six months ended November 30, 2008. But high yield bonds, represented by the Barclays Capital High Yield Bond — 2% Issuer Constrained Composite Index(3), acted more like equities, losing 31.70% for the six months ended November 30, 2008, while the Barclays Capital US Government Bond Index(4) returned 7.08% for the same period.

U.S. equities, represented by the Standard & Poor’s 500® Composite Stock Price (“S&P 500®”) Index(5) including dividends, returned (35.20)% for the six months ended November 30, 2008, closing on November 20, 2008 at the lowest level since April 1997. Profits for S&P 500 companies suffered their fifth straight quarter of decline, led down by the financials sector.

Internationally, the MSCI Japan® Index(6) dropped 41.70% in the six months ended November 30, 2008 and the MSCI Europe ex UK® Index(7) dropped 36.90% for the same period, as both regions officially entered recession. Japan’s export dependent economy suffered from slowing global demand and a rising yen. The European Central Bank (the “Bank”) actually raised interest rates by 25 basis points (or 0.25%) as late as July. But by November, with inflation plunging, the Bank had reduced them again by four times as much. In the UK, the MSCI UK® Index(8) fell 27.70% as a deepening housing slump and credit crisis seemed to presage the worst contraction in decades, prompting the Bank of England to slash interest rates by 150 basis points (or 1.50%) on November 6, 2008.
(1) The MSCI World® Index is an unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.

(2) The Barclays Capital Aggregate Bond Index is an unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.

(3) The Barclays Capital High Yield Bond — 2% Issuer Constrained Composite Index is an unmanaged index that measures the performance of non-investment grade fixed-income securities.

(4) The Barclays Capital US Government Bond Index is composed of all publicly issued, nonconvertible, domestic debt of the US government or any agency thereof, quasi-federal corporations, or corporate debt guaranteed by the US government.

(5) The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the United States.

(6) The MSCI Japan® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.

(7) The MSCI Europe ex UK® Index is a free float adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.

(8) The MSCI UK® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.

All indices are unmanaged and investors cannot invest directly in an index.

Past performance does not guarantee future results.  The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Funds’ performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.ingfunds.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of ING’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

ING Real Estate Fund
Portfolio Managers’ Report

Industry Allocation
as of November 30, 2008
(as a percent of net assets)

Portfolio holdings are subject to change daily.

ING Real Estate Fund (the “Fund”) seeks total return consisting of long-term capital appreciation and current income. The Fund is managed by T. Ritson Ferguson, CFA and Joseph P. Smith, CFA, Portfolio Managers, of ING Clarion Real Estate Securities L.P. — the Sub-Adviser.

Performance: For the six-month period ended November 30, 2008, the Fund’s Class A shares, excluding sales charges, provided a total return of (48.10)% compared to the Morgan Stanley Capital International U.S. REIT Index(1) (“MSCI U.S. REIT® Index”), which returned (51.35)%, for the same period.

Portfolio Specifics: The past six months proved to be a very difficult period for listed real estate markets as tightening credit market conditions and a slowing economy have provided significant headwinds to capital markets. Investor concerns continue to center on the ramifications of the credit crunch, including the lack of liquidity and scarcity of available capital. The U.S. Government and the Federal Reserve Board (the “Fed”) have responded aggressively to these issues via significant capital support to financial institutions as well as interest rate cuts; however, listed property companies continued to sell off on economic data showing an economy slowing at its greatest rate in over 25 years. Following the official proclamation by the National Bureau of Economic Research, the U.S. economy is now a full year into recession.

Relative outperformance was driven by stock selection and asset allocation decisions. Stock selection provided the largest source of relative outperformance during the period as the Fund’s positioning in companies with high-quality balance sheets, seasoned management teams and stable cash flows continued to add value, led by portfolio holdings in the shopping center, office and apartment sectors. Stock selection within the industrial sector detracted from performance. Overweight positions in outperforming companies included shopping center companies Tanger Factory Outlet Centers, Inc. and Federal Realty Investment Trust, office companies Digital Realty Trust, Inc. and Corporate Office Properties Trust SBI MD and apartment companies Essex Property Trust, Inc. and Home Properties, Inc., all benefited relative performance. An underweight position in shopping center company Developers Diversified Realty Corp. also contributed to relative performance as the company sold off significantly during the period, primarily on balance sheet concerns. From an allocation standpoint, the majority of outperformance for the period was generated by the Fund’s continued underweight to the more economically-sensitive property sectors, primarily the hotel and industrial sectors, as both underperformed during the period.

Current Strategy and Outlook:  The Fund continues to maintain a defensive positioning, with a bias toward companies perceived to be high-quality. We remain overweight in sectors offering long-term leases and high percentages of earnings from recurring sources (primarily contract lease rental income). We prefer companies offering more transparency, strong balance sheets and good, experienced management teams. This focus on quality has driven our outperformance in the trying times of the past year. Conversely, we are avoiding companies dependent on acquisitions and/or development activities for earnings growth.

2009 will be a challenging year. Despite the rapid deceleration in economic data, we expect 2008 earnings growth for real estate companies will be slightly positive. However, in our opinion, the downturn in the economy will put pressure on real estate companies’ earnings, given the lagged nature of real estate demand on underlying cash flows. Dividends will be right-sized as company management teams increasingly look to internally-generated cash flow as the cheapest form of capital in an environment where capital remains scarce and expensive. We now look for a decline in year-over-year growth of –2% to –5% for real estate company earnings next year as we are currently expecting deceleration across all property sectors.

(1)	The MSCI U.S. REIT® Index is a free float-adjusted market capitalization weighted index that is comprised of equity real estate investment trusts that are included in the MSCI U.S. Investable Market 2500 Index (with the exception of speciality REITs that do not generate a majority of their revenue and income from real estate rental and leasing obligations). The index represents approximately 85% of the U.S. REIT market.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings
as of November 30, 2008
(as a percent of net assets)

Simon Property Group, Inc.	8.9%
Public Storage, Inc.	7.3%
Equity Residential	7.0%
Vornado Realty Trust	6.0%
Federal Realty Investment Trust	4.8%
Boston Properties, Inc.	4.7%
Health Care Real Estate Investment Trust, Inc.	4.6%
Nationwide Health Properties, Inc.	3.6%
HCP, Inc.	3.5%
Ventas, Inc.	3.3%

Portfolio holdings are subject to change daily.

ING Equity Dividend Fund
Portfolio Managers’ Report

Industry Allocations
as of November 30, 2008
(as a percent of net assets)
Portfolio holdings are subject to change daily.

ING Equity Dividend Fund (the “Fund”) seeks growth of capital and current income. The Fund is managed by Christopher Corapi and David Powers, CFA, Portfolio Managers of ING Investment Management Co. — the Sub-Adviser.

Performance: For the six-month period ended November 30, 2008, the Fund’s Class A shares, excluding sales charges, provided a total return of (28.08)% compared to the Russell 1000® Value Index(1), which returned (34.83)% for the same period.

Portfolio Specifics: During the period, the Fund benefited from strong stock selection of high dividend paying stocks particularly within the financials, utilities and healthcare sectors. Within financials, we avoided or underweighted some of the worst performing names including AIG, Merrill Lynch and the Government-Sponsored Enterprises (“GSEs”) (e.g. Federal National Mortgage Association and Federal Home Loan Mortgage Corporation). In addition, the Fund benefited from our emphasis on companies with lower credit and capital market exposures, such as Travelers Companies Inc., a property/casualty insurer. Our position in the thrift, People’s United Financial, Inc. (“People’s United”), was rewarded for People’s United being highly capitalized in the current economic environment. Our investment in NSTAR, an electric utility, held up well during this period due to its stable customer base and lower exposure to fluctuations in commodity prices. Finally, Abbott Laboratories (“Abbott”) and Bristol-Myers Squibb Co. (“Bristol-Myers”) were two healthcare names that had a favorable impact on relative returns. Abbott’s diverse business mix, growing franchises and margin improvements from new product launches has helped support the stock price. We believe Bristol-Myers is seen as a relatively safe play within the healthcare sector given its high and stable dividend yield, high free cash flow and cheap valuation.

The Fund was hurt by a handful of names during this period. Our industrial holding in Diana Shipping, Inc. was hit by the global growth slowdown. Commodity costs were a frequent topic of discussion in the industrials space as the rapid rise in oil and metals created margin headwinds for several companies. Foot Locker, Inc.’s stock price was badly punished after reporting disappointing third quarter results. We established a position believing that it was a strong restructuring story but decided to exit our position after the company was unable to show margin leverage despite a number of improvements to operating results. Not owning a position in Procter & Gamble Co. and underweighting ExxonMobil Corp. also detracted from results.

Current Strategy and Outlook: Currently, the Fund is positioned in companies that we believe have strong or improving dividend yields, powerful competitive positions, robust end markets or superior capital allocation opportunities. We believe each stock possesses an attractive valuation and dividend as well as a clear catalyst to improve it. Top holdings include People’s United (as mentioned above), Philip Morris International, Inc., and Pacific Gas & Electric Co. which are defensive names with what we believe have appealing dividend yields, high free cash flows and good balance sheets.

(1)	The Russell 1000 Value® Index is an unmanaged index that measures the performance of those Russell 1000 securities with lower price-to-book ratios and lower forecasted growth values.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings*
as of November 30, 2008
(as a percent of net assets)

ExxonMobil Corp.	5.2%
Chevron Corp.	4.3%
Pfizer, Inc.	3.9%
Johnson & Johnson	2.8%
PG&E Corp.	2.6%
Philip Morris International, Inc.	2.4%
Home Depot, Inc.	2.4%
JPMorgan Chase & Co.	2.3%
ConocoPhillips	2.2%
General Electric Co.	2.1%

* Excludes short-term investments related to ING Institutional Prime Money Market Fund — Class I.

Portfolio holdings are subject to change daily.

ING Fundamental Research Fund
Portfolio Managers’ Report

Industry Allocation
as of November 30, 2008
(as a percent of net assets)*

Oil & Gas	12.4%
Banks	10.8%
Pharmaceuticals	6.8%
Electric	6.4%
Healthcare — Products	5.8%
Telecommunications	5.8%
Retail	5.1%
Agriculture	4.7%
Computers	4.5%
Insurance	4.3%
Cosmetics/Personal Care	3.3%
Semiconductors	3.1%
Industries between 1.8% — 2.8%(1)	13.2%
Industries less than 1.8%(2)	14.1%
Other Assets and Liabilities — Net*	(0.3)%
Net Assets	100.0%

*	Includes short-term investments related to ING Institutional Prime Money Market Fund — Class I.
(1)	Includes six industries, which each represents 1.8% — 2.8% of net assets.
(2)	Includes fourteen industries, which each represents less than 1.8% of net assets.

Portfolio holdings are subject to change daily.

ING Fundamental Research Fund (the “Fund”) seeks to maximize total return. The Fund is managed by Christopher Corapi, Portfolio Manager, of ING Investment Management Co. — the Sub-Adviser.

Performance: For the six-month period ended November 30, 2008, the Fund’s Class A shares, excluding sales charges, provided a total return of (36.35)% compared to Standard & Poor’s 500® Composite Stock Price Index(1) (“S&P 500® Index”), which returned (35.20)%, for the same period.

Portfolio Specifics: The Fund was hurt by its holdings within the industrials and materials sectors. Concerns over a global slowdown and its impact on infrastructure spending weighed heavily on our industrials and materials holdings. In particular, Quanta Services and Foster Wheeler were two industrial names that detracted value. Quanta Services, Inc. (PWR) declined significantly after fourth quarter guidance was disappointing due to delays in telecom spending. Although some of the projects were pushed out due to typical permitting and bureaucratic delays rather than credit-related issues, Wall Street took this as a sign of weakness in the transmission cycle. Within materials, our positions in Cleveland-Cliffs, Inc. and Freeport-McMoRan Copper & Gold, Inc. were under pressure due to concerns over declining demand and lower commodity prices.

The Fund did benefit from solid stock selection within the financials and utilities sectors. Avoiding or underweighting some of the worst performing financial names such as AIG, the Government-Sponsored Enterprises (“GSEs”) (e.g. Federal National Mortgage Association and Federal Home Loan Mortgage Corporation), Merrill Lynch and Lehman Brothers helped the Fund during the period. Our emphasis on companies with lower credit and capital markets exposures, such as life and property/casualty insurers, also contributed to positive relative returns. The Fund benefited from our decision to avoid independent power producers and gas utilities in favor of electric and multi-utilities. Investors preferred these names for their defensive characteristics, such as attractive dividend yields, lower liquidity concerns and a highly regulated market. In particular, the Fund’s position in NSTAR held up better than its peers due to its stable customer base and lower exposure to fluctuations in commodity prices.

Current Strategy Outlook: Currently, the Fund is positioned in companies that we believe have strong or improving competitive positions, robust end markets or superior capital allocation opportunities. We believe each stock possesses an attractive valuation and a clear catalyst to improve it. Top holdings include Royal Dutch Shell PLC ADR (“Royal Dutch Shell”), Pacific Gas & Electric Co. (“PG&E”) and Coach, Inc. (“Coach”). Within energy, we continue to favor integrated oil companies that we perceive to have strong balance sheets, high dividend yields and good management teams, such as Royal Dutch Shell.

PG&E is a defensive play within the utility sector that we believe should hold up well in this current environment. We believe the company is currently trading at an attractive valuation versus its peers and, in our opinion, has a good balance sheet, a high dividend yield and no exposure to commodity or customer usage risk. Finally, we like Coach given their superior store productivity, capital returns, balance sheet and free cash flow generation to just about any other retailer. While it is certainly likely that demand for handbags and accessories will continue to deteriorate, we believe the company is well-equipped to weather the storm and preserve its earnings per share base.

(1)	The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings
as of November 30, 2008
(as a percent of net assets)

ExxonMobil Corp.	5.0%
Procter & Gamble Co.	3.3%
Philip Morris International, Inc.	2.7%
Wells Fargo & Co.	2.6%
Qualcomm, Inc.	2.6%
JPMorgan Chase & Co.	2.3%
Exelon Corp.	2.3%
PG&E Corp.	2.2%
Pfizer, Inc.	2.1%
Johnson & Johnson	2.1%

Portfolio holdings are subject to change daily.

ING LargeCap Growth Fund
Portfolio Managers’ Report

Industry Allocation
as of November 30, 2008
(as a percent of net assets)*
Portfolio holdings are subject to change.

ING LargeCap Growth Fund (the ”Fund”) seeks long-term capital appreciation. The Fund is managed by Andrew J. Shilling, Portfolio Manager of Wellington Management Company, LLP — the Sub-Adviser.

Performance:  For the six-month period ended November 30, 2008, the Fund’s Class  A shares, excluding sales charges, provided a total return of (41.94)% compared to the Russell 1000® Growth Index(1) and the Russell 1000® Index(2), which returned (38.30)% and (36.58)%, respectively, for the same period.

Portfolio Specifics:  The six-month period ended November 30, 2008 was one of the most volatile in history. Global equity markets stumbled as the widespread contraction in credit led to major changes in the financial landscape. Equity investors sought to shed risk in response to increasing concerns about the financial system and a potential U.S. recession, punishing equity securities broadly. Large and small cap stocks declined in unison during this period, as measured by the Standard & Poor’s 500® Composite Stock Price Index and Russell 2000® indices, while value stocks performed better than growth, as measured by Russell 1000® Value and Russell 1000 Growth® indices. There were no safe havens as all ten sectors within the Russell 1000 Growth® Index posted negative returns.

The Fund underperformed its primary benchmark, Russell 1000® Growth Index, due to both stock selection and sector positioning, both of which are a result of the bottom-up stock selection process. Strong security selection in information technology, financials, and consumer discretionary was more than offset by weaker results in materials, energy, industrials, and consumer staples. In addition, relative returns were hurt by our below-benchmark weight in consumer staples and above-benchmark weight in materials. The Fund benefited from a modest cash position, which helped relative performance in a downward-trending market.

Focus Media Holding Ltd.  ADR (“Focus Media”) (consumer discretionary), Wal-Mart Stores, Inc. (“Wal-Mart”) (consumer staples) and CONSOL Energy, Inc. (“CONSOL Energy”)(energy) were the top detractors from relative performance during the period. Shares of Chinese digital advertising and media company Focus Media declined due to concerns about management changes, accounting issues, and mobile spamming. Not owning the world’s largest retailer, Wal-Mart, which investors believe is well-positioned for a softening retail environment, hurt benchmark-relative performance. CONSOL Energy, a coal and methane gas producer, saw its shares fall as higher costs related to productivity problems, lower coal prices, and reduced production guidance weighed on the stock. Top detractors from the Fund’s absolute returns included global money transfer services firm Western Union Co. (information technology) and oilfield services company Halliburton Co. (energy).

Top contributors to benchmark-relative returns were Apollo Group, Inc. (consumer discretionary), Teva Pharmaceutical Industries Ltd. ADR (“Teva”) (health care), and Abbott Laboratories (health care). Shares of Apollo Group, Inc., a private education provider, benefited from strong industry fundamentals as the softer economy aided enrollment growth and increases in federal loan limits enhanced pricing power. Shares of the Israel-based drug manufacturer Teva rose after the company reported better-than-expected second quarter earnings driven by strong sales of its multiple-sclerosis drug, Copaxone. Shares of Abbott Laboratories, a drug and medical device company, continued to benefit from the strong growth of Humira, a drug for rheumatoid arthritis and psoriasis. Oilfield services provider Schlumberger Ltd. (energy) and paint company Sherwin-Williams Co. (consumer discretionary) were among the top contributors to the Fund’s absolute returns.

Current Strategy and Outlook:  In this environment, we continue to focus our efforts on stock-by-stock fundamental research, picking one stock at a time based upon the perceived attractiveness of each company’s valuation and fundamentals. As a result of this bottom-up stock selection, our largest exposures relative to the benchmark at the end of the period were in information technology, financials, and industrials. At the end of the period, we were most underweight the consumer staples, materials, and utilities sectors.

(1)	The Russell 1000® Growth Index is an unmanaged index that measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and forecasted growth.

(2)	The Russell 1000® Index is an unmanaged, comprehensive large-cap index measuring the performance of the largest 1,000 U.S. incorporated companies.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings
as of November 30, 2008
(as a percent of net assets)

Microsoft Corp.	3.9%
Oracle Corp.	3.6%
Lockheed Martin Corp.	3.1%
Abbott Laboratories	2.8%
Western Union Co.	2.8%
Raytheon Co.	2.4%
Cisco Systems, Inc.	2.2%
Hewlett-Packard Co.	2.2%
Nestle SA	2.2%
Qualcomm, Inc.	2.2%

Portfolio holdings are subject to change daily.

ING MidCap Opportunities Fund
Portfolio Managers’ Report

Industry Allocation
as of November 30, 2008
(as a percent of net assets)*
Portfolio holdings are subject to change daily.

ING MidCap Opportunities Fund (the “Fund”) seeks long term capital appreciation. The Fund is managed by Uri Landesman(1) and Jeff Bianchi, Portfolio Managers of ING Investment Management Co. — the Sub-Adviser.

Performance: For the six-month period ended November 30, 2008, the Fund’s Class A shares, excluding sales charges, provided a total return of (38.80)% compared to the Russell Midcap® Growth Index(2) and the Russell Midcap® Index(3), which returned (46.59)% and (44.12)%, respectively, for the same period.

Portfolio Specifics: All sectors of the Russell Midcap® Growth Index were down significantly for the period. Although a systemic disaster was avoided, financial and economic conditions were still marred by falling housing prices, rising foreclosures, perceived counterparty risk between banks, weak consumer spending, rising unemployment and plunging oil and other commodity prices symptomatic of global demand destruction. The market received a moderate boost in late November, however, with the announcement of an $800 billion program for mortgage and other asset purchases.

Given the weak pricing backdrop, the commodity-sensitive energy and materials sectors experienced the sharpest declines of 60% and 52%, respectively. In the case of energy, the two industry categories were down in roughly equal proportions. The materials sector was led lower by metals and mining stocks. The utilities sector was off 50%, largely due to weakness in the independent power producer segment.

The defensive healthcare and consumer staples sectors experienced the smallest declines. Biotechnology, food products and tobacco industries had relatively better returns. The consumer discretionary sector had the third best return, with the diversified consumer services industry actually showing a gain.

The Fund’s excess return was entirely attributable to stock selection, which was especially strong in the information technology, materials, consumer staples, financials, consumer discretionary, health care and industrials sectors.

Urban Outfitters, Inc. (“Urban Outfitters”), Apollo Group, Inc. — Class A (“Apollo Group”) and Electronic Arts, Inc. (“Electronic Arts”) made roughly equivalent net contributions to return. Urban Outfitter’s good performance was based on our buying it well after the fiscal third quarter’s report. Shares of Apollo Group performed well, reflecting strong enrollment growth at for-profit University of Phoenix and recent tuition price increases. Investor apprehension regarding a change in students’ funding was unfounded. Electronic Arts declined 62% during the period. Not owning this stock helped the Fund’s performance relative to the Russell Midcap® Growth Index.

Two energy stocks, Key Energy Services, Inc. (“Key Energy”) and Hess Corp. (“Hess”), hurt performance. Key Energy’s third quarter 2008 earnings were hurt by hurricanes in the Gulf Coast. Also, because of market uncertainties, the company retracted fourth quarter 2008 guidance and refused to confirm prior full-year guidance. Hess, which is highly leveraged to oil prices, reported third quarter 2008 earnings that were below the consensus. Investment adviser Invesco Ltd., one of the Fund’s holdings in the financial sector performed poorly due to mutual fund outflows, declining asset levels, negative asset mix, margin pressures and a weak economic backdrop.

Current Strategy and Outlook: Although credit spreads have recently narrowed as governments have injected funds into banks and slashed interest rates, credit availability and counterparty risk aversion remain concerns. Meanwhile, the real economy, in our opinion, seems likely to incur more damage than previously indicated. Stock market volatility will remain elevated. We believe stock picking will prove important in 2009. Many good companies with relatively strong business momentum have been treated indifferently in this year’s market. In addition, market sentiment seems to have been buoyed by the late November $800 billion lending program and the massive bail-out plans of the Obama administration.

In our view, narrowing credit spreads should eventually lead to increased credit availability and decreased perceived counterparty risk. We are increasing exposure to high quality financials and early cyclical sectors. We continuously seek companies that exhibit strong business momentum and market recognition at appropriate valuation levels.

(1)	Effective August 13, 2008, Mr. Landesman replaced Richard Welsh as a portfolio manager to the Fund.

(2)	The Russell Midcap® Growth Index is an unmanaged index that measures the performance of those companies included in the Russell Midcap® Index with relatively higher price-to-book ratios and higher forecasted growth values.

(3)	The Russell Midcap® Index is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000® Index, which represents approximately 26% of the total market capitalization of the Russell 1000® Index.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings
as of November 30, 2008
(as a percent of net assets)

Activision Blizzard, Inc.	2.6%
Apollo Group, Inc. - Class A	2.4%
St. Jude Medical, Inc.	2.3%
Ecolab, Inc	2.3%
Fiserv, Inc.	2.0%
F5 Networks, Inc	1.9%
BMC Software	1.9%
Intuit, Inc	1.9%
TJX Cos., Inc.	1.9%
ITT Corp.	1.9%

* Excluding short-term investments related to securities lending.

Portfolio holdings are subject to change daily.

ING Opportunistic LargeCap Fund
Portfolio Managers’ Report

Industry Allocation
as of November 30, 2008
(as a percent of net assets)
Portfolio holdings are subject to change daily.

ING Opportunistic LargeCap Fund (the “Fund”) seeks capital appreciation. The Fund is managed by Omar Aguilar, Ph.D.(1), and Vincent Costa, CFA, Portfolio Managers of ING Investment Management Co. — the Sub-Adviser.

Performance:  For the six-month period ended November 30, 2008, the Fund’s Class A shares, excluding sales charges, provided a total return of (39.85)% compared to the Russell 1000® Growth Index(2), which returned (38.30)% for the same period.

Portfolio Specifics:  The reporting period was challenging for the Fund. Valuation factors did not work; factors such as book-to-price and sales-to-price acted as a drag on performance. Quality factors were flat, despite showing some signs of recovery in the latter portion of the period. Market recognition factors like long-term momentum worked but were unable to offset the underperformance from valuation factors.

Severe underperformance of valuation factors hurt performance in June, particularly in the energy, consumer staples and healthcare sectors.

The third quarter saw a reversal in the trend for factor performance. Market recognition factors, which were in favor for most of the year, turned sharply negative during the period and hurt performance. Valuation factors, which had hurt results earlier in the year, bounced back and helped performance. Quality factors that were flat for the year began to perform.

The views from our dynamic factor weighting model helped us tilt our factor weights towards valuation and quality, and away from market recognition. However, the severe underperformance of the market recognition factors could not be completely offset by the combined returns of the valuation and quality factors.

Valuation factors underperformed again in October, hurting Fund returns in the industrials, health care and information technology sectors. The Fund bounced back in November, returning above the benchmark for the month. Market recognition and quality factors drove performance during the month, with factors like analyst estimate revision, earnings trend and S&P common stock ranking performing well.

Overall, for the semi-annual period ending November 2008, an underweight position in the consumer staples sector and overweight position in the industrials sector detracted from performance. These losses were more than offset by an underweight position in the energy sector and overweight positions in the health care and materials sectors.

Security selection detracted from performance in the industrials, health care and consumer discretionary sectors. These losses were partially offset by selection in the energy and financials sectors.

The top detractors for the semi-annual period include overweight positions in Symantec Corp., Dish Network Corp. and Lockheed Martin Corp. Top contributors for the period include underweight positions in Schlumberger Ltd., Cisco Systems, Inc. and Google, Inc.

Outlook and Current Strategy:  Our research builds a structured Fund of stock with fundamental characteristics that we believe will translate into performance advantages over the benchmark. Our analysis positions the Fund to capitalize on high quality companies with superior business momentum, strong earnings and attractive valuations.

The Fund is currently overweight in the consumer discretionary and healthcare sectors and underweight in the utilities and information technology sectors.

(1)	Effective January 13, 2009, Mr. Aguilar is no longer a portfolio manager of the Fund.

(2)	The Russell 1000® Growth Index is an unmanaged index that measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and forecasted growth.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings
as of November 30, 2008
(as a percent of net assets)

Hewlett-Packard Co.	4.7%
Apple, Inc.	4.3%
Lockheed Martin Corp.	4.1%
Procter & Gamble Co.	3.9%
Wal-Mart Stores, Inc.	3.3%
TJX Cos., Inc.	3.2%
Colgate-Palmolive Co.	3.1%
Life Technologies Corp.	3.0%
Noble Corp.	2.6%
Xilinx, Inc.	2.6%

Portfolio holdings are subject to change daily.

ING SmallCap Opportunities Fund
Portfolio Managers’ Report

Industry Allocation
as of November 30, 2008
(as a percent of net assets)
Portfolio holdings are subject to change daily.

ING SmallCap Opportunities Fund (the “Fund”) seeks capital appreciation. The Fund is managed by Steve Salopek and James Hasso*, Portfolio Managers of ING Investment Management Co. — the Sub-Adviser.

Performance: For the six-month period ended November 30, 2008, the Fund’s Class A shares, excluding sales charges, provided a total return of (38.39)% compared to the Russell 2000® Growth Index(1) and the Russell 2000® Index(2), which returned (39.80)% and (36.26)%, respectively, for the same period.

Portfolio Specifics: Despite the difficult economic backdrop and the higher market volatility, small cap growth stocks held up relatively well, underperforming large cap growth stocks, as measured by the Russell 1000® Growth Index, by 1.50%. The reporting period was difficult for active managers: generally, low quality stocks rallied and the smaller small-caps outperformed the larger small-caps. This combination hurt relative performance, as we believe active managers tend to have a higher quality, higher market cap bias in their portfolios.

Stock selection within industrials, consumer discretionary and utilities benefited the Fund during the period. Notable outperformance within industrials was due to strong stock selection within electrical equipment and commercial services and supplies. Consumer discretionary benefited from stock selection within hotels, restaurants and leisure and specialty retail.

The majority of underperformance was driven by stock selection within healthcare, energy and technology. Within healthcare, stock selection within biotechnology and pharmaceuticals detracted from performance. In energy, returns were held back by stock selection in oil and gas and by allocation within energy equipment and services.

Longs Drug Stores Corp. (“Longs Drug Stores”) and Capella Education Co. (“Capella Education”) contributed significantly to performance over the period. Longs Drug Stores operates retail drug stores and provides pharmacy services. CVS Caremark Corp. (“CVS”) has agreed to acquire Longs Drug Stores for $2.9 billion, a 32% premium. This acquisition will provide CVS valuable locations and market positions in California, Hawaii and Nevada. Capella Education, an online post-secondary education company, outperformed due to the counter- cyclical nature of the education business: the number of people going back to school increases during an economic downturn. The company has had good execution, seen an increase in its student body, and margins have improved.

Arbitron, Inc. (“Arbitron”) and CommScope, Inc. (“CommScope”) were two of the largest detractors from performance over the period. Arbitron, which measures the listening audience for radio and provides this data to both radio stations and advertisers, recently lost market share to a competitor. We continue to hold this name, as the company continues to be the market leader in this business. Expectations have been reset and we believe the valuation is reasonable.

CommScope, which provides infrastructure solutions for communication networks worldwide, was weak due to concerns surrounding enterprise spending, carrier capital expenditure slowdowns and the company’s high debt. The Fund remains invested in the company, as we believe in the management team’s experience and track record of earnings growth and cash flow generation.

Current Outlook and Strategy: We continue to focus on companies that we believe have strong balance sheets and cash flow generation capabilities. We recognize the current difficulties, yet believe that the economy will begin to improve next year due to the massive amount of monetary stimulus being pumped into the global system. As a result, we have begun to increase our exposure to more early cyclical companies.

Within financials, we continue to mitigate risk through diversification: the Fund is invested in banks, diversified financials, insurance companies and real estate investment trusts (“REITS”). The banks that the Fund owns are typically over-capitalized, with reserves higher than industry averages. We continue to take advantage of the volatility in the market to acquire attractively valued companies whose share prices we believe are not trading on fundamentals.

*	Mr. Hasso was added as a portfolio manager to the Fund effective October 1, 2008.

(1)	The Russell 2000® Growth Index is an unmanaged index that measures the performance of securities of smaller U.S. companies with greater than average growth orientation.

(2)	The Russell 2000® Index is an unmanaged index that measures the performance of securities of small U.S. companies.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings*
as of November 30, 2008
(as a percent of net assets)

iShares Russell 2000 Growth Index Fund	3.1%
Micros Systems, Inc.	1.2%
Waste Connections, Inc.	1.2%
Haemonetics Corp.	1.2%
Varian, Inc.	1.2%
Meridian Bioscience, Inc.	1.2%
Watson Wyatt Worldwide, Inc.	1.1%
Solera Holdings, Inc.	1.1%
Bio-Rad Laboratories, Inc.	1.1%
Parametric Technology Corp.	1.1%

* Excludes short-term investments related to repurchase agreement and securities lending collateral.

Portfolio holdings are subject to change daily.

ING Financial Services Fund
Portfolio Managers’ Report

Industry Allocation
as of November 30, 2008
(as a percent of net assets)*
Portfolio holdings are subject to change daily.

ING Financial Services Fund (the “Fund”) seeks long-term capital appreciation. The Fund is managed by Robert M. Kloss and Steven L. Rayner, Portfolio Managers, of ING Investment Management Co. — the Sub-Adviser.

Performance: For the six-month period ended November 30, 2008, the Fund’s Class A shares, excluding sales charges, provided a total return of (38.03)% compared to Standard & Poor’s 500 Financials Index(1) (“S&P 500 Financials Index”) and the Standard & Poor’s 500® Composite Stock Price Index(2) (“S&P 500® Index”), which returned (47.94)% and (35.20)%, respectively, for the same period.

Portfolio Specifics: Financial stocks were pummeled during the six-month period, as the financial system suffered a severe credit and liquidity crisis. Heightened concerns over counter-party risk accompanied a freeze in many areas of the credit markets and the failure or near-failure of multiple financial services companies. A series of government interventions sparked several abortive stock rallies during the period, but the net result was sharply lower stock prices amid massive volatility.

In this perilous market environment, owning stocks that proved more defensive helped relative performance; the Fund accomplished this in several sub-sectors, notably banks, thrifts and insurers.

Among banks, the Fund emphasized higher quality institutions with better credit positioning, and many of these held up relatively well during the period, including Wells Fargo & Co., Prosperity Bancshares, Inc., BB&T Corp., Cullen/Frost Bankers, Inc., PNC Financial Services Group, Inc., and US Bancorp. The Fund also benefited from its overweight position in banks, as this group declined less than other sub-sectors. People’s United Financial, Inc., perceived to be a conservative and well-capitalized thrift and viewed as a relative safe haven by investors, was the best performing stock in the Fund during the period.

In the insurance area, the Fund’s positions in property/casualty insurers Travelers Cos., Inc. and ACE Ltd. largely avoided credit concerns and held up relatively well, as did life reinsurer Reinsurance Group of America, Inc. Conversely, stocks of most life insurers came under pressure on concerns about capital levels and the quality of their investment portfolios and the Fund’s performance was hindered by positions in Lincoln National Corp., Principal Financial Group, Inc. (sold during the period), and multi-line insurer Hartford Financial Services Group, Inc.

While the Fund held numerous stocks that declined sharply during the period, performance relative to the benchmark benefited from the Fund’s avoidance or underweighting of many of the worst performing stocks. For example, during the period the Fund did not own Lehman Brothers or Washington Mutual, two stocks in the benchmark index which lost nearly all their value. The Fund did own positions in troubled insurer AIG, government mortgage entities Federal National Mortgage Association (“Fannie Mae”) and Federal Home Loan Mortgage Corporation (“Freddie Mac”) and investment broker Merrill Lynch, but the impact on performance was mitigated as these positions were underweight the benchmark index and were sold during the period, avoiding the full extent of their declines.

Other individual names which detracted from performance included regional mall real estate investment trust (“REIT”) Macerich Co., and stock exchange operator NYSE Euronext.

Current Outlook and Strategy: Liquidity concerns and the freezing of the credit markets took center stage during the period. While some of these issues have been partially alleviated by government intervention, the economy and the housing market have continued to weaken. More recently, the focus for financial stocks has shifted to the prospect of accelerating job losses and the impact of a severe economic recession.

We remain wary of further risks to the financial sector despite already heavy stock declines. Fears of a severe economic recession loom as a threat to consumer spending and employment growth, though unprecedented government intervention may mitigate the damage. We have continued to favor companies with lower credit and capital markets exposures, such as selected insurers, and have emphasized relative credit safety within the bank group, thus maintaining a net defensive stance.

While downside risks remain, the carnage has created some interesting valuations, and we are alert for indications that the downward cycle is ending and the general climate of fear receding. We continue to hold significant positions in defensives names, along with a smaller selection of more offensive names, and are looking to add quality stocks at beaten-down valuations in situations where we feel the company’s survival is not at an unacceptable level of risk.

(1)	The S&P 500 Financials Index is a capitalization-weighted index of all stocks designed to measure the performance of the financial sector of the S&P 500® Index.

(2)	The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings*
as of November 30, 2008
(as a percent of net assets)

Wells Fargo & Co.	8.6%
JPMorgan Chase & Co.	6.1%
ACE Ltd.	5.4%
Travelers Cos., Inc.	5.2%
US Bancorp.	5.0%
Bank of America Corp.	3.6%
PNC Financial Services Group, Inc.	3.6%
Reinsurance Group of America, Inc.	3.1%
Willis Group Holdings Ltd.	3.1%
Citigroup, Inc.	2.9%

* Excludes short-term investments related to ING Institutional Prime Money Market Fund — Class I.

Portfolio holdings are subject to change daily.

Industry Allocation
as of November 30, 2008
(as a percent of net assets)

Portfolio holdings are subject to change daily.

ING SmallCap Value Multi-Manager Fund
Portfolio Managers’ Report

ING SmallCap Value Multi-Manager Fund (the “Fund”) seeks maximum long term capital appreciation. The Fund is managed by Phyllis G. Thomas, CFA, Managing Director, of NWQ Investment Management Company, LLC (“NWQ”), Robert A. Schwarzkopf, CFA, Sandi L. Gleason, CFA and Julie Kutasov, CPA, of Kayne Anderson Rudnick Investment Management, LLC (“Kayne”) and Omar Aguilar, Ph.D.* and Vincent Costa, CFA both of ING Investment Management Co. (“ING IM”) — the Sub-Advisers.

Performance: For the six-month period ended November 30, 2008, the Fund’s Class A shares, excluding sales charges, provided a total return of (44.18)% compared to the Russell 2000® Value Index(1) and the Russell 2000® Index(2), which returned (32.86)% and (36.26)%, respectively, for the same period.

Portfolio Specifics: NWQ sleeve(3) — Equity markets around the world experienced significant declines. The fund underperformed the Russell 2000® Value Index by approximately 18.00% during the reporting period. We believe the relative performance for the Russell 2000 Value® Index was significantly aided by the restrictions placed on shorting of troubled finance stocks in the third quarter. Fund returns were negatively impacted by overweight positions in the energy and materials sectors, underweight positions in the financial services sector, and stock selection in technology and materials.

Kayne sleeve(3) — The markets were extremely volatile in the reporting period, with frozen credit and ongoing bank failures continuing to affect the markets. Declining oil prices made energy the worst performing sector by a wide margin. Other weak performing sectors included capital goods and consumer cyclicals, demonstrating the weak economy. Stronger performing sectors included utilities, as well as health care and staples, considered typical safe havens. High-quality stocks, as measured by S&P Quality Rankings, held up substantially better than low-quality stocks during the time period, which we would expect in such tumultuous times, and stocks with credit ratings below investment grade were down sharply as the credit markets continued to tighten.

The fund outperformed the Russell 2000® Value Index for the six-month period by over 4.00%. The aforementioned performance of high quality helped to drive the outperformance. Performance also benefited from strong stock selection in consumer cyclicals and basic materials, and an overweight and strong stock selection in consumer staples. This more than offset the poor stock selection and underweight in financial services.

ING IM sleeve(3) — The fund underperformed the Russell 2000® Value Index by approximately 3.00% during the reporting period. In June, valuation factors like price-to-book and price-to-earnings underperformed significantly, detracting from security selection, particularly in the financials sector.

The period saw a reversal in the trend for factor performance. Valuation factors bounced back from their lows for the year and worked well early in the period. However, they turned negative in September and wiped out all the earlier gains. Market recognition factors, which were in favor for most of the year, turned sharply negative during the period and hurt performance. Quality factors that were flat for the year performed well.

In October, valuation factors underperformed again, hurting fund returns, particularly in the financials and consumer discretionary sectors. The fund bounced back in November, returning above the benchmark for the month. Market recognition and quality factors drove performance during the month, with factors like sales growth, return on equity performing well during the period.

For the reporting period as a whole, an underweight position in the financials sector and overweight positions in the information technology and energy sectors hurt performance. These losses were partially offset by an underweight position in the consumer discretionary sector, which added to performance.

Security selection detracted from performance in the financials, energy, materials and consumer discretionary sectors. These losses were partially offset by security selection in the industrials and information technology sectors.

The top detractors this period included overweight positions in Brunswick Corp., FelCor Lodging Trust, Inc. and Trico Marine Services, Inc. Top performers during the period were overweight positions in IKON Office Solutions, Inc., Alaska Air Group, Inc. and Avocent Corp.

Current Strategy and Outlook: NWQ sleeve(3) — The massive liquidation of hedge funds in the last several months has driven many stocks well below the value of their existing businesses. Today the entire fund is selling at a discount to book value and very low multiples of after tax cash flow. These small-cap valuation levels are as depressed as those of 1999-2000. We continue to be underweighted in small-cap banks as we believe that bad debt will rise sharply for credit cards and auto loans as the unemployment rate rises sharply. We are finding deeply undervalued stocks in the energy and industrial sectors. While the economic recession is deepening, we are finally getting a very aggressive policy response. The Federal Reserve and Congress are in the process of generating very significant monetary and fiscal stimulus. While we believe the economy will take some time to recover, the stock market is a discounter of the future. There is an old saying that “Money makes the mare go,” and they are printing money hand over fist.

Kayne sleeve(3) — Most experts agree that the country is either on the verge of, or already in, a recession. Capital has become inaccessible, and companies who rely on debt funding, particularly short-term in nature, remain in trouble. The portfolios at Kayne, however, are specifically designed to weather the kind of difficult environment we now face; our companies can operate and grow without access to outside capital. In this type of environment, we expect our portfolios, featuring companies we believe have a high return on equity, strong balance sheets, and above market earnings growth, to prosper.

ING IM sleeve(3) — Our research builds structured portfolios of stocks with fundamental characteristics that we believe will translate into a performance advantage over the benchmark. Our analysis positions the portfolio to capitalize on high quality companies with superior business momentum, growing earnings and attractive valuations. At the end of the reporting period, the portfolio was overweight in the information technology and industrials sectors and underweight in the financials and materials sectors.

*	Effective January 13, 2009, Mr. Aguilar is no longer a portfolio manager of the Fund.

(1)	The Russell 2000® Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

(2)	The Russell 2000® Index is an unmanaged index that measures the performance of securities of small U.S. companies.

(3)	For purposes of these discussions, “the fund” refers to each Sub-Adviser’s respectively managed portion of ING SmallCap Value Multi-Manager Fund.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings
as of November 30, 2008
(as a percent of net assets)

WD-40 Co.	3.6%
Griffon Corp.	2.7%
Wausau Paper Corp.	2.3%
Aspen Insurance Holdings Ltd.	2.2%
World Fuel Services Corp.	2.0%
Marten Transport Ltd.	2.0%
Tower Group, Inc.	1.9%
Elizabeth Arden, Inc.	1.8%
Lincoln Electric Holdings, Inc.	1.7%
Stancorp Financial Group, Inc.	1.7%

Portfolio holdings are subject to change daily.

ING Value Choice Fund
Portfolio Managers’ Report

Industry Allocation
as of November 30, 2008
(as a percent of net assets)
Portfolio holdings are subject to change daily.

ING Value Choice Fund (the “Fund”) seeks long-term capital appreciation. The Fund is managed by David B. Iben, CFA, Chief Investment Officer and Managing Director of Tradewinds Global Investors, LLC — the Sub-Adviser.

Performance:  For the six-month period ended November 30, 2008, the Fund’s Class A shares, excluding sales charges, provided a total return of (42.04)% compared to the Russell 3000® Value Index(1) and the Russell Midcap® Index(2), which returned (34.68)% and (44.12)%, respectively, for the same period.

Portfolio Specifics:  A significant portion of relative under-performance can be attributed to the Fund’s significant overweight to the materials & processing sector, which was the worst performing sector in the benchmark Russell 3000® Value Index. Performance was also hurt by relatively poor stock selection in the energy and consumer staples sectors. On the positive side, performance was aided by its significant underweight to the financials sector.

There was general underperformance by the gold mining industry and somewhat indiscriminate selling of these stocks in the second half of 2008. Anglogold Ashanti Ltd. ADR is a global gold producer with operations and exploration programs around the world. In addition to the general weakness in the industry, the stock has performed poorly due to political instability in South Africa and negative investor sentiment related to its hedge book.

Smithfield Foods, Inc, a hog producer and pork processor, within the consumer staples sector, was also a drag on overall performance. Its stock’s performance has been hampered by skyrocketing grain prices and concerns regarding the outlook for its balance sheet.

Another poor performer was Apex Silver Mines Ltd., a base metal mining company engaged in the exploration and development of silver and other minerals in Latin America. The company’s underperformance was due to a decline in zinc prices due to increased global supply, continued production setbacks and the threat of nationalization after the Bolivian Government’s move to nationalize the nation’s oil and gas reserves. As a result, investors’ sentiments became increasingly negative that these issues could result in liquidity challenges and the firm unable to meet its hedge book commitments.

Lucent Technologies Capital Trust I (“Lucent Technologies”) convertible preferred was another detractor to performance. Lucent Technologies, now Alcatel-Lucent, provides voice, data and video communication services to its clients. Preferred shares in general have performed poorly in recent months. We believe that the security has also underperformed due to the market’s misperception of Alcatel-Lucent’s liquidity position. The company has indicated that it will continue to pay the preferred dividend. In our opinion, we find the company’s long-term prospects attractive and the security’s current valuation compelling.

Despite the poor performance of the gold stocks, Kinross Gold Corp., (“Kinross”) a senior gold producer with operations located in the United States, Brazil, Chile and Russia was the best performer. The company has had strong production growth and lower unit costs than its competitors. Of all of the gold companies, Kinross has been most aggressive at disposing of its high cost, low remaining life projects and acquiring lower cost mines with the proceeds.

Amgen Inc. (“Amgen”) and Apria Healthcare Group Inc. (“Apria”), stocks in the health care sector were also top performers. Amgen develops, manufactures and markets human therapeutics in cellular and molecular biology. While lack of new pipeline drugs has resulted in below industry average growth in the past, Amgen announced it is on the cusp of a major new product launch and generally has an improved pipeline outlook, which, in our view, could cement its turnaround. Investors reacted positively to the news and its share price increased. Apria is a provider of home healthcare services which include home respiratory therapy, home infusion therapy and home medical equipment. The company was acquired by The Blackstone Group in the second quarter of 2008 and the transaction was completed in the fourth quarter 2008. The acquisition price was a substantial premium over the stock price at the time of acquisition.

Current Strategy and Outlook:  In this volatile environment, capital preservation has become much more difficult than in previous downturns. When managing the Fund, we think of the investments we make as long-term holdings, with our sector weights coming through from bottom-up analysis driven by our desire to buy quality companies at attractive valuation, not to time the market. This has put us in very good stead for many years now, with very high levels of alpha generation. However, this also means that at certain times the Fund will underperform any given index, and this last year was certainly an example of that. While we continue to find what we believe are good opportunities in many areas such as materials and processing, energy and certain consumer names, we have continued to avoid the financials sector. We continue to own companies with real barriers to entry, which in our view have just become even more attractively valued versus their intrinsic worth.

(1)	The Russell 3000® Value Index is a market capitalization-weighted index of stocks of the 3,000 largest U.S. domiciled companies that exhibit value-oriented companies.

(2)	The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index, which represents approximately 26% of the total market capitalization of the Russell 1000® Index.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings*
as of November 30, 2008
(as a percent of net assets)

Newmont Mining Corp.	5.7%
Barrick Gold Corp.	4.5%
Lihir Gold Ltd. ADR	3.3%
Kinross Gold Corp.	3.2%
Allied Waste North America, Inc., 4.250%, due 04/15/34	2.8%
Arch Coal, Inc.	2.8%
Tyson Foods, Inc.	2.6%
Omnicare, Inc., 3.250%, due 12/15/35	2.6%
Albany International Corp., 2.250%, due 03/15/26	2.6%
Whole Foods Market, Inc.	2.3%

* Excludes short-term investments related to securities lending collateral.

Portfolio holdings are subject to change daily.

SHAREHOLDER EXPENSE EXAMPLES (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b–1) fees, and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2008 to November 30, 2008. The Funds’ expenses are shown without the imposition of any sales charges or fees. Expenses would have been higher if such charges were included.

Actual Expenses

The first section of the table shown, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of the table shown, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending		Expenses Paid
	Account	Account	Annualized	During the
	Value	Value	Expense	Period Ended
ING Real Estate Fund	June 1, 2008	November 30, 2008	Ratio	November 30, 2008*

Actual Fund Return
Class A	$1,000.00	$519.00	1.35%	$5.14
Class B	1,000.00	517.50	2.10	7.99
Class C	1,000.00	517.40	2.10	7.99
Class I	1,000.00	520.50	0.91	3.47
Class O	1,000.00	519.00	1.35	5.14
Class Q	1,000.00	519.70	1.16	4.42
Class W	1,000.00	520.00	0.91	3.47
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,018.30	1.35%	$6.83
Class B	1,000.00	1,014.54	2.10	10.61
Class C	1,000.00	1,014.54	2.10	10.61
Class I	1,000.00	1,020.51	0.91	4.61
Class O	1,000.00	1,018.30	1.35	6.83
Class Q	1,000.00	1,019.25	1.16	5.87
Class W	1,000.00	1,020.51	0.91	4.61

*	Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 183/365 to reflect the most recent fiscal half-year.

SHAREHOLDER EXPENSE EXAMPLES (Unaudited) (continued)

	Beginning	Ending		Expenses Paid
	Account	Account	Annualized	During the
	Value	Value	Expense	Period Ended
ING Equity Dividend Fund	June 1, 2008	November 30, 2008	Ratio	November 30, 2008*

Actual Fund Return
Class A	$1,000.00	$719.20	1.25%	$5.39
Class B	1,000.00	714.20	2.00	8.59
Class C	1,000.00	715.30	2.00	8.60
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,018.80	1.25%	$6.33
Class B	1,000.00	1,015.04	2.00	10.10
Class C	1,000.00	1,015.04	2.00	10.10

ING Fundamental Research Fund

Actual Fund Return
Class A	$1,000.00	$636.50	1.25%	$5.13
Class B	1,000.00	633.70	2.00	8.19
Class C	1,000.00	634.10	2.00	8.19
Class I	1,000.00	637.40	0.79	3.24
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,018.80	1.25%	$6.33
Class B	1,000.00	1,015.04	2.00	10.10
Class C	1,000.00	1,015.04	2.00	10.10
Class I	1,000.00	1,021.11	0.79	4.00

ING LargeCap Growth Fund

Actual Fund Return
Class A	$1,000.00	$580.60	1.45%	$5.75
Class B	1,000.00	578.70	2.10	8.31
Class C	1,000.00	578.70	2.10	8.31
Class I	1,000.00	582.10	0.95	3.77
Class Q	1,000.00	581.30	1.20	4.76
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,017.80	1.45%	$7.33
Class B	1,000.00	1,014.54	2.10	10.61
Class C	1,000.00	1,014.54	2.10	10.61
Class I	1,000.00	1,020.31	0.95	4.81
Class Q	1,000.00	1,019.05	1.20	6.07

*	Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 183/365 to reflect the most recent fiscal half-year.

SHAREHOLDER EXPENSE EXAMPLES (Unaudited) (continued)

	Beginning	Ending		Expenses Paid
	Account	Account	Annualized	During the
	Value	Value	Expense	Period Ended
ING MidCap Opportunities Fund	June 1, 2008	November 30, 2008	Ratio	November 30, 2008*

Actual Fund Return
Class A	$1,000.00	$612.00	1.35%	$5.46
Class B	1,000.00	610.00	2.10	8.48
Class C	1,000.00	609.70	2.10	8.47
Class I	1,000.00	613.10	0.92	3.72
Class O(1)	1,000.00	617.50	1.35	5.38
Class Q	1,000.00	612.30	1.17	4.73
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,018.30	1.35%	$6.83
Class B	1,000.00	1,014.54	2.10	10.61
Class C	1,000.00	1,014.54	2.10	10.61
Class I	1,000.00	1,020.46	0.92	4.66
Class O	1,000.00	1,018.30	1.35	6.83
Class Q	1,000.00	1,019.20	1.17	5.92

ING Opportunistic LargeCap Fund

Actual Fund Return
Class A	$1,000.00	$601.50	1.25%	$5.02
Class B	1,000.00	599.20	2.00	8.02
Class C	1,000.00	599.40	2.00	8.02
Class I	1,000.00	602.80	0.83	3.33
Class W	1,000.00	601.70	0.83	3.33
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,018.80	1.25%	$6.33
Class B	1,000.00	1,015.04	2.00	10.10
Class C	1,000.00	1,015.04	2.00	10.10
Class I	1,000.00	1,020.91	0.83	4.20
Class W	1,000.00	1,020.91	0.83	4.20

*	Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 183/365 to reflect the most recent fiscal half-year.

(1)	Commencement of operations was June 4, 2008. Actual Fund Return expenses paid reflect the 180 day period ended November 30, 2008.

SHAREHOLDER EXPENSE EXAMPLES (Unaudited) (continued)

	Beginning	Ending		Expenses Paid
	Account	Account	Annualized	During the
	Value	Value	Expense	Period Ended
ING SmallCap Opportunities Fund	June 1, 2008	November 30, 2008	Ratio	November 30, 2008*

Actual Fund Return
Class A	$1,000.00	$616.10	1.50%	$6.08
Class B	1,000.00	613.80	2.25	9.10
Class C	1,000.00	613.90	2.25	9.10
Class I	1,000.00	617.70	1.06	4.30
Class Q	1,000.00	616.90	1.31	5.31
Class W	1,000.00	616.70	1.06	4.30
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,017.55	1.50%	$7.59
Class B	1,000.00	1,013.79	2.25	11.36
Class C	1,000.00	1,013.79	2.25	11.36
Class I	1,000.00	1,019.75	1.06	5.37
Class Q	1,000.00	1,018.50	1.31	6.63
Class W	1,000.00	1,019.75	1.06	5.37

ING Financial Services Fund

Actual Fund Return
Class A	$1,000.00	$619.70	1.39%	$5.64
Class B	1,000.00	617.70	2.14	8.68
Class C	1,000.00	618.10	2.14	8.68
Class O	1,000.00	619.80	1.39	5.64
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,018.10	1.39%	$7.03
Class B	1,000.00	1,014.34	2.14	10.81
Class C	1,000.00	1,014.34	2.14	10.81
Class O	1,000.00	1,018.10	1.39	7.03

*	Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 183/365 to reflect the most recent fiscal half-year.

SHAREHOLDER EXPENSE EXAMPLES (Unaudited) (continued)

	Beginning	Ending		Expenses Paid
	Account	Account	Annualized	During the
	Value	Value	Expense	Period Ended
ING SmallCap Value Multi-Manager Fund	June 1, 2008	November 30, 2008	Ratio	November 30, 2008*

Actual Fund Return
Class A	$1,000.00	$558.20	1.50%	$5.86
Class B	1,000.00	556.50	2.25	8.78
Class C	1,000.00	556.00	2.25	8.78
Class I	1,000.00	560.60	1.00	3.91
Class W	1,000.00	559.10	1.00	3.91
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,017.55	1.50%	$7.59
Class B	1,000.00	1,013.79	2.25	11.36
Class C	1,000.00	1,013.79	2.25	11.36
Class I	1,000.00	1,020.05	1.00	5.06
Class W	1,000.00	1,020.05	1.00	5.06

ING Value Choice Fund

Actual Fund Return
Class A	$1,000.00	$579.60	1.40%	$5.54
Class B	1,000.00	577.90	2.15	8.50
Class C	1,000.00	577.70	2.15	8.50
Class I	1,000.00	580.20	1.15	4.56
Class O(1)	1,000.00	585.00	1.40	5.47
Class W	1,000.00	581.00	1.15	4.56
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,018.05	1.40%	$7.08
Class B	1,000.00	1,014.29	2.15	10.86
Class C	1,000.00	1,014.29	2.15	10.86
Class I	1,000.00	1,019.30	1.15	5.82
Class O	1,000.00	1,018.05	1.40	7.08
Class W	1,000.00	1,019.30	1.15	5.82

*	Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 183/365 to reflect the most recent fiscal half-year.

(1)	Commencement of operations was June 4, 2008. Actual Fund Return expenses paid reflect the 180 day period ended November 30, 2008.

STATEMENTS OF ASSETS AND LIABILITIES as of November 30, 2008 (Unaudited)

	ING	ING	ING	ING
	Real	Equity	Fundamental	LargeCap
	Estate	Dividend	Research	Growth
	Fund	Fund	Fund	Fund

ASSETS:
Investments in securities at value+*	$356,229,290	$3,779,303	$15,251,423	$80,993,864
Short-term investments**	—	—	—	271,520
Short-term investments in affiliates at amortized cost	7,139,641	209,000	242,000	517,582
Cash	—	43,806	655	10,341
Foreign currencies at value***	—	—	119	—
Receivables:
Investment securities sold	10,884,113	125,287	490,680	971,109
Fund shares sold	1,685,311	3,540	5,581	61,685
Dividends and interest	1,150,188	18,010	47,739	176,075
Prepaid expenses	49,841	36,656	28,266	28,517
Reimbursement due from manager	—	18,496	6,091	31,236

Total assets	377,138,384	4,234,098	16,072,554	83,061,929

LIABILITIES:
Payable for investment securities purchased	13,571,249	169,879	768,508	712,462
Payable for fund shares redeemed	254,118	—	35,624	372,540
Payable upon receipt of securities loaned	—	—	—	310,283
Payable to affiliates	267,236	3,125	18,421	96,870
Payable to custodian due to foreign currency overdraft****	—	43,290	—	—
Payable for trustee fees	6,399	303	1,096	6,438
Other accrued expenses and liabilities	217,182	13,372	50,966	116,254

Total liabilities	14,316,184	229,969	874,615	1,614,847

NET ASSETS	$362,822,200	$4,004,129	$15,197,939	$81,447,082

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$611,018,323	$5,654,389	$61,417,341	$421,650,394
Undistributed net investment income (distributions in excess of net investment income/accumulated net investment loss)	(2,335,828)	23,826	107,630	(390,886)
Accumulated net realized loss on investments, foreign currency related transactions, and futures	(104,675,670)	(895,995)	(43,048,528)	(314,417,814)
Net unrealized depreciation on investments and foreign currency related transactions	(141,184,625)	(778,091)	(3,278,504)	(25,394,612)

NET ASSETS	$362,822,200	$4,004,129	$15,197,939	$81,447,082

+ Including securities loaned at value	$—	$—	$—	$289,966
* Cost of investments in securities	$497,413,915	$4,557,089	$18,530,140	$106,349,133
** Cost of short-term investments	$—	$—	$—	$310,283
*** Cost of foreign currencies	$—	$—	$149	$—
**** Cost of foreign currency overdraft	$—	$42,985	$—	$—

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of November 30, 2008 (Unaudited)

	ING	ING	ING	ING
	Real	Equity	Fundamental	LargeCap
	Estate	Dividend	Research	Growth
	Fund	Fund	Fund	Fund

Class A:
Net assets	$59,893,117	$3,883,296	$7,871,116	$36,312,388
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.01	$0.01	$0.01	$0.01
Shares outstanding	7,855,891	568,602	1,189,492	2,802,809
Net asset value and redemption price per share	$7.62	$6.83	$6.62	$12.96
Maximum offering price per share (5.75%)(1)	$8.08	$7.25	$7.02	$13.75
Class B:
Net assets	$1,553,955	$61,886	$3,791,711	$17,495,045
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.01	$0.01	$0.01	$0.01
Shares outstanding	203,224	9,108	585,599	1,424,965
Net asset value and redemption price per share(2)	$7.65	$6.79	$6.47	$12.28
Maximum offering price per share	$7.65	$6.79	$6.47	$12.28
Class C:
Net assets	$3,053,038	$58,947	$3,533,507	$16,203,978
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.01	$0.01	$0.01	$0.01
Shares outstanding	383,904	8,651	543,600	1,323,946
Net asset value and redemption price per share(2)	$7.95	$6.81	$6.50	$12.24
Maximum offering price per share	$7.95	$6.81	$6.50	$12.24
Class I:
Net assets	$280,419,854	n/a	$1,605	$10,948,089
Shares authorized	unlimited	n/a	unlimited	unlimited
Par value	$0.01	n/a	$0.01	$0.01
Shares outstanding	34,542,575	n/a	243	804,390
Net asset value and redemption price per share	$8.12	n/a	$6.61	$13.61
Maximum offering price per share	$8.12	n/a	$6.61	$13.61
Class O:
Net assets	$17,307,784	n/a	n/a	n/a
Shares authorized	unlimited	n/a	n/a	n/a
Par value	$0.01	n/a	n/a	n/a
Shares outstanding	2,275,904	n/a	n/a	n/a
Net asset value and redemption price per share	$7.60	n/a	n/a	n/a
Maximum offering price per share	$7.60	n/a	n/a	n/a
Class Q:
Net assets	$418	n/a	n/a	$487,582
Shares authorized	unlimited	n/a	n/a	unlimited
Par value	$0.01	n/a	n/a	$0.01
Shares outstanding	55	n/a	n/a	36,386
Net asset value and redemption price per share	$7.64	n/a	n/a	$13.40
Maximum offering price per share	$7.64	n/a	n/a	$13.40
Class W:
Net assets	$594,034	n/a	n/a	n/a
Shares authorized	unlimited	n/a	n/a	n/a
Par value	$0.01	n/a	n/a	n/a
Shares outstanding	66,105	n/a	n/a	n/a
Net asset value and redemption price per share	$8.99	n/a	n/a	n/a
Maximum offering price per share	$8.99	n/a	n/a	n/a

(1)	Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $100,000 or more, the offering price is reduced.
(2)	Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of November 30, 2008 (Unaudited) (continued)

	ING	ING	ING
	MidCap	Opportunistic	SmallCap
	Opportunities	LargeCap	Opportunities
	Fund	Fund	Fund

ASSETS:
Investments in securities at value+*	$154,125,253	$20,780,950	$100,976,095
Short-term investments**	3,378,995	—	7,306,506
Short-term investments in affiliates at amortized cost	2,000,000	147,000	21,000
Short-term investments at amortized cost	—	—	3,038,000
Cash	—	274	878
Foreign currencies at value***	133,972	—	—
Receivables:
Investment securities sold	3,741,744	485,891	1,387,321
Fund shares sold	229,129	6,076	230,720
Dividends and interest	162,235	45,934	94,125
Prepaid expenses	34,035	35,059	29,425
Reimbursement due from manager	33,496	9,405	49,359

Total assets	163,838,859	21,510,589	113,133,429

LIABILITIES:
Payable for investment securities purchased	3,835,186	262,522	2,199,255
Payable for fund shares redeemed	324,352	55,320	182,052
Payable upon receipt of securities loaned	3,495,674	—	7,379,090
Payable to affiliates	176,711	20,672	116,836
Payable to custodian due to bank overdraft	821,869	—	—
Payable for trustee fees	8,457	2,462	5,591
Other accrued expenses and liabilities	297,115	76,828	143,632

Total liabilities	8,959,364	417,804	10,026,456

NET ASSETS	$154,879,495	$21,092,785	$103,106,973

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$302,171,804	$80,990,904	$370,969,626
Accumulated net investment loss	(923,047)	(53,663)	(484,456)
Accumulated net realized loss on investments	(99,564,229)	(53,814,264)	(227,718,778)
Net unrealized depreciation on investments and foreign currency related transactions	(46,805,033)	(6,030,192)	(39,659,419)

NET ASSETS	$154,879,495	$21,092,785	$103,106,973

+ Including securities loaned at value	$3,368,019	$—	$7,260,384
* Cost of investments in securities	$200,814,181	$26,811,142	$140,562,930
** Cost of short-term investments	$3,495,674	$—	$7,379,090
*** Cost of foreign currencies	$133,398	$—	$—

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of November 30, 2008 (Unaudited)

	ING	ING	ING
	MidCap	Opportunistic	SmallCap
	Opportunities	LargeCap	Opportunities
	Fund	Fund	Fund

Class A:
Net assets	$83,160,953	$15,658,253	$75,572,717
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.01	$0.01	$0.01
Shares outstanding	8,164,321	2,483,140	3,600,178
Net asset value and redemption price per share	$10.19	$6.31	$20.99
Maximum offering price per share (5.75%)(1)	$10.81	$6.69	$22.27
Class B:
Net assets	$21,027,208	$2,255,170	$5,837,277
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.01	$0.01	$0.01
Shares outstanding	2,244,916	364,363	311,755
Net asset value and redemption price per share(2)	$9.37	$6.19	$18.72
Maximum offering price per share	$9.37	$6.19	$18.72
Class C:
Net assets	$41,135,461	$1,082,094	$16,436,416
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.01	$0.01	$0.01
Shares outstanding	4,418,142	176,048	879,781
Net asset value and redemption price per share(2)	$9.31	$6.15	$18.68
Maximum offering price per share	$9.31	$6.15	$18.68
Class I:
Net assets	$5,926,686	$2,096,700	$5,038,904
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.01	$0.01	$0.01
Shares outstanding	554,956	329,854	232,764
Net asset value and redemption price per share	$10.68	$6.36	$21.65
Maximum offering price per share	$10.68	$6.36	$21.65
Class O:
Net assets	$136,893	n/a	n/a
Shares authorized	unlimited	n/a	n/a
Par value	$0.01	n/a	n/a
Shares outstanding	13,454	n/a	n/a
Net asset value and redemption price per share	$10.17	n/a	n/a
Maximum offering price per share	$10.17	n/a	n/a
Class Q:
Net assets	$3,492,294	n/a	$66,879
Shares authorized	unlimited	n/a	unlimited
Par value	$0.01	n/a	$0.01
Shares outstanding	336,041	n/a	3,142
Net asset value and redemption price per share	$10.39	n/a	$21.29
Maximum offering price per share	$10.39	n/a	$21.29
Class W:
Net assets	n/a	$568	$154,780
Shares authorized	n/a	unlimited	unlimited
Par value	n/a	$0.01	$0.01
Shares outstanding	n/a	90	7,173
Net asset value and redemption price per share	n/a	$6.33	$21.58
Maximum offering price per share	n/a	$6.33	$21.58

(1)	Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $100,000 or more, the offering price is reduced.
(2)	Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of November 30, 2008 (Unaudited) (continued)

	ING	ING	ING
	Financial	SmallCap Value	Value
	Services	Multi-Manager	Choice
	Fund	Fund	Fund

ASSETS:
Investments in securities at value+*	$113,062,594	$28,173,030	$213,836,163
Short-term investments**	—	547,157	24,034,828
Short-term investments in affiliates at amortized cost	7,279,000	672,219	—
Cash	—	12,093	—
Foreign currencies at value***	64,042	—	—
Receivables:
Investment securities sold	—	751,515	3,478,342
Fund shares sold	80,982	6,483	1,829,190
Dividends and interest	423,437	42,413	1,313,684
Prepaid expenses	27,995	20,018	39,048
Reimbursement due from manager	—	20,017	25,439

Total assets	120,938,050	30,244,945	244,556,694

LIABILITIES:
Payable for investment securities purchased	—	569,547	—
Payable for fund shares redeemed	182,198	118,253	800,421
Payable upon receipt of securities loaned	—	568,198	24,147,362
Payable to affiliates	111,585	33,826	253,257
Payable to custodian due to bank overdraft	276	—	99,586
Payable for trustee fees	8,191	1,039	2,543
Other accrued expenses and liabilities	152,877	90,470	214,038

Total liabilities	455,127	1,381,333	25,517,207

NET ASSETS	$120,482,923	$28,863,612	$219,039,487

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$202,522,248	$59,580,325	$400,606,567
Undistributed net investment income	2,776,768	205,949	557,079
Accumulated net realized loss on investments and foreign currency related transactions	(38,634,459)	(12,238,234)	(24,589,768)
Net unrealized depreciation on investments and foreign currency related transactions	(46,181,634)	(18,684,428)	(157,534,391)

NET ASSETS	$120,482,923	$28,863,612	$219,039,487

+ Including securities loaned at value	$—	$543,796	$22,597,495
* Cost of investments in securities	$159,229,893	$46,836,417	$371,258,020
** Cost of short-term investments	$—	$568,198	$24,147,362
*** Cost of foreign currencies	$77,504	$—	$—

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of November 30, 2008 (Unaudited)

	ING	ING	ING
	Financial	SmallCap Value	Value
	Services	Multi-Manager	Choice
	Fund	Fund	Fund

Class A:
Net assets	$98,105,815	$21,200,129	$139,599,930
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.01	$0.01	$0.01
Shares outstanding	9,824,164	3,296,270	16,736,770
Net asset value and redemption price per share	$9.99	$6.43	$8.34
Maximum offering price per share (5.75%)(1)	$10.60	$6.82	$8.85
Class B:
Net assets	$6,753,919	$1,241,259	$20,216,216
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.01	$0.01	$0.01
Shares outstanding	686,713	197,156	2,448,299
Net asset value and redemption price per share(2)	$9.84	$6.30	$8.26
Maximum offering price per share	$9.84	$6.30	$8.26
Class C:
Net assets	$3,235,882	$3,971,150	$50,635,156
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.01	$0.01	$0.01
Shares outstanding	340,710	630,782	6,137,344
Net asset value and redemption price per share(2)	$9.50	$6.30	$8.25
Maximum offering price per share	$9.50	$6.30	$8.25
Class I:
Net assets	n/a	$2,430,634	$3,671,133
Shares authorized	n/a	unlimited	unlimited
Par value	n/a	$0.01	$0.01
Shares outstanding	n/a	375,206	436,353
Net asset value and redemption price per share	n/a	$6.48	$8.41
Maximum offering price per share	n/a	$6.48	$8.41
Class O:
Net assets	$12,387,307	n/a	$246,008
Shares authorized	unlimited	n/a	unlimited
Par value	$0.01	n/a	$0.01
Shares outstanding	1,249,756	n/a	29,552
Net asset value and redemption price per share	$9.91	n/a	$8.32
Maximum offering price per share	$9.91	n/a	$8.32
Class W:
Net assets	n/a	$20,440	$4,671,044
Shares authorized	n/a	unlimited	unlimited
Par value	n/a	$0.01	$0.01
Shares outstanding	n/a	3,024	518,079
Net asset value and redemption price per share	n/a	$6.76	$9.02
Maximum offering price per share	n/a	$6.76	$9.02

(1)	Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $100,000 or more, the offering price is reduced.
(2)	Redemption price per share may be affected by applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS for the six months ended November 30, 2008 (Unaudited)

	ING	ING	ING	ING
	Real	Equity	Fundamental	LargeCap
	Estate	Dividend	Research	Growth
	Fund	Fund	Fund	Fund

INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*(1)	$7,945,395	$93,265	$253,835	$594,981
Interest	53,506	—	535	15,576
Securities lending income	—	—	—	39,933

Total investment income	7,998,901	93,265	254,370	650,490

EXPENSES:
Investment management fees	1,765,038	14,105	79,203	465,745
Distribution and service fees:
Class A	113,026	5,378	14,546	95,845
Class B	13,305	113	29,776	148,478
Class C	16,708	76	25,176	118,809
Class O	36,356	—	—	—
Class Q	1	—	—	882
Transfer agent fees:
Class A	91,749	1,256	12,134	57,260
Class B	2,714	17	6,224	31,102
Class C	3,359	13	5,254	24,840
Class I	17,236	—	—	4,315
Class O	29,641	—	—	—
Class Q	—	—	—	200
Class W	274	—	—	—
Administrative service fees	252,146	2,170	11,315	62,099
Shareholder reporting expense	78,718	1,363	7,530	44,231
Registration fees	52,069	16,069	26,660	30,846
Professional fees	59,633	4,583	7,099	20,365
Custody and accounting expense	34,940	5,976	5,082	17,562
Trustee fees	7,725	217	452	4,662
Offering expense	—	75,159	—	—
Miscellaneous expense	12,257	1,901	4,310	7,354
Interest expense	220	—	—	—

Total expenses	2,587,115	128,396	234,761	1,134,595
Net waived and reimbursed fees	(2,586)	(101,109)	(51,762)	(99,358)
Brokerage commission recapture	—	—	—	(1,431)

Net expenses	2,584,529	27,287	182,999	1,033,806

Net investment income (loss)	5,414,372	65,978	71,371	(383,316)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY RELATED TRANSACTIONS, AND FUTURES
Net realized gain (loss) on:
Investments	(97,788,234)	(825,090)	(4,390,828)	(11,971,464)
Foreign currency related transactions	—	713	323	2,241
Futures	—	—	(24,916)	—

Net realized loss on investments, foreign currency related transactions, and futures	(97,788,234)	(824,377)	(4,415,421)	(11,969,223)

Net change in unrealized appreciation or depreciation on:
Investments	(216,022,156)	(647,514)	(5,402,711)	(52,139,488)
Foreign currency related transactions	—	(301)	554	753

Net change in unrealized appreciation or depreciation on investments	(216,022,156)	(647,815)	(5,402,157)	(52,138,735)

Net realized and unrealized loss on investments, foreign currency related transactions, and futures	(313,810,390)	(1,472,192)	(9,817,578)	(64,107,958)

Decrease in net assets resulting from operations	$(308,396,018)	$(1,406,214)	$(9,746,207)	$(64,491,274)

* Foreign taxes withheld	$—	$501	$1,821	$4,402
(1) Dividends from affiliates	$77,705	$1,373	$2,389	$15,121

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS for the six months ended November 30, 2008 (Unaudited)

	ING	ING	ING
	MidCap	Opportunistic	SmallCap
	Opportunities	LargeCap	Opportunities
	Fund	Fund	Fund

INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*(1)	$791,296	$161,661	$460,622
Interest	7,762	748	4,828
Securities lending income	92,944	—	128,121

Total investment income	892,002	162,409	593,571

EXPENSES:
Investment management fees	823,935	112,899	585,396
Distribution and service fees:
Class A	169,765	30,040	135,442
Class B	183,581	18,095	47,415
Class C	290,751	8,389	118,844
Class O	72	—	—
Class Q	5,943	—	135
Transfer agent fees:
Class A	119,058	26,176	108,524
Class B	38,608	3,969	11,436
Class C	61,236	1,832	28,631
Class I	1,302	710	1,598
Class O	91	—	—
Class Q	905	—	27
Class W	—	—	6
Administrative service fees	109,857	16,128	65,043
Shareholder reporting expense	28,680	7,052	13,917
Registration fees	41,185	36,141	38,968
Professional fees	33,645	12,419	21,132
Custody and accounting expense	20,568	4,224	15,788
Trustee fees	3,696	471	774
Miscellaneous expense	113,404	5,768	75,275
Interest expense	183	—	116

Total expenses	2,046,465	284,313	1,268,467
Net waived and reimbursed fees	(231,735)	(68,241)	(185,146)

Net expenses	1,814,730	216,072	1,083,321

Net investment loss	(922,728)	(53,663)	(489,750)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY RELATED TRANSACTIONS
Net realized loss on investments	(33,194,666)	(6,933,052)	(11,165,185)

Net change in unrealized appreciation or depreciation on:
Investments	(68,095,097)	(8,693,376)	(48,680,378)
Foreign currency related transactions	923	—	—

Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	(68,094,174)	(8,693,376)	(48,680,378)

Net realized and unrealized loss on investments, foreign currency related transactions	(101,288,840)	(15,626,428)	(59,845,563)

Decrease in net assets resulting from operations	$(102,211,568)	$(15,680,091)	$(60,335,313)

* Foreign taxes withheld	$—	$—	$1,857
(1) Dividends from affiliates	$44,850	$1,152	$36,417

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS for the six months ended November 30, 2008 (Unaudited)

	ING	ING	ING
	Financial	SmallCap Value	Value
	Services	Multi-Manager	Choice
	Fund	Fund	Fund

INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*(1)	$2,842,775	$499,462	$2,092,834
Interest	6,288	2,451	1,404,179
Securities lending income	—	21,719	209,208

Total investment income	2,849,063	523,632	3,706,221

EXPENSES:
Investment management fees	644,394	233,706	1,424,877
Distribution and service fees:
Class A	234,308	41,863	261,871
Class B	50,697	10,096	143,968
Class C	19,683	33,430	350,824
Class O	20,703	—	103
Transfer agent fees:
Class A	133,918	41,187	197,370
Class B	10,156	2,988	27,257
Class C	3,929	12,927	66,220
Class I	—	555	1,157
Class O	16,561	—	79
Class W	—	1	1,841
Administrative service fees	—	24,571	158,318
Shareholder reporting expense	53,166	22,764	47,120
Registration fees	29,186	32,379	47,707
Professional fees	23,640	10,878	48,012
Custody and accounting expense	16,014	11,484	18,610
Trustee fees	4,026	1,167	3,584
Miscellaneous expense	8,884	5,212	10,669
Interest expense	—	—	1,730

Total expenses	1,269,265	485,208	2,811,317
Net waived and reimbursed fees	(70,971)	(101,283)	(234,169)
Brokerage commission recapture	—	(7,676)	(17,535)

Net expenses	1,198,294	376,249	2,559,613

Net investment income	1,650,769	147,383	1,146,608

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY RELATED TRANSACTIONS:
Net realized loss on:
Investments	(39,822,532)	(10,040,994)	(14,738,803)
Foreign currency related transactions	(5,684)	—	—

Net realized loss on investments and foreign currency related transactions	(39,828,216)	(10,040,994)	(14,738,803)

Net change in unrealized appreciation or depreciation on:
Investments	(38,286,234)	(15,657,731)	(156,766,422)
Foreign currency related transactions	(12,886)	—	—

Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	(38,299,120)	(15,657,731)	(156,766,422)

Net realized and unrealized loss on investments and foreign currency related transactions	(78,127,336)	(25,698,725)	(171,505,225)

Decrease in net assets resulting from operations	$(76,476,567)	$(25,551,342)	$(170,358,617)

* Foreign taxes withheld	$—	$—	$45,243
(1) Dividends from affiliates	$121,398	$3,795	$53,285

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)

	ING Real Estate Fund		ING Equity Dividend Fund
	Six Months Ended	Year Ended	Six Months Ended	December 18, 2007(1)
	November 30,	May 31,	November 30,	to May 31,
	2008	2008	2008	2008

FROM OPERATIONS:
Net investment income	$5,414,372	$4,392,165	$65,978	$54,987
Net realized gain (loss) on investments and foreign currency related transactions	(97,788,234)	6,746,579	(824,377)	(72,542)
Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	(216,022,156)	(53,901,813)	(647,815)	(130,276)

Decrease in net assets resulting from operations	(308,396,018)	(42,763,069)	(1,406,214)	(147,831)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(1,380,843)	(1,268,188)	(61,861)	(37,961)
Class B	(29,929)	(8,375)	(142)	(6)
Class C	(35,888)	(6,460)	(96)	(4)
Class I	(6,226,212)	(2,148,620)	—	—
Class O	(464,743)	(422,975)	—	—
Class Q	(11)	(10)	—	—
Class W	(4,894)	(11)	—	—
Net realized gains:
Class A	—	(11,028,368)	—	—
Class B	—	(387,746)	—	—
Class C	—	(309,913)	—	—
Class I	—	(12,129,107)	—	—
Class O	—	(3,727,503)	—	—
Class Q	—	(89)	—	—
Class W	—	(4)	—	—
Return of capital:
Class A	—	(948,356)	—	—
Class B	—	(34,106)	—	—
Class C	—	(26,999)	—	—
Class I	—	(981,175)	—	—
Class O	—	(312,539)	—	—
Class Q	—	(7)	—	—
Class W	—	(3)	—	—

Total distributions	(8,142,520)	(33,740,554)	(62,099)	(37,971)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	264,818,968	272,890,077	625,994	5,052,071
Reinvestment of distributions	4,541,093	32,537,849	2,300	67

	269,360,061	305,427,926	628,294	5,052,138
Cost of shares redeemed	(75,012,821)	(141,827,194)	(22,188)	—

Net increase in net assets resulting from capital share transactions	194,347,240	163,600,732	606,106	5,052,138

Net increase (decrease) in net assets	(122,191,298)	87,097,109	(862,207)	4,866,336

NET ASSETS:
Beginning of period	485,013,498	397,916,389	4,866,336	—

End of period	$362,822,200	$485,013,498	$4,004,129	$4,866,336

Undistributed net investment income (Distributions in excess of net investment income) at end of period	$(2,335,828)	$392,320	$23,826	$19,947

(1) Commencement of operations

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)

	ING Fundamental Research Fund		ING LargeCap Growth Fund
	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	November 30,	May 31,	November 30,	May 31,
	2008	2008	2008	2008

FROM OPERATIONS:
Net investment income (loss)	$71,371	$39,498	$(383,316)	$(291,895)
Net realized gain (loss) on investments, foreign currency related transactions, and futures	(4,415,421)	(175,128)	(11,969,223)	32,218,410
Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	(5,402,157)	(2,436,544)	(52,138,735)	(23,366,854)

Increase (decrease) in net assets resulting from operations	(9,746,207)	(2,572,174)	(64,491,274)	8,559,661

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net realized gains:
Class A	—	(901,698)	—	—
Class B	—	(717,230)	—	—
Class C	—	(426,414)	—	—
Class I	—	(199)	—	—

Total distributions	—	(2,045,541)	—	—

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	912,697	7,146,639	7,581,338	35,167,967
Reinvestment of distributions	—	1,141,782	—	—

	912,697	8,288,421	7,581,338	35,167,967
Cost of shares redeemed	(4,350,065)	(14,972,129)	(24,049,979)	(134,185,317)

Net decrease in net assets resulting from capital share transactions	(3,437,368)	(6,683,708)	(16,468,641)	(99,017,350)

Net decrease in net assets	(13,183,575)	(11,301,423)	(80,959,915)	(90,457,689)

NET ASSETS:
Beginning of period	28,381,514	39,682,937	162,406,997	252,864,686

End of period	$15,197,939	$28,381,514	$81,447,082	$162,406,997

Undistributed net investment income (accumulated net investment loss) at end of period	$107,630	$36,259	$(390,886)	$(7,570)

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)

	ING MidCap Opportunities Fund		ING Opportunistic LargeCap Fund
	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	November 30,	May 31,	November 30,	May 31,
	2008	2008	2008	2008

FROM OPERATIONS:
Net investment loss	$(922,728)	$(2,924,365)	$(53,663)	$(34,504)
Net realized gain (loss) on investments	(33,194,666)	43,213,696	(6,933,052)	(6,225,413)
Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	(68,094,174)	(21,807,453)	(8,693,376)	1,109,844

Increase (decrease) in net assets resulting from operations	(102,211,568)	18,481,878	(15,680,091)	(5,150,073)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net realized gains:
Class A	—	(15,982,698)	—	(510,290)
Class B	—	(10,457,006)	—	(28,870)
Class C	—	(11,129,601)	—	(32,964)
Class I	—	(557,928)	—	(1,470)
Class Q	—	(752,331)	—	—

Total distributions	—	(38,879,564)	—	(573,594)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	27,336,771	53,624,086	1,393,754	7,078,917
Proceeds from shares issued in merger (Note 12)	—	—	—	41,597,287
Reinvestment of distributions	—	26,603,097	—	205,420

	27,336,771	80,227,183	1,393,754	48,881,624
Cost of shares redeemed	(42,331,950)	(81,547,350)	(7,044,589)	(7,845,711)

Net increase (decrease) in net assets resulting from capital share transactions	(14,995,179)	(1,320,167)	(5,650,835)	41,035,913

Net increase (decrease) in net assets	(117,206,747)	(21,717,853)	(21,330,926)	35,312,246

NET ASSETS:
Beginning of period	272,086,242	293,804,095	42,423,711	7,111,465

End of period	$154,879,495	$272,086,242	$21,092,785	$42,423,711

Distribution in excess of net investment income/accumulated net investment loss at end of period	$(923,047)	$(319)	$(53,663)	$—

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)

	ING SmallCap Opportunities Fund		ING Financial Services Fund
	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	November 30,	May 31,	November 30,	May 31,
	2008	2008	2008	2008

FROM OPERATIONS:
Net investment income (loss)	$(489,750)	$(881,462)	$1,650,769	$3,005,070
Net realized gain (loss) on investments and foreign currency related transactions	(11,165,185)	12,616,451	(39,828,216)	9,638,933
Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	(48,680,378)	(14,643,535)	(38,299,120)	(81,493,167)

Decrease in net assets resulting from operations	(60,335,313)	(2,908,546)	(76,476,567)	(68,849,164)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	—	—	—	(2,641,732)
Class B	—	—	—	(20,607)
Class C	—	—	—	(18,775)
Class O	—	—	—	(273,548)
Net realized gains:
Class A	—	—	—	(26,847,652)
Class B	—	—	—	(2,795,175)
Class C	—	—	—	(264,449)
Class O	—	—	—	(2,662,103)

Total distributions	—	—	—	(35,524,041)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	56,607,976	21,343,392	16,854,815	38,550,668
Reinvestment of distributions	—	—	—	27,837,040

	56,607,976	21,343,392	16,854,815	66,387,708
Cost of shares redeemed	(27,033,760)	(37,509,105)	(23,370,736)	(70,959,948)

Net increase (decrease) in net assets resulting from capital share transactions	29,574,216	(16,165,713)	(6,515,921)	(4,572,240)

Net decrease in net assets	(30,761,097)	(19,074,259)	(82,992,488)	(108,945,445)

NET ASSETS:
Beginning of period	133,868,070	152,942,329	203,475,411	312,420,856

End of period	$103,106,973	$133,868,070	$120,482,923	$203,475,411

Undistributed net investment income (accumulated net investment loss) at end of period	$(484,456)	$5,294	$2,776,768	$1,125,999

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)

	ING SmallCap Value Multi-Manager Fund		ING Value Choice Fund
	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	November 30,	May 31,	November 30,	May 31,
	2008	2008	2008	2008

FROM OPERATIONS:
Net investment income	$147,383	$290,019	$1,146,608	$1,039,361
Net realized gain (loss) on investments	(10,040,994)	(2,169,621)	(14,738,803)	30,628,524
Net change in unrealized appreciation or depreciation on investments	(15,657,731)	(14,949,352)	(156,766,422)	(36,339,113)

Decrease in net assets resulting from operations	(25,551,342)	(16,828,954)	(170,358,617)	(4,671,228)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	—	(179,240)	(1,244,462)	(696,287)
Class I	—	(62,883)	(22,410)	(2,280)
Class O	—	—	(542)	—
Class W	—	—	(41,826)	—
Net realized gains:
Class A	—	(2,122,299)	(4,573,572)	(12,593,571)
Class B	—	(132,128)	(597,971)	(2,360,990)
Class C	—	(550,241)	(1,505,087)	(4,955,456)
Class I	—	(431,540)	(63,246)	(28,303)
Class O	—	—	(1,617)	—
Class W	—	—	(117,401)	—

Total distributions	—	(3,478,331)	(8,168,134)	(20,636,887)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	3,248,810	23,026,801	100,893,192	136,131,952
Proceeds from shares issued in merger (Note 12)	—	—	27,448,473	—
Reinvestment of distributions	—	2,407,556	6,236,014	17,131,248

	3,248,810	25,434,357	134,577,679	153,263,200
Cost of shares redeemed	(14,756,568)	(42,185,665)	(92,426,841)	(123,051,055)

Net increase (decrease) in net assets resulting from capital share transactions	(11,507,758)	(16,751,308)	42,150,838	30,212,145

Net increase (decrease) in net assets	(37,059,100)	(37,058,593)	(136,375,913)	4,904,030

NET ASSETS:
Beginning of period	65,922,712	102,981,305	355,415,400	350,511,370

End of period	$28,863,612	$65,922,712	$219,039,487	$355,415,400

Undistributed net investment income at end of period	$205,949	$58,566	$557,079	$719,711

See Accompanying Notes to Financial Statements

ING Real Estate Fund (Unaudited)
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A
	Six Months
	Ended
	November 30,	Year Ended May 31,
	2008	2008	2007		2006		2005		2004

Per Share Operating Performance:
Net asset value, beginning of period	$14.89	19.27	16.42		14.82		12.76		11.06
Income (loss) from investment operations:
Net investment income	$0.12	0.21 *	0.14	*	0.20	†	0.47	*	0.57
Net realized and unrealized gain (loss) on investments	$(7.20)	(2.61)	4.41		3.02		3.04		2.29
Total from investment operations	$(7.08)	(2.40)	4.55		3.22		3.51		2.86
Less distributions from:
Net investment income	$0.19	0.19	0.16		0.49		0.50		0.65
Net realized gains from investments	$—	1.67	1.54		1.13		0.95		0.51
Return of capital	$—	0.12	—		—		—		—
Total distributions	$0.19	1.98	1.70		1.62		1.45		1.16
Net asset value, end of period	$7.62	14.89	19.27		16.42		14.82		12.76
Total Return(1)%	(48.10)	(11.59)	28.13		22.63		28.51		26.79

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$59,893	105,808	165,377		102,853		57,799		16,569
Ratios to average net assets:
Gross expenses prior to expense waiver/recoupment and brokerage commission recapture(2)%	1.35	1.36	1.22		1.20		1.15		1.37
Net expenses after expense waiver/recoupment and prior to brokerage commission recapture(2)(3)%	1.35 ††	1.33	1.22		1.20		1.23		1.31
Net expenses after expense waiver/recoupment and brokerage commission recapture(2)(3)%	1.35 ††	1.33	1.20		1.16		1.15		1.27
Net investment income after expense waiver/recoupment and brokerage commission recapture(2)(3)%	1.79 ††	1.34	0.74		1.36	†	3.34		4.84
Portfolio turnover rate %	46	91	57		51		91		132

(1)	Total return is calculated assuming reinvestment of all dividends, return of capital, and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for periods less than one year are not annualized.

(2)	Annualized for periods less than one year.

(3)	The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage, extraordinary, and acquired fund fees and expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

*	Calculated using average number of shares outstanding throughout the period.

†	Effective June 1, 2005, the Fund adopted a policy to reduce cost of investments for financial statement purposes by the distributions received in excess of income from Real Estate Investment Trusts. The effect of this change for the twelve months ended May 31, 2006 was to decrease the net investment income per share by $0.25, increase net realized and unrealized gain on investments per share by $0.25 and decrease the ratio of net investment income to average net assets from 2.91% to 1.36%.

††	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income ratio.

See Accompanying Notes to Financial Statements

ING Real Estate Fund (Unaudited) (continued)
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period.

	Class B
	Six Months
	Ended
	November 30,		Year Ended May 31,
	2008		2008	2007		2006		2005		2004

Per Share Operating Performance:
Net asset value, beginning of period	$14.93		19.32	16.45		14.85		12.78		11.10
Income (loss) from investment operations:
Net investment income (loss)	$0.06	**	0.09 **	(0.00	)*	0.08	†	0.37	**	0.45
Net realized and unrealized gain (loss) on investments	$(7.20)		(2.63)	4.43		3.02		3.05		2.32
Total from investment operations	$(7.14)		(2.54)	4.43		3.10		3.42		2.77
Less distributions from:
Net investment income	$0.14		0.06	0.02		0.37		0.40		0.58
Net realized gains from investments	$—		1.67	1.54		1.13		0.95		0.51
Return of capital	$—		0.12	—		—		—		—
Total distributions	$0.14		1.85	1.56		1.50		1.35		1.09
Net asset value, end of period	$7.65		14.93	19.32		16.45		14.85		12.78
Total Return(1)%	(48.25)		(12.35)	27.24		21.70		27.62		25.81

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$1,554		3,285	6,331		5,037		3,484		1,990
Ratios to average net assets:
Gross expenses prior to expense waiver/recoupment and brokerage commission recapture(2)%	2.10		2.11	1.97		1.95		1.90		2.12
Net expenses after expense waiver/recoupment and prior to brokerage commission recapture(2)(3)%	2.10	††	2.08	1.97		1.95		1.98		2.06
Net expenses after expense waiver/recoupment and brokerage commission recapture(2)(3)%	2.10	††	2.08	1.95		1.91		1.90		2.02
Net investment income (loss) after expense waiver/recoupment and brokerage commission recapture(2)(3)%	0.98	††	0.59	(0.00	)*	0.61	†	2.64		3.28
Portfolio turnover rate %	46		91	57		51		91		132

(1)	Total return is calculated assuming reinvestment of all dividends, return of capital, and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for periods less than one year are not annualized.

(2)	Annualized for periods less than one year.

(3)	The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage, extraordinary, and acquired fund fees and expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

*	Amount is more than $(0.005) or (0.005)%.

**	Calculated using average number of shares outstanding throughout the period.

†	Effective June 1, 2005, the Fund adopted a policy to reduce cost of investments for financial statement purposes by the distributions received in excess of income from Real Estate Investment Trusts. The effect of this change for the twelve months ended May 31, 2006 was to decrease the net investment income per share by $0.25, increase net realized and unrealized gain on investments per share by $0.25 and decrease the ratio of net investment income to average net assets from 2.16% to 0.61%.

††	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income ratio.

See Accompanying Notes to Financial Statements

ING Real Estate Fund (Unaudited) (continued)
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period.

	Class C
	Six Months
	Ended
	November 30,		Year Ended May 31,
	2008		2008	2007		2006		2005		2004

Per Share Operating Performance:
Net asset value, beginning of period	$15.52		19.99	16.98		15.28		13.11		11.37
Income (loss) from investment operations:
Net investment income (loss)	$0.07	*	0.10 *	(0.01	)*	0.11	†	0.38	*	0.43
Net realized and unrealized gain (loss) on investments	$(7.50)		(2.73)	4.58		3.09		3.13		2.40
Total from investment operations	$(7.43)		(2.63)	4.57		3.20		3.51		2.83
Less distributions from:
Net investment income	$0.14		0.05	0.02		0.37		0.39		0.58
Net realized gains from investments	$—		1.67	1.54		1.13		0.95		0.51
Return of capital	$—		0.12	—		—		—		—
Total distributions	$0.14		1.84	1.56		1.50		1.34		1.09
Net asset value, end of period	$7.95		15.52	19.99		16.98		15.28		13.11
Total Return(1)%	(48.26)		(12.37)	27.21		21.69		27.57		25.75

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$3,053		3,214	4,942		3,124		2,720		2,708
Ratios to average net assets:
Gross expenses prior to expense waiver/recoupment and brokerage commission recapture(2)%	2.10		2.11	1.97		1.95		1.90		2.12
Net expenses after expense waiver/recoupment and prior to brokerage commission recapture(2)(3)%	2.10	††	2.08	1.97		1.95		1.98		2.06
Net expenses after expense waiver/recoupment and brokerage commission recapture(2)(3)%	2.10	††	2.08	1.95		1.91		1.90		2.02
Net investment income (loss) after expense waiver/recoupment and brokerage commission recapture(2)(3)%	1.08	††	0.58	(0.02)		0.61	†	2.65		3.54
Portfolio turnover rate %	46		91	57		51		91		132

(1)	Total return is calculated assuming reinvestment of all dividends, return of capital, and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for periods less than one year are not annualized.

(2)	Annualized for periods less than one year.

(3)	The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage, extraordinary, and acquired fund fees and expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

*	Calculated using average number of shares outstanding throughout the period.

†	Effective June 1, 2005, the Fund adopted a policy to reduce cost of investments for financial statement purposes by the distributions received in excess of income from Real Estate Investment Trusts. The effect of this change for the twelve months ended May 31, 2006 was to decrease the net investment income per share by $0.26, increase net realized and unrealized gain on investments per share by $0.26 and decrease the ratio of net investment income to average net assets from 2.16% to 0.61%.

††	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income ratio.

See Accompanying Notes to Financial Statements

ING Real Estate Fund (Unaudited) (continued)
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period.

	Class I
	Six Months
	Ended
	November 30,		Year Ended May 31,
	2008		2008	2007		2006		2005		2004

Per Share Operating Performance:
Net asset value, beginning of period	$15.84		20.35	17.25		15.49		13.28		11.45
Income (loss) from investment operations:
Net investment income	$0.15	*	0.25 *	0.21	*	0.28	*†	0.54	*	0.58
Net realized and unrealized gain (loss) on investments	$(7.65)		(2.73)	4.64		3.14		3.15		2.43
Total from investment operations	$(7.50)		(2.48)	4.85		3.42		3.69		3.01
Less distributions from:
Net investment income	$0.22		0.24	0.21		0.53		0.53		0.67
Net realized gains from investments	$—		1.67	1.54		1.13		0.95		0.51
Return of capital	$—		0.12	—		—		—		—
Total distributions	$0.22		2.03	1.75		1.66		1.48		1.18
Net asset value, end of period	$8.12		15.84	20.35		17.25		15.49		13.28
Total Return(1)%	(47.95)		(11.35)	28.55		22.98		28.82		27.24

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$280,420		337,455	168,125		144,907		146,499		161,904
Ratios to average net assets:
Gross expenses prior to expense waiver/recoupment and brokerage commission recapture(2)%	0.91		1.04	0.90		0.92		0.90		1.06
Net expenses after expense waiver/recoupment and prior to brokerage commission recapture(2)(3)%	0.91	††	1.01	0.90		0.92		0.98		0.96
Net expenses after expense waiver/recoupment and brokerage commission recapture(2)(3)%	0.91	††	1.01	0.87		0.88		0.90		0.96
Net investment income after expense waiver/recoupment and brokerage commission recapture(2)(3)%	2.28	††	1.49	1.07		1.68	†	3.70		4.69
Portfolio turnover rate %	46		91	57		51		91		132

(1)	Total return is calculated assuming reinvestment of all dividends, return of capital, and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for periods less than one year are not annualized.

(2)	Annualized for periods less than one year.

(3)	The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage, extraordinary, and acquired fund fees and expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

*	Calculated using average number of shares outstanding throughout the period.

†	Effective June 1, 2005, the Fund adopted a policy to reduce cost of investments for financial statement purposes by the distributions received in excess of income from Real Estate Investment Trusts. The effect of this change for the twelve months ended May 31, 2006 was to decrease the net investment income per share by $0.26, increase net realized and unrealized gain on investments per share by $0.26 and decrease the ratio of net investment income to average net assets from 3.23% to 1.68%.

††	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income ratio.

See Accompanying Notes to Financial Statements

ING Real Estate Fund (Unaudited) (continued)
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period.

	Class O
	Six Months						September 15,
	Ended						2004(1) to
	November 30,	Year Ended May 31,					May 31,
	2008	2008	2007		2006		2005

Per Share Operating Performance:
Net asset value, beginning of period	$14.86	19.24	16.40		14.81		13.52
Income (loss) from investment operations:
Net investment income	$0.10	0.21 *	0.14	*	0.21	†	0.39
Net realized and unrealized gain (loss) on investments	$(7.16)	(2.61)	4.41		3.00		2.23
Total from investment operations	$(7.06)	(2.40)	4.55		3.21		2.62
Less distributions from:
Net investment income	$0.20	0.19	0.17		0.49		0.38
Net realized gains from investments	$—	1.67	1.54		1.13		0.95
Return of capital	$—	0.12	—		—		—
Total distributions	$0.20	1.98	1.71		1.62		1.33
Net asset value, end of period	$7.60	14.86	19.24		16.40		14.81
Total Return(2)%	(48.10)	(11.64)	28.15		22.60		20.12

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$17,308	35,182	53,140		28,720		12,305
Ratios to average net assets:
Gross expenses prior to expense waiver/recoupment and brokerage commission recapture(3)%	1.35	1.35	1.22		1.16		1.15
Net expenses after expense waiver/recoupment and prior to brokerage commission recapture(3)(4)%	1.35 ††	1.32	1.22		1.16		1.23
Net expenses after expense waiver/recoupment and brokerage commission recapture(3)(4)%	1.35 ††	1.32	1.20		1.13		1.15
Net investment income after expense waiver/recoupment and brokerage commission recapture(3)(4)%	1.72 ††	1.36	0.73		1.36	†	3.32
Portfolio turnover rate %	46	91	57		51		91

(1)	Commencement of operations.

(2)	Total return is calculated assuming reinvestment of all dividends, return of capital, and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for periods less than one year is not annualized.

(3)	Annualized for periods less than one year.

(4)	The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage, extraordinary, and acquired fund fees and expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

*	Calculated using average number of shares outstanding throughout the period.

†	Effective June 1, 2005, the Fund adopted a policy to reduce cost of investments for financial statement purposes by the distributions received in excess of income from Real Estate Investment Trusts. The effect of this change for the twelve months ended May 31, 2006 was to decrease the net investment income per share by $0.25, increase net realized and unrealized gain on investments per share by $0.25 and decrease the ratio of net investment income to average net assets from 2.91% to 1.36%.

††	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income ratio.

See Accompanying Notes to Financial Statements

ING Real Estate Fund (Unaudited) (continued)
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period.

	Class Q				Class W
	Six Months		Year	December 20,	Six Months		December 17,
	Ended		Ended	2006(1) to	Ended		2007(1) to
	November 30,		May 31,	May 31,	November 30,		May 31,
	2008		2008	2007	2008		2008

Per Share Operating Performance:
Net asset value, beginning of period	$14.92		19.28	18.84	17.52		15.96
Income (loss) from investment operations:
Net investment income (loss)	$0.12		0.19 *	(0.08)	0.18	*	0.10 *
Net realized and unrealized gain (loss) on investments	$(7.20)		(2.57)	0.71	(8.50)		1.74
Total from investment operations	$(7.08)		(2.38)	0.63	(8.32)		1.84
Less distributions from:
Net investment income	$0.20		0.19	0.14	0.21		0.17
Net realized gains from investments	$—		1.67	0.05	—		0.06
Return of capital	$—		0.12	—	—		0.05
Total distributions	$0.20		1.98	0.19	0.21		0.28
Net asset value, end of period	$7.64		14.92	19.28	8.99		17.52
Total Return(2)%	(48.03)		(11.47)	3.35	(48.00)		11.65

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$0	**	1	1	594		69
Ratios to average net assets:
Gross expenses prior to expense waiver/recoupment and brokerage commission recapture(3)%	1.16		1.35	1.45	0.91		1.04
Net expenses after expense waiver/recoupment and prior to brokerage commission recapture(3)(4)%	1.16	†	1.32	1.45	0.91	†	1.01
Net expenses after expense waiver/recoupment and brokerage commission recapture(3)(4)%	1.16	†	1.32	1.43	0.91	†	1.01
Net investment income (loss) after expense waiver/recoupment and brokerage commission recapture(3)(4)%	1.87	†	1.22	(1.35)	2.81	†	1.34
Portfolio turnover rate %	46		91	57	46		91

(1)	Commencement of operations.

(2)	Total return is calculated assuming reinvestment of all dividends, return of capital, and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for periods less than one year is not annualized.

(3)	Annualized for periods less than one year.

(4)	The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage, extraordinary, and acquired fund fees and expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

*	Calculated using average number of shares outstanding throughout the period.

**	Amount is less than $500.

†	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income ratio.

See Accompanying Notes to Financial Statements

ING Equity Dividend Fund (Unaudited)
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A		Class B			Class C
	Six Months	December 18,	Six Months		February 20,	Six Months		February 19,
	Ended	2007(1) to	Ended		2008(1) to	Ended		2008(1) to
	November 30,	May 31,	November 30,		May 31,	November 30,		May 31,
	2008	2008	2008		2008	2008		2008

Per Share Operating Performance:
Net asset value, beginning of period	$9.63	10.00	9.61		9.37	9.62		9.30
Income (loss) from investment operations:
Net investment income	$0.12	0.11	0.11	*	0.07	0.09	*	0.05	*
Net realized and unrealized gain (loss) on investments	$(2.80)	(0.40)	(2.84)		0.23	(2.81)		0.33
Total from investment operations	$(2.68)	(0.29)	(2.73)		0.30	(2.72)		0.38
Less distributions from:
Net investment income	$0.12	0.08	0.09		0.06	0.09		0.06
Total distributions	$0.12	0.08	0.09		0.06	0.09		0.06
Net asset value, end of period	$6.83	9.63	6.79		9.61	6.81		9.62

Total Return(2)%	(28.08)	(2.94)	(28.58)		3.21	(28.47)		4.09

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$3,883	4,848	62		9	59		9
Ratios to average net assets:
Gross expenses prior to expense waiver and brokerage commission recapture(3)%	5.91	3.52	6.66		4.27	6.66		4.27

Net expenses after expense waiver and prior to brokerage commission recapture(3)(4)%	1.25 †	1.25 †	2.00	†	2.00 †	2.00	†	2.00	†

Net expenses after expense waiver and brokerage commission recapture(3)(4)%	1.25 †	1.25 †	2.00	†	2.00 †	2.00	†	2.00	†

Net investment income after expense waiver and brokerage commission recapture(3)(4)%	3.04 †	2.57 †	2.88	†	2.17 †	2.43	†	1.39	†
Portfolio turnover rate %	52	32	52		32	52		32

(1)	Commencement of operations.

(2)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for periods less than one year are not annualized.

(3)	Annualized for periods less than one year.

(4)	The Investment Adviser has agreed to limit expenses (excluding interest, taxes, brokerage, extraordinary, and acquired fund fees and expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

*	Calculated using average number of shares outstanding throughout the period.

†	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income ratio.

See Accompanying Notes to Financial Statements

ING Fundamental Research Fund (Unaudited)
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A
	Six Months				December 28,
	Ended	Year Ended			2005(1) to
	November 30,	May 31,			May 31,
	2008	2008	2007		2006

Per Share Operating Performance:
Net asset value, beginning of period	$10.40	11.78	10.16		10.00
Income (loss) from investment operations:
Net investment income	$0.04 *	0.06	0.06	*	0.01
Net realized and unrealized gain (loss) on investments	$(3.82)	(0.76)	1.86		0.15
Total from investment operations	$(3.78)	(0.70)	1.92		0.16
Less distributions from:
Net investment income	$—	—	0.14		—
Net realized gains on investments	$—	0.68	0.16		—
Total distributions	$—	0.68	0.30		—
Net asset value, end of period	$6.62	10.40	11.78		10.16
Total Return(2)%	(36.35)	(6.15)	19.12		1.60

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$7,871	13,968	12,298		5,136
Ratios to average net assets:
Gross expenses prior to expense waiver(3)%	1.71	1.71	2.57		3.74
Net expenses after expense waiver(3)(4)%	1.25 †	1.26 †	1.25		1.25
Net investment income after expense waiver(3)(4)%	1.00 †	0.54 †	0.56		0.32
Portfolio turnover rate %	76	131	413		54

	Class B
	Six Months				February 6,
	Ended	Year Ended			2006(1) to
	November 30,	May 31,			May 31,
	2008	2008	2007		2006

Per Share Operating Performance:
Net asset value, beginning of period	$10.21	11.68	10.12		10.15
Income (loss) from investment operations:
Net investment income (loss)	$0.01 *	(0.03)	(0.07	)*	(0.02)*
Net realized and unrealized gain (loss) on investments	$(3.75)	(0.76)	1.91		(0.01)
Total from investment operations	$(3.74)	(0.79)	1.84		(0.03)
Less distributions from:
Net investment income	$—	—	0.12		—
Net realized gains on investments	$—	0.68	0.16		—
Total distributions	$—	0.68	0.28		—
Net asset value, end of period	$6.47	10.21	11.68		10.12
Total Return(2)%	(36.63)	(7.00)	18.34		(0.30)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$3,792	8,158	18,759		25
Ratios to average net assets:
Gross expenses prior to expense waiver(3)%	2.46	2.46	3.32		4.49
Net expenses after expense waiver(3)(4)%	2.00 †	2.01 †	2.00		2.00
Net investment income (loss) after expense waiver(3)(4)%	0.24 †	(0.18)†	(0.62)		(0.42)
Portfolio turnover rate %	76	131	413		54

(1)	Commencement of operations.

(2)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for periods less than one year are not annualized.

(3)	Annualized for periods less than one year.

(4)	The Investment Adviser has agreed to limit expenses (excluding interest, taxes, brokerage, extraordinary, and acquired fund fees and expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

*	Calculated using average number of shares outstanding throughout the period.

†	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income or loss ratio.

See Accompanying Notes to Financial Statements

ING Fundamental Research Fund (Unaudited) (continued)
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period.

	Class C
	Six Months				April 17,
	Ended	Year Ended			2006(1) to
	November 30,	May 31,			May 31,
	2008	2008	2007		2006

Per Share Operating Performance:
Net asset value, beginning of period	$10.25	11.71	10.12		10.31
Income (loss) from investment operations:
Net investment income (loss)	$0.01	(0.02)	(0.07	)*	(0.02)*
Net realized and unrealized gain (loss) on investments	$(3.76)	(0.76)	1.94		(0.17)
Total from investment operations	$(3.75)	(0.78)	1.87		(0.19)
Less distributions from:
Net investment income	$—	—	0.12		—
Net realized gains on investments	$—	0.68	0.16		—
Total distributions	$—	0.68	0.28		—
Net asset value, end of period	$6.50	10.25	11.71		10.12
Total Return(2)%	(36.59)	(6.89)	18.60		(1.84)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$3,534	6,253	8,622		77
Ratios to average net assets:
Gross expenses prior to expense waiver(3)%	2.46	2.46	3.32		4.49
Net expenses after expense waiver(3)(4)%	2.00 †	2.01 †	2.00		2.00
Net investment income (loss) after expense waiver(3)(4)%	0.25 †	(0.19)†	(0.60)		(0.42)
Portfolio turnover rate %	76	131	413		54

	Class I
	Six Months	Year	July 18,
	Ended	Ended	2006(1) to
	November 30,	May 31,	May 31,
	2008	2008	2007

Per Share Operating Performance:
Net asset value, beginning of period	$10.37	11.71	9.77
Income (loss) from investment operations:
Net investment income (loss)	$0.06	0.11	(0.05)*
Net realized and unrealized gain (loss) on investments	$(3.82)	(0.77)	2.33
Total from investment operations	$(3.76)	(0.66)	2.28
Less distributions from:
Net investment income	$—	—	0.18
Net realized gains on investments	$—	0.68	0.16
Total distributions	$—	0.68	0.34
Net asset value, end of period	$6.61	10.37	11.71
Total Return(2)%	(36.26)	(5.84)	23.56

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$2	2	3
Ratios to average net assets:
Gross expenses prior to expense waiver(3)%	1.25	1.40	2.17
Net expenses after expense waiver(3)(4)%	0.79 †	0.95 †	0.83
Net investment income (loss) after expense waiver(3)(4)%	1.45 †	0.86 †	(0.49)
Portfolio turnover rate %	76	131	413

(1)	Commencement of operations.

(2)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for periods less than one year are not annualized.

(3)	Annualized for periods less than one year.

(4)	The Investment Adviser has agreed to limit expenses (excluding interest, taxes, brokerage, extraordinary, and acquired fund fees and expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

*	Calculated using average number of shares outstanding throughout the period.

†	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income or loss ratio.

See Accompanying Notes to Financial Statements

ING LargeCap Growth Fund (Unaudited)
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A
	Six Months
	Ended
	November 30,	Year Ended May 31,
	2008	2008	2007		2006		2005	2004

Per Share Operating Performance:
Net asset value, beginning of period	$22.32	21.63	18.64		17.88		18.11	14.33
Income (loss) from investment operations:
Net investment income (loss)	$(0.04)	0.03	(0.11	)*	(0.10	)*	(0.07)	(0.10)
Net realized and unrealized gain (loss) on investments	$(9.32)	0.66	3.10		0.86		0.37	3.88
Total from investment operations	$(9.36)	0.69	2.99		0.76		0.30	3.78
Less distributions from:
Net investment income	$—	—	—		—		0.38	—
Return of capital	$—	—	—		—		0.15	—
Total distributions	$—	—	—		—		0.53	—
Net asset value, end of period	$12.96	22.32	21.63		18.64		17.88	18.11
Total Return(1)%	(41.94)	3.19	16.04		4.25		1.65	26.38

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$36,312	70,047	73,556		95,300		111,208	109,858
Ratios to average net assets:
Gross expenses prior to expense waiver/recoupment and brokerage commission recapture(2)%	1.61	1.56	1.48		1.43		1.40	1.61
Net expenses after expense waiver/recoupment and prior to brokerage commission recapture(2)(3)%	1.45 †	1.45	1.45		1.45		1.45	1.45
Net expenses after expense waiver/recoupment and brokerage commission recapture(2)(3)%	1.45 †	1.45	1.44		1.44		1.43	1.42
Net investment income (loss) after expense waiver/recoupment and brokerage commission recapture(2)(3)%	(0.40)†	0.14	(0.57)		(0.55)		(0.49)	(0.82)
Portfolio turnover rate %	44	100	84		99		81	142

	Class B
	Six Months
	Ended
	November 30,		Year Ended May 31,
	2008		2008		2007		2006		2005	2004

Per Share Operating Performance:
Net asset value, beginning of period	$21.22		20.70		17.95		17.33		17.57	13.99
Income (loss) from investment operations:
Net investment loss	$(0.09	)*	(0.11	)*	(0.23	)*	(0.22	)*	(0.24)	(0.21)
Net realized and unrealized gain (loss) on investments	$(8.85)		0.63		2.98		0.84		0.41	3.79
Total from investment operations	$(8.94)		0.52		2.75		0.62		0.17	3.58
Less distributions from:
Net investment income	$—		—		—		—		0.26	—
Return of capital	$—		—		—		—		0.15	—
Total distributions	$—		—		—		—		0.41	—
Net asset value, end of period	$12.28		21.22		20.70		17.95		17.33	17.57
Total Return(1)%	(42.13)		2.51		15.32		3.58		0.97	25.59

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$17,495		41,957		64,120		83,019		106,162	119,658
Ratios to average net assets:
Gross expenses prior to expense waiver/recoupment and brokerage commission recapture(2)%	2.26		2.21		2.13		2.08		2.05	2.26
Net expenses after expense waiver/recoupment and prior to brokerage commission recapture(2)(3)%	2.10	†	2.10		2.10		2.10		2.10	2.09
Net expenses after expense waiver/recoupment and brokerage commission recapture(2)(3)%	2.10	†	2.10		2.09		2.09		2.08	2.07
Net investment loss after expense waiver/recoupment and brokerage commission recapture(2)(3)%	(1.07	)†	(0.52)		(1.22)		(1.20)		(1.13)	(1.47)
Portfolio turnover rate %	44		100		84		99		81	142

(1)	Total return is calculated assuming reinvestment of all dividends and return of capital distributions at net asset value and excluding the deduction of sales charges. Total return for periods less than one year are not annualized.
(2)	Annualized for periods less than one year.
(3)	The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage, extraordinary, and acquired fund fees and expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.
*	Calculated using average number of shares outstanding throughout the period.
†	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income ratio.

See Accompanying Notes to Financial Statements

ING LargeCap Growth Fund (Unaudited) (continued)
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period.

	Class C
	Six Months
	Ended
	November 30,	Year Ended May 31,
	2008	2008	2007		2006		2005	2004

Per Share Operating Performance:
Net asset value, beginning of period	$21.15	20.63	17.90		17.27		17.52	13.95
Income (loss) from investment operations:
Net investment loss	$(0.09)	(0.11)	(0.22	)*	(0.22	)*	(0.19)	(0.22)
Net realized and unrealized gain (loss) on investments	$(8.82)	0.63	2.95		0.85		0.36	3.79
Total from investment operations	$(8.91)	0.52	2.73		0.63		0.17	3.57
Less distributions from:
Net investment income	$—	—	—		—		0.27	—
Return of capital	$—	—	—		—		0.15	—
Total distributions	$—	—	—		—		0.42	—
Net asset value, end of period	$12.24	21.15	20.63		17.90		17.27	17.52
Total Return(1)%	(42.13)	2.52	15.25		3.65		0.92	25.59

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$16,204	30,435	34,843		43,089		52,355	53,976
Ratios to average net assets:
Gross expenses prior to expense waiver and brokerage commission recapture(2)%	2.26	2.21	2.13		2.08		2.05	2.26
Net expenses after expense waiver and prior to brokerage commission recapture(2)(3)%	2.10 †	2.10	2.10		2.10		2.10	2.09
Net expenses after expense waiver and brokerage commission recapture(2)(3)%	2.10 †	2.10	2.09		2.09		2.08	2.07
Net investment loss after expense waiver and brokerage commission recapture(2)(3)%	(1.05)†	(0.51)	(1.22)		(1.20)		(1.13)	(1.47)
Portfolio turnover rate %	44	100	84		99		81	142

	Class I
	Six Months
	Ended
	November 30,	Year Ended May 31,
	2008	2008		2007	2006		2005	2004

Per Share Operating Performance:
Net asset value, beginning of period	$23.38	22.56		19.35	18.47		18.69	14.71
Income (loss) from investment operations:
Net investment income (loss)	$0.01	0.02	*	(0.01)	(0.01	)*	0.02	(0.05)
Net realized and unrealized gain (loss) on investments	$(9.78)	0.80		3.22	0.89		0.37	4.03
Total from investment operations	$(9.77)	0.82		3.21	0.88		0.39	3.98
Less distributions from:
Net investment income	$—	—		—	—		0.46	—
Return of capital	$—	—		—	—		0.15	—
Total distribution	$—	—		—	0.61		—
Net asset value, end of period	$13.61	23.38		22.56	19.35		18.47	18.69
Total Return(1)%	(41.79)	3.63		16.59	4.76		2.07	27.06

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$10,948	19,048		79,265	66,319		38,841	36,504
Ratios to average net assets:
Gross expenses prior to expense waiver and brokerage commission recapture(2)%	1.11	1.10		1.01	0.97		0.94	1.10
Net expenses after expense waiver and prior to brokerage commission recapture(2)(3)%	0.95 †	0.99		0.98	0.98		0.99	0.94
Net expenses after expense waiver and brokerage commission recapture(2)(3)%	0.95 †	0.99		0.96	0.98		0.97	0.91
Net investment income (loss) after expense waiver and brokerage commission recapture(2)(3)%	0.11 †	0.07		(0.09)	(0.05)		(0.02)	(0.31)
Portfolio turnover rate %	44	100		84	99		81	142

(1)	Total return is calculated assuming reinvestment of all dividends and return of capital distributions at net asset value and excluding the deduction of sales charges. Total return for periods less than one year are not annualized.

(2)	Annualized for periods less than one year.

(3)	The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage, extraordinary, and acquired fund fees and expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

*	Calculated using average number of shares outstanding throughout the period.

†	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income ratio.

See Accompanying Notes to Financial Statements

ING LargeCap Growth Fund (Unaudited) (continued)
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period.

	Class Q
	Six Months
	Ended
	November 30,	Year Ended May 31,
	2008	2008	2007	2006		2005	2004

Per Share Operating Performance:
Net asset value, beginning of period	$23.05	22.30	19.17	18.35		18.58	14.66
Income (loss) from investment operations:
Net investment income (loss)	$(0.01)	0.09	(0.07)	(0.07	)*	(0.06)	(0.11)
Net realized and unrealized gain (loss) on investments	$(9.64)	0.66	3.20	0.89		0.40	4.03
Total from investment operations	$(9.65)	0.75	3.13	0.82		0.34	3.92
Less distributions from:
Net investment income	$—	—	—	—		0.42	—
Return of capital	$—	—	—	—		0.15	—
Total distributions	$—	—	—	—		0.57	—
Net asset value, end of period	$13.40	23.05	22.30	19.17		18.35	18.58
Total Return(1)%	(41.87)	3.36	16.33	4.47		1.81	26.74

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$488	920	1,081	1,051		2,037	6,035
Ratios to average net assets:
Gross expenses prior to expense waiver and brokerage commission recapture(2)%	1.36	1.35	1.26	1.22		1.19	1.32
Net expenses after expense waiver and prior to brokerage commission recapture(2)(3)%	1.20 †	1.24	1.23	1.24		1.24	1.17
Net expenses after expense waiver and brokerage commission recapture(2)(3)%	1.20 †	1.24	1.22	1.23		1.22	1.14
Net investment income (loss) after expense waiver and brokerage commission recapture(2)(3)%	(0.14)†	0.35	(0.34)	(0.36)		(0.27)	(0.53)
Portfolio turnover rate %	44	100	84	99		81	142

(1)	Total return is calculated assuming reinvestment of all dividends and return of capital distributions at net asset value and excluding the deduction of sales charges. Total return for periods less than one year are not annualized.

(2)	Annualized for periods less than one year.

(3)	The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage, extraordinary, and acquired fund fees and expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

*	Calculated using average number of shares outstanding throughout the period.

†	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on expense ratio and net investment income ratio.

See Accompanying Notes to Financial Statements

ING MidCap Opportunities Fund (Unaudited)
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A
	Six Months
	Ended
	November 30,	Year Ended May 31,
	2008	2008		2007	2006		2005	2004

Per Share Operating Performance:
Net asset value, beginning of period	$16.65	17.88		15.18	13.01		12.06	10.12
Income (loss) from investment operations:
Net investment loss	$(0.04)	(0.11	)*	(0.11)	(0.13	)*	(0.16)	(0.06)
Net realized and unrealized gain (loss) on investments	$(6.42)	1.38		2.90	2.30		1.10	2.00
Total from investment operations	$(6.46)	1.27		2.79	2.17		0.94	1.94
Less distributions from:
Net realized gains on investments	$—	2.50		0.09	—		—	—
Total distributions	$—	2.50		0.09	—		—	—
Payment by affiliate	$—	—		—	—		0.01	—
Net asset value, end of period	$10.19	16.65		17.88	15.18		13.01	12.06
Total Return(1)%	(38.80)	7.41		18.49	16.68		7.88 †	19.17

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$83,161	133,765		117,178	122,820		118,668	133,363
Ratios to average net assets:
Gross expenses prior to expense waiver/recoupment(2)%	1.58	1.75		1.84	1.82		1.71	1.70
Net expenses after expense waiver/recoupment(2)(3)(4)%	1.35 **	1.29	**	1.25	1.39		1.64	1.59
Net investment loss after expense waiver/recoupment(2)(3)(4)%	(0.53)**	(0.66	)**	(0.66)	(0.90)		(1.15)	(1.06)
Portfolio turnover rate %	87	187		167	103		50	115

	Class B
	Six Months
	Ended
	November 30,	Year Ended May 31,
	2008	2008		2007		2006		2005	2004

Per Share Operating Performance:
Net asset value, beginning of period	$15.36	16.79		14.37		12.41		11.59	9.80
Income (loss) from investment operations:
Net investment loss	$(0.09)*	(0.23	)*	(0.21	)*	(0.23	)*	(0.27)	(0.06)
Net realized and unrealized gain (loss) on investments	$(5.90)	1.30		2.72		2.19		1.08	1.85
Total from investment operations	$(5.99)	1.07		2.51		1.96		0.81	1.79
Less distributions from:
Net realized gains on investments	$—	2.50		0.09		—		—	—
Total distributions	$—	2.50		0.09		—		—	—
Payment by affiliate	$—	—		—		—		0.01	—
Net asset value, end of period	$9.37	15.36		16.79		14.37		12.41	11.59
Total Return(1)%	(39.00)	6.64		17.58		15.79		7.08 †	18.27

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$21,027	53,959		86,240		107,722		139,100	191,288
Ratios to average net assets:
Gross expenses prior to expense waiver/recoupment(2)%	2.28	2.45		2.54		2.52		2.41	2.40
Net expenses after expense waiver/recoupment(2)(3)%	2.10 **	2.04	**	2.00		2.15		2.37	2.29
Net investment loss after expense waiver/recoupment(2)(3)%	(1.31)**	(1.44	)**	(1.41)		(1.66)		(1.87)	(1.69)
Portfolio turnover rate %	87	187		167		103		50	115

(1)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for periods less than one year are not annualized.

(2)	Annualized for periods less than one year.

(3)	The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage, extraordinary, and acquired fund fees and expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

(4)	ING Funds Distributor, LLC has contractually agreed to waive 0.05% of the Distribution Fee for Class A shares of MidCap Opportunities.

*	Calculated using average number of shares outstanding throughout the period.

**	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment loss ratio.

†	In 2005, the Sub-Adviser fully reimbursed the Fund for a loss on an investment transaction, which otherwise would have had a 0.08% impact on the Fund’s total return. Excluding the reimbursement, total return would have been 7.80% and 7.00% for Class A and Class B, respectively.

See Accompanying Notes to Financial Statements

ING MidCap Opportunities Fund (Unaudited) (continued)
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period.

	Class C
	Six Months
	Ended
	November 30,	Year Ended May 31,
	2008	2008		2007		2006		2005	2004

Per Share Operating Performance:
Net asset value, beginning of period	$15.27	16.71		14.30		12.35		11.53	9.75
Income (loss) from investment operations:
Net investment loss	$(0.08)	(0.23)		(0.20	)*	(0.23	)*	(0.26)	(0.12)
Net realized and unrealized gain (loss) on investments	$(5.88)	1.29		2.70		2.18		1.07	1.90
Total from investment operations	$(5.96)	1.06		2.50		1.95		0.81	1.78
Less distributions from:
Net realized gains on investments	$—	2.50		0.09		—		—	—
Total distributions	$—	2.50		0.09		—		—	—
Payment by affiliate	$—	—		—		—		0.01	—
Net asset value, end of period	$9.31	15.27		16.71		14.30		12.35	11.53
Total Return(1)%	(39.03)	6.62		17.60		15.79		7.11 †	18.26

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$41,135	72,012		80,703		90,156		101,261	131,461
Ratios to average net assets:
Gross expenses prior to expense waiver(2)%	2.28	2.45		2.54		2.52		2.41	2.40
Net expenses after expense waiver(2)(3)%	2.10 **	2.04	**	2.00		2.15		2.37	2.29
Net investment loss after expense waiver(2)(3)%	(1.29)**	(1.42	)**	(1.41)		(1.66)		(1.88)	(1.80)
Portfolio turnover rate %	87	187		167		103		50	115

	Class I
	Six Months
	Ended
	November 30,	Year Ended May 31,
	2008	2008		2007	2006	2005	2004

Per Share Operating Performance:
Net asset value, beginning of period	$17.42	18.51		15.64	13.35	12.33	10.33
Income (loss) from investment operations:
Net investment loss	$(0.01)	(0.03)		(0.03)	(0.07)	(0.09)	(0.09	)*
Net realized and unrealized gain (loss) on investments	$(6.73)	1.44		2.99	2.36	1.10	2.09
Total from investment operations	$(6.74)	1.41		2.96	2.29	1.01	2.00
Less distributions from:
Net realized gains on investments	$—	2.50		0.09	—	—	—
Total distributions	$—	2.50		0.09	—	—	—
Payment by affiliate	$—	—		—	—	0.01	—
Net asset value, end of period	$10.68	17.42		18.51	15.64	13.35	12.33
Total Return(1)%	(38.69)	7.94		19.03	17.15	8.27 †	19.36

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$5,927	6,608		4,253	3,376	3,000	2,614
Ratios to average net assets:
Gross expenses prior to expense waiver(2)%	1.10	1.26		1.33	1.34	1.27	1.31
Net expenses after expense waiver(2)(3)%	0.92 **	0.85	**	0.79	0.97	1.22	1.17
Net investment loss after expense waiver(2)(3)%	(0.08)**	(0.21	)**	(0.20)	(0.48)	(0.72)	(0.81)
Portfolio turnover rate %	87	187		167	103	50	115

(1)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for periods less than one year are not annualized.

(2)	Annualized for periods less than one year.

(3)	The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage, extraordinary, and acquired fund fees and expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

*	Calculated using average number of shares outstanding throughout the period.

**	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment loss ratio.

†	In 2005, the Sub-Adviser fully reimbursed the Fund for a loss on an investment transaction, which otherwise would have had a 0.08% impact on the Fund’s total return. Excluding the reimbursement, total return would have been 7.03% and 8.19% for Class C and Class I, respectively.

See Accompanying Notes to Financial Statements

ING MidCap Opportunities Fund (Unaudited) (continued)
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period.

	Class O
	June 4, 2008(1) to
	November 30, 2008

Per Share Operating Performance:
Net asset value, beginning of period	$16.47
Loss from investment operations:
Net investment loss	$(0.02	)*
Net realized and unrealized loss on investments	$(6.28)
Total from investment operations	$(6.30)
Net asset value, end of period	$10.17
Total Return(2)%	(38.25)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$137
Ratios to average net assets:
Gross expenses prior to expense waiver(3)%	1.53
Net expenses after expense waiver(3)(4)%	1.35	**
Net investment loss after expense waiver(3)(4)%	(0.39	)**
Portfolio turnover rate %	87

	Class Q
	Six Months
	Ended
	November 30,	Year Ended May 31,
	2008	2008		2007	2006	2005	2004

Per Share Operating Performance:
Net asset value, beginning of period	$16.97	18.14		15.36	13.15	12.17	10.19
Income (loss) from investment operations:
Net investment loss	$(0.02)	(0.08)		(0.07)	(0.11)	(0.13)	(0.10	)*
Net realized and unrealized gain (loss) on investments	$(6.56)	1.41		2.94	2.32	1.10	2.08
Total from investment operations	$(6.58)	1.33		2.87	2.21	0.97	1.98
Less distributions from:
Net realized gains on investments	$—	2.50		0.09	—	—	—
Total distributions	$—	2.50		0.09	—	—	—
Payment by affiliate	$—	—		—	—	0.01	—
Net asset value, end of period	$10.39	16.97		18.14	15.36	13.15	12.17
Total Return(2)%	(38.77)	7.65		18.79	16.81	8.05 †	19.43

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$3,492	5,743		5,429	4,805	4,753	4,898
Ratios to average net assets:
Gross expenses prior to expense waiver(3)%	1.35	1.51		1.58	1.60	1.52	1.56
Net expenses after expense waiver(3)(4)%	1.17 **	1.10	**	1.04	1.22	1.47	1.45
Net investment loss after expense waiver(3)(4)%	(0.35)**	(0.48	)**	(0.45)	(0.73)	(0.98)	(1.00)
Portfolio turnover rate %	87	187		167	103	50	115

(1)	Commencement of operations.

(2)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for periods less than one year are not annualized.

(3)	Annualized for periods less than one year.

(4)	The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage, extraordinary, and acquired fund fees and expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

*	Calculated using average number of shares outstanding throughout the period.

**	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment loss ratio.

†	In 2005, the Sub-Adviser fully reimbursed the Fund for a loss on an investment transaction, which otherwise would have had a 0.08% impact on the Fund’s total return. Excluding the reimbursement, total return would have been 7.97% for Class Q.

See Accompanying Notes to Financial Statements

ING Opportunistic LargeCap Fund (Unaudited)
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A
	Six Months				December 28,
	Ended	Year Ended			2005(1) to
	November 30,	May 31,			May 31,
	2008	2008	2007		2006

Per Share Operating Performance:
Net asset value, beginning of period	$10.49	12.16	10.02		10.00
Income (loss) from investment operations:
Net investment income (loss)	$(0.01)	(0.00)**	(0.01	)*	0.06
Net realized and unrealized gain (loss) on investments	$(4.17)	(0.99)	2.22		(0.04)
Total from investment operations	$(4.18)	(0.99)	2.21		0.02
Less distributions from:
Net investment income	$—	—	0.07		—
Net realized gains on investments	$—	0.68	—		—
Total distributions	$—	0.68	0.07		—
Net asset value, end of period	$6.31	10.49	12.16		10.02
Total Return(2)%	(39.85)	(8.65)	22.11		0.20

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$15,658	31,179	6,716		5,021
Ratios to average net assets:
Gross expenses prior to expense waiver(3)%	1.68	1.86	3.97		3.74
Net expenses after expense waiver(3)(4)%	1.25 †	1.25	1.25		1.25
Net investment income (loss) after expense waiver(3)(4)%	(0.25)†	(0.02)	(0.08)		1.32
Portfolio turnover rate %	96	367	240		51

	Class B
	Six Months				April 5,
	Ended	Year Ended			2006(1) to
	November 30,	May 31,			May 31,
	2008	2008	2007		2006

Per Share Operating Performance:
Net asset value, beginning of period	$10.33	12.09	10.01		10.65
Income (loss) from investment operations:
Net investment loss	$(0.05)	(0.09)*	(0.08	)*	(0.01)
Net realized and unrealized gain (loss) on investments	$(4.09)	(0.99)	2.21		(0.63)
Total from investment operations	$(4.14)	(1.08)	2.13		(0.64)
Less distributions from:
Net investment income	$—	—	0.05		—
Net realized gains on investments	$—	0.68	—		—
Total distributions	$—	0.68	0.05		—
Net asset value, end of period	$6.19	10.33	12.09		10.01
Total Return(2)%	(40.08)	(9.47)	21.35		(6.10)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$2,255	5,037	257		35
Ratios to average net assets:
Gross expenses prior to expense waiver(3)%	2.43	2.61	4.72		4.49
Net expenses after expense waiver(3)(4)%	2.00 †	2.00	2.00		2.00
Net investment loss after expense waiver(3)(4)%	(1.01)†	(0.88)	(0.70)		(0.81)
Portfolio turnover rate %	96	367	240		51

(1)	Commencement of operations.

(2)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for periods less than one year is not annualized.

(3)	Annualized for periods less than one year.

(4)	The Investment Adviser has agreed to limit expenses (excluding interest, taxes, brokerage, extraordinary, and acquired fund fees and expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

*	Calculated using average shares outstanding throughout the period.

**	Amount is more than $(0.005).

†	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income ratio.

See Accompanying Notes to Financial Statements

ING Opportunistic LargeCap Fund (Unaudited) (continued)
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period.

	Class C
	Six Months				April 27,
	Ended	Year Ended			2006(1) to
	November 30,	May 31,			May 31,
	2008	2008	2007		2006

Per Share Operating Performance:
Net asset value, beginning of period	$10.26	12.00	10.01		10.48
Income (loss) from investment operations:
Net investment loss	$(0.05)	(0.08)*	(0.08	)*	(0.01)
Net realized and unrealized gain (loss) on investments	$(4.06)	(0.98)	2.16		(0.46)
Total from investment operations	$(4.11)	(1.06)	2.08		(0.47)
Less distributions from:
Net investment income	$—	—	0.09		—
Net realized gains on investments	$—	0.68	—		—
Total distributions	$—	0.68	0.09		—
Net asset value, end of period	$6.15	10.26	12.00		10.01
Total Return(2)%	(40.06)	(9.37)	20.89		(4.58)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$1,082	2,192	112		10
Ratios to average net assets:
Gross expenses prior to expense waiver(3)%	2.43	2.61	4.72		4.54
Net expenses after expense waiver(3)(4)%	2.00 †	2.00	2.00		2.00
Net investment loss after expense waiver(3)(4)%	(1.00)†	(0.74)	(0.75)		(0.74)
Portfolio turnover rate %	96	367	240		51

	Class I			Class W
	Six Months		December 20,	Six Months	December 17,
	Ended	Year Ended	2006(1) to	Ended	2007(1) to
	November 30,	May 31,	May 31,	November 30,	May 31,
	2008	2008	2007	2008	2008

Per Share Operating Performance:
Net asset value, beginning of period	$10.55	12.20	10.99	10.52	11.32
Income (loss) from investment operations:
Net investment income	$0.01	0.01	0.02 *	0.01	0.00 **
Net realized and unrealized gain (loss) on investments	$(4.20)	(0.98)	1.19	(4.20)	(0.80)
Total from investment operations	$(4.19)	(0.97)	1.21	(4.19)	(0.80)
Net realized gains on investments	$—	0.68	—	—	—
Total distributions	$—	0.68	—	—	—
Net asset value, end of period	$6.36	10.55	12.20	6.33	10.52
Total Return(2)%	(39.72)	(8.45)	11.01	(39.83)	(7.07)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$2,097	4,014	26	1	1
Ratios to average net assets:
Gross expenses prior to expense waiver(3)%	1.26	1.53	3.72	1.26	1.53
Net expenses after expense waiver(3)(4)%	0.83 †	0.92	1.00	0.83 †	0.92
Net investment income after expense waiver(3)(4)%	0.18 †	0.16	0.43	0.20 †	0.06
Portfolio turnover rate %	96	367	240	96	367

(1)	Commencement of operations.

(2)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for periods less than one year is not annualized.

(3)	Annualized for periods less than one year.

(4)	The Investment Adviser has agreed to limit expenses (excluding interest, taxes, brokerage, extraordinary, and acquired fund fees and expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

*	Calculated using average shares outstanding throughout the period.

**	Amount is less than $0.005.

†	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income ratio.

See Accompanying Notes to Financial Statements

ING SmallCap Opportunities Fund (Unaudited)
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A
	Six Months
	Ended
	November 30,	Year Ended May 31,
	2008	2008	2007		2006		2005		2004

Per Share Operating Performance:
Net asset value, beginning of period	$34.07	34.67	29.23		24.37		22.53		18.16
Income (loss) from investment operations:
Net investment loss	$(0.08)*	(0.13)	(0.26	)*	(0.31	)*	(0.31	)*	(0.37)
Net realized and unrealized gain (loss) on investments	$(13.00)	(0.47)	5.70		5.17		2.15		4.74
Total from investment operations	$(13.08)	(0.60)	5.44		4.86		1.84		4.37
Net asset value, end of period	$20.99	34.07	34.67		29.23		24.37		22.53
Total Return(1)%	(38.39)	(1.73)	18.61		19.94		8.17		24.06 †

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$75,573	84,888	88,436		89,328		93,821		105,890
Ratios to average net assets:
Gross expenses prior to expense waiver(2)%	1.80	1.83	1.83		1.85		1.74		1.74
Net expenses after expense waiver(2)(3)(4)%	1.50 **	1.50 **	1.50		1.50		1.63		1.74
Net investment loss after expense waiver(2)(3)(4)%	(0.58)**	(0.40)**	(0.86)		(1.13)		(1.36)		(1.52)
Portfolio turnover rate %	87	112	78		87		62		60

	Class B
	Six Months
	Ended
	November 30,	Year Ended May 31,
	2008	2008		2007		2006		2005		2004

Per Share Operating Performance:
Net asset value, beginning of period	$30.50	31.27		26.57		22.32		20.78		16.87
Income (loss) from investment operations:
Net investment loss	$(0.18)*	(0.33	)*	(0.44	)*	(0.47	)*	(0.44	)*	(0.50)
Net realized and unrealized gain (loss) on investments	$(11.60)	(0.44)		5.14		4.72		1.98		4.41
Total from investment operations	$(11.78)	(0.77)		4.70		4.25		1.54		3.91
Net asset value, end of period	$18.72	30.50		31.27		26.57		22.32		20.78
Total Return(1)%	(38.62)	(2.46)		17.69		19.04		7.41		23.18 †

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$5,837	12,750		25,219		30,678		43,929		77,751
Ratios to average net assets:
Gross expenses prior to expense waiver(2)%	2.50	2.53		2.53		2.55		2.44		2.44
Net expenses after expense waiver(2)(4)%	2.25 **	2.25	**	2.25		2.25		2.35		2.44
Net investment loss after expense waiver(2)(4)%	(1.35)**	(1.10	)**	(1.61)		(1.88)		(2.10)		(2.07)
Portfolio turnover rate %	87	112		78		87		62		60

(1)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for periods less than one year are not annualized.

(2)	Annualized for periods less than one year.

(3)	ING Funds Distributor, LLC has contractually agreed to waive 0.05% of the Distribution Fee for Class A shares of SmallCap Opportunities.

(4)	The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage, extraordinary, and acquired fund fees and expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

*	Calculated using average number of shares outstanding throughout the period.

**	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment loss ratio.

†	In 2004, the Sub-Adviser fully reimbursed the Fund for a loss on an investment transaction, which otherwise would have had a 0.11% and 0.06% impact on Class A and Class B total returns, respectively. Excluding the reimbursements, the total returns would have been 23.95% and 23.12%, for Class A and Class B, respectively.

See Accompanying Notes to Financial Statements

ING SmallCap Opportunities Fund (Unaudited) (continued)
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period.

	Class C
	Six Months
	Ended
	November 30,	Year Ended May 31,
	2008	2008	2007		2006		2005		2004

Per Share Operating Performance:
Net asset value, beginning of period	$30.43	31.21	26.51		22.27		20.73		16.83
Income (loss) from investment operations:
Net investment loss	$(0.18)	(0.37)	(0.44	)*	(0.47	)*	(0.44	)*	(0.49)
Net realized and unrealized gain (loss) on investments	$(11.57)	(0.41)	5.14		4.71		1.98		4.39
Total from investment operations	$(11.75)	(0.78)	4.70		4.24		1.54		3.90
Net asset value, end of period	$18.68	30.43	31.21		26.51		22.27		20.73
Total Return(1)%	(38.61)	(2.50)	17.73		19.04		7.43		23.17 †

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$16,436	28,896	34,951		39,174		43,603		57,140
Ratios to average net assets:
Gross expenses prior to expense waiver(2)%	2.50	2.53	2.53		2.55		2.44		2.44
Net expenses after expense waiver(2)(3)%	2.25 ††	2.25 ††	2.25		2.25		2.35		2.44
Net investment loss after expense waiver(2)(3)%	(1.34)††	(1.14)††	(1.61)		(1.88)		(2.09)		(2.06)
Portfolio turnover rate %	87	112	78		87		62		60

	Class I
	Six Months
	Ended
	November 30,	Year Ended May 31,
	2008	2008		2007		2006		2005	2004

Per Share Operating Performance:
Net asset value, beginning of period	$35.05	35.51		29.82		24.73		22.76	18.27
Income (loss) from investment operations:
Net investment income (loss)	$(0.02)	0.00	**	(0.13	)*	(0.18	)*	(0.21)	(0.23)
Net realized and unrealized gain (loss) on investments	$(13.38)	(0.46)		5.82		5.27		2.18	4.72
Total from investment operations	$(13.40)	(0.46)		5.69		5.09		1.97	4.49
Net asset value, end of period	$21.65	35.05		35.51		29.82		24.73	22.76
Total Return(1)%	(38.23)	(1.30)		19.08		20.58		8.66	24.58 †

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$5,039	7,198		4,186		2,727		13,359	11,526
Ratios to average net assets:
Gross expenses prior to expense waiver(2)%	1.31	1.34		1.34		1.34		1.28	1.31
Net expenses after expense waiver(2)(3)%	1.06 ††	1.06	††	1.06		1.04		1.17	1.31
Net investment income (loss) after expense waiver(2)(3)%	(0.14)††	0.00	††**	(0.42)		(0.65)		(0.91)	(1.37)
Portfolio turnover rate %	87	112		78		87		62	60

(1)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(2)	Annualized for periods less than one year.

(3)	The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage, extraordinary, and acquired fund fees and expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

*	Calculated using average number of shares outstanding throughout the period.

**	Amount is less than $0.005 or 0.005%.

†	In 2004, the Sub-Adviser fully reimbursed the Fund for a loss on an investment transaction, which otherwise would have had a 0.06% impact on Class C and Class I total returns. Excluding the reimbursements, the total returns would have been 23.11% and 24.52% for Class C and Class I, respectively.

††	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income or loss ratio.

See Accompanying Notes to Financial Statements

ING SmallCap Opportunities Fund (Unaudited) (continued)
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period.

	Class Q
	Six Months
	Ended
	November 30,	Year Ended May 31,
	2008	2008	2007		2006		2005		2004

Per Share Operating Performance:
Net asset value, beginning of period	$34.51	35.05	29.50		24.54		22.64		18.22
Income (loss) from investment operations:
Net investment loss	$(0.07)	(0.07)	(0.21	)*	(0.26	)*	(0.27	)*	(0.29	)*
Net realized and unrealized gain (loss) on investments	$(13.15)	(0.47)	5.76		5.22		2.17		4.71
Total from investment operations	$(13.22)	(0.54)	5.55		4.96		1.90		4.42
Net asset value, end of period	$21.29	34.51	35.05		29.50		24.54		22.64
Total Return(1)%	(38.31)	(1.54)	18.81		20.21		8.39		24.26	†

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$67	135	150		186		243		463
Ratios to average net assets:
Gross expenses prior to expense waiver(2)%	1.56	1.59	1.59		1.59		1.56		1.57
Net expenses after expense waiver(2)(3)%	1.31 **	1.31 **	1.31		1.30		1.45		1.57
Net investment loss after expense waiver(2)(3)%	(0.41)**	(0.21)**	(0.67)		(0.93)		(1.19)		(1.36)
Portfolio turnover rate %	87	112	78		87		62		60

	Class W
	Six Months	December 17,
	Ended	2007(4) to
	November 30,	May 31,
	2008	2008

Per Share Operating Performance:
Net asset value, beginning of period	$34.99	33.51
Income (loss) from investment operations:
Net investment loss	$(0.01)*	(0.06)
Net realized and unrealized gain (loss) on investments	$(13.40)	1.54
Total from investment operations	$(13.41)	1.48
Net asset value, end of period	$21.58	34.99
Total Return(1)%	(38.33)	4.42

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$155	1
Ratios to average net assets:
Gross expenses prior to expense waiver(2)%	1.31	1.31
Net expenses after expense waiver(2)(3)%	1.06 **	1.03 **
Net investment loss after expense waiver(2)(3)%	(0.11)**	(0.42)**
Portfolio turnover rate %	87	112

(1)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for periods less than one year are not annualized.

(2)	Annualized for periods less than one year.

(3)	The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage, extraordinary, and acquired fund fees and expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

(4)	Commencement of operations.

*	Calculated using average number of shares outstanding throughout the period.

**	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment loss ratio.

†	In 2004, the Sub-Adviser fully reimbursed the Fund for a loss on an investment transaction, which otherwise would have had a 0.11% impact on Class Q total returns. Excluding the reimbursements, the total returns would have been 24.15%.

See Accompanying Notes to Financial Statements

ING Financial Services Fund (Unaudited)
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A
	Six Months
	Ended
	November 30,	Year Ended May 31,
	2008	2008		2007	2006	2005	2004

Per Share Operating Performance:
Net asset value, beginning of period	$16.12	24.88		23.23	22.21	22.03	19.24
Income (loss) from investment operations:
Net investment income	$0.15	0.26	*	0.24	0.23	0.16	0.09
Net realized and unrealized gain (loss) on investments	$(6.28)	(5.88)		4.02	3.00	1.58	3.60
Total from investment operations	$(6.13)	(5.62)		4.26	3.23	1.74	3.69
Less distributions from:
Net investment income	$—	0.28		0.26	0.22	0.08	0.08
Net realized gains from investments	$—	2.86		2.35	1.99	1.48	0.82
Total distributions	$—	3.14		2.61	2.21	1.56	0.90
Net asset value, end of period	$9.99	16.12		24.88	23.23	22.21	22.03
Total Return(1)%	(38.03)	(23.49)		18.80	14.71	7.97	19.57

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$98,106	166,165		254,699	215,382	182,802	193,392
Ratios to average net assets:
Gross expenses prior to expense waiver(2)%	1.50	1.46		1.32	1.29	1.27	1.41
Net expenses after expense waiver(2)(3)%	1.39 †	1.36	**	1.22	1.19	1.17	1.41
Net investment income after expense waiver(2)(3)%	2.07 †	1.31	**	0.99	0.99	0.69	0.40
Portfolio turnover rate %	18	37		36	26	27	35

	Class B
	Six Months
	Ended
	November 30,	Year Ended May 31,
	2008	2008		2007		2006		2005	2004

Per Share Operating Performance:
Net asset value, beginning of period	$15.93	24.51		22.86		21.87		21.79	19.12
Income (loss) from investment operations:
Net investment income (loss)	$0.09 *	0.10	*	0.05	*	0.05	*	(0.01)	(0.08)
Net realized and unrealized gain (loss) on investments	$(6.18)	(5.80)		3.95		2.95		1.57	3.57
Total from investment operations	$(6.09)	(5.70)		4.00		3.00		1.56	3.49
Less distributions from:
Net investment income	$—	0.02		—		0.02		—	—
Net realized gains from investments	$—	2.86		2.35		1.99		1.48	0.82
Total distributions	$—	2.88		2.35		2.01		1.48	0.82
Net asset value, end of period	$9.84	15.93		24.51		22.86		21.87	21.79
Total Return(1)%	(38.23)	(24.14)		17.89		13.81		7.21	18.60

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$6,754	13,940		33,007		63,738		106,874	127,364
Ratios to average net assets:
Gross expenses before expense waiver(2)%	2.15	2.11		1.97		1.94		1.92	2.16
Net expenses after expense waiver(2)%	2.14 †	2.11	**	1.97		1.94		1.92	2.16
Net investment income (loss) after expense waiver(2)%	1.31 †	0.48	**	0.20		0.21		(0.06)	(0.36)
Portfolio turnover rate %	18	37		36		26		27	35

(1)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for periods less than one year are not annualized.

(2)	Annualized for periods less than one year.

(3)	ING Funds Distributor, LLC has contractually agreed to waive 0.10% of the Distribution Fee for Class A shares of Financial Services.

*	Calculated using average number of shares outstanding throughout the period.

**	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income ratio.

†	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund has more than 0.005% impact on the expense ratio and the net investment income or loss ratio.

See Accompanying Notes to Financial Statements

ING Financial Services Fund (Unaudited) (continued)
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period.

	Class C
	Six Months							August 24,
	Ended							2004(1) to
	November 30,	Year Ended May 31,						May 31,
	2008	2008		2007		2006		2005

Per Share Operating Performance:
Net asset value, beginning of period	$15.37	23.96		22.53		21.78		21.78
Income (loss) from investment operations:
Net investment income	$0.08 *	0.16	*	0.06	*	0.08	*	0.09
Net realized and unrealized gain (loss) on investments	$(5.95)	(5.68)		3.88		2.93		1.49
Total from investment operations	$(5.87)	(5.52)		3.94		3.01		1.58
Less distributions from:
Net investment income	$—	0.21		0.16		0.27		0.10
Net realized gains from investments	$—	2.86		2.35		1.99		1.48
Total distributions	$—	3.07		2.51		2.26		1.58
Net asset value, end of period	$9.50	15.37		23.96		22.53		21.78
Total Return(2)%	(38.19)	(24.02)		17.90		13.97		7.29

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$3,236	4,007		1,256		1,311		13
Ratios to average net assets:
Gross expenses before expense waiver(3)%	2.15	2.11		1.97		1.94		1.92
Net expenses after expense waiver(3)%	2.14 †	2.11	**	1.97		1.94		1.92
Net investment income after expense waiver(3)%	1.32 †	0.90	**	0.24		0.35		0.12
Portfolio turnover rate %	18	37		36		26		27

	Class O
	Six Months						September 15,
	Ended						2004(1) to
	November 30,	Year Ended May 31,					May 31,
	2008	2008		2007		2006	2005

Per Share Operating Performance:
Net asset value, beginning of period	$15.99	24.73		23.13		22.15	22.67
Income (loss) from investment operations:
Net investment income	$0.14 *	0.26	*	0.25	*	0.22	0.17
Net realized and unrealized gain (loss) on investments	$(6.22)	(5.84)		3.98		3.00	0.92
Total from investment operations	$(6.08)	(5.58)		4.23		3.22	1.09
Less distributions from:
Net investment income	$—	0.30		0.28		0.25	0.13
Net realized gains from investments	$—	2.86		2.35		1.99	1.48
Total distributions	$—	3.16		2.63		2.24	1.61
Net asset value, end of period	$9.91	15.99		24.73		23.13	22.15
Total Return(2)%	(38.02)	(23.51)		18.77		14.68	4.90

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$12,387	19,364		23,459		9,659	3,658
Ratios to average net assets:
Gross expenses before expense waiver(3)%	1.40	1.36		1.22		1.19	1.17
Net expenses after expense waiver(3)%	1.39 †	1.36	**	1.22		1.19	1.17
Net investment income after expense waiver(3)%	2.07 †	1.35	**	1.03		1.03	0.80
Portfolio turnover rate %	18	37		36		26	27

(1)	Commencement of operations.

(2)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3)	Annualized for periods less than one year.

*	Calculated using average number of shares outstanding throughout the period.

**	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income ratio.

†	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has more than a 0.005% impact on the expense ratio and net investment income ratio.

See Accompanying Notes to Financial Statements

ING SmallCap Value Multi-Manager Fund (Unaudited)
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A
	Six Months						February 1,
	Ended						2005(1) to
	November 30,	Year Ended May 31,					May 31,
	2008	2008	2007		2006		2005

Per Share Operating Performance:
Net asset value, beginning of period	$11.52	14.36	12.48		9.57		10.00
Income (loss) from investment operations:
Net investment income (loss)	$0.04	0.06	0.05	**	(0.00	)* **	(0.00)*
Net realized and unrealized gain (loss) on investments	$(5.13)	(2.35)	2.15		3.04		(0.43)
Total from investment operations	$(5.09)	(2.29)	2.20		3.04		(0.43)
Less distributions from:
Net investment income	$—	0.05	0.02		0.05		—
Net realized gains from investments	$—	0.50	0.30		0.08		—
Total distributions	$—	0.55	0.32		0.13		—
Net asset value, end of period	$6.43	11.52	14.36		12.48		9.57
Total Return(2)%	(44.18)	(16.05)	17.82		31.90		(4.30)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$21,200	43,371	72,290		21,127		3,976
Ratios to average net assets:
Gross expenses prior to expense waiver and brokerage commission recapture(3)%	1.91	1.93	1.65		2.14		4.73
Net expenses after expense waiver and prior to brokerage commission recapture(3)(4)%	1.50 †	1.50	1.50		1.54		1.50
Net expenses after expense waiver and brokerage commission recapture(3)(4)%	1.47 †	1.49	1.47		1.50		1.50
Net investment income (loss) after expense waiver and brokerage commission recapture(3)(4)%	0.66 †	0.47	0.42		(0.01)		(0.18)
Portfolio turnover rate %	31	67	28		36		14

	Class B
	Six Months						February 1,
	Ended						2005(1) to
	November 30,		Year Ended May 31,				May 31,
	2008		2008	2007		2006	2005

Per Share Operating Performance:
Net asset value, beginning of period	$11.32		14.18	12.41		9.55	10.00
Income (loss) from investment operations:
Net investment loss	$(0.00	)*	(0.04)	(0.08	)**	(0.08)	(0.01)
Net realized and unrealized gain (loss) on investments	$(5.02)		(2.32)	2.15		3.02	(0.44)
Total from investment operations	$(5.02)		(2.36)	2.07		2.94	(0.45)
Less distributions from:
Net investment income	$—		—	—		(0.00)*	—
Net realized gains from investments	$—		0.50	0.30		0.08	—
Total distributions	$—		0.50	0.30		0.08	—
Net asset value, end of period	$6.30		11.32	14.18		12.41	9.55
Total Return(2)%	(44.35)		(16.70)	16.86		30.91	(4.50)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$1,241		2,643	4,497		2,187	591
Ratios to average net assets:
Gross expenses prior to expense waiver and brokerage commission recapture(3)%	2.66		2.68	2.40		2.87	5.48
Net expenses after expense waiver and prior to brokerage commission recapture(3)(4)%	2.25	†	2.25	2.25		2.29	2.25
Net expenses after expense waiver and brokerage commission recapture(3)(4)%	2.22	†	2.24	2.22		2.25	2.25
Net investment loss after expense waiver and brokerage commission recapture(3)(4)%	(0.09	)†	(0.28)	(0.69)		(0.75)	(0.93)
Portfolio turnover rate %	31		67	28		36	14

(1)	Commencement of operations.

(2)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for periods less than one year is not annualized.

(3)	Annualized for periods less than one year.

(4)	The Investment Adviser has agreed to limit expenses (excluding interest, taxes, brokerage, extraordinary, and acquired fund fees and expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

*	Amount is more than $(0.005).

**	Calculated using average number of shares outstanding throughout the period.

†	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income ratio.

See Accompanying Notes to Financial Statements

ING SmallCap Value Multi-Manager Fund (Unaudited) (continued)
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period.

	Class C
	Six Months						February 2,
	Ended						2005(1) to
	November 30,		Year Ended May 31,				May 31,
	2008		2008	2007		2006	2005

Per Share Operating Performance:
Net asset value, beginning of period	$11.33		14.19	12.42		9.56	10.05
Income (loss) from investment operations:
Net investment loss	$(0.00	)*,**	(0.04)	(0.06	)*	(0.08)	(0.01)
Net realized and unrealized gain (loss) on investments	$(5.03)		(2.32)	2.13		3.03	(0.48)
Total from investment operations	$(5.03)		(2.36)	2.07		2.95	(0.49)
Less distributions from:
Net investment income	$—		—	—		0.01	—
Net realized gains from investments	$—		0.50	0.30		0.08	—
Total distributions	$—		0.50	0.30		0.09	—
Net asset value, end of period	$6.30		11.33	14.19		12.42	9.56
Total Return(2)%	(44.40)		(16.69)	16.85		30.97	(4.88)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$3,971		9,044	16,264		6,803	1,517
Ratios to average net assets:
Gross expenses prior to expense waiver and brokerage commission recapture(3)%	2.66		2.68	2.40		2.87	5.48
Net expenses after expense waiver and prior to brokerage commission recapture(3)(4)%	2.25	†	2.25	2.25		2.29	2.25
Net expenses after expense waiver and brokerage commission recapture(3)(4)%	2.22	†	2.24	2.22		2.25	2.25
Net investment loss after expense waiver and brokerage commission recapture(3)(4)%	(0.09	)†	(0.28)	(0.58)		(0.75)	(0.91)
Portfolio turnover rate %	31		67	28		36	14

	Class I					Class W
	Six Months				June 9,	Six Months		December 17,
	Ended		Year Ended		2005(1) to	Ended		2007(1) to
	November 30,		May 31,		May 31,	November 30,		May 31,
	2008		2008	2007	2006	2008		2008

Per Share Operating Performance:
Net asset value, beginning of period	$11.56		14.39	12.50	9.80	12.09		12.11
Income (loss) from investment operations:
Net investment income	$0.06	*	0.10 *	0.05	0.05 *	0.06	*	0.05
Net realized and unrealized gain (loss) on investments	$(5.14)		(2.35)	2.17	2.80	(5.39)		(0.07)
Total from investment operations	$(5.08)		(2.25)	2.22	2.85	(5.33)		(0.02)
Less distributions from:
Net investment income	$—		0.08	0.03	0.07	—		—
Net realized gains from investments	$—		0.50	0.30	0.08	—		—
Total distributions	$—		0.58	0.33	0.15	—		—
Net asset value, end of period	$6.48		11.56	14.39	12.50	6.76		12.09
Total Return(2)%	(43.94)		(15.72)	18.00	29.26	(44.09)		(0.17)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$2,431		10,864	9,930	3,333	20		1
Ratios to average net assets:
Gross expenses prior to expense waiver and brokerage commission recapture(3)%	1.41		1.58	1.34	1.75	1.41		1.53
Net expenses after expense waiver and prior to brokerage commission recapture(3)(4)%	1.00	†	1.15	1.19	1.15	1.00	†	1.10
Net expenses after expense waiver and brokerage commission recapture(3)(4)%	0.97	†	1.14	1.16	1.11	0.97	†	1.09
Net investment income after expense waiver and brokerage commission recapture(3)(4)%	1.15	†	0.81	0.40	0.42	1.37	†	0.96
Portfolio turnover rate %	31		67	28	36	31		67

(1)	Commencement of operations.

(2)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for periods less than one year is not annualized.

(3)	Annualized for periods less than one year.

(4)	The Investment Adviser has agreed to limit expenses (excluding interest, taxes, brokerage, extraordinary, and acquired fund fees and expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

*	Calculated using average number of shares outstanding throughout the period.

**	Amount is more than $(0.005).

†	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income ratio.

See Accompanying Notes to Financial Statements

ING Value Choice Fund (Unaudited)
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A
	Six Months						February 1,
	Ended						2005(1) to
	November 30,	Year Ended May 31,					May 31,
	2008	2008	2007		2006		2005

Per Share Operating Performance:
Net asset value, beginning of period	$14.78	16.01	13.43		9.97		10.00
Income (loss) from investment operations:
Net investment income	$0.05	0.08	0.13	**	0.10	**	0.00 *
Net realized and unrealized gain (loss) on investments	$(6.16)	(0.30)	3.13		3.51		(0.03)
Total from investment operations	$(6.11)	(0.22)	3.26		3.61		(0.03)
Less distributions from:
Net investment income	$0.07	0.05	0.09		0.04		—
Net realized gains from investments	$0.26	0.96	0.59		0.11		—
Total distributions	$0.33	1.01	0.68		0.15		—
Net asset value, end of period	$8.34	14.78	16.01		13.43		9.97
Total Return(2)%	(42.04)	(1.32)	24.60		36.48		(0.30)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$139,600	233,062	216,598		39,931		3,598
Ratios to average net assets:
Gross expenses prior to expense waiver and brokerage commission recapture(3)%	1.55	1.65	1.59		1.86		4.95
Net expenses after expense waiver and prior to brokerage commission recapture(3)(4)%	1.40 †	1.44	1.50		1.51		1.50
Net expenses after expense waiver and brokerage commission recapture(3)(4)%	1.39 †	1.43	1.49		1.50		1.50
Net investment income after expense waiver and brokerage commission recapture(3)(4)%	0.94 †	0.59	0.90		0.84		0.23
Portfolio turnover rate %	38	74	35		27		10

	Class B
	Six Months						February 1,
	Ended						2005(1) to
	November 30,	Year Ended May 31,					May 31,
	2008	2008	2007		2006		2005

Per Share Operating Performance:
Net asset value, beginning of period	$14.60	15.89	13.35		9.95		10.00
Income (loss) from investment operations:
Net investment income (loss)	$0.01	(0.03)	0.03	**	0.00	* **	(0.01)
Net realized and unrealized gain (loss) on investments	$(6.09)	(0.30)	3.10		3.52		(0.04)
Total from investment operations	$(6.08)	(0.33)	3.13		3.52		(0.05)
Less distributions from:
Net investment income	$—	—	—		0.01		—
Net realized gains from investments	$0.26	0.96	0.59		0.11		—
Total distributions	$0.26	0.96	0.59		0.12		—
Net asset value, end of period	$8.26	14.60	15.89		13.35		9.95
Total Return(2)%	(42.21)	(2.06)	23.69		35.54		(0.50)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$20,216	35,145	45,163		6,538		1,107
Ratios to average net assets:
Gross expenses prior to expense waiver and brokerage commission recapture(3)%	2.30	2.40	2.34		2.61		5.70
Net expenses after expense waiver and prior to brokerage commission recapture(3)(4)%	2.15 †	2.19	2.25		2.26		2.25
Net expenses after expense waiver and brokerage commission recapture(3)(4)%	2.14 †	2.18	2.24		2.25		2.25
Net investment income (loss) after expense waiver and brokerage commission recapture(3)(4)%	0.20 †	(0.19)	0.18		0.05		(0.48)
Portfolio turnover rate %	38	74	35		27		10

(1)	Commencement of operations.

(2)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for periods less than one year is not annualized.

(3)	Annualized for periods less than one year.

(4)	The Investment Adviser has agreed to limit expenses (excluding interest, taxes, brokerage, extraordinary, and acquired fund fees and expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

*	Amount is less than $0.005.

**	Calculated using average number of shares outstanding throughout the period.

†	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income ratio.

See Accompanying Notes to Financial Statements

ING Value Choice Fund (Unaudited) (continued)
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period.

	Class C
	Six Months						February 7,
	Ended						2005(1) to
	November 30,	Year Ended May 31,					May 31,
	2008	2008	2007		2006		2005

Per Share Operating Performance:
Net asset value, beginning of period	$14.59	15.88	13.34		9.94		9.94
Income (loss) from investment operations:
Net investment income (loss)	$0.01	(0.03)	0.02	**	0.01	**	(0.00	)*
Net realized and unrealized gain (loss) on investments	$(6.09)	(0.30)	3.11		3.51		0.00	*
Total from investment operations	$(6.08)	(0.33)	3.13		3.52		0.00	*
Less distributions from:
Net investment income	$—	—	—		0.01		—
Net realized gains from investments	$0.26	0.96	0.59		0.11		—
Total distributions	$0.26	0.96	0.59		0.12		—
Net asset value, end of period	$8.25	14.59	15.88		13.34		9.94
Total Return(2)%	(42.23)	(2.06)	23.71		35.62		0.00	*

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$50,635	80,729	87,992		21,549		2,012
Ratios to average net assets:
Gross expenses prior to expense waiver and brokerage commission recapture(3)%	2.30	2.40	2.34		2.61		5.70
Net expenses after expense waiver and prior to brokerage commission recapture(3)(4)%	2.15 †	2.19	2.25		2.26		5.70
Net expenses after expense waiver and brokerage commission recapture(3)(4)%	2.14 †	2.18	2.24		2.25		2.25
Net investment income (loss) after expense waiver and brokerage commission recapture(3)(4)%	0.21 †	(0.18)	0.15		0.05		(0.42)
Portfolio turnover rate %	38	74	35		27		10

	Class I					Class O	Class W
	Six Months				September 15,	June 4	Six Months	December 17,
	Ended	Year Ended			2005(1) to	2008(1) to	Ended	2007(1) to
	November 30,	May 31,			May 31,	November 30,	November 30,	May 31,
	2008	2008	2007		2006	2008	2008	2008

Per Share Operating Performance
Net asset value, beginning of period	$14.91	16.12	13.43		11.18	14.63	15.94	15.70
Income (loss) from investment operations:
Net investment income	$0.08	0.18 **	0.30	**	0.14 **	0.10	0.06	0.07
Net realized and unrealized gain (loss) on investments	$(6.23)	(0.35)	3.02		2.28	(6.06)	(6.63)	0.17
Total from investment operations	$(6.15)	(0.17)	3.32		2.42	(5.96)	(6.57)	0.24
Less distributions from:
Net investment income	$0.09	0.08	0.04		0.06	0.09	0.09	—
Net realized gains from investments	$0.26	0.96	0.59		0.11	0.26	0.26	—
Total distributions	$0.35	1.04	0.63		0.17	0.35	0.35	—
Net asset value, end of period	$8.41	14.91	16.12		13.43	8.32	9.02	15.94
Total Return(2)%	(41.98)	(1.03)	24.99		21.87	(41.50)	(41.90)	1.53

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$3,671	3,824	758		6	246	4,671	2,655
Ratios to average net assets:
Gross expenses prior to expense waiver and brokerage commission recapture(3)%	1.19	1.28	1.27		2.11	1.55	1.19	1.28
Net expenses after expense waiver and prior to brokerage commission recapture(3)(4)%	1.15 †	1.07	1.18		1.63	1.40 †	1.15 †	1.07
Net expenses after expense waiver and brokerage commission recapture(3)(4)%	1.14 †	1.06	1.17		1.61	1.39 †	1.14 †	1.06
Net investment income after expense waiver and brokerage commission recapture(3)(4)%	1.38 †	1.18	2.00		1.58	2.06 †	1.41 †	1.32
Portfolio turnover rate %	38	74	35		27	38	38	74

(1)	Commencement of operations.
(2)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for periods less than one year is not annualized.
(3)	Annualized for periods less than one year.
(4)	The Investment Adviser has agreed to limit expenses (excluding interest, taxes, brokerage, extraordinary, and acquired fund fees and expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.
*	Amount is less than $0.005 or 0.005% or more than $(0.005).
**	Calculated using average number of shares outstanding throughout the period.
†	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income ratio.

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS as of November 30, 2008 (Unaudited)

NOTE 1 — ORGANIZATION

Organization. The ING Funds included in this report are comprised of ING Equity Trust (“IET” or the “Trust”), which is organized as an open-end investment management company registered under the Investment Company Act of 1940, as amended (“1940 Act”).

IET is a Massachusetts business trust organized on June 12, 1998 with fifteen separate active series. Ten of which are discussed in this report: ING Real Estate Fund (“Real Estate”), ING Equity Dividend Fund (“Equity Dividend”), ING Fundamental Research Fund (“Fundamental Research”), ING LargeCap Growth Fund (“LargeCap Growth”), ING MidCap Opportunities Fund (“MidCap Opportunities”), ING Opportunistic LargeCap Fund (“Opportunistic LargeCap”), ING SmallCap Opportunities Fund (“SmallCap Opportunities”), ING Financial Services Fund (“Financial Services”), ING SmallCap Value Multi-Manager Fund (“SmallCap Value Multi-Manager”) and ING Value Choice Fund (“Value Choice”), (each, the “Fund” and collectively, the “Funds”). The investment objective of each Fund is described in the Fund’s prospectus.

Each Fund offers at least three of the following classes of shares: Class A, Class B, Class C, Class I, Class O, Class Q, and Class W. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees (if any), shareholder servicing fees (if any) and transfer agency fees. Shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund and earn income and realized gains/losses from the Fund pro rata based on the average daily net assets of each class, without distinction between share classes. Common expenses of the Funds (including custodial asset-based fees, legal and audit fees, printing and mailing expenses, transfer agency out-of-pocket expenses, and fees and expenses of the independent trustees) are allocated to each Fund in proportion to its average daily net assets. Expenses directly attributable to a particular fund (including advisory, administration, custodial transaction-based, registration, other professional, distribution and/or service fees, certain taxes, and offering costs) are charged directly to that Fund. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder servicing fees. Class B shares, along with their pro rata reinvested dividend shares, automatically convert to Class A shares eight years after purchase.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements. Such policies are in conformity with U.S. generally accepted accounting principles for investment companies.

A.	Security Valuation. Investments in equity securities traded on a national securities exchange are valued at the last reported sale price. Securities reported by NASDAQ will be valued at the NASDAQ official closing prices. Securities traded on an exchange or NASDAQ for which there has been no sale and securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities are valued at prices obtained from independent services or from one or more dealers making markets in the securities and may be adjusted based on the Funds’ valuation procedures. U.S. government obligations are valued by using market quotations or independent pricing services that use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) are valued at their fair values as defined by the 1940 Act, and as determined in good faith by or under the supervision of the Funds’ Board of Trustees (“Board”), in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that a Fund calculates its net asset value (“NAV”) may also be valued at their fair values as determined in good faith by or under the supervision of a Fund’s Board, in accordance with methods that are specifically authorized by the Board. The valuation techniques applied in any specific instance are likely to vary from case to case. With respect to a restricted security, for example, consideration is generally given to the cost of the investment, the market value of any unrestricted

NOTES TO FINANCIAL STATEMENTS as of November 30, 2008 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

securities of the same class at the time of valuation, the potential expiration of restrictions on the security, the existence of any registration rights, the costs to the Funds related to registration of the security, as well as factors relevant to the issuer itself. Consideration may also be given to the price and extent of any public trading in similar securities of the issuer or comparable companies’ securities.

The value of a foreign security traded on an exchange outside the United States is generally based on the price of a foreign security on the principal foreign exchange where it trades as of the time a Fund determines its NAV or if the foreign exchange closes prior to the time a Fund determines its NAV, the most recent closing price of the foreign security on its principal exchange.

Trading in certain non-U.S. securities may not take place on all days on which the New York Stock Exchange (“NYSE”) is open. Further, trading takes place in various foreign markets on days on which the NYSE is not open. Consequently, the calculation of a Fund’s NAV may not take place contemporaneously with the determination of the prices of securities held by a Fund in foreign securities markets. Further, the value of a Fund’s assets may be significantly affected by foreign trading on days when a shareholder cannot purchase or redeem shares of a Fund. In calculating a Fund’s NAV, foreign securities in foreign currency are converted to U.S. dollar equivalents.

If an event occurs after the time at which the market for foreign securities held by a Fund closes but before the time that a Fund’s NAV is calculated, such event may cause the closing price on the foreign exchange to not represent a readily available reliable market value quotation for such securities at the time a Fund determines its NAV. In such a case, a Fund will use the a value of such securities as determined under a Fund’s valuation procedures. Events after the close of trading on a foreign market that could require a Fund to fair value some or all of its foreign securities include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis in the determination of a security’s fair value, the Board has authorized the use of one or more independent research services to assist with such determinations. An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time a Fund calculates its NAV. There can be no assurance that such models accurately reflect the behavior of the applicable markets or the effect of the behavior of such markets on the fair value of securities, or that such markets will continue to behave in a fashion that is consistent with such models. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that the Fund could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, a Fund is not obligated to use the fair valuations suggested by any research service, and valuation recommendations provided by such research services may be overridden if other events have occurred or if other fair valuations are determined in good faith to be more accurate. Unless an event is such that it causes a Fund to determine that the closing prices for one or more securities do not represent readily available reliable market value quotations at the time a Fund determines its NAV, events that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in a Fund’s NAV. Investments in securities maturing in 60 days or less from the date of acquisition are valued at amortized cost, which approximates market value.

Effective for fiscal years beginning after November 15, 2007, Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 157, “Fair Value Measurements”, establishes a hierarchy for measuring fair value of assets and liabilities. As required by the standard, each investment asset or liability of the Funds is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1”, inputs other than quoted prices for an asset that are observable are classified as “Level 2” and unobservable inputs, including the sub-adviser’s judgment about the assumptions that a market participant would use in pricing an

NOTES TO FINANCIAL STATEMENTS as of November 30, 2008 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

asset or liability are classified as “Level 3”. The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Funds’ investments under these levels of classification is included following the Portfolios of Investments.

Effective for fiscal years and interim periods ending after November 15, 2008, the FASB issued FASB Staff Position (“FSP”) No. 133-1 and FASB Interpretation Number (“FIN”) 45-4, “Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45; and Clarification of the Effective Date of FASB Statement No. 161.” The amendments to FAS 133 require enhanced disclosure regarding credit derivatives sold, including (1) the nature and terms of the credit derivative, reasons for entering into the credit derivative, the events or circumstances that would require the seller to perform under the credit derivative, and the current status of the payment/performance risk of the credit derivative, (2) the maximum potential amount of future payments (undiscounted) the seller could be required to make under the credit derivative, (3) the fair value of the credit derivative, and (4) the nature of any recourse provisions and assets held either as collateral or by third parties. The amendments to FIN 45 require additional disclosures about the current status of the payment/performance risk of a guarantee. All changes to accounting policies have been made in accordance with the FSP and incorporated for the current period as part of the Notes to Financial Statements and Portfolio of Investments.

B.	Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Funds. Premium amortization and discount accretion are determined by the effective yield method and included in interest income.

Real Estate estimates components of distributions from real estate investment trusts (“REITs”). Distributions received in excess of income are recorded as a reduction of cost of the related investments. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

C.	Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars.

Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)	Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at the end of the day.

(2)	Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statement of Assets and Liabilities for the estimated tax withholding based on the securities’ current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing

NOTES TO FINANCIAL STATEMENTS as of November 30, 2008 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

in U.S. companies and U.S. government securities. These risks include but are not limited to revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities. The foregoing risks are even greater with respect to securities of issuers in emerging markets.

D.	Foreign Currency Transactions and Futures Contracts. Certain Funds may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar in connection with the planned purchases or sales of securities. The Funds either enter into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or use forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Each Fund may enter into futures contracts involving foreign currency, interest rates, securities and security indices. Certain Funds intend to limit their use of futures contracts and futures options to “bona fide hedging” transactions, as such term is defined in applicable regulations, interpretations and practice. A futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of foreign currency, financial instrument or security called for in the contract at a specified future time for a specified price. Upon entering into such a contract, a Fund is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, a Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margins and are recorded as unrealized gains or losses by the Fund. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

E.	Distributions to Shareholders. The Funds record distributions to their shareholders on the ex-dividend date. Each Fund pays dividends, if any, as follows:

Annually	Quarterly

Fundamental Research	Real Estate
LargeCap Growth	Equity Dividend
MidCap Opportunities
Opportunistic LargeCap
SmallCap Opportunities
Financial Services
SmallCap Value Multi-Manager
Value Choice

Each Fund distributes capital gains, to the extent available, annually. The Funds may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies.

F.	Federal Income Taxes. It is the policy of the Funds to comply with subchapter M of the Internal Revenue Code and related excise tax provisions applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, no federal income tax provision is required. Management has considered the sustainability of the funds tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

The Funds may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain for income tax purposes.

G.	Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent

NOTES TO FINANCIAL STATEMENTS as of November 30, 2008 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

H.	Repurchase Agreements. Each Fund may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is usually short, from overnight to one week, while the underlying securities generally have longer maturities. Each Fund will receive as collateral securities acceptable to it whose market value is equal to at least 100% of the carrying amount of the repurchase agreements, plus accrued interest, being invested by the Fund. The underlying collateral is valued daily on a mark to market basis to assure that the value, including accrued interest is at least equal to the repurchase price. There would be potential loss to a Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, and it might incur disposition costs in liquidating the collateral.

I.	Options Contracts. Each Fund, may purchase put and call options. Each Fund may write (sell) put options. Each Fund, except Financial Services may write covered call options. The Funds may engage in option transactions as a hedge against adverse movements in the value of portfolio holdings or to increase market exposure. Option contracts are valued daily and unrealized gains or losses are recorded based upon the last sales price on the principal exchange on which the options are traded. An amount equal to the premium received by the Funds upon the writing of a put or call option is included in the Statements of Assets and Liabilities as a liability which is subsequently marked-to-market until it is exercised or closed, or it expires. The Funds will realize a gain or loss upon the expiration or closing of the option contract. When an option is exercised, the proceeds on sales of the underlying security for a written call option, the purchase cost of the security for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid. Realized and unrealized gains or losses on option contracts are reflected in the accompanying financial statements. The risk in writing a covered call option is that the Funds give up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Funds may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Funds pay a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contract.

J.	Securities Lending. Each Fund has the option to temporarily loan securities representing up to 30% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. The borrower is required to fully collateralize the loans with cash or U.S. government securities. Generally, in the event of counterparty default, the Fund has the right to use collateral to offset losses incurred. There would be potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral. The Fund bears the risk of loss with respect to the investment of collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund.

K.	Organization Expenses and Offering Costs. Costs incurred with the organization of the Funds are expensed as incurred. Costs incurred with the offering of shares of the Funds are deferred and amortized over a period of twelve months.

L.	Illiquid and Restricted Securities. Each Fund may not invest more than 15% of its net assets in illiquid securities. Illiquid securities are not readily marketable. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Funds to sell them promptly at an acceptable price. Each Fund also may invest in restricted securities, which include those sold under Rule 144A of the Securities Act of 1933 (“1933 Act”) or securities offered pursuant to

NOTES TO FINANCIAL STATEMENTS as of November 30, 2008 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Section 4(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and generally may not be publicly sold without registration under the 1933 Act. Certain restricted securities may be considered liquid pursuant to procedures adopted by the Board or may be deemed to be illiquid because they may not be readily marketable. Illiquid and restricted securities are valued using market quotations when readily available. In the absence of market quotations, the illiquid and restricted securities are valued based upon their fair value determined under procedures approved by the Board.

M.	When-Issued and Delayed-Delivery Transactions. Each Fund may purchase or sell securities on a when-issued basis. Each Fund, except Financial Services, may enter into forward commitments. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The market value of such is identified in each Fund’s Portfolio of Investments. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Funds are required to segregate liquid assets with the Funds’ custodian sufficient to cover the purchase price.

N.	Mortgage Dollar Roll Transactions. In connection with a Fund’s ability to purchase or sell securities on a when-issued basis, certain Funds may engage in dollar roll transactions with respect to mortgage-backed securities issued by Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corp. In a dollar roll transaction, a Fund sells a mortgage-backed security to a financial institution, such as a bank or broker/dealer, and simultaneously agrees to repurchase a substantially similar (i.e., same type, coupon, and maturity) security from the institution on a delayed delivery basis at an agreed upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. The Funds account for dollar roll transactions as purchases and sales.

O.	Swap Agreements. Certain funds may enter into swap agreements. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other at specified future intervals based on the return of an asset (such as a stock, bond or currency) or non-asset reference (such as an interest rate or index). The swap agreement will specify the “notional” amount of the asset or non-asset reference to which the contract relates. Subsequent changes in market value, if any, are calculated based upon changes in the performance of the asset or non-asset reference multiplied by the notional value of the contract. A Fund may enter into credit default, interest rate, total return and currency swaps to manage its exposure to credit, currency and interest rate risk. All outstanding swap agreements are reported following each Fund’s Portfolio of Investments.

Swaps are marked to market daily using quotations primarily from third party pricing services, counterparties or brokers. The value of the swap contract is recorded on the Statements of Assets or Liabilities. During the term of the swap, changes in the value of the swap, if any, is recorded as unrealized gains or losses on the Statements of Operations. Upfront payments made and/or received by a Fund when entering into the agreements are recorded as the cost of the swap and are reported on the Statements of Assets and Liabilities and as a component of the unrealized gain or loss on the Statements of Operations until termination. These upfront payments represent the amounts made or received when initially entering into the contract to offset the differences between the swap agreements and the prevailing market conditions at time of the contract. Upon termination, these upfront payments are recorded as a realized gain or loss on the Statements of Operations. A Fund also records periodic payments made and/or received on the swap contract as a realized gain or loss on the Statements of Operations.

Entering into swap agreements involves the risk that the maximum potential loss of an investment exceeds the current value of the investment as reported on the Statements of Assets and Liabilities. Other risks involve the possibility that the counterparty to the agreements may default on its obligation to perform, that there will be no

NOTES TO FINANCIAL STATEMENTS as of November 30, 2008 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

liquid market for these investments and that unfavorable changes in the market will have a negative impact on the value of the index or securities underlying the respective swap agreement.

Credit Default Swap Contracts. A credit default swap is a bilateral agreement between counterparties in which the buyer of the protection agrees to make a stream of periodic payments to the seller of protection in exchange for the right to receive a specified return in the event of a default or other credit event for a referenced entity, obligation or index. As a seller of protection on credit default swaps, a Fund will generally receive from the buyer a fixed payment stream based on the notional amount of the swap contract. This fixed payment stream will continue until the swap contract expires or a defined credit event occurs.

A Fund is subject to credit risk in the normal course of pursuing its investment objectives. As a seller of protection in a credit default swap, the Fund may execute these contracts to manage its exposure to the market or certain sectors of the market. The Fund may also enter into credit default swaps to speculate on changes in an issuer’s credit quality, to take advantage of perceived spread advantages, or to offset an existing short equivalent (i.e. buying protection on an equivalent reference entity).

The Fund may sell credit default swaps which expose it to the risk of loss from credit risk- related events specified in the contract. Although contract-specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default or repudiation/moratorium. If a Fund is a seller of protection, and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will generally either (i) pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

In assessing the status of payment or performance risk for a seller of protection, unrealized losses imply widening credit spreads when selling protection. A decrease in market value and a resulting unrealized loss position suggests a deterioration of the referenced entity’s credit soundness. As the notional amount represents the total obligation that would be due upon a credit event, market values that approach this loss, offset by any upfront payments received, serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. Unrealized losses, market values, and upfront payments for all credit default swap agreements in which a Fund is a seller of protection have been disclosed in the Portfolio of Investments.

The maximum amount of future payments (undiscounted) that a Fund as seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of November 30, 2008 for which a Fund is seller of protection are disclosed in the Portfolio of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront

NOTES TO FINANCIAL STATEMENTS as of November 30, 2008 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

payments received upon entering into the agreements, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities

Interest Rate Swap Contracts. An interest rate swap involves the agreement between counterparties to exchange periodic payments based on interest rates. One payment will be based on a floating rate of a specified interest rate while the other will be a fixed rate. Risks involve the future fluctuations of interest rates in which the fund may make payments that are greater than what the fund received from the counterparty. Other risks include credit, liquidity and market risk.

Total Return Swap Contracts. A total return swap involves the agreement between counterparties to exchange periodic payments based on an asset (such as a basket of securities) or non-asset (such as an index) reference. The periodic payments or cash flows, are usually based on the non-asset reference versus the total return or the asset-based reference. The asset-based reference generally includes unrealized appreciation or depreciation and to the extent that the total return falls short of or exceeds the non-asset reference, a Fund will make or receive a payment to the counterparty. Risks of total return swaps include credit, liquidity and market risks.

Currency Swaps. A currency swap involves the agreement between counterparties to exchange two difference currencies at contract inception at the prevailing spot rate, and to reverse the exchange at a later agreed upon termination date. The currency exchange at termination may take place at the original exchange rate, an agreed upon exchange rate or the prevailing spot rate on the date of termination. The contract may also include periodic interest payments based on a specified interest rate. Risks of currency swaps include, but are not limited to, credit, liquidity, market, and exchange rate fluctuations which may involve a Fund paying an amount greater than originally received at the time of entering into the contract.

Structured Products. Certain Funds invest in structured products which are specially-designed derivative investments whose principal payments or interest payments are linked to the performance of underlying foreign currencies, interest rate spreads, stock market indices, prices of individual securities, commodities or other financial instruments or the occurrence of other specific events. The terms and conditions of these products may be ‘structured’ by the purchaser and the borrower issuing the note. The market value of these products will increase or decrease based on the performance of the underlying asset or reference. A Fund records the changes in the market value of these structured products as an unrealized gain or loss in the accompanying Statements of Operations. The Fund records a realized gain or loss when a structured product is sold or matures.

Risks associated with structured products include credit risk (if the counterparty fails to meet its obligation) and interest rate risk. Since the Fund enters into the transaction with the borrower at par value, the Fund could receive more or less than it originally invested when a note matures. The prices of the notes may also be very volatile and may have limited liquidity in the market which can make it difficult for the Fund to value or sell at an advantageous price.

P.	Indemnifications. In the normal course of business, IET may enter into contracts that provide certain indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

NOTE 3 — INVESTMENT TRANSACTIONS

For the six months ended November 30, 2008, the cost of purchases and proceeds from the sales of securities, excluding short-term securities, were as follows:

	Non U.S. Government
	Purchases	Sales

Real Estate	$434,451,978	$226,470,349
Equity Dividend	2,735,899	2,207,374
Fundamental Research	17,160,987	20,514,925
LargeCap Growth	54,347,741	70,649,347
MidCap Opportunities	190,733,065	199,731,559
Opportunistic LargeCap	31,364,500	37,078,205
SmallCap Opportunities	141,524,888	111,180,527
Financial Services	27,809,469	29,739,226
SmallCap Value Multi-Manager	15,132,262	25,774,668
Value Choice	160,275,647	115,066,813

NOTES TO FINANCIAL STATEMENTS as of November 30, 2008 (Unaudited) (continued)

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

The Funds entered into investment management agreements (“Management Agreements”) with ING Investments, LLC (“ING Investments” or the “Investment Adviser”). The Investment Management Agreements compensate the Investment Adviser with a fee, computed daily and payable monthly, based on the average daily net assets of each Fund, at the following annual rates:

As a Percent of
Average Net Assets

Real Estate	0.70%

Equity Dividend	0.65%

Fundamental Research	0.70% on first $500 million; 0.65% on next $500 million; and 0.60% in excess of $1 billion

LargeCap Growth	0.75% on first $500 million; 0.675% on next $500 million; and 0.65% in excess of $1 billion
MidCap Opportunities	0.75%

Opportunistic LargeCap	0.70% on first $500 million; 0.65% on next $500 million; and 0.60% in excess of $1 billion

SmallCap Opportunities	0.90% on first $250 million; 0.80% on next $250 million; and 0.75% in excess of $500 million

Financial Services	1.00% on first $30 million; 0.75% on next $95 million; and 0.70% in excess of $125 million

SmallCap Value Multi-Manager	1.00% of the Fund’s average daily net assets managed by NWQ and Kayne; and 0.75% of the Fund’s average daily net assets managed by ING IM.
Value Choice	0.90%

ING Investment Management Co. (“ING IM”), a registered investment adviser, serves as Sub-Adviser to, Equity Dividend, Fundamental Research, MidCap Opportunities, Opportunistic LargeCap, SmallCap Opportunities and Financial Services pursuant to sub-advisory agreements between the Investment Adviser and ING IM.

ING Clarion Real Estate Securities L.P. (“ING CRES”), a registered investment adviser, is the Sub-Adviser to Real Estate pursuant to a sub-advisory agreement between the Investment Adviser and ING CRES.

Wellington Management Company, LLP (“Wellington Management”), a registered investment adviser, serves as the Sub-Adviser to LargeCap Growth pursuant to a sub-advisory agreement between the Investment Adviser and Wellington Management.

NWQ Investment Management Company, LLC (“NWQ”), a registered investment adviser, serves as one of the Sub-Advisers to SmallCap Value Multi-Manager pursuant to a sub-advisory agreement between the Investment Adviser and NWQ. Effective March 29, 2007, Kayne Anderson Rudnick Investment Management, LLC (“Kayne”) serves as the second Sub-Adviser to SmallCap Value Multi-Manager pursuant to a sub-advisory agreement between the Investment Adviser and Kayne. Effective March 29, 2007, ING IM serves as the third Sub-Adviser to SmallCap Value Multi-Manager pursuant to a sub-advisory agreement between the Investment Adviser and ING IM.

Tradewinds Global Investors, LLC (“Tradewinds”), a registered investment adviser, serves as Sub-Adviser to Value Choice pursuant to a sub-advisory agreement between the Investment Adviser and Tradewinds.

ING Funds Services, LLC (the “Administrator” or “IFS”), serves as administrator to each Fund except Financial Services. The Funds pay the Administrator a fee calculated at an annual rate of 0.10% of each Fund’s average daily net assets.

Financial Services has entered into Shareholder Service Agreements with IFS whereby IFS will act as Shareholder Service Agent for the Fund. The agreement provides that IFS will be compensated for incoming and outgoing shareholder telephone calls and letters, and all reasonable out-of-pocket expenses incurred in connection with the performance of such services.

MidCap Opportunities, SmallCap Opportunities and Financial Services also pay IFS an annual shareholder account servicing fee of $5.00, payable semi-annually, for each account of beneficial owners of shares. For the six months ended November 30, 2008, MidCap Opportunities and SmallCap Opportunities paid $106,562 and $69,782, respectively, in shareholder servicing fees.

The Investment Adviser, ING IM, ING CRES, IFS and the ING Funds Distributor, LLC (“IFD” or the Distributor”) are indirect, wholly-owned subsidiaries of ING Groep N.V. (“ING Groep”). ING Groep is a global financial institution of Dutch origin offering banking, investments, life insurance and retirement services to over 75 million private, corporate and institutional clients in more than 50 countries. With a diverse

NOTES TO FINANCIAL STATEMENTS as of November 30, 2008 (Unaudited) (continued)

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES (continued)

workforce of about 125,000 people, ING Groep comprises a broad spectrum of prominent companies that increasingly serve their clients under the ING brand.

On October 19, 2008, ING Groep announced that it reached an agreement with the Dutch government to strengthen its capital position, creating a strong buffer to navigate the current market and economic environment. ING Groep will issue non-voting core Tier-1 securities for a total consideration of EUR 10 billion to the Dutch State. The transaction boosts ING Bank’s core Tier-1 ratio, strengthens the insurance balance sheet and reduces ING Groep’s Debt/Equity ratio.

ING Funds are permitted to invest end-of-day cash balances into ING Institutional Prime Money Market Fund. Investment management fees paid by the Funds will be reduced by an amount equal to the management fees paid indirectly to ING Institutional Prime Money Market Fund with respect to assets invested by the Funds. For the six months ended November 30, 2008, the following funds waived such management fees which are not subject to recoupment:

Fund	Amount

Real Estate	$2,586
Equity Dividend	43
Fundamental Research	82
LargeCap Growth	495
MidCap Opportunities	1,531
Opportunistic LargeCap	37
SmallCap Opportunities	1,199
Financial Services	4,024
SmallCap Value Multi-Manager	127
Value Choice	1,891

NOTE 5 — DISTRIBUTION AND SERVICE FEES

Each share class of the Funds (except Class I and Class W) has adopted a Plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plans”), whereby the Distributor is reimbursed or compensated (depending on the class of shares) by the Funds for expenses incurred in the distribution of each Fund’s shares (“Distribution Fees”). Pursuant to the 12b-1 Plans, the Distributor is entitled to a payment each month to reimburse or compensate expenses incurred in the distribution and promotion of each Fund’s shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees (“Service Fees”) paid to securities dealers who have executed a distribution agreement with the Distributor. Under the 12b-1 Plans, each class of shares of the Fund pays the Distributor a combined Distribution and/or Service Fee based on average daily net assets at the following rates:

		Classes B
	Class A	and C	Class O	Class Q

Real Estate	0.25%	1.00%	0.25%	0.25%
Equity Dividend	0.25%	1.00%	n/a	n/a
Fundamental Research	0.25%	1.00%	n/a	n/a
LargeCap Growth	0.35%	1.00%	n/a	0.25%
MidCap Opportunities(1)	0.30%	1.00%	0.25%	0.25%
Opportunistic LargeCap	0.25%	1.00%	n/a	n/a
SmallCap Opportunities(1)	0.30%	1.00%	n/a	0.25%
Financial Services(1)	0.35%	1.00%	0.25%	n/a
SmallCap Value Multi-Manager	0.25%	1.00%	n/a	n/a
Value Choice(2)	0.25%	1.00%	0.25%	n/a

(1)	ING Funds Distributor, LLC has contractually agreed to waive 0.10% of the Distribution Fee for Class A shares of Financial Services through October 1, 2009. Effective January 1, 2008, ING Funds Distributor, LLC has also contractually agreed to waive 0.05% of the Distribution Fee for Class A shares of MidCap Opportunities and SmallCap Opportunities through December 31, 2008.

(2)	ING Funds Distributor, LLC has contractually agreed to waive up to 0.25% of the distribution and/or service fees for Class A, Class B, Class C and Class O shares of Value Choice through October 1, 2011, except for Class O shares which is through October 1, 2010.

Presently, the Funds’ class-specific expenses include certain transfer agent fees and distribution fees incurred in connection with Class A, Class B, and Class C shares and service fees in connection with Class B and Class C shares. For the six months ended November 30, 2008, the Distributor retained the following amounts in sales charges:

	Class A	Class B	Class C
Initial Sales Charges:	Shares	Shares	Shares

Real Estate	$6,876	N/A	N/A
Equity Dividend	3,192	N/A	N/A
Fundamental Research	101	N/A	N/A
LargeCap Growth	3,785	N/A	N/A
MidCap Opportunities	6,437	N/A	N/A
Opportunistic LargeCap	1,753	N/A	N/A
SmallCap Opportunities	3,065	N/A	N/A
Financial Services	13,318	N/A	N/A
SmallCap Value Multi-Manager	1,156	N/A	N/A
Value Choice	41,998	N/A	N/A

NOTES TO FINANCIAL STATEMENTS as of November 30, 2008 (Unaudited) (continued)

NOTE 5 — DISTRIBUTION AND SERVICE FEES (continued)

Contingent Deferred	Class A	Class B	Class C
Sales Charges:	Shares	Shares	Shares

Real Estate	$—	N/A	$311
Equity Dividend	—	N/A	10
Fundamental Research	—	N/A	9
LargeCap Growth	99	N/A	827
MidCap Opportunities	41	N/A	687
Opportunistic LargeCap	781	N/A	52
SmallCap Opportunities	1	N/A	93
Financial Services	—	N/A	1,902
SmallCap Value Multi-Manager	381	N/A	699
Value Choice	695	N/A	8,627

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

The Investment Adviser may direct the Funds’ portfolio managers to use their best efforts (subject to obtaining best execution of each transaction) to allocate a Fund’s equity security transactions through certain designated broker-dealers. The designated broker-dealer, in turn, will reimburse a portion of the brokerage commissions to pay certain expenses of that Fund. Any amounts credited to the Funds are reflected as brokerage commission recapture in the Statements of Operations.

At November 30, 2008, the Funds had the following amounts recorded in payable to affiliates on the accompanying Statements of Assets and Liabilities (see Notes 4 and 5):

			Accrued
	Accrued		Shareholder
	Investment	Accrued	Service and
	Management	Administrative	Distribution
Fund	Fees	Fees	Fees	Total

Real Estate	$215,720	$30,916	$20,600	$267,236
Equity Dividend	1,971	314	840	3,125
Fundamental Research	9,194	1,318	7,909	18,421
LargeCap Growth	50,961	6,811	39,098	96,870
MidCap Opportunities	95,097	12,690	68,924	176,711
Opportunistic LargeCap	12,675	1,811	6,186	20,672
SmallCap Opportunities	74,793	8,321	33,722	116,836
Financial Services	80,381	—	31,204	111,585
SmallCap Value Multi-Manager	22,685	2,409	8,732	33,826
Value Choice	160,518	17,927	74,812	253,257

At November 30, 2008, the following indirect, wholly-owned subsidiaries of ING Groep owned more than 5% of the following Funds:

Subsidiary	Fund	Percentage

ING Life Insurance and Annuity Company	Real Estate	11.67%
	Equity Dividend	85.27%
	Fundamental Research	9.20%
	Small Cap Value Multi-Manager	16.44%
	Opportunistic LargeCap	11.93%
ING National Trust	Real Estate	7.11%
	LargeCap Growth	5.97%
	Opportunistic LargeCap	16.50%
Reliance Trust Company	LargeCap Growth	6.32%

NOTE 7 — OTHER ACCRUED EXPENSES AND LIABILITIES

At November 30, 2008, Financial Services had the following payables included in Other Accrued Expenses and Liabilities on the Statements of Assets and Liabilities that exceeded 5% of total liabilities.

Fund	Accrued Expenses	Amount

Financial Services	Accrued Transfer Agent	$33,569
	Accrued Printing	46,568

NOTE 8 — EXPENSE LIMITATIONS

For the following Funds, the Investment Adviser has agreed to limit expenses, excluding interest expenses, taxes, brokerage commissions and extraordinary expenses (and acquired fund fees and expenses) to the levels listed below:

	Class	Class	Class	Class	Class	Class	Class
	A	B	C	I	O	Q	W

Real Estate	1.45%	2.20%	2.20%	1.00%	1.45%	1.45%	1.20%
Equity Dividend	1.25%	2.00%	2.00%	n/a	n/a	n/a	n/a
Fundamental Research	1.25%	2.00%	2.00%	1.00%	n/a	n/a	n/a
LargeCap Growth	1.45%	2.10%	2.10%	1.10%	n/a	1.35%	n/a
MidCap Opportunities(1)	1.75%	2.45%	2.45%	1.45%	1.70% (2)	1.60%	n/a
Opportunistic LargeCap	1.25%	2.00%	2.00%	1.00%	n/a	n/a	1.00%
SmallCap Value Multi-Manager	1.50%	2.25%	2.25%	1.25%	n/a	n/a	1.25%
Value Choice	1.40%	2.15%	2.15%	1.15%	1.40%	n/a	1.15%

(1)	Effective January 1, 2008, pursuant to a side agreement, ING Investments has lowered the expense limits for MidCap Opportunities through at least October 1, 2009. Effective December 17, 2007, pursuant to a side agreement, ING Investments has implemented expense limits for SmallCap Opportunities through at least October 1, 2009. The expense limits for these Funds are as follows:

	Class A	Class B	Class C	Class I	Class Q	Class W

MidCap Opportunities	1.35%	2.10%	2.10%	1.10%	1.35%	n/a
SmallCap Opportunities	1.50%	2.25%	2.25%	1.25%	1.50%	1.25%

If, after October 1, 2009, ING Investments elects not to renew the side agreement, the expense limits for MidCap Opportunities will revert to the limits listed in the table above. For SmallCap Opportunities, the Fund will no longer have an expense limitation. There is no guarantee that these side agreements will continue after that date. The side agreements will only renew if ING Investments elects to renew them. Any fees waived pursuant to the side agreements shall not be eligible for recoupment.

(2)	Effective May 30, 2008, pursuant to a side agreement, ING Investments has lowered the expense limit for Class O Shares of MidCap Opportunities to 1.35% through October 1, 2009. There is no guarantee that this side agreement will continue after that date. This side letter will only renew if ING Investments elects to renew it.

The Investment Adviser may at a later date recoup from a Fund management fees waived and certain other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such

NOTES TO FINANCIAL STATEMENTS as of November 30, 2008 (Unaudited) (continued)

NOTE 8 — EXPENSE LIMITATIONS (continued)

recoupment, a Fund’s expense ratio does not exceed the percentage described above. Some of the fees waived are not eligible for recoupment. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statement of Operations for each Fund. Amounts payable by the Investment Adviser are reflected on the accompanying Statement of Assets and Liabilities for each Fund.

At November 30, 2008, the cumulative amounts of waived or reimbursed fees that are subject to possible recoupment by the Investment Adviser, and the related expiration dates are as follows:

	November 30,
	2009	2010	2011	Total

Real Estate	$—	$—	$116,257	$116,257
Equity Dividend	—	—	149,602	149,602
Fundamental Research	169,946	132,234	141,208	443,388
LargeCap Growth	—	80,629	315,850	396,479
Opportunistic LargeCap	164,407	76,989	190,138	431,534
SmallCap Value Multi-Manager	63,738	199,734	304,667	568,139
Value Choice	66,178	271,792	270,721	608,691

The expense limitation agreements are contractual and shall renew automatically for one-year terms unless ING Investments provides written notice of the termination of the expense limitation agreement within 90 days of the end of the then current term.

NOTE 9 — LINE OF CREDIT

All of the Funds included in this report, in addition to certain other funds managed by the Investment Adviser, have entered into an unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon for an aggregate amount of $125,000,000. The proceeds may be used to: (1) temporarily finance the purchase and sale of securities; (2) finance the redemption of shares of an investor in the Funds; and (3) enable the Funds to meet other emergency expenses as defined in the Credit Agreement. The Funds to which the line of credit is available pay a commitment fee equal to 0.07% per annum on the daily unused portion of the committed line amount payable quarterly in arrears.

The following Funds utilized the line of credit during the period ended November 30, 2008:

		Approximate	Approximate
		Average	Weighted
		Daily	Average
		Balance For	Interest Rate
	Days	Days	For Days
Fund	Utilized	Utilized	Utilized

Real Estate	5	$1,198,000	1.34%
MidCap Opportunities	2	$1,145,000	2.91%
SmallCap Opportunities	1	$3,630,000	1.17%
Value Choice	20	$2,391,500	1.32%

NOTE 10 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Class A		Class B		Class C
	Six Months		Six Months		Six Months
	Ended	Year Ended	Ended	Year Ended	Ended	Year Ended
	November 30,	May 31,	November 30,	May 31,	November 30,	May 31,
	2008	2008	2008	2008	2008	2008

Real Estate (Number of Shares)
Shares sold	1,889,234	1,324,058	35,400	23,527	233,732	54,963
Reinvestment of distributions	99,016	925,624	1,925	27,477	2,023	20,178
Shares redeemed	(1,240,671)	(3,722,659)	(54,154)	(158,719)	(58,915)	(115,332)

Net increase (decrease) in shares outstanding	747,579	(1,472,977)	(16,829)	(107,715)	176,840	(40,191)

Real Estate ($)
Shares sold	$22,161,080	$19,932,978	$434,432	$356,943	$2,682,517	$869,764
Reinvestment of distributions	1,339,273	13,096,597	26,151	386,259	28,667	293,679
Shares redeemed	(13,558,621)	(59,779,140)	(639,668)	(2,516,175)	(693,177)	(1,913,675)

Net increase (decrease)	$9,941,732	$(26,749,565)	$(179,085)	$(1,772,973)	$2,018,007	$(750,232)

NOTES TO FINANCIAL STATEMENTS as of November 30, 2008 (Unaudited) (continued)

NOTE 10 — CAPITAL SHARES (continued)

	Class I		Class O		Class W
	Six Months		Six Months		Six Months	December 17,
	Ended	Year Ended	Ended	Year Ended	Ended	2007(1) to
	November 30,	May 31,	November 30,	May 31,	November 30,	May 31,
	2008	2008	2008	2008	2008	2008

Real Estate (Number of Shares)
Shares sold	17,852,444	15,380,319	252,447	660,305	68,142	3,965
Reinvestment of distributions	189,937	963,629	30,303	302,259	304	—
Shares redeemed	(4,806,509)	(3,299,165)	(373,989)	(1,356,876)	(6,306)	—

Net increase (decrease) in shares outstanding	13,235,872	13,044,783	(91,239)	(394,312)	62,140	3,965

Real Estate ($)
Shares sold	$235,501,444	$241,311,987	$3,137,581	$10,348,167	$901,914	$70,238
Reinvestment of distributions	2,733,455	14,491,855	408,653	4,269,459	4,894	—
Shares redeemed	(55,511,745)	(55,810,630)	(4,550,142)	(21,807,574)	(59,468)	—

Net increase (decrease)	$182,723,154	$199,993,212	$(1,003,908)	$(7,189,948)	$847,340	$70,238

	Class A		Class B		Class C
	Six Months	December 18,	Six Months	February 20,	Six Months	February 19,
	Ended	2007(1) to	Ended	2008(1) to	Ended	2008(1) to
	November 30,	May 31,	November 30,	May 31,	November 30,	May 31,
	2008	2008	2008	2008	2008	2008

Equity Dividend (Number of Shares)
Shares sold	67,216	503,657	8,140	950	8,366	927
Reinvestment of distributions	244	7	17	1	11	—
Shares redeemed	(2,523)	—	—	—	(653)	—

Net increase in shares outstanding	64,937	503,664	8,157	951	7,724	927

Equity Dividend ($)
Shares sold	$512,294	$5,034,221	$58,526	$9,074	$55,174	$8,776
Reinvestment of distributions	2,062	61	142	6	96	—
Shares redeemed	(16,603)	—	—	—	(5,585)	—

Net increase	$497,753	$5,034,282	$58,668	$9,080	$49,685	$8,776

	Class A		Class B		Class C
	Six Months		Six Months		Six Months
	Ended	Year Ended	Ended	Year Ended	Ended	Year Ended
	November 30,	May 31,	November 30,	May 31,	November 30,	May 31,
	2008	2008	2008	2008	2008	2008

Fundamental Research (Number of Shares)
Shares sold	85,751	563,869	20,218	27,222	2,425	43,121
Reinvestment of distributions	—	39,512	—	46,079	—	21,385
Shares redeemed	(239,933)	(303,317)	(233,539)	(880,070)	(68,863)	(190,486)

Net increase (decrease) in shares outstanding	(154,182)	300,064	(213,321)	(806,769)	(66,438)	(125,980)

Fundamental Research ($)
Shares sold	$739,722	$6,369,326	$151,914	$290,199	$20,911	$486,814
Reinvestment of distributions	—	424,701	—	489,194	—	227,752
Shares redeemed	(1,787,298)	(3,259,222)	(2,003,891)	(9,612,019)	(558,868)	(2,099,937)

Net increase (decrease)	$(1,047,576)	$3,534,805	$(1,851,977)	$(8,832,626)	$(537,957)	$(1,385,371)

(1) Commencement of operations

NOTES TO FINANCIAL STATEMENTS as of November 30, 2008 (Unaudited) (continued)

NOTE 10 — CAPITAL SHARES (continued)

	Class I
	Six Months
	Ended	Year Ended
	November 30,	May 31,
	2008	2008

Fundamental Research (Number of Shares)
Shares sold	17	28
Reinvestment of distributions	—	13
Shares redeemed	(1)	(93)

Net increase (decrease) in shares outstanding	16	(52)

Fundamental Research ($)
Shares sold	$150	$300
Reinvestment of distributions	—	135
Shares redeemed	(8)	(951)

Net increase (decrease)	$142	$(516)

	Class A		Class B		Class C
	Six Months		Six Months		Six Months
	Ended	Year Ended	Ended	Year Ended	Ended	Year Ended
	November 30,	May 31,	November 30,	May 31,	November 30,	May 31,
	2008	2008	2008	2008	2008	2008

LargeCap Growth (Number of Shares)
Shares sold	276,205	826,568	35,682	146,055	45,210	137,773
Shares redeemed	(612,360)	(1,088,982)	(588,344)	(1,266,621)	(160,226)	(387,603)

Net decrease in shares outstanding	(336,155)	(262,414)	(552,662)	(1,120,566)	(115,016)	(249,830)

LargeCap Growth ($)
Shares sold	$5,064,560	$18,074,563	$591,120	$3,071,720	$687,382	$2,887,537
Shares redeemed	(10,281,224)	(23,415,848)	(9,764,012)	(26,211,332)	(2,509,601)	(8,000,822)

Net decrease	$(5,216,664)	$(5,341,285)	$(9,172,892)	$(23,139,612)	$(1,822,219)	$(5,113,285)

	Class I		Class Q
	Six Months		Six Months
	Ended	Year Ended	Ended	Year Ended
	November 30,	May 31,	November 30,	May 31,
	2008	2008	2008	2008

LargeCap Growth (Number of Shares)
Shares sold	71,225	493,737	26	1,507
Shares redeemed	(81,413)	(3,192,463)	(3,562)	(10,066)

Net decrease in shares outstanding	(10,188)	(2,698,726)	(3,536)	(8,559)

LargeCap Growth ($)
Shares sold	$1,237,736	$11,100,383	$540	$33,764
Shares redeemed	(1,423,671)	(76,333,654)	(71,471)	(223,661)

Net decrease	$(185,935)	$(65,233,271)	$(70,931)	$(189,897)

	Class A		Class B		Class C
	Six Months		Six Months	Year	Six Months
	Ended	Year Ended	Ended	Ended	Ended	Year Ended
	November 30,	May 31,	November 30,	May 31,	November 30,	May 31,
	2008	2008	2008	2008	2008	2008

MidCap Opportunities (Number of Shares)
Shares sold	1,608,314	2,410,277	81,641	237,278	74,877	436,698
Reinvestment of distributions	—	707,955	—	552,640	—	366,133
Shares redeemed	(1,478,034)	(1,638,051)	(1,349,539)	(2,412,088)	(371,197)	(917,602)

Net increase (decrease) in shares outstanding	130,280	1,480,181	(1,267,898)	(1,622,170)	(296,320)	(114,771)

MidCap Opportunities ($)
Shares sold	$22,331,320	$39,933,251	$1,023,138	$3,742,888	$927,143	$6,677,014
Reinvestment of distributions	—	11,509,446	—	8,322,752	—	5,481,005
Shares redeemed	(19,774,795)	(27,763,598)	(17,604,329)	(37,877,571)	(4,585,262)	(14,414,596)

Net increase (decrease)	$2,556,525	$23,679,099	$(16,581,191)	$(25,811,931)	$(3,658,119)	$(2,256,577)

NOTES TO FINANCIAL STATEMENTS as of November 30, 2008 (Unaudited) (continued)

NOTE 10 — CAPITAL SHARES (continued)

	Class I		Class O	Class Q
	Six Months		June 4,	Six Months
	Ended	Year Ended	2008(1) to	Ended	Year Ended
	November 30,	May 31,	November 30,	November 30,	May 31,
	2008	2008	2008	2008	2008

MidCap Opportunities (Number of Shares)
Shares sold	197,832	190,845	16,642	203	5,828
Reinvestment of distributions	—	32,858	—	—	44,201
Shares redeemed	(22,278)	(74,019)	(3,188)	(2,541)	(10,911)

Net increase (decrease) in shares outstanding	175,554	149,684	13,454	(2,338)	39,118

MidCap Opportunities ($)
Shares sold	$2,837,093	$3,159,262	$214,934	$3,143	$111,671
Reinvestment of distributions	—	557,923	—	—	731,971
Shares redeemed	(289,352)	(1,308,683)	(44,375)	(33,837)	(182,902)

Net increase (decrease)	$2,547,741	$2,408,502	$170,559	$(30,694)	$660,740

	Class A		Class B		Class C
	Six Months		Six Months		Six Months
	Ended	Year Ended	Ended	Year Ended	Ended	Year Ended
	November 30,	May 31,	November 30,	May 31,	November 30,	May 31,
	2008	2008	2008	2008	2008	2008

Opportunistic LargeCap (Number of Shares)
Shares sold	141,129	484,421	5,055	38,308	5,367	88,203
Proceeds from shares issued in merger	—	2,453,102	—	522,532	—	172,834
Reinvestment of distributions	—	13,187	—	2,287	—	2,395
Shares redeemed	(631,216)	(529,652)	(128,239)	(96,840)	(42,972)	(59,140)

Net increase (decrease) in shares outstanding	(490,087)	2,421,058	(123,184)	466,287	(37,605)	204,292

Opportunistic LargeCap ($)
Shares sold	$1,221,773	$5,489,189	$40,341	$434,033	$48,086	$983,122
Proceeds from shares issued in merger	—	28,653,272	—	6,036,114	—	1,981,825
Reinvestment of distributions	—	151,360	—	26,112	—	27,141
Shares redeemed	(5,014,867)	(5,653,655)	(1,089,861)	(994,628)	(339,774)	(604,763)

Net increase (decrease)	$(3,793,094)	$28,640,166	$(1,049,520)	$5,501,631	$(291,688)	$2,387,325

	Class I		Class W
	Six Months		Six Months	December 17,
	Ended	Year Ended	Ended	2007(1) to
	November 30,	May 31,	November 30,	May 31,
	2008	2008	2008	2008

Opportunistic LargeCap (Number of Shares)
Shares sold	10,714	15,951	—	90
Proceeds from shares issued in merger	—	419,968	—	—
Reinvestment of distributions	—	65	—	—
Shares redeemed	(61,443)	(57,562)	—	—

Net increase (decrease) in shares outstanding	(50,729)	378,422	—	90

Opportunistic LargeCap ($)
Shares sold	$83,554	$171,558	$—	$1,015
Proceeds from shares issued in merger	—	4,926,076	—	—
Reinvestment of distributions	—	807	—	—
Shares redeemed	(600,087)	(592,665)	—	—

Net increase (decrease)	$(516,533)	$4,505,776	$—	$1,015

(1) Commencement of operations

NOTES TO FINANCIAL STATEMENTS as of November 30, 2008 (Unaudited) (continued)

NOTE 10 — CAPITAL SHARES (continued)

	Class A		Class B		Class C
	Six Months		Six Months		Six Months
	Ended	Year Ended	Ended	Year Ended	Ended	Year Ended
	November 30,	May 31,	November 30,	May 31,	November 30,	May 31,
	2008	2008	2008	2008	2008	2008

SmallCap Opportunities (Number of Shares)
Shares sold	1,946,610	519,714	12,429	20,142	19,492	15,127
Shares redeemed	(837,934)	(579,329)	(118,728)	(408,452)	(89,222)	(185,640)

Net increase (decrease) in shares outstanding	1,108,676	(59,615)	(106,299)	(388,310)	(69,730)	(170,513)

SmallCap Opportunities ($)
Shares sold	$54,713,317	$16,687,051	$307,996	$606,668	$503,933	$458,090
Shares redeemed	(21,617,073)	(19,152,998)	(3,058,327)	(12,024,385)	(2,178,577)	(5,471,650)

Net increase (decrease)	$33,096,244	$(2,465,947)	$(2,750,331)	$(11,417,717)	$(1,674,644)	$(5,013,560)

	Class I		Class Q		Class W
	Six Months		Six Months		Six Months	December 17,
	Ended	Year Ended	Ended	Year Ended	Ended	2007(1) to
	November 30,	May 31,	November 30,	May 31,	November 30,	May 31,
	2008	2008	2008	2008	2008	2008

SmallCap Opportunities (Number of Shares)
Shares sold	32,969	112,639	—	—	7,172	31
Shares redeemed	(5,544)	(25,182)	(774)	(365)	(30)	—

Net increase (decrease) in shares outstanding	27,425	87,457	(774)	(365)	7,142	31

SmallCap Opportunities ($)
Shares sold	$921,930	$3,590,543	$—	$—	$160,800	$1,040
Shares redeemed	(158,340)	(848,138)	(20,728)	(11,934)	(715)	—

Net increase (decrease)	$763,590	$2,742,405	$(20,728)	$(11,934)	$160,085	$1,040

	Class A		Class B		Class C
	Six Months		Six Months		Six Months
	Ended	Year Ended	Ended	Year Ended	Ended	Year Ended
	November 30,	May 31,	November 30,	May 31,	November 30,	May 31,
	2008	2008	2008	2008	2008	2008

Financial Services (Number of Shares)
Shares sold	770,977	1,082,742	68,638	137,142	131,986	224,303
Reinvestment of distributions	—	1,289,937	—	134,927	—	14,965
Shares redeemed	(1,256,473)	(2,302,051)	(256,735)	(744,112)	(51,927)	(31,059)

Net increase (decrease) in shares outstanding	(485,496)	70,628	(188,097)	(472,043)	80,059	208,209

Financial Services ($)
Shares sold	$10,392,928	$19,887,619	$924,870	$2,437,762	$1,729,520	$3,784,111
Reinvestment of distributions	—	22,421,065	—	2,328,473	—	248,718
Shares redeemed	(16,172,883)	(44,893,658)	(3,409,329)	(14,570,566)	(619,362)	(560,170)

Net increase (decrease)	$(5,779,955)	$(2,584,974)	$(2,484,459)	$(9,804,331)	$1,110,158	$3,472,659

(1) Commencement of operations

NOTES TO FINANCIAL STATEMENTS as of November 30, 2008 (Unaudited) (continued)

NOTE 10 — CAPITAL SHARES (continued)

	Class O
	Six Months
	Ended	Year Ended
	November 30,	May 31,
	2008	2008

Financial Services (Number of Shares)
Shares sold	287,733	648,222
Reinvestment of distributions	—	164,467
Shares redeemed	(248,649)	(550,449)

Net increase in shares outstanding	39,084	262,240

Financial Services ($)
Shares sold	$3,807,497	$12,441,176
Reinvestment of distributions	—	2,838,784
Shares redeemed	(3,169,162)	(10,935,554)

Net increase	$638,335	$4,344,406

	Class A		Class B		Class C
	Six Months		Six Months		Six Months
	Ended	Year Ended	Ended	Year Ended	Ended	Year Ended
	November 30,	May 31,	November 30,	May 31,	November 30,	May 31,
	2008	2008	2008	2008	2008	2008

SmallCap Value Multi-Manager (Number of Shares)
Shares sold	312,206	1,135,287	4,217	38,364	33,253	179,958
Reinvestment of distributions	—	129,813	—	9,604	—	30,257
Shares redeemed	(781,845)	(2,533,526)	(40,618)	(131,610)	(200,608)	(558,033)

Net decrease in shares outstanding	(469,639)	(1,268,426)	(36,401)	(83,642)	(167,355)	(347,818)

SmallCap Value Multi-Manager ($)
Shares sold	$2,882,334	$14,114,221	$37,090	$474,146	$272,657	$2,302,952
Reinvestment of distributions	—	1,526,603	—	111,309	—	351,289
Shares redeemed	(7,477,866)	(30,707,238)	(369,510)	(1,580,551)	(1,860,609)	(6,497,270)

Net decrease	$(4,595,532)	$(15,066,414)	$(332,420)	$(995,096)	$(1,587,952)	$(3,843,029)

	Class I		Class W
	Six Months		Six Months	December 17,
	Ended	Year Ended	Ended	2007(1) to
	November 30,	May 31,	November 30,	May 31,
	2008	2008	2008	2008

SmallCap Value Multi-Manager (Number of Shares)
Shares sold	3,584	502,119	3,023	84
Reinvestment of distributions	—	35,514	—	—
Shares redeemed	(567,833)	(288,083)	(83)	—

Net increase (decrease) in shares outstanding	(564,249)	249,550	2,940	84

SmallCap Value Multi-Manager ($)
Shares sold	$30,658	$6,134,465	$26,071	$1,017
Reinvestment of distributions	—	418,355	—	—
Shares redeemed	(5,047,950)	(3,400,606)	(633)	—

Net increase (decrease)	$(5,017,292)	$3,152,214	$25,438	$1,017

(1) Commencement of operations

NOTES TO FINANCIAL STATEMENTS as of November 30, 2008 (Unaudited) (continued)

NOTE 10 — CAPITAL SHARES (continued)

	Class A		Class B		Class C
	Six Months		Six Months		Six Months
	Ended	Year Ended	Ended	Year Ended	Ended	Year Ended
	November 30,	May 31,	November 30,	May 31,	November 30,	May 31,
	2008	2008	2008	2008	2008	2008

Value Choice (Number of Shares)
Shares sold	5,568,502	7,071,032	239,706	284,568	1,005,393	1,315,720
Proceeds from shares issued in merger	1,210,099	—	321,004	—	738,400	—
Reinvestment of distributions	354,775	770,682	39,035	133,503	99,993	261,267
Shares redeemed	(6,168,278)	(5,601,008)	(558,344)	(853,078)	(1,240,769)	(1,585,079)

Net increase (decrease) in shares outstanding	965,098	2,240,706	41,401	(435,007)	603,017	(8,092)

Value Choice ($)
Shares sold	$70,205,441	$105,939,612	$3,043,772	$4,183,110	$12,598,758	$19,589,928
Proceeds from shares issued in merger	14,696,189	—	3,863,855	—	8,879,085	—
Reinvestment of distributions	4,321,155	11,343,644	471,544	1,947,802	1,205,919	3,809,273
Shares redeemed	(64,374,415)	(85,076,808)	(6,376,494)	(12,932,960)	(13,262,533)	(24,159,007)

Net increase (decrease)	$24,848,370	$32,206,448	$1,002,677	$(6,802,048)	$9,421,229	$(759,806)

	Class I		Class O	Class W
	Six Months		June 4,	Six Months	December 17,
	Ended	Year Ended	2008(1) to	Ended	2007(1) to
	November 30,	May 31,	November 30,	November 30,	May 31,
	2008	2008	2008	2008	2008

Value Choice (Number of Shares)
Shares sold	560,195	239,167	33,455	561,376	191,425
Proceeds from shares issued in merger	763	—	—	—	—
Reinvestment of distributions	6,970	2,057	—	11,536	—
Shares redeemed	(387,995)	(31,821)	(3,903)	(221,394)	(24,864)

Net increase in shares outstanding	179,933	209,403	29,552	351,518	166,561

Value Choice ($)
Shares sold	$6,869,143	$3,421,125	$331,541	$7,844,537	$2,998,177
Proceeds from shares issued in merger	9,344	—	—	—	—
Reinvestment of distributions	85,589	30,529	—	151,807	—
Shares redeemed	(5,467,930)	(493,950)	(38,743)	(2,906,726)	(388,330)

Net increase	$1,496,146	$2,957,704	$292,798	$5,089,618	$2,609,847

(1)	Commencement of operations

NOTE 11 — SECURITIES LENDING

Under an agreement with The Bank of New York Mellon (“BNY”), the Funds can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral is equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned when the transaction is entered into and is adjusted daily for changes in the market values of the securities on loan. The cash collateral received is invested in approved investments as defined in the Securities Lending Agreement with BNY (the “Agreement”). The Funds bear the risk of loss with respect to the investment of collateral. Currently, the cash collateral is invested in the Bank of New York Mellon Corp. Institutional Cash Reserves Fund (“BICR Fund”). BNY serves as investment manager, custodian and operational trustee of the BICR Fund. As of November 30, 2008, the BICR Fund held certain defaulted securities that had market values significantly below amortized cost. The investment in the BICR Fund is included in the Portfolio of Investments under Securities Lending Collateral and the unrealized loss on such investment is included in Net Unrealized Depreciation on the Statements of Assets and Liabilities. The Funds agreed, in principle, to the terms of capital support extended by The Bank of New York Mellon Corporation (“BNYC”), an affiliated company of BNY, for the certain defaulted securities held by the BICR Fund. BNYC will support the value of these securities up to a certain amount and subject, in part, to the Funds’ continued lending of securities. The recorded value of each Fund’s investment in the BICR Fund includes the value of the underlying securities held by the BICR Fund and the estimated value of the support to be provided by BNYC.

NOTES TO FINANCIAL STATEMENTS as of November 30, 2008 (Unaudited) (continued)

NOTE 11 — SECURITIES LENDING (continued)

Generally, in the event of counterparty default, the Funds have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however, there would be a potential loss to the Funds in the event the Funds are delayed or prevented from exercising their right to dispose of the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund. At November 30, 2008, the following Funds had securities on loan with the following market values:

	Value of	Cash
	Securities	Collateral
	Loaned	Received*

LargeCap Growth	$289,966	$310,283
MidCap Opportunities	3,368,019	3,495,674
SmallCap Opportunities	7,260,384	7,379,090
SmallCap Value Multi-Manager	543,796	568,198
Value Choice	22,597,495	24,147,362

*	Cash collateral received was invested in the BICR Fund, the fair value of which is presented in the respective Funds’ Portfolios of Investments.

NOTE 12 — REORGANIZATIONS

On November 9, 2008, Value Choice (“Acquiring Fund”) acquired the assets and certain liabilities of ING LargeCap Value Fund, also listed below (“Acquired Fund”) in a tax-free reorganization in exchange for shares of the Acquiring Fund, pursuant to the plan of reorganization approved by the Acquired Fund’s shareholders. The number and value of shares issued by the Acquiring Fund is presented in Note 10 — Capital Shares. Net assets and unrealized appreciation as of the reorganization date were as follows:

Acquired Fund
				Acquired	Unrealized
Acquiring	Acquired	Total Net Assets of	Total Net Assets of	Capital Loss	Appreciation	Conversion
Fund	Fund	Acquired Fund (000s)	Acquiring Fund (000s)	Carryforwards (000s)	(000s)	Ratio

Value Choice	ING LargeCap Value Fund	$27,448	$327,333	$33,592	$1,665	0.47

The net assets of Value Choice after the acquisition was $354,781,228.

On December 9, 2007, Opportunistic LargeCap (“Acquiring Fund”) acquired the assets and certain liabilities of ING Growth Fund (“Acquired Fund”), in a tax-free reorganization in exchange for shares of the Acquiring Fund, pursuant to the plan of reorganization approved by the Acquired Fund’s shareholders. The number and value of shares issued by the Acquiring Fund is presented in Note 10 — Capital Shares. Net assets and unrealized appreciation as of the reorganization date is as follows:

				Acquired	Acquired Fund
Acquiring	Acquired	Total Net Assets of	Total Net Assets of	Capital Loss	Unrealized	Conversion
Fund	Fund	Acquired Fund (000s)	Acquiring Fund (000s)	Carryforwards (000s)	Appreciation (000s)	Ratio

Opportunistic LargeCap	ING Growth Fund	$41,597	$10,033	$103,618	$955	1.38

The net assets of Opportunistic LargeCap after the acquisition were $51,630,014.

NOTE 13 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

Dividends paid by the Funds from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

NOTES TO FINANCIAL STATEMENTS as of November 30, 2008 (Unaudited) (continued)

NOTE 13 — FEDERAL INCOME TAXES (continued)

The tax composition of dividends and distributions to shareholders was as follows:

	Six Months Ended November 30, 2008		Year Ended May 31, 2008
	Ordinary	Long-Term	Ordinary	Long-Term	Return
	Income	Capital Gains	Income	Capital Gains	of Capital

Real Estate(1)	$8,142,520	$—	$3,979,201	$27,582,730	$2,303,185
Equity Dividend	62,099	—	37,971	—	—
Fundamental Research	—	—	172,103	1,873,438	—
MidCap Opportunities	—	—	7,085,091	31,794,473	—
Opportunistic LargeCap	—	—	292,973	280,621	—
Financial Services	—	—	4,521,625	31,002,416	—
SmallCap Value Multi-Manager	—	—	1,637,019	1,841,312	—
Value Choice	3,483,947	4,684,187	4,868,057	15,768,830	—

(1) Composition of dividends and distributions presented herein is based on the Fund’s tax year-end of December 31, 2007.

The tax-basis components of distributable earnings and the expiration dates of the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of May 31, 2008 were:

		Undistributed		Post-October	Post-October
	Undistributed	Long Term	Unrealized	Capital	Currency
	Ordinary	Capital	Appreciation/	Losses	Losses	Capital Loss	Expiration
	Income	Gains	(Depreciation)	Deferred	Deferred	Carryforwards	Dates

Real Estate(1)	$—	$—	$46,092,242	$(1,588,854)	$—	$—	—
Equity Dividend	20,192	—	(130,200)	(71,618)	(321)	—	—
Fundamental Research	36,528	—	1,911,395	(1,478,517)	(269)	$(6,039,277)	2009
						(24,371,998)	2010
						(6,531,057)	2011

						$(36,942,332)

LargeCap Growth	—	—	25,475,130	—	(7,570)	$(45,269,843)	2009
						(137,806,249)	2010
						(117,098,211)	2011
						(1,005,295)	2013

						$(301,179,598)

MidCap Opportunities	—	1,819,520	20,581,720	—	(319)	$(36,440,019)	2009
						(21,217,297)	2010
						(9,824,346)	2011

						$(67,481,662)*

Opportunistic LargeCap	—	—	2,432,054	(6,028,334)	—	$(10,310,428)	2009
						(30,311,320)	2010

						$(40,621,748)

SmallCap Opportunities	—	—	8,670,473	—	—	$(48,878,313)	2010
						(167,319,500)	2011

						$(216,197,813)*

Financial Services	1,087,609	1,358,521	(8,008,889)	—	—	—	—
SmallCap Value Multi-Manager	57,401	—	(3,555,532)	(871,006)	—	$(796,234)	2016
Value Choice	2,884,120	4,674,773	(2,804,282)	—	—	$(3,832,801)	2014
						(5,627,636)	2015

						$(9,460,437)*

(1) As of the Fund’s tax year ended December 31, 2007.
*  Utilization of these capital losses is subject to annual limitations under Section 382 of the Internal Revenue Code.

The Funds’ major tax jurisdictions are federal, Arizona, and Massachusetts. The earliest tax year that remains subject to examination by these jurisdictions is 2003.

NOTES TO FINANCIAL STATEMENTS as of November 30, 2008 (Unaudited) (continued)

NOTE 14 — CONCENTRATION OF RISKS

Concentration (Real Estate and Financial Services). Each Fund concentrates (for purposes of the 1940 Act) its assets in securities related to a particular industry, which means that at least 25% of its assets will be invested in that particular industry at all times. As a result, each Fund may be subject to greater market fluctuation than a fund which has securities representing a broader range of investment alternatives.

Non-Diversified Investment Company (Real Estate and Opportunistic LargeCap). The Funds are each classified as non-diversified investment companies under the 1940 Act, which means that each Fund is not limited by the 1940 Act in the proportion of assets that they may invest in the obligations of a single issuer. Declines in the value of that single company can significantly impact the value of a Fund. The investment of a large percentage of a Fund’s assets in the securities of a small number of issuers may cause the Fund’s share price to fluctuate more than that of a diversified investment company. Conversely, even though classified as nondiversified, a Fund may actually maintain a portfolio that is diversified with a large number of issuers. In such an event, a Fund would benefit less from appreciation in a single corporate issuer than if it had greater exposure to that issuer.

Foreign Securities (Equity Dividend, Fundamental Research, LargeCap Growth, MidCap Opportunities, Opportunistic LargeCap, SmallCap Value Multi-Manager and Value Choice). There are certain risks in owning foreign securities, including those resulting from: fluctuations in currency exchange rates; devaluation of currencies; political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions; reduced availability of public information concerning issuers; accounting, auditing and financial reporting standards or other regulatory practices and requirements that are not uniform when compared to those applicable to domestic companies; settlement and clearance procedures in some countries that may not be reliable and can result in delays in settlement; higher transaction and custody expenses than for domestic securities; and limitations on foreign ownership of equity securities. Also, securities of many foreign companies may be less liquid and the prices more volatile than those of domestic companies.

Emerging Markets Investments (Equity Dividend and Value Choice). Because of less developed markets and economies and, in some countries, less mature governments and governmental institutions, the risks of investing in foreign securities can be intensified in the case of investments in issuers domiciled or doing substantial business in emerging market countries. These risks include: high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries; political and social uncertainties; overdependence on exports, especially with respect to primary commodities, making these economies vulnerable to changes in commodity prices; overburdened infrastructure and obsolete or unseasoned financial systems; environmental problems; less well-developed legal systems; and less reliable custodial services and settlement practices.

NOTE 15 — SUBSEQUENT EVENTS

On November 14, 2008, the Board of Trustees of ING Equity Trust approved a change in the sub-adviser of ING LargeCap Growth Fund (the “Fund”) from Wellington to ING IM, as well as subsequent changes to the Fund’s principal investment strategies and the re-naming of the Fund to ING Growth Opportunities Fund. ING IM will begin to manage the Fund on January 26, 2009, pursuant to an interim sub-advisory agreement. A special meeting of shareholders is expected to be held on or about April 3, 2009 to seek approval of the new sub-advisory agreement with ING IM.

On September 11, 2008, the Board reviewed and approved the proposed reorganization (each, a “Reorganization” or collectively (“Reorganizations”) of Fundamental Research and Financial Services with and into ING Growth and Income Fund. The proposed Reorganizations are subject to approval by shareholders of Fundamental Research and Financial Services. If shareholder approval is obtained at a Special Meeting of Shareholders that is scheduled to take place on or about January 22, 2009, it is expected that the Reorganizations may take place during the 1st Quarter of 2009. Shareholders will be notified if each Reorganization is not approved.

NOTES TO FINANCIAL STATEMENTS as of November 30, 2008 (Unaudited) (continued)

NOTE 15 — SUBSEQUENT EVENTS (continued)

Dividends: Subsequent to November 30, 2008, the following Funds declared dividends and distributions of:

	PER SHARE AMOUNTS
	Net Investment	Long-Term	Payable	Record
	Income	Capital Gains	Date	Date

Real Estate
Class A	$0.0951	$—	January 5, 2009	December 30, 2008
Class B	$0.0768	$—	January 5, 2009	December 30, 2008
Class C	$0.0861	$—	January 5, 2009	December 30, 2008
Class I	$0.1055	$—	January 5, 2009	December 30, 2008
Class O	$0.0865	$—	January 5, 2009	December 30, 2008
Class Q	$0.1056	$—	January 5, 2009	December 30, 2008
Class W	$0.1043	$—	January 5, 2009	December 30, 2008

Equity Dividend
Class A	$0.0542	$—	January 5, 2009	December 30, 2008
Class B	$0.0459	$—	January 5, 2009	December 30, 2008
Class C	$0.0571	$—	January 5, 2009	December 30, 2008
Class I	$0.0585	$—	January 5, 2009	December 30, 2008

Fundamental Research
Class A	$0.0860	$—	December 18, 2008	December 15, 2008
Class B	$—	$—	December 18, 2008	December 15, 2008
Class C	$0.0206	$—	December 18, 2008	December 15, 2008
Class I	$0.1333	$—	December 18, 2008	December 15, 2008

MidCap Opportunities
Class A	$—	$0.1163	December 18, 2008	December 15, 2008
Class B	$—	$0.1163	December 18, 2008	December 15, 2008
Class C	$—	$0.1163	December 18, 2008	December 15, 2008
Class I	$—	$0.1163	December 18, 2008	December 15, 2008
Class O	$—	$0.1163	December 18, 2008	December 15, 2008
Class Q	$—	$0.1163	December 18, 2008	December 15, 2008

Financial Services
Class A	$0.2553	$0.1134	December 18, 2008	December 15, 2008
Class B	$0.0993	$0.1134	December 18, 2008	December 15, 2008
Class C	$0.2046	$0.1134	December 18, 2008	December 15, 2008
Class O	$0.2618	$0.1134	December 18, 2008	December 15, 2008

SmallCap Value Multi-Manager
Class A	$0.0733	$—	December 18, 2008	December 15, 2008
Class B	$—	$—	December 18, 2008	December 15, 2008
Class C	$—	$—	December 18, 2008	December 15, 2008
Class I	$0.1149	$—	December 18, 2008	December 15, 2008
Class W	$0.1244	$—	December 18, 2008	December 15, 2008

Value Choice
Class A	$0.0433	$—	December 18, 2008	December 15, 2008
Class B	$—	$—	December 18, 2008	December 15, 2008
Class C	$—	$—	December 18, 2008	December 15, 2008
Class I	$0.0683	$—	December 18, 2008	December 15, 2008
Class O	$0.0667	$—	December 18, 2008	December 15, 2008
Class W	$0.0656	$—	December 18, 2008	December 15, 2008

NOTES TO FINANCIAL STATEMENTS as of November 30, 2008 (Unaudited) (continued)

NOTE 16 — OTHER ACCOUNTING PRONOUNCEMENT

On March 19, 2008, the FASB issued Statement of Financial Accounting Standards No. 161 (“SFAS No. 161”), “Disclosure about Derivative Instruments and Hedging Activities.” This new accounting statement requires enhanced disclosures about an entity’s derivative and hedging activities. Entities are required to provide enhanced disclosures about (a) how and why an entity invests in derivatives, (b) how derivatives are accounted for under SFAS No. 133, and (c) how derivatives affect an entity’s financial position, financial performance, and cash flows. SFAS No. 161 also requires enhanced disclosures regarding credit-risk-related contingent features of derivative instruments. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. As of November 30, 2008, management of the Funds is currently assessing the impact of the expanded financial statement disclosures that will result from adopting SFAS No. 161.

NOTE 17 — INFORMATION REGARDING TRADING OF ING’S U.S. MUTUAL FUNDS

As discussed in earlier supplements that were previously filed with the SEC, ING Investments, the adviser to the ING Funds, has reported to the Boards of Directors/Trustees (the “Boards”) of the ING Funds that, like many U.S. financial services companies, ING Investments and certain of its U.S. affiliates have received informal and formal requests for information since September 2003 from various governmental and self-regulatory agencies in connection with investigations related to mutual funds and variable insurance products. ING Investments has advised the Boards that it and its affiliates have cooperated fully with each request.

In addition to responding to regulatory and governmental requests, ING Investments reported that management of U.S. affiliates of ING Groep N.V., including ING Investments (collectively, “ING”), on their own initiative, have conducted, through independent special counsel and a national accounting firm, an extensive internal review of trading in ING insurance, retirement, and mutual fund products. ING’s internal review related to mutual fund trading has been completed. ING has reported that, of the millions of customer relationships that ING maintains, the internal review identified several isolated arrangements allowing third parties to engage in frequent trading of mutual funds within ING’s variable insurance and mutual fund products, and identified other circumstances where frequent trading occurred, despite measures taken by ING intended to combat market timing. ING further reported that each of these arrangements has been terminated and fully disclosed to regulators. The results of the internal review were also reported to the independent members of the Boards.

ING Investments has advised the Boards that most of the identified arrangements were initiated prior to ING’s acquisition of the businesses in question in the U.S. ING Investments further reported that the companies in question did not receive special benefits in return for any of these arrangements, which have all been terminated.

Based on the internal review, ING Investments has advised the Boards that the identified arrangements do not represent a systemic problem in any of the companies that were involved.

Despite the extensive internal review conducted through independent special counsel and a national accounting firm, there can be no assurance that the instances of inappropriate trading reported to the Boards are the only instances of such trading respecting the ING Funds.

ING Investments reported to the Boards that ING is committed to conducting its business with the highest standards of ethical conduct with zero tolerance for noncompliance. Accordingly, ING Investments advised the Boards that ING management was disappointed that its voluntary internal review identified these situations. Viewed in the context of the breadth and magnitude of its U.S. business as a whole, ING management does not believe that ING’s acquired companies had systemic ethical or compliance issues in these areas. Nonetheless, ING Investments reported that given ING’s refusal to tolerate any lapses, it has taken the steps noted below, and will continue to seek opportunities to further strengthen the internal controls of its affiliates.

•	ING has agreed with the ING Funds to indemnify and hold harmless the ING Funds from all damages resulting from wrongful conduct by ING or its employees or from ING’s internal investigation, any investigations conducted by any governmental or self-regulatory agencies, litigation or other formal proceedings, including any proceedings by the SEC. ING Investments reported to the Boards that the

NOTES TO FINANCIAL STATEMENTS as of November 30, 2008 (Unaudited) (continued)

NOTE 17 — INFORMATION REGARDING TRADING OF ING’S U.S. MUTUAL FUNDS (continued)

indemnification commitments made by ING Funds related to mutual fund trading have been settled and restitution amounts prepared by an independent consultant have been paid to the affected ING Funds. The net aggregate settlement amounts received by the Funds on December 17, 2008 are as follows:

MidCap Opportunities	$39,534
Value Choice	$24,417

•	ING updated its Code of Conduct for employees reinforcing its employees’ obligation to conduct personal trading activity consistent with the law, disclosed limits, and other requirements.

Other Regulatory Matters

The New York Attorney General and other federal and state regulators are also conducting broad inquiries and investigations involving the insurance industry. These initiatives currently focus on, among other things, compensation and other sales incentives; potential conflicts of interest; potential anticompetitive activity; reinsurance; marketing practices (including suitability); specific product types (including group annuities and indexed annuities); fund selection for investment products and brokerage sales; and disclosure. It is likely that the scope of these industry investigations will further broaden before they conclude. ING has received formal and informal requests in connection with such investigations, and is cooperating fully with each request.

Other federal and state regulators could initiate similar actions in this or other areas of ING’s businesses. These regulatory initiatives may result in new legislation and regulation that could significantly affect the financial services industry, including businesses in which ING is engaged. In light of these and other developments, ING continuously reviews whether modifications to its business practices are appropriate. At this time, in light of the current regulatory factors, ING U.S. is actively engaged in reviewing whether any modifications in our practices are appropriate for the future.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares, or other adverse consequences to ING Funds.

PORTFOLIO OF INVESTMENTS
ING Real Estate Fund
as of November 30, 2008 (Unaudited)

Shares			Value

REAL ESTATE INVESTMENT TRUSTS: 98.2%

		Apartments: 18.8%
173,100		AvalonBay Communities, Inc.	$10,501,977
215,500		BRE Properties, Inc.	6,327,080
830,500		Equity Residential	25,272,115
133,810		Essex Property Trust, Inc.	11,570,551
127,200		Home Properties, Inc.	4,960,800
620,900		UDR, Inc.	9,394,217

			68,026,740

		Diversified: 10.9%
342,800		Digital Realty Trust, Inc.	9,379,008
439,200		Liberty Property Trust	8,397,504
408,330		Vornado Realty Trust	21,825,239

			39,601,751

		Health Care: 16.0%
608,000		HCP, Inc.	12,567,360
435,300		Health Care Real Estate Investment Trust, Inc.	16,541,400
573,800		Nationwide Health Properties, Inc.	12,985,094
296,600		Omega Healthcare Investors, Inc.	3,926,984
522,625		Ventas, Inc.	12,009,923

			58,030,761

		Hotels: 3.8%
251,800		Hospitality Properties Trust	2,885,628
1,309,548		Host Hotels & Resorts, Inc.	9,847,801
115,940		LaSalle Hotel Properties	1,022,591
18,200		Strategic Hotel Capital, Inc.	18,200

			13,774,220

		Manufactured Homes: 1.0%
101,000		Equity Lifestyle Properties, Inc.	3,494,600

			3,494,600

		Office Property: 11.9%
134,270		Alexandria Real Estate Equities, Inc.	5,945,476
378,200		BioMed Realty Trust, Inc.	3,524,824
321,200		Boston Properties, Inc.	17,152,080
209,450		Corporate Office Properties Trust SBI MD	6,222,760
269,600		Douglas Emmett, Inc.	2,749,920
241,200		Highwoods Properties, Inc.	5,759,856
102,000		SL Green Realty Corp.	1,933,920

			43,288,836

		Regional Malls: 13.0%
497,200		Macerich Co.	6,692,312
681,900		Simon Property Group, Inc.	32,390,247
342,100		Taubman Centers, Inc.	8,155,664

			47,238,223

		Shopping Centers: 13.3%
312,850		Acadia Realty Trust	4,373,643
299,200		Federal Realty Investment Trust	17,305,728
600,523		Kimco Realty Corp.	8,497,400
154,000		Kite Realty Group Trust	602,140
185,100		Regency Centers Corp.	6,591,411
292,600		Tanger Factory Outlet Centers, Inc.	10,720,864

			48,091,186

		Storage: 8.4%
440,500		Extra Space Storage, Inc.	3,898,425
381,502		Public Storage, Inc.	26,663,175

			30,561,600

		Warehouse/Industrial: 1.1%
124,125		AMB Property Corp.	2,137,433
518,000		Prologis	1,983,940

			4,121,373

		Total Real Estate Investment Trusts (Cost $497,413,915)	356,229,290

SHORT-TERM INVESTMENTS: 2.0%

		Affiliated Mutual Fund: 2.0%
7,139,641		ING Institutional Prime Money Market Fund — Class I	7,139,641

		Total Short-Term Investments (Cost $7,139,641)	7,139,641

	Total Investments in Securities
	(Cost $504,553,556)*	100.2%	$363,368,931
	Other Assets and Liabilities - Net	(0.2)	(546,731)

	Net Assets	100.0%	$362,822,200

*	Cost for federal income tax purposes is $573,703,975

Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$976,894
Gross Unrealized Depreciation	(211,311,938)

Net Unrealized Depreciation	$(210,335,044)

The following table summarizes the inputs used as of November 30, 2008 in determining the Fund’s investments at fair value for purposes of SFAS 157:

	Investments in	Other Financial
	Securities	Instruments*

Level 1 — Quoted Prices	$363,368,931	$—
Level 2 — Other Significant Observable Inputs	—	—
Level 3 — Significant Unobservable Inputs	—	—

Total	$363,368,931	$—

“Fair value” for purposes of SFAS 157 is different from “fair value” as used in the 1940 Act. The former generally implies market value, and can include market quotations as a source of value, and the latter refers to determinations of actual value in absence of available market quotations.

*	Other financial instruments may include forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at period end. Swaps and written options are reported at their market value at period end.

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Equity Dividend Fund
as of November 30, 2008 (Unaudited)

Shares			Value

COMMON STOCK: 92.5%

		Aerospace/Defense: 0.8%
700		Boeing Co.	$29,841

			29,841

		Agriculture: 5.3%
4,600		Altria Group, Inc.	73,968
1,500		Archer-Daniels-Midland Co.	41,070
2,300		Philip Morris International, Inc.	96,968

			212,006

		Auto Parts & Equipment: 1.1%
2,300	@@	Autoliv, Inc.	43,907

			43,907

		Banks: 12.4%
2,000		Associated Banc-Corp.	43,460
3,400		Bank of America Corp.	55,250
1,500		Comerica, Inc.	33,825
2,900		JPMorgan Chase & Co.	91,814
1,500		Morgan Stanley	22,125
900		PNC Financial Services Group, Inc.	47,493
500		SunTrust Bank	15,865
1,100	@@	Toronto Dominion Bank	40,800
2,600		US Bancorp.	70,148
2,600		Wells Fargo & Co.	75,114

			495,894

		Beverages: 1.4%
1,000		PepsiCo, Inc.	56,700

			56,700

		Chemicals: 0.6%
900		EI Du Pont de Nemours & Co.	22,554

			22,554

		Commercial Services: 1.4%
1,400		Automatic Data Processing, Inc.	57,484

			57,484

		Computers: 0.9%
8,700		Seagate Technology, Inc.	36,627

			36,627

		Diversified Financial Services: 0.8%
1,400		NYSE Euronext	33,334

			33,334

		Electric: 4.7%
2,400		NSTAR	85,200
2,700		PG&E Corp.	102,708

			187,908

		Environmental Control: 2.0%
2,700		Waste Management, Inc.	78,840

			78,840

		Food: 1.3%
1,100		Safeway, Inc.	23,980
2,200		Supervalu, Inc.	26,202

			50,182

		Forest Products & Paper: 0.4%
1,400		International Paper Co.	17,430

			17,430

		Gas: 4.0%
2,300		Atmos Energy Corp.	57,339
4,300		Centerpoint Energy, Inc.	55,599
1,400		National Fuel Gas Co.	45,542

			158,480

		Healthcare — Products: 3.2%
1,900		Johnson & Johnson	111,302
600		Medtronic, Inc.	18,312

			129,614

		Housewares: 0.9%
2,700		Newell Rubbermaid, Inc.	36,072

			36,072

		Insurance: 4.0%
1,100	@@	ACE Ltd.	57,475
800		Arthur J. Gallagher & Co.	19,840
1,300		Lincoln National Corp.	17,849
1,500		Travelers Cos., Inc.	65,475

			160,639

		Iron/Steel: 1.0%
1,100		Nucor Corp.	39,248

			39,248

		Mining: 0.6%
1,000		Freeport-McMoRan Copper & Gold, Inc.	23,990

			23,990

		Miscellaneous Manufacturing: 2.1%
5,000		General Electric Co.	85,850

			85,850

		Oil & Gas: 15.7%
2,200		Chevron Corp.	173,822
1,700		ConocoPhillips	89,284
800	@@	Encana Corp.	37,448
2,600		ExxonMobil Corp.	208,390
1,800		Marathon Oil Corp.	47,124
5,700		Patterson-UTI Energy, Inc.	71,193

			627,261

		Pharmaceuticals: 8.6%
3,900		Bristol-Myers Squibb Co.	80,730
2,000		Merck & Co., Inc.	53,440
9,600		Pfizer, Inc.	157,728
1,400		Wyeth	50,414

			342,312

		Retail: 6.1%
4,100		Home Depot, Inc.	94,751
3,400		Macy’s, Inc.	25,228
500		McDonald’s Corp.	29,375
1,300		TJX Cos., Inc.	29,666
2,700		Walgreen Co.	66,798

			245,818

		Savings & Loans: 1.9%
4,082		People’s United Financial, Inc.	77,844

			77,844

		Semiconductors: 2.3%
4,500		Intel Corp.	62,100
1,700		Intersil Corp.	15,402
1,000		Texas Instruments, Inc.	15,570

			93,072

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Equity Dividend Fund
as of November 30, 2008 (Unaudited) (continued)

Shares			Value

	Telecommunications: 7.6%
2,700	AT&T, Inc.		$77,112
1,800	CenturyTel, Inc.		47,808
1,600	Embarq Corp.		52,224
2,300	Verizon Communications, Inc.		75,095
5,836	Windstream Corp.		51,707

			303,946

	Textiles: 1.4%
2,400	Cintas Corp.		57,648

			57,648

	Total Common Stock (Cost $4,435,320)		3,704,501

REAL ESTATE INVESTMENT TRUSTS: 1.9%

	Diversified: 0.3%
700	Liberty Property Trust		13,384

			13,384

	Mortgage: 1.3%
8,400	MFA Mortgage Investments, Inc.		51,996

			51,996

	Regional Malls: 0.3%
700	Macerich Co.		9,422

			9,422

	Total Real Estate Investment Trusts (Cost $121,769)		74,802

	Total Long-Term Investments (Cost $4,557,089)		3,779,303

SHORT-TERM INVESTMENTS: 5.2%

	Affiliated Mutual Fund: 5.2%
209,000	ING Institutional Prime Money Market Fund — Class I		209,000

	Total Short-Term Investments (Cost $209,000)		209,000

	Total Investments in Securities
	(Cost $4,766,089)*	99.6%	$3,988,303
	Other Assets and Liabilities - Net	0.4	15,826

	Net Assets	100.0%	$4,004,129

@@	Foreign Issuer

*	Cost for federal income tax purposes is $4,783,630.

Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$67,651
Gross Unrealized Depreciation	(862,978)

Net Unrealized Depreciation	$(795,327)

The following table summarizes the inputs used as of November 30, 2008 in determining the Fund’s investments at fair value for purposes of SFAS 157:

	Investments in	Other Financial
	Securities	Instruments*

Level 1 — Quoted Prices	$3,988,303	$—
Level 2 — Other Significant Observable Inputs	—	—
Level 3 — Significant Unobservable Inputs	—	—

Total	$3,988,303	$—

“Fair value” for purposes of SFAS 157 is different from “fair value” as used in the 1940 Act. The former generally implies market value, and can include market quotations as a source of value, and the latter refers to determinations of actual value in absence of available market quotations.

*	Other financial instruments may include forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at period end. Swaps and written options are reported at their market value at period end.

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Fundamental Research Fund
as of November 30, 2008 (Unaudited)

Shares			Value

COMMON STOCK: 100.3%

		Aerospace/Defense: 1.0%
2,000		Lockheed Martin Corp.	$154,220

			154,220

		Agriculture: 4.7%
18,860		Altria Group, Inc.	303,269
9,871		Philip Morris International, Inc.	416,161

			719,430

		Apparel: 2.8%
7,300	@	Coach, Inc.	130,670
5,500		Nike, Inc.	292,875

			423,545

		Banks: 10.8%
20,700		Citigroup, Inc.	171,603
3,500		Comerica, Inc.	78,925
3,300		Goldman Sachs Group, Inc.	260,667
11,200		JPMorgan Chase & Co.	354,592
3,800		PNC Financial Services Group, Inc.	200,526
7,100		US Bancorp.	191,558
13,500		Wells Fargo & Co.	390,015

			1,647,886

		Beverages: 1.9%
5,200		PepsiCo, Inc.	294,840

			294,840

		Biotechnology: 1.9%
6,400	@	Gilead Sciences, Inc.	286,656

			286,656

		Chemicals: 0.7%
9,354		Celanese Corp.	108,039

			108,039

		Computers: 4.5%
2,600	@	Apple, Inc.	240,942
6,500		Hewlett-Packard Co.	229,320
2,700		International Business Machines Corp.	220,320
12,700		Seagate Technology, Inc. — Escrow	—

			690,582

		Cosmetics/Personal Care: 3.3%
7,695		Procter & Gamble Co.	495,173

			495,173

		Diversified Financial Services: 0.5%
1,159	@@	Deutsche Boerse AG	81,224

			81,224

		Electric: 6.4%
6,200		Exelon Corp.	348,502
8,000		NSTAR	284,000
8,900		PG&E Corp.	338,556

			971,058

		Electronics: 1.2%
8,100		Amphenol Corp.	188,082

			188,082

		Environmental Control: 1.3%
6,700		Waste Management, Inc.	195,640

			195,640

		Food: 0.8%
3,800	@@	Cadbury PLC ADR	129,162

			129,162

		Healthcare — Products: 5.8%
4,280	@@	Covidien Ltd.	157,718
5,440		Johnson & Johnson	318,675
8,500	@	St. Jude Medical, Inc.	238,255
4,600	@	Zimmer Holdings, Inc.	171,672

			886,320

		Healthcare — Services: 1.6%
6,800	@	WellPoint, Inc.	242,080

			242,080

		Insurance: 4.3%
5,427		Reinsurance Group of America, Inc.	220,336
6,000		Travelers Cos., Inc.	261,900
7,200	@@	Willis Group Holdings Ltd.	166,104

			648,340

		Internet: 2.4%
920	@	Google, Inc. — Class A	269,523
8,000	@	Yahoo!, Inc.	92,080

			361,603

		Iron/Steel: 0.7%
4,200		Cliffs Natural Resources, Inc.	99,750

			99,750

		Media: 1.6%
10,250	@	Liberty Media Corp. — Entertainment	121,668
12,600		Time Warner, Inc.	114,030

			235,698

		Mining: 0.7%
4,600		Freeport-McMoRan Copper & Gold, Inc.	110,354

			110,354

		Miscellaneous Manufacturing: 1.8%
15,660		General Electric Co.	268,882

			268,882

		Oil & Gas: 12.4%
2,600		Apache Corp.	200,980
2,700		Chevron Corp.	213,327
9,470		ExxonMobil Corp.	759,021
8,400		Marathon Oil Corp.	219,912
5,800	@@	Royal Dutch Shell PLC ADR — Class A	310,010
4,700		XTO Energy, Inc.	179,728

			1,882,978

		Oil & Gas Services: 2.4%
10,900		BJ Services Co.	130,691
4,700		Schlumberger Ltd.	238,478

			369,169

		Packaging & Containers: 0.7%
5,600	@	Owens-Illinois, Inc.	113,232

			113,232

		Pharmaceuticals: 6.8%
4,900		Abbott Laboratories	256,711
19,500		Pfizer, Inc.	320,385
5,800	@@	Teva Pharmaceutical Industries Ltd. ADR	250,270
5,900		Wyeth	212,459

			1,039,825

		Retail: 5.1%
5,400		Home Depot, Inc.	124,794
3,397	@	Kohl’s Corp.	110,946
4,600		McDonald’s Corp.	270,250

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Fundamental Research Fund
as of November 30, 2008 (Unaudited) (continued)

Shares			Value

		Retail (continued)
2,091		Ross Stores, Inc.	$55,412
3,700		Wal-Mart Stores, Inc.	206,756

			768,158

		Semiconductors: 3.1%
12,600		Applied Materials, Inc.	120,708
16,700		Intel Corp.	230,460
16,400	@@	Taiwan Semiconductor Manufacturing Co., Ltd. ADR	117,260

			468,428

		Software: 1.5%
10,960		Microsoft Corp.	221,611

			221,611

		Telecommunications: 5.8%
10,400		AT&T, Inc.	297,024
11,590		Qualcomm, Inc.	389,076
67,700		Sprint Nextel Corp.	188,883

			874,983

		Toys/Games/Hobbies: 0.8%
400	@@	Nintendo Co., Ltd.	124,355

			124,355

		Transportation: 1.0%
3,000		Union Pacific Corp.	150,120

			150,120

		Total Common Stock (Cost $18,530,140)	15,251,423

SHORT-TERM INVESTMENTS: 1.6%

		Affiliated Mutual Fund: 1.6%
242,000		ING Institutional Prime Money Market Fund — Class I	242,000

		Total Short-Term Investments (Cost $242,000)	242,000

	Total Investments in Securities
	(Cost $18,772,140)*	101.9%	$15,493,423
	Other Assets and Liabilities - Net	(1.9)	(295,484)

	Net Assets	100.0%	$15,197,939

@	Non-income producing security
@@	Foreign Issuer
ADR	American Depositary Receipt

*	Cost for federal income tax purposes is $19,529,431.

Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$500,855
Gross Unrealized Depreciation	(4,536,863)

Net Unrealized Depreciation	$(4,036,008)

The following table summarizes the inputs used as of November 30, 2008 in determining the Fund’s investments at fair value for purposes of SFAS 157:

	Investments in	Other Financial
	Securities	Instruments*
Level 1 — Quoted Prices	$15,369,068	$—
Level 2 — Other Significant Observable Inputs	124,355	—
Level 3 — Significant Unobservable Inputs	—	—

Total	$15,493,423	$—

“Fair value” for purposes of SFAS 157 is different from “fair value” as used in the 1940 Act. The former generally implies market value, and can include market quotations as a source of value, and the latter refers to determinations of actual value in absence of available market quotations.

*	Other financial instruments may include forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at period end. Swaps and written options are reported at their market value at period end.

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING LargeCap Growth Fund
as of November 30, 2008 (Unaudited)

Shares			Value

COMMON STOCK: 99.4%

		Advertising: 0.4%
39,260	@,@@,	Focus Media Holding Ltd. ADR	$293,272
	L

			293,272

		Aerospace/Defense: 6.6%
18,000		General Dynamics Corp.	930,060
32,350		Lockheed Martin Corp.	2,494,509
40,050		Raytheon Co.	1,954,440

			5,379,009

		Apparel: 1.4%
22,190		Nike, Inc.	1,181,618

			1,181,618

		Banks: 3.4%
18,850		Goldman Sachs Group, Inc.	1,488,962
43,290		Wells Fargo & Co.	1,250,648

			2,739,610

		Beverages: 0.9%
12,800		PepsiCo, Inc.	725,760

			725,760

		Biotechnology: 2.5%
13,690	@	Genentech, Inc.	1,048,654
15,020	@	Genzyme Corp.	961,580

			2,010,234

		Chemicals: 2.0%
15,410		Monsanto Co.	1,220,472
7,600		Sherwin-Williams Co.	447,868

			1,668,340

		Commercial Services: 9.3%
21,130	@	Apollo Group, Inc. — Class A	1,623,629
22,590		Automatic Data Processing, Inc.	927,545
30,550		McKesson Corp.	1,067,417
22,740		Moody’s Corp.	493,685
22,170		Visa, Inc.	1,165,255
171,180		Western Union Co.	2,271,559

			7,549,090

		Computers: 7.2%
42,200	@@	Accenture Ltd.	1,307,356
8,830	@	Apple, Inc.	818,276
50,640		Hewlett-Packard Co.	1,786,579
14,300		International Business Machines Corp.	1,166,880
19,480	@,@@	Research In Motion Ltd.	827,316

			5,906,407

		Engineering & Construction: 2.4%
49,130	@@	ABB Ltd. ADR	635,251
23,400		Fluor Corp.	1,065,636
10,420	@,@@	Foster Wheeler Ltd.	231,949

			1,932,836

		Food: 3.0%
49,133	@@	Nestle SA	1,779,489
57,890		Supervalu, Inc.	689,470

			2,468,959

		Healthcare — Products: 4.1%
42,720	@@	Covidien Ltd.	1,574,232
32,360		Medtronic, Inc.	987,627
28,810	@	St. Jude Medical, Inc.	807,544

			3,369,403

		Healthcare — Services: 1.1%
44,550		UnitedHealth Group, Inc.	935,996

			935,996

		Insurance: 4.2%
25,110		AON Corp.	1,137,483
54,620		Marsh & McLennan Cos., Inc.	1,392,810
30,380		Metlife, Inc.	873,729

			3,404,022

		Internet: 4.3%
5,720	@	Google, Inc. — Class A	1,675,731
38,110	@	McAfee, Inc.	1,155,876
32,660	@	VeriSign, Inc.	705,129

			3,536,736

		Machinery — Construction & Mining: 0.7%
13,930		Caterpillar, Inc.	570,991

			570,991

		Machinery — Diversified: 1.5%
35,310		Deere & Co.	1,229,141

			1,229,141

		Media: 1.0%
50,390	@	Viacom — Class B	802,209

			802,209

		Metal Fabricate/Hardware: 1.7%
21,490		Precision Castparts Corp.	1,347,423

			1,347,423

		Mining: 0.6%
26,510	@@	Cameco Corp.	456,767

			456,767

		Miscellaneous Manufacturing: 1.6%
31,790		Honeywell International, Inc.	885,669
7,600	@@	Siemens AG ADR	453,720

			1,339,389

		Oil & Gas: 6.4%
14,710		EOG Resources, Inc.	1,250,644
14,120		Hess Corp.	763,045
21,670		Occidental Petroleum Corp.	1,173,214
18,430	@@	Petroleo Brasileiro SA ADR	385,924
11,134	@	Transocean, Inc.	744,642
21,560	@	Ultra Petroleum Corp.	875,983

			5,193,452

		Oil & Gas Services: 2.5%
63,150		Halliburton Co.	1,111,440
17,809		Schlumberger Ltd.	903,629

			2,015,069

		Pharmaceuticals: 6.4%
43,660		Abbott Laboratories	2,287,347
6,300		Merck & Co., Inc.	168,336
34,930	@@	Teva Pharmaceutical Industries Ltd. ADR	1,507,230
33,960		Wyeth	1,222,900

			5,185,813

		Retail: 5.8%
13,800	@	Kohl’s Corp.	450,708
72,590		Staples, Inc.	1,260,162
31,250		Target Corp.	1,055,000
53,270		TJX Cos., Inc.	1,215,621
12,790		Wal-Mart Stores, Inc.	714,705

			4,696,196

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING LargeCap Growth Fund
as of November 30, 2008 (Unaudited) (continued)

Shares			Value

		Semiconductors: 1.2%
68,460		Altera Corp.	$1,007,047

			1,007,047

		Software: 10.0%
41,110	@	BMC Software, Inc.	1,026,106
818		CA, Inc.	13,775
53,210	@	Electronic Arts, Inc.	1,014,183
156,290		Microsoft Corp.	3,160,184
181,010	@	Oracle Corp.	2,912,451

			8,126,699

		Telecommunications: 5.6%
108,910	@	Cisco Systems, Inc.	1,801,371
69,610	@	MetroPCS Communications, Inc.	1,019,090
268	@,@@,	Nortel Networks Corp.	153
	L
52,310		Qualcomm, Inc.	1,756,047

			4,576,661

		Toys/Games/Hobbies: 1.3%
3,350	@@	Nintendo Co., Ltd.	1,041,474

			1,041,474

		Transportation: 0.3%
6,150		Norfolk Southern Corp.	304,241

			304,241

		Total Common Stock (Cost $106,349,133)	80,993,864

SHORT-TERM INVESTMENTS: 1.0%

		Affiliated Mutual Fund: 0.7%
517,582		ING Institutional Prime Money Market Fund — Class I	517,582

		Total Mutual Fund (Cost $517,582)	517,582

Principal
Amount			Value

		Securities Lending CollateralCC: 0.3%
$310,283		Bank of New York Mellon Corp. Institutional Cash Reserves	$271,520

		Total Securities Lending Collateral (Cost $310,283)	271,520

		Total Short-Term Investments (Cost $827,865)	789,102

	Total Investments in Securities
	(Cost $107,176,998)*	100.4%	$81,782,966
	Other Assets and Liabilities - Net	(0.4)	(335,884)

	Net Assets	100.0%	$81,447,082

@	Non-income producing security
@@	Foreign Issuer
ADR	American Depositary Receipt
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at November 30, 2008.

*	Cost for federal income tax purposes is $109,600,251.

Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$2,226,017
Gross Unrealized Depreciation	(30,043,302)

Net Unrealized Depreciation	$(27,817,285)

The following table summarizes the inputs used as of November 30, 2008 in determining the Fund’s investments at fair value for purposes of SFAS 157:

	Investments in	Other Financial
	Securities	Instruments*
Level 1 — Quoted Prices	$78,690,483	$—
Level 2 — Other Significant Observable Inputs	3,092,483	—
Level 3 — Significant Unobservable Inputs	—	—

Total	$81,782,966	$—

“Fair value” for purposes of SFAS 157 is different from “fair value” as used in the 1940 Act. The former generally implies market value, and can include market quotations as a source of value, and the latter refers to determinations of actual value in absence of available market quotations.
* Other financial instruments may include forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at period end. Swaps and written options are reported at their market value at period end.

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING MidCap Opportunities Fund
as of November 30, 2008 (Unaudited)

Shares			Value

COMMON STOCK: 98.0%

		Aerospace/Defense: 1.8%
20,590		L-3 Communications Holdings, Inc.	$1,383,030
80,340	@	Orbital Sciences Corp.	1,381,848

			2,764,878

		Airlines: 0.9%
152,370	@	Delta Airlines, Inc.	1,342,380

			1,342,380

		Apparel: 1.2%
65,740	@	Coach, Inc.	1,176,746
37,326	@,@@,L	Gildan Activewear, Inc.	636,035

			1,812,781

		Banks: 1.7%
58,170		Northern Trust Corp.	2,669,421

			2,669,421

		Biotechnology: 3.1%
11,159	@	Bio-Rad Laboratories, Inc.	827,551
34,558	@	Gilead Sciences, Inc.	1,547,853
27,075	@	Myriad Genetics, Inc.	1,605,006
22,480	@	OSI Pharmaceuticals, Inc.	836,256

			4,816,666

		Chemicals: 3.4%
35,980		Air Products & Chemicals, Inc.	1,718,405
91,710		Ecolab, Inc.	3,520,747

			5,239,152

		Commercial Services: 6.0%
48,440	@	Apollo Group, Inc. — Class A	3,722,130
40,130	@	FTI Consulting, Inc.	2,200,729
97,920	@	Quanta Services, Inc.	1,592,179
42,930		Watson Wyatt Worldwide, Inc.	1,730,938

			9,245,976

		Computers: 3.0%
138,053	@,@@,L	Logitech International	1,801,592
41,230	@	Micros Systems, Inc.	686,480
162,930	@	NetApp, Inc.	2,199,555

			4,687,627

		Cosmetics/Personal Care: 1.0%
21,870	@,L	Chattem, Inc.	1,587,106

			1,587,106

		Distribution/Wholesale: 0.9%
134,987	@	LKQ Corp.	1,406,565

			1,406,565

		Diversified Financial Services: 4.6%
200,174		Invesco Ltd.	2,512,184
68,130	@@	Lazard Ltd.	2,129,744
68,440	@	Nasdaq Stock Market, Inc.	1,471,460
69,750		OptionsXpress Holdings, Inc.	982,778

			7,096,166

		Electric: 1.0%
41,610		NSTAR	1,477,155

			1,477,155

		Electronics: 2.2%
59,751	@	Dolby Laboratories, Inc.	1,781,775
53,170	@	Flir Systems, Inc.	1,649,333

			3,431,108

		Environmental Control: 1.5%
80,070		Waste Management, Inc.	2,338,044

			2,338,044

		Food: 1.2%
30,170	@	Ralcorp Holdings, Inc.	1,887,435

			1,887,435

		Healthcare — Products: 6.3%
72,610	@@	Covidien Ltd.	2,675,679
50,120	@	Immucor, Inc.	1,216,412
68,438	@	Masimo Corp.	1,867,673
18,960		Meridian Bioscience, Inc.	451,817
128,816	@	St. Jude Medical, Inc.	3,610,712

			9,822,293

		Healthcare — Services: 1.4%
30,800	@	Lincare Holdings, Inc.	737,044
37,660		Universal Health Services, Inc.	1,399,069

			2,136,113

		Insurance: 3.1%
33,530	@@	ACE Ltd.	1,751,943
46,320		AON Corp.	2,098,296
16,720	@	ProAssurance Corp.	912,745

			4,762,984

		Internet: 3.6%
120,780	@	F5 Networks, Inc.	3,007,422
83,130	@	McAfee, Inc.	2,521,333

			5,528,755

		Iron/Steel: 0.5%
34,476		Cliffs Natural Resources, Inc.	818,805

			818,805

		Machinery — Diversified: 2.8%
58,264		Roper Industries, Inc.	2,666,743
44,810		Wabtec Corp.	1,729,218

			4,395,961

		Miscellaneous Manufacturing: 2.3%
20,351		Dover Corp.	607,070
70,070		ITT Corp.	2,933,130

			3,540,200

		Oil & Gas: 8.4%
55,240		Cimarex Energy Co.	1,567,159
49,810		Hess Corp.	2,691,732
49,874		Murphy Oil Corp.	2,196,950
145,450		Patterson-UTI Energy, Inc.	1,816,671
75,410	@	Southwestern Energy Co.	2,591,842
57,965		XTO Energy, Inc.	2,216,582

			13,080,936

		Oil & Gas Services: 1.7%
43,300	@	National Oilwell Varco, Inc.	1,224,957
50,790		Smith International, Inc.	1,485,100

			2,710,057

		Packaging & Containers: 2.7%
56,500	@	Owens-Illinois, Inc.	1,142,430
76,610	@	Pactiv Corp.	1,914,484
23,710		Silgan Holdings, Inc.	1,072,640

			4,129,554

		Pharmaceuticals: 1.7%
78,070		Perrigo Co.	2,686,389

			2,686,389

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING MidCap Opportunities Fund
as of November 30, 2008 (Unaudited) (continued)

Shares			Value

		Retail: 9.5%
84,428		Advance Auto Parts, Inc.	$2,563,234
69,970		Darden Restaurants, Inc.	1,279,751
106,205	@	GameStop Corp.	2,320,579
103,330		Ross Stores, Inc.	2,738,245
128,590		TJX Cos., Inc.	2,934,424
156,660	@	Urban Outfitters, Inc.	2,846,512

			14,682,745

		Savings & Loans: 1.0%
78,290		People’s United Financial, Inc.	1,492,990

			1,492,990

		Semiconductors: 5.4%
114,140		Altera Corp.	1,678,999
80,460		Analog Devices, Inc.	1,375,866
120,820	@	Broadcom Corp.	1,849,754
174,800		National Semiconductor Corp.	1,922,800
185,250	@	ON Semiconductor Corp.	540,930
104,629	@,@@	Verigy Ltd.	963,633

			8,331,982

		Software: 11.3%
347,300	@	Activision Blizzard, Inc.	4,063,408
59,830	@	Ansys, Inc.	1,726,694
118,790	@	BMC Software, Inc.	2,964,998
35,200		Dun & Bradstreet Corp.	2,816,000
89,630	@	Fiserv, Inc.	3,059,968
133,100	@	Intuit, Inc.	2,949,496

			17,580,564

		Telecommunications: 1.4%
38,290		Embarq Corp.	1,249,786
52,660	@	Juniper Networks, Inc.	915,231

			2,165,017

		Transportation: 1.4%
41,680		CH Robinson Worldwide, Inc.	2,129,014

			2,129,014

		Total Common Stock (Cost $198,589,065)	151,796,819

EXCHANGE-TRADED FUNDS: 1.5%

		Exchange-Traded Funds: 1.5%
76,770		iShares Russell Midcap Growth Index Fund	2,328,434

		Total Exchange-Traded Funds (Cost $2,225,116)	2,328,434

		Total Long-Term Investments (Cost $200,814,181)	154,125,253

SHORT-TERM INVESTMENTS: 3.5%

		Affiliated Mutual Fund: 1.3%
2,000,000		ING Institutional Prime Money Market Fund — Class I	2,000,000

		Total Mutual Fund (Cost $2,000,000)	2,000,000

Principal
Amount			Value

		Securities Lending CollateralCC: 2.2%
$3,495,674		Bank of New York Mellon Corp. Institutional Cash Reserves	$3,378,995

		Total Securities Lending Collateral (Cost $3,495,674)	3,378,995

		Total Short-Term Investments (Cost $5,495,674)	5,378,995

	Total Investments in Securities
	(Cost $206,309,855)*	103.0%	$159,504,248
	Other Assets and Liabilities - Net	(3.0)	(4,624,753)

	Net Assets	100.0%	$154,879,495

@	Non-income producing security
@@	Foreign Issuer
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at November 30, 2008.

*	Cost for federal income tax purposes is $209,010,476.

Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$945,852
Gross Unrealized Depreciation	(50,452,080)

Net Unrealized Depreciation	$(49,506,228)

ING MidCap Opportunities Fund

The following table summarizes the inputs used as of November 30, 2008 in determining the Fund’s investments at fair value for purposes of SFAS 157:

	Investments in	Other Financial
	Securities	Instruments*
Level 1 — Quoted Prices	$156,125,253	$—
Level 2 — Other Significant Observable Inputs	3,378,995	—
Level 3 — Significant Unobservable Inputs	—	—

Total	$159,504,248	$—

“Fair value” for purposes of SFAS 157 is different from “fair value” as used in the 1940 Act. The former generally implies market value, and can include market quotations as a source of value, and the latter refers to determinations of actual value in absence of available market quotations.

*	Other financial instruments may include forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at period end. Swaps and written options are reported at their market value at period end.

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Opportunistic LargeCap Fund
as of November 30, 2008 (Unaudited)

Shares			Value

COMMON STOCK: 98.2%

		Aerospace/Defense: 6.2%
11,150		Lockheed Martin Corp.	$859,777
9,300		Raytheon Co.	453,840

			1,313,617

		Banks: 0.8%
4,700		Capital One Financial Corp.	161,727

			161,727

		Biotechnology: 3.0%
24,099	@	Life Technologies Corp.	628,994

			628,994

		Chemicals: 2.9%
5,600		Monsanto Co.	443,520
2,900		Sherwin-Williams Co.	170,897

			614,417

		Commercial Services: 2.0%
9,800	@	Alliance Data Systems Corp.	424,438

			424,438

		Computers: 11.3%
9,800	@	Apple, Inc.	908,166
28,000		Hewlett-Packard Co.	987,840
5,900		International Business Machines Corp.	481,440

			2,377,446

		Cosmetics/Personal Care: 7.0%
10,000		Colgate-Palmolive Co.	650,700
12,748		Procter & Gamble Co.	820,334

			1,471,034

		Diversified Financial Services: 0.5%
4,900	@	Nasdaq Stock Market, Inc.	105,350

			105,350

		Electrical Components & Equipment: 1.2%
7,300		Emerson Electric Co.	261,997

			261,997

		Electronics: 2.9%
8,900	@	Dolby Laboratories, Inc.	265,398
8,600	@	Waters Corp.	354,578

			619,976

		Engineering & Construction: 2.6%
11,900		Fluor Corp.	541,926

			541,926

		Food: 2.1%
11,400		HJ Heinz Co.	442,776

			442,776

		Healthcare — Products: 4.0%
2,300	@@	Alcon, Inc.	183,517
8,500	@	St. Jude Medical, Inc.	238,255
10,300	@	Varian Medical Systems, Inc.	415,708

			837,480

		Household Products/Wares: 1.5%
5,300		Church & Dwight Co., Inc.	315,032

			315,032

		Insurance: 1.8%
8,300		Aflac, Inc.	384,290

			384,290

		Internet: 1.9%
34,100	@	Symantec Corp.	410,223

			410,223

		Machinery — Diversified: 1.2%
4,900		Flowserve Corp.	246,617

			246,617

		Media: 1.7%
10,100		Comcast Corp. — Class A	175,134
16,700	@	Dish Network Corp.	185,036

			360,170

		Miscellaneous Manufacturing: 2.1%
18,200		Cooper Industries Ltd.	439,348

			439,348

		Oil & Gas: 6.5%
4,550		ExxonMobil Corp.	364,683
3,300		Murphy Oil Corp.	145,365
20,500		Noble Corp.	549,195
7,900		Sunoco, Inc.	313,946

			1,373,189

		Oil & Gas Services: 1.6%
11,800	@	National Oilwell Varco, Inc.	333,822

			333,822

		Packaging & Containers: 1.3%
16,600	@	Crown Holdings, Inc.	266,430

			266,430

		Pharmaceuticals: 7.8%
3,200	@	Cephalon, Inc.	235,136
14,300		Eli Lilly & Co.	488,345
9,100	@	Express Scripts, Inc.	523,341
16,100	@	Forest Laboratories, Inc.	389,298

			1,636,120

		Retail: 11.1%
2,100	@	Autozone, Inc.	229,362
32,100		Gap, Inc.	417,942
16,900		Limited Brands, Inc.	157,339
6,700		Ross Stores, Inc.	177,550
29,400		TJX Cos., Inc.	670,908
12,500		Wal-Mart Stores, Inc.	698,498

			2,351,599

		Savings & Loans: 1.3%
16,000		Hudson City Bancorp., Inc.	267,360

			267,360

		Semiconductors: 5.0%
33,900		Altera Corp.	498,669
33,400		Xilinx, Inc.	546,424

			1,045,093

		Software: 4.7%
28,200		CA, Inc.	474,888
9,700		Microsoft Corp.	196,134
20,500	@	Oracle Corp.	329,845

			1,000,867

		Telecommunications: 0.8%
20,200		Windstream Corp.	178,972

			178,972

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Opportunistic LargeCap Fund
as of November 30, 2008 (Unaudited) (continued)

Shares			Value

	Toys/Games/Hobbies: 1.4%
11,100	Hasbro, Inc.		$297,480

			297,480

	Total Common Stock (Cost $26,703,086)		20,707,790

EXCHANGE-TRADED FUNDS: 0.3%

	Exchange-Traded Funds: 0.3%
2,000	iShares Russell 1000 Growth Index Fund		73,160

	Total Exchange-Traded Funds (Cost $108,056)		73,160

	Total Long-Term Investments (Cost $26,811,142)		20,780,950

SHORT-TERM INVESTMENTS: 0.7%

	Affiliated Mutual Fund: 0.7%
147,000	ING Institutional Prime Money Market Fund — Class I		147,000

	Total Short-Term Investments (Cost $147,000)		147,000

	Total Investments in Securities
	(Cost $26,958,142)*	99.2%	$20,927,950
	Other Assets and Liabilities - Net	0.8	164,835

	Net Assets	100.0%	$21,092,785

@	Non-income producing security
@@	Foreign Issuer

*	Cost for federal income tax purposes is $27,173,215.

Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$204,010
Gross Unrealized Depreciation	(6,449,275)

Net Unrealized Depreciation	$(6,245,265)

The following table summarizes the inputs used as of November 30, 2008 in determining the Fund’s investments at fair value for purposes of SFAS 157:

	Investments in	Other Financial
	Securities	Instruments*

Level 1 — Quoted Prices	$20,927,950	$—
Level 2 — Other Significant Observable Inputs	—	—
Level 3 — Significant Unobservable Inputs	—	—

Total	$20,927,950	$—

“Fair value” for purposes of SFAS 157 is different from “fair value” as used in the 1940 Act. The former generally implies market value, and can include market quotations as a source of value, and the latter refers to determinations of actual value in absence of available market quotations.

*	Other financial instruments may include forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at period end. Swaps and written options are reported at their market value at period end.

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING SmallCap Opportunities Fund
as of November 30, 2008 (Unaudited)

Shares			Value

COMMON STOCK: 92.8%

		Advertising: 0.6%
50,496	@	inVentiv Health, Inc.	$607,467

			607,467

		Aerospace/Defense: 2.9%
32,300		Curtiss-Wright Corp.	1,078,820
29,361	@	Moog, Inc.	944,837
23,500	@	Teledyne Technologies, Inc.	954,570

			2,978,227

		Apparel: 1.3%
12,600	@	Deckers Outdoor Corp.	751,464
27,900	@,@@,	Gildan Activewear, Inc.	475,416
	L
5,247	@	Warnaco Group, Inc.	93,921

			1,320,801

		Auto Parts & Equipment: 0.7%
38,500	@@	Autoliv, Inc.	734,965

			734,965

		Banks: 2.4%
30,900		Bank Mutual Corp.	316,725
16,445		First Midwest Bancorp., Inc.	302,752
18,500		PrivateBancorp, Inc.	576,460
23,670	@	Signature Bank	705,366
10,300	L	Westamerica Bancorp.	547,548

			2,448,851

		Biotechnology: 4.0%
23,300	@	Alexion Pharmaceuticals, Inc.	784,278
13,400	@	AMAG Pharmaceuticals, Inc.	451,312
15,505	@	Bio-Rad Laboratories, Inc.	1,149,851
52,292	@	Human Genome Sciences, Inc.	90,465
6,500	@	Myriad Genetics, Inc.	385,320
21,407	@	Nanosphere, Inc.	107,035
8,900	@	OSI Pharmaceuticals, Inc.	331,080
91,092	@	RTI Biologics, Inc.	247,770
8,600	@	United Therapeutics Corp.	471,538
81,700	@	Vical, Inc.	90,687

			4,109,336

		Building Materials: 1.0%
23,000		Simpson Manufacturing Co., Inc.	598,000
14,900	L	Texas Industries, Inc.	459,814

			1,057,814

		Chemicals: 1.7%
37,100		Albemarle Corp.	754,243
12,400		Minerals Technologies, Inc.	582,180
58,200	@	Solutia, Inc.	395,760

			1,732,183

		Commercial Services: 5.2%
36,289		Arbitron, Inc.	509,135
22,900	@,L	Bankrate, Inc.	629,063
14,400	@	Capella Education Co.	861,984
78,866		Diamond Management & Technology Consultants, Inc.	350,165
14,400	@	FTI Consulting, Inc.	789,696
56,800	@	Geo Group, Inc.	1,096,240
28,603		Watson Wyatt Worldwide, Inc.	1,153,273

			5,389,556

		Computers: 5.4%
24,300	@	CACI International, Inc.	1,079,163
15,300	@	Data Domain, Inc.	248,625
105,040	@	Mentor Graphics Corp.	712,171
76,600	@	Micros Systems, Inc.	1,275,392
76,100	@,@@	Ness Technologies, Inc.	358,431
73,300	@	Riverbed Technolgoy, Inc.	688,287
52,800	@	SYKES Enterprises, Inc.	979,440
75,783	@,@@	Xyratex Ltd.	208,403

			5,549,912

		Cosmetics/Personal Care: 1.0%
14,200	@,L	Chattem, Inc.	1,030,494

			1,030,494

		Distribution/Wholesale: 1.5%
67,900	@	LKQ Corp.	707,518
19,200		Owens & Minor, Inc.	797,376

			1,504,894

		Diversified Financial Services: 2.1%
25,500	@	Duff & Phelps Corp.	293,250
22,900	@	Interactive Brokers Group, Inc.	417,696
16,200	@@	Lazard Ltd.	506,412
50,500		OptionsXpress Holdings, Inc.	711,545
7,065	@	Piper Jaffray Cos.	267,693

			2,196,596

		Electric: 1.1%
32,900		Black Hills Corp.	849,149
6,600		ITC Holdings Corp.	277,200

			1,126,349

		Electrical Components & Equipment: 0.9%
13,400	@,L	Energy Conversion Devices, Inc.	374,932
21,918	@	Greatbatch, Inc.	553,868

			928,800

		Electronics: 4.6%
13,000	@	Dionex Corp.	666,770
35,400	@	Faro Technologies, Inc.	509,406
31,100	@	Flir Systems, Inc.	964,722
20,800		Keithley Instruments, Inc.	46,384
47,400	@	Plexus Corp.	790,632
28,000	@	Thomas & Betts Corp.	531,720
32,474	@	Varian, Inc.	1,188,548

			4,698,182

		Engineering & Construction: 0.5%
35,200	@	EMCOR Group, Inc.	555,104

			555,104

		Environmental Control: 1.7%
7,196	@	Clean Harbors, Inc.	454,283
44,655	@	Waste Connections, Inc.	1,260,611

			1,714,894

		Food: 1.5%
19,300		Corn Products International, Inc.	528,820
26,700		Flowers Foods, Inc.	715,026
59,800	@	Smart Balance, Inc.	349,830

			1,593,676

		Gas: 0.4%
15,300		Southwest Gas Corp.	396,270

			396,270

		Hand/Machine Tools: 0.6%
19,400	L	Franklin Electric Co., Inc.	572,688

			572,688

		Healthcare — Products: 5.7%
21,833	@	Haemonetics Corp.	1,248,629
36,500	@	Immucor, Inc.	885,855
49,776		Meridian Bioscience, Inc.	1,186,162
44,120	@	Micrus Endovascular Corp.	467,672

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING SmallCap Opportunities Fund
as of November 30, 2008 (Unaudited) (continued)

Shares			Value

		Healthcare — Products (continued)
5,200	@	NuVasive, Inc.	$179,140
37,952	@,@@	Orthofix International NV	454,285
45,900	@,@@,	Qiagen NV	740,367
	L
26,900	@,L	SonoSite, Inc.	486,621
88,871	@	Spectranetics Corp.	250,616

			5,899,347

		Healthcare — Services: 3.1%
14,241	@,L	Amedisys, Inc.	553,832
15,700	@	Magellan Health Services, Inc.	515,745
46,700	@	Nighthawk Radiology Holdings, Inc.	135,430
35,150	@	Psychiatric Solutions, Inc.	889,295
23,459		Universal Health Services, Inc.	871,502
28,329	@,L	Virtual Radiologic Corp.	205,385

			3,171,189

		Insurance: 1.3%
13,616	@,@@	Argo Group International Holdings Ltd.	430,810
16,650	@@	Aspen Insurance Holdings Ltd.	306,860
18,400	@@	Platinum Underwriters Holdings Ltd.	565,432

			1,303,102

		Internet: 1.3%
17,600	@	F5 Networks, Inc.	438,240
66,600	@	Interwoven, Inc.	866,466

			1,304,706

		Iron/Steel: 0.1%
29,600	@@	Gerdau AmeriSteel Corp.	128,168

			128,168

		Leisure Time: 1.0%
43,900	@	WMS Industries, Inc.	1,082,135

			1,082,135

		Machinery — Diversified: 1.6%
9,400		Cognex Corp.	128,122
17,600		Nordson Corp.	571,120
25,204		Wabtec Corp.	972,622

			1,671,864

		Metal Fabricate/Hardware: 0.3%
10,700		Kaydon Corp.	330,095

			330,095

		Miscellaneous Manufacturing: 3.6%
40,900		Actuant Corp.	733,746
19,300		Acuity Brands, Inc.	520,328
15,600		Aptargroup, Inc.	521,664
48,843		Barnes Group, Inc.	654,008
35,750	@	EnPro Industries, Inc.	667,453
75,100	@	Hexcel Corp.	563,250

			3,660,449

		Oil & Gas: 4.2%
26,700	@	Bill Barrett Corp.	597,279
41,100	@	Carrizo Oil & Gas, Inc.	850,770
70,200	@	EXCO Resources, Inc.	538,434
27,600		Holly Corp.	502,044
61,600	@,L	McMoRan Exploration Co.	693,000
47,874	@	Parallel Petroleum Corp.	150,803
15,500		Penn Virginia Corp.	465,465
69,900	@	Petroquest Energy, Inc.	489,999

			4,287,794

		Oil & Gas Services: 2.9%
34,900	@	Allis-Chalmers Energy, Inc.	220,219
12,800		Core Laboratories NV	852,608
31,000	@	Dril-Quip, Inc.	610,080
74,900	@	Key Energy Services, Inc.	355,775
11,600	@	SEACOR Holdings, Inc.	767,108
26,700	@,@@	Willbros Group, Inc	220,809

			3,026,599

		Packaging & Containers: 0.9%
35,900		Bemis Co.	970,018

			970,018

		Pharmaceuticals: 3.7%
143,253	@,L	Akorn, Inc.	234,935
15,900	@	BioMarin Pharmaceuticals, Inc.	270,777
49,568	@	KV Pharmaceutical Co.	227,021
66,200	@,L	Mylan Laboratories	622,942
31,100		Omnicare, Inc.	749,821
27,200	@	Onyx Pharmaceuticals, Inc.	764,320
27,400		Perrigo Co.	942,834

			3,812,650

		Retail: 3.8%
19,500	@	Aeropostale, Inc.	294,840
9,982		Cash America International, Inc.	269,614
38,120	@	Gymboree Corp.	958,718
49,700	@,L	Jo-Ann Stores, Inc.	689,836
18,733	@,L	Panera Bread Co.	832,495
46,700	@,L	PF Chang’s China Bistro, Inc.	874,691

			3,920,194

		Semiconductors: 5.0%
152,000	@	Entegris, Inc.	211,280
46,538	@,L	Formfactor, Inc.	629,659
124,000	@	Integrated Device Technology, Inc.	641,080
87,600		Micrel, Inc.	648,240
42,900	@	MKS Instruments, Inc.	613,899
41,900	@	Monolithic Power Systems, Inc.	400,983
104,500	@	ON Semiconductor Corp.	305,140
88,900	@	Semtech Corp.	1,006,348
78,801	@,@@	Verigy Ltd.	725,757

			5,182,386

		Software: 7.1%
34,455	@	Ansys, Inc.	994,371
72,700		Blackbaud, Inc.	908,750
39,600	@	Commvault Systems, Inc.	405,900
18,800	@	Concur Technologies, Inc.	516,060
98,055	@	Double-Take Software, Inc.	773,654
70,700	@	Informatica Corp.	981,316
98,400	@	Parametric Technology Corp.	1,137,504
58,900	@	Solera Holdings, Inc.	1,152,673
20,300	@	Sybase, Inc.	500,192

			7,370,420

		Telecommunications: 3.0%
95,000		Alaska Communications Systems Group, Inc.	921,500
39,800	@	CommScope, Inc.	449,342
3,100	@	Comtech Telecommunications	147,033
57,800	@	Polycom, Inc.	1,088,374
30,600	@	SBA Communications Corp.	483,174

			3,089,423

		Toys/Games/Hobbies: 0.8%
29,684	@	Marvel Entertainment, Inc.	874,194

			874,194

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING SmallCap Opportunities Fund
as of November 30, 2008 (Unaudited) (continued)

Shares			Value

		Transportation: 2.3%
27,600	@	Genesee & Wyoming, Inc.	$838,488
23,433	@	HUB Group, Inc.	625,661
55,200		Knight Transportation, Inc.	869,952

			2,334,101

		Total Common Stock (Cost $134,858,864)	95,665,893

REAL ESTATE INVESTMENT TRUSTS: 2.0%

		Apartments: 0.6%
15,800		Home Properties, Inc.	616,200

			616,200

		Diversified: 0.9%
14,800		Digital Realty Trust, Inc.	404,928
20,500		Washington Real Estate Investment Trust	542,635

			947,563

		Shopping Centers: 0.5%
14,200	L	Tanger Factory Outlet Centers, Inc.	520,288

			520,288

		Total Real Estate Investment Trusts (Cost $2,535,544)	2,084,051

EXCHANGE-TRADED FUNDS: 3.1%

		Exchange-Traded Funds: 3.1%
65,934		iShares Russell 2000 Growth Index Fund	3,226,151

		Total Exchange-Traded Funds (Cost $3,168,522)	3,226,151

		Total Long-Term Investments (Cost $140,562,930)	100,976,095

SHORT-TERM INVESTMENTS: 10.1%

		Affiliated Mutual Fund: 0.0%
21,000		ING Institutional Prime Money Market Fund — Class I	21,000

		Total Mutual Fund (Cost $21,000)	21,000

Principal
Amount			Value

		Repurchase Agreement: 3.0%
$3,038,000		Morgan Stanley Repurchase Agreement dated 11/28/08, 0.200%, due 12/01/08, $3,038,051 to be received upon repurchase (Collateralized by $4,200,000 Federal Home Loan Bank, 4.700%, Market Value plus accrued interest $4,277,999, due 02/26/15)	$3,038,000

		Total Repurchase Agreement (Cost $3,038,000)	3,038,000

		Securities Lending CollateralCC: 7.1%
7,379,090		Bank of New York Mellon Corp. Institutional Cash Reserves	7,306,506

		Total Securities Lending Collateral (Cost $7,379,090)	7,306,506

		Total Short-Term Investments (Cost $10,438,090)	10,365,506

	Total Investments in Securities
	(Cost $151,001,020)*	108.0%	$111,341,601
	Other Assets and Liabilities - Net	(8.0)	(8,234,628)

	Net Assets	100.0%	$103,106,973

@	Non-income producing security
@@	Foreign Issuer
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at November 30, 2008.

*	Cost for federal income tax purposes is $156,435,142.

Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$1,628,398
Gross Unrealized Depreciation	(46,721,939)

Net Unrealized Depreciation	$(45,093,541)

The following table summarizes the inputs used as of November 30, 2008 in determining the Fund’s investments at fair value for purposes of SFAS 157:

	Investments in	Other Financial
	Securities	Instruments*

Level 1 — Quoted Prices	$100,997,095	$—
Level 2 — Other Significant Observable Inputs	10,344,506	—
Level 3 — Significant Unobservable Inputs	—	—

Total	$111,341,601	$—

“Fair value” for purposes of SFAS 157 is different from “fair value” as used in the 1940 Act. The former generally implies market value, and can include market quotations as a source of value, and the latter refers to determinations of actual value in absence of available market quotations.

*	Other financial instruments may include forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at period end. Swaps and written options are reported at their market value at period end.

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Financial Services Fund
as of November 30, 2008 (Unaudited)

Shares		Value

COMMON STOCK: 89.7%

		Banks: 50.6%
98,600		Associated Banc-Corp.	$2,142,578
269,907		Bank of America Corp.	4,385,989
112,735		Bank of New York Mellon Corp.	3,405,724
67,400		BB&T Corp.	2,019,978
426,600		Citigroup, Inc.	3,536,514
120,800		Comerica, Inc.	2,724,040
48,400		Cullen/Frost Bankers, Inc.	2,623,764
43,573		Goldman Sachs Group, Inc.	3,441,831
232,298		JPMorgan Chase & Co.	7,354,555
81,200		PNC Financial Services Group, Inc.	4,284,924
86,400		Prosperity Bancshares, Inc.	2,852,064
80,100		State Street Corp.	3,373,011
75,000		SunTrust Bank	2,379,750
223,619		US Bancorp.	6,033,241
360,390		Wells Fargo & Co.	10,411,667

			60,969,630

		Commercial Services: 2.0%
46,945		Visa, Inc.	2,467,429

			2,467,429

		Diversified Financial Services: 5.8%
26,593	@@	Deutsche Boerse AG	1,863,662
112,258		Invesco Ltd.	1,408,838
58,091		NYSE Euronext	1,383,147
171,400	@	TD Ameritrade Holding Corp.	2,279,620

			6,935,267

		Insurance: 26.7%
124,445	@@	ACE Ltd.	6,502,251
126,700	@@	Aspen Insurance Holdings Ltd.	2,335,081
95,100		Assurant, Inc.	2,070,327
78,436		Hartford Financial Services Group, Inc.	662,784
88,115		Lincoln National Corp.	1,209,819
104,152		Metlife, Inc.	2,995,412
44,188		Prudential Financial, Inc.	958,880
92,437		Reinsurance Group of America, Inc.	3,752,942
49,400		Stancorp Financial Group, Inc.	1,645,514
144,205		Travelers Cos., Inc.	6,294,548
160,600	@@	Willis Group Holdings Ltd.	3,705,042

			32,132,600

		Savings & Loans: 2.2%
141,585		People’s United Financial, Inc.	2,700,026

			2,700,026

		Software: 2.4%
83,200	@	Fiserv, Inc.	2,840,448

			2,840,448

		Total Common Stock (Cost $148,277,573)	108,045,400

REAL ESTATE INVESTMENT TRUSTS: 4.1%

		Apartments: 1.4%
43,000		Home Properties, Inc.	1,677,000

			1,677,000

		Diversified: 1.8%
38,500		Digital Realty Trust, Inc.	1,053,360
62,100		Liberty Property Trust	1,187,352

			2,240,712

		Office Property: 0.6%
68,600		Douglas Emmett, Inc.	699,720

			699,720

		Regional Malls: 0.3%
29,700		Macerich Co.	399,762

			399,762

		Total Real Estate Investment Trusts (Cost $10,952,320)	5,017,194

		Total Long-Term Investments (Cost $159,229,893)	113,062,594

SHORT-TERM INVESTMENTS: 6.1%

		Affiliated Mutual Fund: 6.1%
7,279,000		ING Institutional Prime Money Market Fund — Class I	7,279,000

		Total Short-Term Investments (Cost $7,279,000)	7,279,000

	Total Investments in Securities
	(Cost $166,508,893)*	99.9%	$120,341,594
	Other Assets and Liabilities - Net	0.1	141,329

	Net Assets	100.0%	$120,482,923

@	Non-income producing security
@@	Foreign Issuer

*	Cost for federal income tax purposes is $167,391,443.

Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$5,731,992
Gross Unrealized Depreciation	(52,781,841)

Net Unrealized Depreciation	$(47,049,849)

The following table summarizes the inputs used as of November 30, 2008 in determining the Fund’s investments at fair value for purposes of SFAS 157:

	Investments in	Other Financial
	Securities	Instruments*

Level 1 — Quoted Prices	$120,341,594	$—
Level 2 — Other Significant Observable Inputs	—	—
Level 3 — Significant Unobservable Inputs	—	—

Total	$120,341,594	$—

“Fair value” for purposes of SFAS 157 is different from “fair value” as used in the 1940 Act. The former generally implies market value, and can include market quotations as a source of value, and the latter refers to determinations of actual value in absence of available market quotations.

*	Other financial instruments may include forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at period end. Swaps and written options are reported at their market value at period end.

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING SmallCap Value Multi-Manager Fund
as of November 30, 2008 (Unaudited)

Shares			Value

COMMON STOCK: 94.8%

		Aerospace/Defense: 0.2%
930	@	Esterline Technologies Corp.	$34,326
480	@	Moog, Inc.	15,446

			49,772

		Agriculture: 0.0%
480		Universal Corp.	15,346

			15,346

		Airlines: 0.4%
2,800	@	Alaska Air Group, Inc.	64,260
1,750	@	JetBlue Airways Corp.	9,170
2,340		Skywest, Inc.	35,568

			108,998

		Apparel: 0.6%
9,800		Cherokee, Inc.	157,682
4,400	@	Quiksilver, Inc.	6,160
1,510	@	Skechers USA, Inc.	18,180

			182,022

		Auto Manufacturers: 0.1%
5,460		Wabash National Corp.	26,918

			26,918

		Auto Parts & Equipment: 0.3%
2,090		Cooper Tire & Rubber Co.	10,011
2,200	@	Lear Corp.	5,214
3,950		Spartan Motors, Inc.	11,771
4,150		Superior Industries International	50,755

			77,751

		Banks: 3.9%
1,400		Ameris Bancorp.	13,384
1,310	@@	Banco Latinoamericano de Exportaciones SA	16,598
20,410		Cathay General Bancorp.	418,813
1,780		Central Pacific Financial Corp.	22,784
3,800		Colonial BancGroup, Inc.	9,538
3,060		Columbia Banking System, Inc.	30,753
730		FirstMerit Corp.	16,060
300		Hancock Holding Co.	12,933
4,250		Hanmi Financial Corp.	9,988
1,900		Heritage Commerce Corp.	23,617
700		International Bancshares Corp.	16,450
830		MB Financial Corp.	21,655
900		Old National Bancorp.	15,462
1,860		PacWest Bancorp	49,476
1,610		Prosperity Bancshares, Inc.	53,146
1,090		Renasant Corp.	21,092
3,850		South Financial Group, Inc.	16,632
2,190		Southwest Bancorp., Inc.	31,295
6,780		Sterling Financial Corp.	36,070
2,500	@	Sun Bancorp, Inc.	19,600
4,140		Susquehanna Bancshares, Inc.	63,259
300	@	SVB Financial Group	12,015
1,030		Trustmark Corp.	20,559
5,030		UCBH Holdings, Inc.	23,339
400		UMB Financial Corp.	19,124
3,840		Umpqua Holdings Corp.	50,842
930		WesBanco, Inc.	24,022
2,000		Whitney Holding Corp.	35,060
1,610		Yadkin Valley Financial Corp.	24,279

			1,127,845

		Building Materials: 2.0%
1,210		Apogee Enterprises, Inc.	9,438
36,825		Gibraltar Industries, Inc.	475,043
1,150	@	Interline Brands, Inc.	10,626
2,540	@	NCI Building Systems, Inc.	38,659
1,810		Quanex Building Products Corp.	16,761
780		Universal Forest Products, Inc.	16,403

			566,930

		Chemicals: 1.2%
83		Ashland, Inc.	793
8,200		Balchem Corp.	213,446
13,300		Ferro Corp.	85,519
680		Olin Corp.	11,138
3,020	@	PolyOne Corp.	8,547
580	@	Rockwood Holdings, Inc.	5,185
680		Sensient Technologies Corp.	16,347
2,100		Spartech Corp.	12,180

			353,155

		Commercial Services: 4.9%
25,395		ABM Industries, Inc.	428,414
1,510	@	Albany Molecular Research, Inc.	14,330
2,090	@	Cross Country Healthcare, Inc.	18,204
1,310	@	First Advantage Corp.	16,467
3,020		Kelly Services, Inc.	35,183
7,300		Landauer, Inc.	419,166
22,600		McGrath Rentcorp	406,348
6,870	@	MPS Group, Inc.	45,479
2,340	@	PHH Corp.	17,831
850	@	Rent-A-Center, Inc.	13,949
4,250	@	Spherion Corp.	9,563

			1,424,934

		Computers: 3.9%
101,800	@	Brocade Communications Systems, Inc.	327,796
9,960	@	Ciber, Inc.	42,728
7,730		Computer Services, Inc.	171,993
2,820		Imation Corp.	37,450
2,860	@	Insight Enterprises, Inc.	11,640
1,610	@	Mentor Graphics Corp.	10,916
3,320	@,@@	Ness Technologies, Inc.	15,637
1,400	@	Perot Systems Corp.	17,472
244,300	@	Quantum Corp.	29,316
1,910	@	Rackable Systems, Inc.	7,621
2,290	@	Radisys Corp.	13,740
190	@	SI International, Inc.	5,803
17,600		Syntel, Inc.	422,752

			1,114,864

		Cosmetics/Personal Care: 3.3%
5,800	@	Chattem, Inc.	420,906
37,700	@	Elizabeth Arden, Inc.	531,570

			952,476

		Distribution/Wholesale: 1.9%
9,131	@	Fossil, Inc.	138,791
10,200		Owens & Minor, Inc.	423,606

			562,397

		Diversified Financial Services: 1.1%
11,600		Financial Federal Corp.	222,952
1,310	@	Knight Capital Group, Inc.	21,681
5,827	@	LaBranche & Co., Inc.	28,552
4,600	@	Ocwen Financial Corp.	37,490

			310,675

		Electric: 1.3%
1,210		Black Hills Corp.	31,230
3,220		Cleco Corp.	75,895
1,210	@	El Paso Electric Co.	21,804
730		Idacorp, Inc.	22,192
980		NorthWestern Corp.	20,247
3,980		PNM Resources, Inc.	41,591

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING SmallCap Value Multi-Manager Fund
as of November 30, 2008 (Unaudited) (continued)

Shares			Value

		Electric (continued)
4,180		Portland General Electric Co.	$76,536
4,390		Westar Energy, Inc.	88,810

			378,305

		Electrical Components & Equipment: 2.3%
22,600		Belden CDT, Inc.	393,692
1,130		Encore Wire Corp.	19,165
15,250	@	General Cable Corp.	251,778
9,460	@	Power-One, Inc.	11,825

			676,460

		Electronics: 1.1%
5,890	@	Benchmark Electronics, Inc.	74,685
480		Brady Corp.	9,912
48,700		Keithley Instruments, Inc.	108,601
6,440	@	Newport Corp.	37,416
2,440	@	TTM Technologies, Inc.	12,468
2,820		Watts Water Technologies, Inc.	63,450

			306,532

		Energy — Alternate Sources: 0.1%
6,440	@	Headwaters, Inc.	36,579

			36,579

		Engineering & Construction: 0.0%
960	@	EMCOR Group, Inc.	15,139

			15,139

		Food: 1.6%
5,040	@	Chiquita Brands International, Inc.	56,196
3,220	@,@@	Fresh Del Monte Produce, Inc.	81,273
1,310		Imperial Sugar Co.	18,379
480	@	Ralcorp Holdings, Inc.	30,029
580		Ruddick Corp.	15,869
31,298	@	Smithfield Foods, Inc.	213,139
1,410	@	TreeHouse Foods, Inc.	33,544
1,410	@	Winn-Dixie Stores, Inc.	21,080

			469,509

		Forest Products & Paper: 4.8%
60,130	@	Buckeye Technologies, Inc.	271,186
99,500	@,@@	Domtar Corp.	139,300
2,190		Glatfelter	20,849
2,640	@	KapStone Paper and Packaging Corp.	11,695
44,000	@@	Sappi Ltd. ADR	235,840
1,410		Schweitzer-Mauduit International, Inc.	26,000
64,950		Wausau Paper Corp.	668,336

			1,373,206

		Gas: 0.7%
870		Atmos Energy Corp.	21,689
580		New Jersey Resources Corp.	23,293
400		Nicor, Inc.	16,312
300		Northwest Natural Gas Co.	14,985
780		Piedmont Natural Gas Co.	26,208
860		Southwest Gas Corp.	22,274
2,190		WGL Holdings, Inc.	79,059

			203,820

		Hand/Machine Tools: 2.9%
17,800		Kennametal, Inc.	332,860
10,940		Lincoln Electric Holdings, Inc.	499,849
480		Regal-Beloit Corp.	16,147

			848,856

		Healthcare — Products: 0.3%
2,340	@	Cardiac Science Corp.	15,280
6,430		Young Innovations, Inc.	73,945

			89,225

		Healthcare — Services: 1.3%
1,030	@	AMERIGROUP Corp.	25,297
1,030	@	Healthsouth Corp.	10,135
1,250	@	Kindred Healthcare, Inc.	13,413
580	@	Magellan Health Services, Inc.	19,053
1,030	@	Medcath Corp.	7,601
3,220	@	RehabCare Group, Inc.	46,851
4,150	@	Res-Care, Inc.	54,158
17,700	@	Skilled Healthcare Group, Inc.	191,514

			368,022

		Home Builders: 0.3%
3,400	@	Beazer Homes USA, Inc.	6,154
2,340		M/I Homes, Inc.	24,664
1,130	@	Meritage Homes Corp.	14,012
1,610		Ryland Group, Inc.	27,322
4,300	@	Standard-Pacific Corp.	8,299

			80,451

		Home Furnishings: 1.7%
4,220		Furniture Brands International, Inc.	13,757
37,300		Hooker Furniture Corp.	248,791
3,600		Kimball International, Inc.	24,084
29,600		Tempur-Pedic International, Inc.	206,904

			493,536

		Household Products/Wares: 4.1%
5,820		American Greetings Corp.	67,046
3,320	@	Helen of Troy Ltd.	51,991
2,290	@	Prestige Brands Holdings, Inc.	17,908
36,700		WD-40 Co.	1,049,620

			1,186,565

		Insurance: 9.7%
2,380		American Equity Investment Life Holding Co.	14,804
1,910	@	American Safety Insurance Holdings Ltd.	17,056
35,016	@@	Aspen Insurance Holdings Ltd.	645,345
13,150		Assurant, Inc.	286,276
1,610		Flagstone Reinsurance Holdings Ltd.	16,551
4,500		Horace Mann Educators Corp.	38,340
2,520	@@	IPC Holdings Ltd.	70,560
1,710	@@	Max Re Capital Ltd.	19,768
4,420		Meadowbrook Insurance Group, Inc.	24,796
1,210	@@	Montpelier Re Holdings Ltd.	16,662
1,490		Odyssey Re Holdings Corp.	67,035
10,400		Phoenix Cos., Inc.	29,640
2,440	@@	Platinum Underwriters Holdings Ltd.	74,981
36,100	@	PMA Capital Corp.	182,305
3,850		Presidential Life Corp.	41,426
400	@	ProAssurance Corp.	21,836
2,540	@	SeaBright Insurance Holdings, Inc.	26,822
700		Selective Insurance Group	16,072
14,700		Stancorp Financial Group, Inc.	489,657
24,350		Tower Group, Inc.	555,424
3,310	@,@@	United America Indemnity Ltd.	42,699
3,020		Validus Holdings Ltd.	70,185
224	@@	Willis Group Holdings Ltd.	5,168
500		Zenith National Insurance Corp.	16,495

			2,789,903

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING SmallCap Value Multi-Manager Fund
as of November 30, 2008 (Unaudited) (continued)

Shares			Value

		Internet: 0.7%
4,740	@	Avocent Corp.	$89,159
3,125	@	Moduslink Global Solutions, Inc.	13,875
3,400	@	Orbitz Worldwide, Inc.	8,262
1,710	@	Perficient, Inc.	5,216
8,020	@	RealNetworks, Inc.	30,476
2,920	@	SonicWALL, Inc.	11,446
2,820	@	TIBCO Software, Inc.	13,649
2,090	@	Vignette Corp.	18,183

			190,266

		Investment Companies: 1.5%
6,002		Apollo Investment Corp.	50,957
55,393		Ares Capital Corp.	275,857
5,860		Hercules Technology Growth Capital, Inc.	37,797
2,010		Kohlberg Capital Corp.	8,241
3,000		PennantPark Investment Corp.	8,850
3,160		Prospect Capital Corp.	39,879

			421,581

		Leisure Time: 0.1%
8,300		Brunswick Corp.	22,493

			22,493

		Machinery — Diversified: 3.5%
1,130		Alamo Group, Inc.	14,227
24,700		Albany International Corp.	379,886
2,820		Briggs & Stratton Corp.	39,706
17,290	@	Kadant, Inc.	259,004
300		Nacco Industries, Inc.	10,950
37,550		Sauer-Danfoss, Inc.	303,780
930	@	Tecumseh Products Co.	10,993

			1,018,546

		Media: 0.2%
3,020		Belo Corp.	5,829
1,910	@	Cox Radio, Inc.	11,078
2,920		EW Scripps Co.	8,556
1,360		Scholastic Corp.	20,767

			46,230

		Metal Fabricate/Hardware: 1.0%
1,660		AM Castle & Co.	15,073
1,610		Mueller Industries, Inc.	37,513
5,310		Mueller Water Products, Inc.	32,710
8,100	@	RBC Bearings, Inc.	184,032
1,840		Worthington Industries	24,435

			293,763

		Mining: 0.4%
8,100	@,L	Century Aluminum Co.	66,015
8,430	@	Coeur d’Alene Mines Corp.	5,732
400		Royal Gold, Inc.	16,000
4,640	@	USEC, Inc.	17,864

			105,611

		Miscellaneous Manufacturing: 7.3%
10,950		Acuity Brands, Inc.	295,212
480		AO Smith Corp.	15,715
14,250		Clarcor, Inc.	457,568
97,377	@	Griffon Corp.	778,999
1,410	@	Lydall, Inc.	7,445
11,000		Matthews International Corp. — Class A	449,130
2,340		Movado Group, Inc.	31,590
4,150		Tredegar Corp.	65,238

			2,100,897

		Oil & Gas: 4.6%
30,100	@	Approach Resources, Inc.	261,569
16,900	@	Bill Barrett Corp.	378,053
480	@	Bronco Drilling Co., Inc.	3,062
48,100	@	Cano Petroleum, Inc.	27,898
34,100	@	Denbury Resources, Inc.	324,973
2,090	@	Harvest Natural Resources, Inc.	13,439
2,090	@	Parker Drilling Co.	6,395
3,320	@	Rosetta Resources, Inc.	25,000
1,310	@	Stone Energy Corp.	21,772
1,710	@	Swift Energy Co.	36,543
73,150	@	Warren Resources, Inc.	243,590

			1,342,294

		Oil & Gas Services: 1.8%
84,700	@@, L	Acergy SA ADR	484,484
1,310	@	Allis-Chalmers Energy, Inc.	8,266
300	@	SEACOR Holdings, Inc.	19,839
2,010	@	Trico Marine Services, Inc.	7,678

			520,267

		Packaging & Containers: 1.1%
11,100		Packaging Corp. of America	165,723
47,550		Temple-Inland, Inc.	150,258

			315,981

		Pharmaceuticals: 1.6%
480	@	Alpharma, Inc.	17,328
1,900		Medicis Pharmaceutical Corp.	23,237
2,640	@	Salix Pharmaceuticals Ltd.	21,384
35,200	@	Sepracor, Inc.	413,952

			475,901

		Pipelines: 0.2%
13,300		Crosstex Energy, Inc.	55,195

			55,195

		Retail: 4.4%
5,560		Asbury Automotive Group, Inc.	27,967
17,100		Bob Evans Farms, Inc.	286,767
7,530		Casey’s General Stores, Inc.	223,265
3,120	@	Chico’s FAS, Inc.	7,956
2,190		Haverty Furniture Cos., Inc.	18,593
830	@	Jo-Ann Stores, Inc.	11,520
3,220		O’Charleys, Inc.	6,826
2,050		Regis Corp.	22,530
3,620	@	Rush Enterprises, Inc. — Class A	31,784
1,510	@	Shoe Carnival, Inc.	14,164
2,010		Sonic Automotive, Inc.	6,472
5,420		Stage Stores, Inc.	31,328
15,900		World Fuel Services Corp.	577,171

			1,266,343

		Savings & Loans: 1.0%
3,420		Abington Bancorp, Inc.	35,226
900		BankFinancial Corp.	9,837
1,310		Berkshire Hills Bancorp., Inc.	37,990
1,680		ESSA Bancorp, Inc.	22,630
1,410		First Niagara Financial Group, Inc.	21,869
2,010		First Place Financial Corp.	8,663
2,460		NewAlliance Bancshares, Inc.	33,899
4,280		Provident Financial Services, Inc.	64,157
3,120		United Financial Bancorp, Inc.	41,122

			275,393

		Semiconductors: 3.6%
4,752	@	Actel Corp.	44,004
1,810	@	Axcelis Technologies, Inc.	1,068
4,730	@	Brooks Automation, Inc.	18,258
13,700	@	Cypress Semiconductor Corp.	51,101
4,206	@	DSP Group, Inc.	24,058
8,310	@	Entegris, Inc.	11,551
2,600	@	Exar Corp.	17,524
116,800	@,@@	GSI Group Inc.	124,976
98,600	@	Mattson Technology, Inc.	177,480
4,250	@	MKS Instruments, Inc.	60,818

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING SmallCap Value Multi-Manager Fund
as of November 30, 2008 (Unaudited) (continued)

Shares			Value

		Semiconductors (continued)
1,510	@	Omnivision Technologies, Inc.	$9,060
2,800	@	Rudolph Technologies, Inc.	9,240
30,730	@	Standard Microsystems Corp.	468,325
3,850	@	Zoran Corp.	28,952

			1,046,415

		Software: 0.8%
18,800	@	American Reprographics Co.	147,204
940	@	Avid Technology, Inc.	11,769
3,220	@	JDA Software Group, Inc.	42,440
2,220	@	SYNNEX Corp.	23,221

			224,634

		Telecommunications: 1.2%
1,270	@	Anaren, Inc.	13,627
300	@	Anixter International, Inc.	8,220
930		Atlantic Tele-Network, Inc.	21,334
2,250		Black Box Corp.	55,080
16,250	@	CommScope, Inc.	183,463
1,910	@	Foundry Networks, Inc.	29,586
2,190	@	Harris Stratex Networks, Inc.	10,928
9,260	@	RF Micro Devices, Inc.	12,316
1,963	@	USA Mobility, Inc.	21,397

			355,951

		Textiles: 0.2%
2,200		G&K Services, Inc.	51,480

			51,480

		Toys/Games/Hobbies: 0.2%
1,810	@	Jakks Pacific, Inc.	32,399
1,730	@	RC2 Corp.	18,390

			50,789

		Transportation: 3.5%
950		Arkansas Best Corp.	25,223
13,030		Landstar System, Inc.	418,784
30,375	@	Marten Transport Ltd.	572,569
2,010	@	YRC Worldwide, Inc.	8,000

			1,024,576

		Total Common Stock (Cost $45,116,417)	27,394,797

REAL ESTATE INVESTMENT TRUSTS: 2.4%

		Apartments: 0.0%
600		American Campus Communities, Inc.	13,434

			13,434

		Diversified: 1.0%
2,310		Colonial Properties Trust	13,098
10,870		Entertainment Properties Trust	266,641
1,410		Lexington Corporate Properties Trust	6,839

			286,578

		Health Care: 0.2%
680		Healthcare Realty Trust, Inc.	13,042
6,330		Medical Properties Trust, Inc.	39,436
1,030		Senior Housing Properties Trust	14,348

			66,826

		Hotels: 0.4%
11,800		Ashford Hospitality Trust, Inc.	18,408
2,080		DiamondRock Hospitality Co.	7,738
6,233		FelCor Lodging Trust, Inc.	10,534
6,340		Hersha Hospitality Trust	22,317
3,310		LaSalle Hotel Properties	29,194
4,250		Sunstone Hotel Investors, Inc.	20,273

			108,464

		Mortgage: 0.2%
7,170		Anthracite Capital, Inc.	21,653
9,760		Northstar Realty Finance Corp.	33,184

			54,837

		Office Property: 0.2%
3,100		BioMed Realty Trust, Inc.	28,892
480		Corporate Office Properties Trust SBI MD	14,261
300		Parkway Properties, Inc.	4,101

			47,254

		Single Tenant: 0.2%
3,360		National Retail Properties, Inc.	45,058
970		Realty Income Corp.	19,584

			64,642

		Storage: 0.1%
1,710		Extra Space Storage, Inc.	15,134
900		U-Store-It Trust	4,950

			20,084

		Warehouse/Industrial: 0.1%
3,320		DCT Industrial Trust, Inc.	14,874
800		First Industrial Realty Trust, Inc.	6,920

			21,794

		Total Real Estate Investment Trusts (Cost $1,632,266)	683,913

EXCHANGE-TRADED FUNDS: 0.3%

		Exchange-Traded Funds: 0.3%
2,000		iShares Russell 2000 Value Index Fund	94,320

		Total Exchange-Traded Funds (Cost $87,734)	94,320

		Total Long-Term Investments (Cost $46,836,417)	28,173,030

SHORT-TERM INVESTMENTS: 4.2%

		Affiliated Mutual Fund: 2.3%
672,220		ING Institutional Prime Money Market Fund — Class I	672,219

		Total Mutual Fund (Cost $672,219)	672,219

Principal
Amount			Value

		Securities Lending CollateralCC: 1.9%
$568,198		Bank of New York Mellon Corp. Institutional Cash Reserves	$547,157

		Total Securities Lending Collateral (Cost $568,198)	547,157

		Total Short-Term Investments (Cost $1,240,417)	1,219,376

	Total Investments in Securities
	(Cost $48,076,834)*	101.8%	$29,392,406
	Other Assets and Liabilities - Net	(1.8)	(528,794)

	Net Assets	100.0%	$28,863,612

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING SmallCap Value Multi-Manager Fund
as of November 30, 2008 (Unaudited) (continued)

@	Non-income producing security
@@	Foreign Issuer
ADR	American Depositary Receipt
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at November 30, 2008.

*	Cost for federal income tax purposes is $48,575,760.

Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$361,330
Gross Unrealized Depreciation	(19,544,684)

Net Unrealized Depreciation	$(19,183,354)

The following table summarizes the inputs used as of November 30, 2008 in determining the Fund’s investments at fair value for purposes of SFAS 157:

	Investments in	Other Financial
	Securities	Instruments*
Level 1 — Quoted Prices	$28,845,249	$—
Level 2 — Other Significant Observable Inputs	547,157	—
Level 3 — Significant Unobservable Inputs	—	—

Total	$29,392,406	$—

“Fair value” for purposes of SFAS 157 is different from “fair value” as used in the 1940 Act. The former generally implies market value, and can include market quotations as a source of value, and the latter refers to determinations of actual value in absence of available market quotations.
* Other financial instruments may include forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at period end. Swaps and written options are reported at their market value at period end.

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Value Choice Fund
as of November 30, 2008 (Unaudited)

Shares			Value

COMMON STOCK: 78.7%

		Agriculture: 0.8%
261,337	@@,L	Cresud SACIF y A ADR	$1,662,103

			1,662,103

		Auto Manufacturers: 1.8%
882,300	@@,L	Tata Motors Ltd. ADR	4,014,465

			4,014,465

		Auto Parts & Equipment: 0.8%
59,300	@@	Magna International, Inc.	1,666,923

			1,666,923

		Banks: 2.4%
5,000	@@	ICICI Bank Ltd. ADR	71,200
417,100	@@	Sumitomo Trust & Banking Co., Ltd. ADR	1,864,437
255,710	@,@@	UBS AG	3,257,745

			5,193,382

		Biotechnology: 1.0%
37,700	@	Amgen, Inc.	2,093,858

			2,093,858

		Chemicals: 0.8%
56,100		Mosaic Co.	1,702,635

			1,702,635

		Coal: 4.2%
396,770		Arch Coal, Inc.	6,102,323
67,100		Consol Energy, Inc.	1,943,887
50,500		Peabody Energy Corp.	1,183,215

			9,229,425

		Distribution/Wholesale: 2.1%
169,900	@	Ingram Micro, Inc.	1,829,823
159,005	@	Tech Data Corp.	2,773,047

			4,602,870

		Electric: 6.7%
34,920		Ameren Corp.	1,242,454
267,200	@@,L	Centrais Eletricas Brasileiras SA ADR — Class B	2,816,929
69,200		Idacorp, Inc.	2,103,680
448,800	@@	Korea Electric Power Corp. ADR	4,173,840
162,000	L	Mirant Corp.	—
421,000		PNM Resources, Inc.	4,399,450

			14,736,353

		Engineering & Construction: 1.2%
137,900	@	Shaw Group, Inc.	2,537,360

			2,537,360

		Environmental Control: 2.0%
406,846	@	Allied Waste Industries, Inc.	4,369,526

			4,369,526

		Food: 6.4%
494,600	@	Smithfield Foods, Inc.	3,368,226
860,200		Tyson Foods, Inc.	5,771,942
472,200	L	Whole Foods Market, Inc.	4,995,876

			14,136,044

		Forest Products & Paper: 0.8%
267,400	@,@@,	AbitibiBowater, Inc.	184,506
	L
1,119,200	@,@@	Domtar Corp.	1,566,880

			1,751,386

		Healthcare — Services: 2.4%
341,000	@	Health Net, Inc.	3,072,410
71,100	@	Humana, Inc.	2,149,353

			5,221,763

		Home Builders: 0.6%
154,300	@@	Sekisui House Ltd. ADR	1,235,943

			1,235,943

		Insurance: 0.5%
75,900		CNA Financial Corp.	1,044,384

			1,044,384

		Internet: 1.9%
321,500	@	eBay, Inc.	4,221,295

			4,221,295

		Machinery — Diversified: 1.3%
119,800	@	AGCO Corp.	2,949,476

			2,949,476

		Media: 2.1%
116,000		Scholastic Corp.	1,771,320
172,185	@	Viacom — Class B	2,741,185

			4,512,505

		Mining: 21.7%
128,000	@@,L	Alumina Ltd. ADR	430,080
733,600	@,@@,	Apex Silver Mines Ltd.	594,216
	L
671,667	@,@@	Banro Corp.	523,900
337,900	@@	Barrick Gold Corp.	9,954,534
49,200	@@	Cameco Corp.	847,716
1,254,500	@,@@,	Crystallex International Corp.	188,175
	L
316,000	@,@@	Gammon Gold, Inc.	957,480
557,000	@@	Gold Fields Ltd. ADR	4,578,540
318,200	@	Gold Reserve, Inc.	105,006
398,925	@,@@	Ivanhoe Mines Ltd.	941,463
472,700	@@,L	Kinross Gold Corp.	6,972,325
480,263	@,@@,	Lihir Gold Ltd. ADR	7,285,589
	L
369,700		Newmont Mining Corp.	12,440,405
172,500	@,@@,	Novagold Resources, Inc.	98,325
	L
4,555,397	@,@@	Orezone Resources, Inc.	683,310
8,700	@,@@,	Silver Standard Resources, Inc.	89,175
	L
225,800	@,L	USEC, Inc.	869,330

			47,559,569

		Miscellaneous Manufacturing: 0.0%
239,300	@	Geovic Mining Corp.	122,043

			122,043

		Oil & Gas: 5.8%
40,100		Chevron Corp.	3,168,301
48,000		ConocoPhillips	2,520,960
70,500	@@	Nexen, Inc.	1,363,470
41,400	@@	Petro-Canada	1,037,070
96,900		Pioneer Natural Resources Co.	1,945,752
59,000	@@	Suncor Energy, Inc.	1,264,960
86,400		Tesoro Petroleum Corp.	794,016
159,100	@	Warren Resources, Inc.	529,803

			12,624,332

		Oil & Gas Services: 2.0%
273,500	L	BJ Services Co.	3,279,265
38,800	@@,L	Technip SA ADR	1,188,832

			4,468,097

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Value Choice Fund
as of November 30, 2008 (Unaudited) (continued)

Shares			Value

		Pharmaceuticals: 2.3%
187,090		Pfizer, Inc.	$3,073,889
56,200		Wyeth	2,023,762

			5,097,651

		Retail: 0.2%
183,700	@	Office Depot, Inc.	361,889

			361,889

		Savings & Loans: 0.0%
139,179		Washington Mutual, Inc.	6,820

			6,820

		Semiconductors: 0.1%
454,600	@	Axcelis Technologies, Inc.	268,214

			268,214

		Software: 0.8%
366		CA, Inc.	6,163
86,850		Microsoft Corp.	1,756,107

			1,762,270

		Telecommunications: 6.0%
62,300	@@,L	KT Corp. ADR	706,482
180,300	@@	Nippon Telegraph & Telephone Corp. ADR	3,957,585
742,300		Sprint Nextel Corp.	2,071,017
166,700	@@	TELUS Corp.	4,794,292
6,900	@@,L	Tim Participacoes SA ADR	118,680
103,000	@@,L	Turkcell Iletisim Hizmet AS ADR	1,419,340
7,725	@,@@,	Vivo Participacoes SA ADR	95,867
	L

			13,163,263

		Total Common Stock (Cost $300,939,598)	172,315,844

PREFERRED STOCK: 1.8%

		Telecommunications: 1.8%
14,500	P	Lucent Technologies Capital Trust I	3,923,990

		Total Preferred Stock (Cost $12,789,375)	3,923,990

WARRANTS: 0.0%

		Mining: 0.0%
193,380		Banro Corp.	135,366

		Total Warrants (Cost $-)	135,366

Principal
Amount			Value

CORPORATE BONDS/NOTES: 17.1%

		Airlines: 1.5%
$4,504,000	C	JetBlue Airways Corp., 3.750%, due 03/15/35	$3,361,110

			3,361,110

		Environmental Control: 2.8%
6,936,000	C,L	Allied Waste North America, Inc., 4.250%, due 04/15/34	6,216,390

			6,216,390

		Machinery — Diversified: 2.6%
9,744,000	+,C	Albany International Corp., 2.250%(step rate 3.250%), due 03/15/26	5,614,980

			5,614,980

		Mining: 2.8%
379,000	@@,C	Apex Silver Mines Ltd., 2.875%, due 03/15/24	31,268
7,944,000	C	Coeur d’Alene Mines Corp., 1.250%, due 01/15/24	2,869,770
1,817,000	@@,C	Gold Reserve, Inc., 5.500%, due 06/15/22	542,829
7,831,000		USEC, Inc., 3.000%, due 10/01/14	2,750,639

			6,194,506

		Miscellaneous Manufacturing: 1.9%
2,184,000	C	Griffon Corp., 4.000%, due 07/18/23	1,788,150
4,572,000	C	Trinity Industries, Inc., 3.875%, due 06/01/36	2,280,285

			4,068,435

		Pharmaceuticals: 2.6%
10,947,000	C	Omnicare, Inc., 3.250%, due 12/15/35	5,760,859

			5,760,859

		Semiconductors: 1.3%
4,935,000		Credence Systems Corp., 3.500%, due 05/15/10	2,553,863
1,700,000	@@	Qimonda Finance, LLC, 6.750%, due 03/22/13	199,750

			2,753,613

		Telecommunications: 1.6%
6,248,000		NII Holdings, Inc., 3.125%, due 06/15/12	3,491,070

			3,491,070

		Total Corporate Bonds/Notes (Cost $57,529,047)	37,460,963

		Total Long-Term Investments (Cost $371,258,020)	213,836,163

SHORT-TERM INVESTMENTS: 11.0%

		Securities Lending CollateralCC: 11.0%
24,147,362		Bank of New York Mellon Corp. Institutional Cash Reserves	24,034,828

		Total Short-Term Investments (Cost $24,147,362)	24,034,828

	Total Investments in Securities
	(Cost $395,405,382)*	108.6%	$237,870,991
	Other Assets and Liabilities - Net	(8.6)	(18,831,504)

	Net Assets	100.0%	$219,039,487

@	Non-income producing security
@@	Foreign Issuer
ADR	American Depositary Receipt
+	Step-up basis bonds. Interest rates shown reflect current and next coupon rates.
C	Bond may be called prior to maturity date.
P	Preferred Stock may be called prior to convertible date.
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at November 30, 2008.
*	Cost for federal income tax purposes is $396,748,280.
Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$1,417,023
Gross Unrealized Depreciation	(160,294,312)

Net Unrealized Depreciation	$(158,877,289)

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Value Choice Fund
as of November 30, 2008 (Unaudited) (continued)

The following table summarizes the inputs used as of November 30, 2008 in determining the Fund’s investments at fair value for purposes of SFAS 157:

	Investments in	Other Financial
	Securities	Instruments*
Level 1 — Quoted Prices	$168,015,369	$—
Level 2 — Other Significant Observable Inputs	69,855,622	—
Level 3 — Significant Unobservable Inputs	—	—

Total	$237,870,991	$—

“Fair value” for purposes of SFAS 157 is different from “fair value” as used in the 1940 Act. The former generally implies market value, and can include market quotations as a source of value, and the latter refers to determinations of actual value in absence of available market quotations.
* Other financial instruments may include forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at period end. Swaps and written options are reported at their market value at period end.

See Accompanying Notes to Financial Statements

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited)

BOARD CONSIDERATION AND RE-APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY CONTRACTS

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) provides that, after an initial period, the Funds’ existing investment advisory and sub-advisory contracts will remain in effect only if the Board of Trustees (the “Board”) of ING Equity Trust (the “Trust”), including a majority of Board members who have no direct or indirect interest in the advisory and sub-advisory contracts, and who are not “interested persons” of the Funds, as such term is defined under the 1940 Act (the “Independent Trustees”), annually review and approve them. Thus, at a meeting held on November 14, 2008, the Board, including a majority of the Independent Trustees, considered whether to renew the investment advisory contracts (the “Advisory Contracts”) between ING Investments, LLC (the “Adviser”) and the sub-advisory contracts (“Sub-Advisory Contracts”) with the sub-adviser to each Fund (the “Sub-Advisers”).

The Independent Trustees also held separate meetings on October 24 and November 12, 2008 to consider the renewal of the Advisory Contracts and Sub-Advisory Contracts. As a result, subsequent references herein to factors considered and determinations made by the Independent Trustees include, as applicable, factors considered and determinations made on those earlier dates by the Independent Trustees.

At its November 14, 2008 meeting, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Funds. In reaching these decisions, the Board took into account information furnished to it throughout the year at regular meetings of the Board and the Board’s committees, as well as information prepared specifically in connection with the annual renewal process. Determinations by the Independent Trustees also took into account various factors that they believed, in light of the legal advice furnished to them by K&L Gates LLP (“K&L Gates”), their independent legal counsel, and their own business judgment, to be relevant. Further, while the Advisory Contracts and Sub-Advisory Contracts for all the Funds were considered at the same Board meeting, the Trustees considered each Fund’s advisory and sub-advisory relationships separately.

Provided below is an overview of the Board’s contract approval process in general, as well as a discussion of certain specific factors that the Board considered at its renewal meeting. While the Board gave its attention to the information furnished, at its request, that was most relevant to its considerations, discussed below are a number of the primary factors relevant to the Board’s consideration as to whether to renew the Advisory and Sub-Advisory Contracts for the one-year period ending November 30, 2009. Each Board member may have accorded different weight to the various factors in reaching his or her conclusions with respect to each Fund’s advisory and sub-advisory arrangements.

Overview of the Contract Renewal and Approval Process

Several years ago, the Independent Trustees instituted a revised process by which they seek and consider relevant information when they decide whether to approve new or existing advisory and sub-advisory arrangements for the investment companies in the ING Funds complex under their jurisdiction, including the Funds’ existing Advisory and Sub-Advisory Contracts. Among other actions, the Independent Trustees: retained the services of independent consultants with experience in the mutual fund industry to assist the Independent Trustees in working with the personnel employed by the Adviser or its affiliates who administer the Funds (“Management”) to identify the types of information presented to the Board to inform its deliberations with respect to advisory and sub-advisory relationships and to help evaluate that information; established a specific format in which certain requested information is provided to the Board; and determined the process for reviewing such information in connection with Advisory and Sub-Advisory Contract renewals and approvals. The end result was an enhanced process which is currently employed by the Independent Trustees to review and analyze information in connection with their annual renewal of the ING Funds’ advisory and sub-advisory contracts, as well as their review and approval of new advisory relationships.

Since the current renewal and approval process was first implemented, the Board’s membership has changed substantially through periodic retirements of some Trustees and the appointment and election of new Trustees. In addition, throughout this period the Independent Trustees have reviewed and refined the renewal and approval process at least annually. The Board also established a Contracts Committee and two Investment Review Committees, including the Domestic Equity Funds Investment Review Committee (the “DE IRC”). Among other matters, the Contracts

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

Committee provides oversight with respect to the contracts renewal process, and each Fund is assigned to the DE IRC, which provides oversight regarding, among other matters, investment performance.

The type and format of the information provided to the Board or to legal counsel for the Independent Trustees in connection with the contract approval and renewal process has been codified in the Funds’ 15(c) Methodology Guide. This Guide was developed under the direction of the Independent Trustees and sets out a blueprint pursuant to which the Independent Trustees request certain information that they deem important to facilitate an informed review in connection with initial and annual approvals of advisory and sub-advisory contracts.

Management provides certain of the information requested by the 15(c) Methodology Guide in Fund Analysis and Comparison Tables (“FACT sheets”) prior to the Independent Trustees’ review of advisory and sub-advisory arrangements (including the Funds’ Advisory and Sub-Advisory Contracts). The Independent Trustees previously retained an independent firm to verify and test the accuracy of certain FACT sheet data for a representative sample of funds in the ING Funds complex. In addition, in 2007 and 2008, the Contracts Committee employed the services of an independent consultant to assist in its review and analysis of, among other matters, the 15(c) Methodology Guide, the content and format of the FACT sheets, and proposed selected peer groups of investment companies (“SPGs”) to be used by the Funds for certain comparison purposes during the renewal process.

As part of an ongoing process, the Contracts Committee recommends or considers recommendations from Management for refinements to the 15(c) Methodology Guide and other aspects of the review process, and the Board’s Investment Review Committees (including the DE IRC) review benchmarks used to assess the performance of the funds in the ING Funds complex. The Investment Review Committees may apply a heightened level of scrutiny in cases where performance has lagged an ING Fund’s relevant benchmark and/or SPG.

The Board employed its process for reviewing contracts when considering the renewals of the Funds’ Advisory and Sub-Advisory Contracts that would be effective through November 30, 2009. Set forth below is a discussion of many of the Board’s primary considerations and conclusions resulting from this process.

Nature, Extent and Quality of Service

In determining whether to approve the Advisory and Sub-Advisory Contracts for the Funds for the year ending November 30, 2009, the Independent Trustees received and evaluated such information as they deemed necessary regarding the nature, extent and quality of services provided to the Funds by the Adviser and each Sub-Adviser. This included information regarding the Adviser and Sub-Advisers provided throughout the year at regular meetings of the Board and its committees, as well as information furnished in connection with the contract renewal meetings.

The materials requested by and provided to the Board and/or to K&L Gates prior to the November 14, 2008 Board meeting included, among other information, the following items for each Fund: (1) FACT sheets that provided information regarding the performance and expenses of the Fund and other similarly managed funds in its SPG, as well as information regarding the Fund’s investment portfolio, objective and strategies; (2) reports providing risk and attribution analyses of the Fund; (3) the 15(c) Methodology Guide, which describes how the FACT sheets were prepared, including the manner in which each Fund’s benchmark and SPG were selected and how profitability was determined; (4) responses from the Adviser and the Sub-Advisers to a series of questions posed by K&L Gates on behalf of the Trustees; (5) copies of the forms of Advisory Contract and Sub-Advisory Contract; (6) copies of the Forms ADV for the Adviser and each Sub-Adviser; (7) financial statements for the Adviser and each Sub-Adviser; (8) a draft of a narrative summary addressing key factors the Board customarily considers in evaluating the renewals of the ING Funds’ (including the Funds’) advisory contracts and sub-advisory contracts, including a written analysis for each Fund of how performance, fees and expenses compare to its SPG and/or designated benchmark; (9) independent analyses of Fund performance by the Trust’s Chief Investment Risk Officer; (10) information regarding net asset flows into and out of the Fund; and (11) other information relevant to the Board’s evaluations.

For each Fund, Class A shares were used for purposes of certain comparisons between the Fund and its SPG. Class A shares generally were selected so that a Fund’s share class with the longest performance

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

history was compared to the analogous class of shares for each fund in its SPG. The mutual funds included in the Funds’ SPGs were selected based upon criteria designed to mirror the Fund share class being compared to the SPG.

In arriving at its conclusions with respect to the Advisory Contracts, the Board was mindful of the “manager-of-managers” platform of the ING Funds that has been developed by Management. The Board also considered the techniques that the Adviser has developed, at the Board’s direction, to screen and perform due diligence on the Sub-Advisers that are recommended to the Board to manage the investment portfolios of the funds in the ING Funds complex. The Board noted the resources that the Adviser has committed to the Board and the DE IRC to assist the Board and the DE IRC with their assessment of the investment performance of the Funds on an ongoing basis throughout the year. This includes the appointment of a Chief Investment Risk Officer and his staff, who report directly to the Board and who have developed attribution analyses and other metrics used by the Board’s Investment Review Committees to analyze the key factors underlying investment performance for the funds in the ING Funds complex.

The Board also noted the techniques used by the Adviser to monitor the performance of the Sub-Advisers and the proactive approach that the Adviser, working in cooperation with the DE IRC, has taken to advocate or recommend, when it believed appropriate, changes designed to assist in improving the Funds’ performance.

In considering the Funds’ Advisory Contracts, the Board also considered the extent of benefits provided to the Funds’ shareholders, beyond advisory services, from being part of the ING family of funds. This includes, in most cases, the right to exchange or transfer investments, without a sales charge, between the same class of shares of such funds or among ING Funds available on a product platform, and the wide range of ING Funds available for exchange or transfer. The Board also took into account the Adviser’s efforts in recent years to reduce the expenses of the ING Funds through renegotiated arrangements with the ING Funds’ service providers.

Further, the Board received periodic reports showing that the investment policies and restrictions for each Fund were consistently complied with and other periodic reports covering matters such as compliance by Adviser and Sub-Adviser personnel with codes of ethics. The Board considered reports from the Trust’s Chief Compliance Officer (“CCO”) evaluating whether the regulatory compliance systems and procedures of the Adviser and Sub-Advisers are reasonably designed to assure compliance with the federal securities laws, including those related to, among others, late trading and market timing, best execution, fair value pricing, proxy voting and trade allocation practices. The Board also took into account the CCO’s annual and periodic reports and recommendations with respect to service provider compliance programs. In this regard, the Board also considered the policies and procedures developed by the CCO in consultation with the Board’s Compliance Committee that guide the CCO’s compliance oversight function.

The Board reviewed the level of staffing, quality and experience of each Fund’s portfolio management team. The Board took into account the respective resources and reputations of the Adviser and each Sub-Adviser, and evaluated the ability of the Adviser and each Sub-Adviser to attract and retain qualified investment advisory personnel. The Board also considered the adequacy of the resources committed to the Funds (and other relevant funds in the ING Funds complex) by the Adviser and each Sub-Adviser, and whether those resources are commensurate with the needs of the Funds and are sufficient to sustain appropriate levels of performance and compliance needs.

Based on their deliberations and the materials presented to them, the Board concluded that the advisory and related services provided by the Adviser and each Sub-Adviser are appropriate in light of the Funds’ operations, the competitive landscape of the investment company business, and investor needs, and that the nature and quality of the overall services provided by the Adviser and each Sub-Adviser were appropriate.

Fund Performance

In assessing advisory and sub-advisory relationships, the Board placed emphasis on the net investment returns of each Fund. While the Board considered the performance reports and discussions with portfolio managers at Board and committee meetings during the year, particular attention in assessing performance was given to the FACT sheets furnished in connection with the renewal process. The FACT sheet prepared for each Fund included its investment performance compared to the Fund’s

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

Morningstar category median, Lipper category median, SPG and primary benchmark. The FACT sheet performance data was as of June 30, 2008. In addition, the Board also considered at its November 14, 2008 meeting certain additional data regarding performance and Fund asset levels as of October 31, 2008. The Board’s findings specific to each Fund’s performance are discussed under “Fund-by-Fund Analysis” below.

Economies of Scale

When evaluating the reasonableness of advisory fee rates, the Board also considered whether economies of scale will be realized by the Adviser as a Fund grows larger and the extent to which any such economies are reflected in contractual fee rates. In this regard, the Board noted any breakpoints in advisory fee schedules that resulted in a lower advisory fee rate because a Fund achieved sufficient asset levels to receive a breakpoint discount. In the case of sub-advisory fees, the Board considered that breakpoints would inure to the benefit of the Adviser, except to the extent that there are corresponding advisory fee breakpoints or waivers. For a Fund that did not have advisory fee breakpoints, but did benefit from waivers or reimbursements of advisory or other fees, the Board also considered the extent to which economies of scale could be realized through waivers, reimbursements or expense reductions.

In evaluating economies of scale, the Independent Trustees also considered prior periodic management reports and industry information on this topic, and the Independent Trustees who were Board members at that time also considered a November 2006 evaluation and analysis presented to them by an independent consultant regarding fee breakpoint arrangements and economies of scale.

The Board also considered that many of the Funds had experienced material declines in assets, especially during October 2008, due to general market declines precipitated by the credit crises and other generally adverse market developments. As a result of these asset declines, the Board considered that there were fewer opportunities to realize economies of scale.

Information Regarding Services to Other Clients

The Board requested and considered information regarding the nature of services and fee rates offered by the Adviser and the Sub-Advisers to other clients, including other registered investment companies and institutional accounts. When fee rates offered to other clients differed materially from those charged to the Funds, the Board considered any underlying rationale provided by the Adviser or Sub-Advisers for these differences. For unaffiliated Sub-Advisers, the Board did not view this information as being a key factor in its deliberations because of the arms-length nature of negotiations between the Adviser and unaffiliated Sub-Advisers with respect to sub-advisory fee rates. The Board also noted that the fee rates charged to the Funds and other institutional clients of the Adviser or a Sub-Adviser (including other investment companies) may differ materially due to, among other reasons: differences in services; different regulatory requirements associated with registered investment companies, such as the Funds, as compared to non-registered investment company clients; market differences in fee rates that existed when a Fund first was organized; differences in the original sponsors of Funds that now are managed by the Adviser; investment capacity constraints that existed when certain contracts were first agreed upon or that might exist at present; and different pricing structures that are necessary to be competitive in different marketing channels.

Fee Rates and Profitability

The Board reviewed and considered each contractual investment advisory fee rate, combined with the administrative fee rate, payable by each Fund to the Adviser. The Board also considered the contractual sub-advisory fee rate payable by the Adviser to each Sub-Adviser for sub-advisory services for each Fund. In addition, the Board considered fee waivers and expense limitations applicable to the fees payable by the Funds.

The Board considered the fee structure of each Fund as it relates to the services provided under the contracts and the potential fall-out benefits to the Adviser and Sub-Advisers and their respective affiliates from their association with the Funds. For each Fund, the Board determined that the fees payable to the Adviser and the relevant Sub-Adviser are reasonable for the services that each performs, which were considered in light of the nature and quality of the services that each has performed and is expected to perform.

For each Fund, the Board considered information on revenues, costs and profits realized by the Adviser, which was prepared by Management in accordance with the allocation methodology (including related

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

assumptions) specified in the 15(c) Methodology Guide. In analyzing the profitability of the Adviser in connection with its services to a Fund, the Board took into account the sub-advisory fee rate payable by the Adviser to each Sub-Adviser. The Board also considered information that it requested and was provided by Management with respect to the profitability of service providers affiliated with the Adviser, as well as information provided by certain Sub-Advisers with respect to their profitability. In the case of non-affiliated Sub-Advisers, the Board gave less weight to profitability considerations, or did not view this data as imperative to its deliberations, given the arm’s-length nature of the relationship between the Adviser and these Sub-Advisers with respect to the negotiation of sub-advisory fee rates. Further, the Board considered that the decline in asset levels of many Funds caused by recent adverse economic conditions was likely to cause a similar decline in any profits realized by the Adviser and Sub-Advisers.

The Board determined that it had requested and received sufficient information to gain a reasonable understanding regarding the Adviser’s and affiliated Sub-Advisers’ profitability. The Board also recognized that profitability analysis is not an exact science and there is no uniform methodology for determining profitability for this purpose. In this context, the Board realized that Management’s calculations regarding its costs incurred in establishing the infrastructure necessary for the Funds’ operations may not be fully reflected in the expenses allocated to each Fund in determining profitability, and that the information presented may not portray all of the costs borne by Management or capture Management’s entrepreneurial risk associated with offering and managing a mutual fund complex in the current regulatory and market environment.

Based on the information on revenues, costs, and profitability considered by the Board, and after considering the factors described in this section, the Board concluded that the profits, if any, realized by the Adviser and each Sub-Adviser were not excessive. In making its determinations, the Board based its conclusions on the reasonableness of the advisory and sub-advisory fees of the Advisers and Sub-Advisers primarily on the factors described for each Fund below.

Fund-by-Fund Analysis

The following paragraphs outline certain of the specific factors that the Board considered, and the conclusions reached, at its November 14, 2008 meeting in relation to renewing each Fund’s current Advisory and Sub-Advisory Contracts for the year ending November 30, 2009. These specific factors are in addition to those considerations discussed above. In each case, the Fund’s performance was compared to its Morningstar category median and its primary benchmark, a broad-based securities market index that appears in the Fund’s prospectus. With respect to Morningstar quintile rankings, the first quintile represents the highest (best) performance and the fifth quintile represents the lowest performance. Each Fund’s management fee and expense ratio were compared to the fees and expense ratios of the funds in its SPG.

ING Financial Services Fund

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Financial Services Fund, the Board considered that, based on performance data for the periods ended June 30, 2008: (1) the Fund outperformed its Morningstar category median for all periods presented, with the exception of the most recent calendar quarter and one-year periods, during which it underperformed; (2) the Fund outperformed its primary benchmark for all periods presented; and (3) the Fund is ranked in the second quintile of its Morningstar category for the year-to-date period, and the third quintile for all other periods.

In analyzing this performance data, the Board took into account that the Board, at its September 2008 meeting, had approved the merger of the Fund into the ING Growth and Income Fund, and that this merger is expected to occur in the first calendar quarter of 2009 if approved by the Fund’s shareholders.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Fund and its shareholders from breakpoint discounts applicable to the Fund’s advisory fees, which result in lower fees at higher asset levels; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Fund, as compared to its SPG, including that: (a) the management fee for the Fund is above the median and the average management fees

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

of the funds in its SPG; and (b) the expense ratio for the Fund is below the median and the average expense ratios of the funds in its SPG.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ending November 30, 2009. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Fundamental Research Fund

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Fundamental Research Fund, the Board considered that, based on performance data for the periods ended June 30, 2008: (1) the Fund outperformed its Morningstar category median for all periods presented; (2) the Fund outperformed its primary benchmark for all periods presented; and (3) the Fund is ranked in the first (highest) quintile of its Morningstar category for the most recent calendar quarter, the second quintile for the one-year period, and the third quintile for the year-to-date period.

In analyzing this performance data, the Board took into account that the Board, at its September 2008 meeting, had approved the merger of the Fund into ING Growth and Income Fund, and that this merger is expected to occur in the first calendar quarter of 2009 if approved by the Fund’s shareholders.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Fund; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Fund, as compared to its SPG, including that: (a) the management fee (inclusive of 0.10% administration fee) for the Fund is below the median and above the average management fees of the funds in its SPG; and (b) the expense ratio for the Fund is below the median and the average expense ratios of the funds in its SPG.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ending November 30, 2009. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING LargeCap Growth Fund

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING LargeCap Growth Fund, the Board considered that, based on performance data for the periods ended June 30, 2008: (1) the Fund outperformed its Morningstar category median for all periods presented, with the exception of the three-year period, during which it underperformed; (2) the Fund outperformed its primary benchmark for all periods presented, with the exception of the three-year period, during which it underperformed; and (3) the Fund is ranked in the first (highest) quintile of its Morningstar category median for the most recent calendar quarter, the second quintile for the year-to-date, one-year, five-year, and ten-year periods, and the third quintile for the three-year period.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Fund; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Fund, as compared to its SPG, including that: (a) the management fee (inclusive of the advisory fee and a 0.10% administration fee) for the Fund is above the

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

median and the average management fees of the funds in its SPG; and (b) the expense ratio for the Fund is above the median and the average expense ratios of the funds in its SPG.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ending November 30, 2009. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING MidCap Opportunities Fund

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING MidCap Opportunities Fund, the Board considered that, based on performance data for the periods ended June 30, 2008: (1) the Fund outperformed its Morningstar category median for all periods presented, with the exception of the most recent calendar quarter, during which it underperformed; (2) the Fund outperformed its primary benchmark for all periods presented, with the exception of the most recent calendar quarter, during which it underperformed; and (3) the Fund is ranked in the first (highest) quintile of its Morningstar category for the one-year and three-year periods, the second quintile for the year-to-date and five-year periods, and the fourth quintile for the most recent calendar quarter.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Fund, as compared to its SPG, including that: (a) the management fee (inclusive of 0.10% administration fee) for the Fund is above the median and the average management fees of the funds in its SPG; and (b) the expense ratio for the Fund is equal to the median and below the average expense ratios of the funds in its SPG.

In analyzing this fee data, the Board took into account: (1) in January 2008, at the Board’s direction, Management lowered the Fund’s advisory fees and raised its expense limits; and (2) Management’s representation that in June 2008 a new class of shares was added to the Fund and this can be expected to increase assets in the Fund.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ending November 30, 2009. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Opportunistic LargeCap Fund

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Opportunistic LargeCap Fund, the Board considered that, based on performance data for the periods ended June 30, 2008: (1) the Fund underperformed its Morningstar category median for all periods presented; (2) the Fund underperformed its primary benchmark for all periods presented; and (3) the Fund is ranked in the fourth quintile of its Morningstar category for the most recent calendar quarter, and the fifth (lowest) quintile for the year-to-date and one-year periods.

In analyzing this performance data, the Board took into account that the Fund launched in April 2006, and therefore had a limited operating history for the purpose of analyzing its performance. The Board noted that the Fund employs a quantitative investment management strategy that is difficult to manage in the current volatile markets. The Board determined to monitor closely the performance of the Fund.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Fund, the Board took

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Fund; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Fund, as compared to its SPG, including that: (a) the management fee (inclusive of 0.10% administration fee) for the Fund is equal to the median and below the average management fees of the funds in its SPG; and (b) the expense ratio for the Fund is below the median and the average expense ratios of the funds in its SPG.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund was launched in April 2006, and it is reasonable to permit the Fund to establish a longer operating history for the purposes of evaluating performance; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ending November 30, 2009. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Real Estate Fund

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Real Estate Fund, the Board considered that, based on performance data for the periods ended June 30, 2008: (1) the Fund outperformed its Morningstar category median for all periods presented; (2) the Fund outperformed its primary benchmark for all periods presented; and (3) the Fund is ranked in the first (highest) quintile of its Morningstar category for the most recent calendar quarter, year-to-date, and one-year periods and the second quintile for the three-year and five-year periods.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING Real Estate Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Fund, as compared to its SPG, including that: (a) the management fee (inclusive of the 0.10% administration fee) for the Fund is below the median and the average management fees of the funds in its SPG; and (b) the expense ratio for the Fund is below the median and the average expense ratios of the funds in its SPG.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ending November 30, 2009. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING SmallCap Opportunities Fund

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for the ING SmallCap Opportunities Fund, the Board considered that, based on performance data for the periods ended June 30, 2008: (1) the Fund outperformed its Morningstar category median for all periods presented, with the exception of the ten-year period, during which it underperformed; (2) the Fund outperformed its primary benchmark for all periods presented, with the exception of the most recent calendar quarter, during which it underperformed; and (3) the Fund is ranked in the first (highest) quintile of its Morningstar category for the year-to-date, one-year, and three-year periods, the second quintile for the most recent calendar quarter and five-year periods, and the third quintile for the ten-year period.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a breakpoint fee

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Fund; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Fund, as compared to its SPG, including that: (a) the management fee (inclusive of a 0.10% administration fee) for the Fund is above the median and the average management fees of the funds in its SPG; and (b) the expense ratio for the Fund is above the median and below the average expense ratios of the funds in its SPG.

In analyzing this fee data, the Boar d took into account that in January 2008 Management lowered the Fund’s advisory fee rate on the first breakpoint and subsequently reduced the Fund’s sub-advisory fee.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s performance is reasonable in context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ending November 30, 2009. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING SmallCap Value Multi-Manager Fund

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING SmallCap Value Multi-Manager Fund (formerly ING SmallCap Value Choice Fund), the Board considered that, based on performance data for the periods ended June 30, 2008: (1) the Fund underperformed its Morningstar category median for all periods presented with the exception of the three-year period, during which it outperformed; (2) the Fund outperformed its primary benchmark for the most recent calendar quarter and three-year period, but underperformed for the year-to-date and one-year periods; and (3) the Fund is ranked in the second quintile of its Morningstar Category for the three-year period, the third quintile for the most recent calendar quarter, the fourth quintile for the one-year period, and the fifth (lowest) quintile for the year-to-date period.

In analyzing this performance data, the Board took into account: (1) in 2007 two new Sub-Advisers were engaged to manage portions of the Fund’s investment portfolio; and (2) the Fund has been managed with a multi-manager strategy since 2007.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Fund, as compared to its SPG, including that: (a) the management fee (inclusive of a 0.10% administration fee) for the Fund is above the median and the average management fees of the funds in its SPG; and (b) the expense ratio for the Fund is above the median and the average expense ratios of the funds in its SPG.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s strategy was modified, and two new Sub-Advisers were added, in 2007, and it is reasonable to permit the Fund to establish a longer operating history for the purposes of evaluating the multi-manager strategy; and (4) the sub-advisory fee rate payable by the Adviser to each Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ending November 30, 2009. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Value Choice Fund

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Value Choice Fund, the Board considered that, based on performance data for the periods ended June 30, 2008: (1) the Fund outperformed its Morningstar category median for all periods presented; (2) the Fund outperformed its primary benchmark for all periods presented; and (3) the Fund is ranked in the first (highest) quintile of its Morningstar category for all periods presented.

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Fund, as compared to its SPG, including that: (a) the management fee (inclusive of a 0.10% administration fee) for the Fund is above the median and the average management fees of the funds in its SPG; and (b) the expense ratio for the Fund is above the median and the average expense ratios of the funds in its SPG.

In analyzing this fee data, the Board took into account that the Fund’s management fee and sub-advisory fee were reduced in September 2007.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s performance is reasonable in context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ending November 30, 2009. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Funds Distributor, LLC offers the funds listed below. Before investing in a fund, shareholders should carefully review the fund’s prospectus. Investors may obtain a copy of a prospectus of any ING Fund by calling (800) 992-0180 or by going to www.ingfunds.com.

Domestic Equity and Income Funds
ING Balanced Fund
ING Growth and Income Fund
ING Real Estate Fund

Domestic Equity Funds-of-Funds
ING Strategic Allocation Conservative Fund
ING Strategic Allocation Growth Fund
ING Strategic Allocation Moderate Fund

Domestic Equity Growth Funds
ING 130/30 Fundamental Research Fund
ING Corporate Leaders 100 Fund
ING Equity Dividend Fund
ING Fundamental Research Fund
ING LargeCap Growth Fund
ING MidCap Opportunities Fund
ING Opportunistic LargeCap Fund
ING Small Company Fund
ING SmallCap Opportunities Fund
ING Tactical Asset Allocation Fund

Domestic Equity Index Funds
ING Index Plus LargeCap Equity Fund VIII
ING Index Plus LargeCap Fund
ING Index Plus MidCap Fund
ING Index Plus SmallCap Fund

Domestic Equity Value Funds
ING Financial Services Fund
ING SmallCap Value Multi-Manager Fund
ING Value Choice Fund

Fixed-Income Funds
ING GNMA Income Fund
ING High Yield Bond Fund
ING Intermediate Bond Fund

Global Equity Funds
ING Global Equity Dividend Fund
ING Global Natural Resources Fund
ING Global Real Estate Fund
ING Global Science and Technology Fund
ING Global Value Choice Fund

International Equity Funds
ING Asia-Pacific Real Estate Fund
ING Disciplined International SmallCap Fund
ING Emerging Countries Fund
ING European Real Estate Fund
ING Foreign Fund
ING Greater China Fund
ING Index Plus International Equity Fund
ING International Capital Appreciation Fund
ING International Equity Dividend Fund
ING International Growth Opportunities Fund
ING International Real Estate Fund
ING International SmallCap Multi-Manager Fund
ING International Value Fund
ING International Value Choice Fund
ING Russia Fund

Global and International Fixed-Income Funds
ING Emerging Markets Fixed Income Fund
ING Global Bond Fund

International Funds-of-Funds
ING Diversified International Fund
ING Global Target Payment Fund

Loan Participation Fund
ING Senior Income Fund

Money Market Funds*
ING Money Market Fund
ING Classic Money Market Fund

*	An investment in the funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

Investment Adviser
ING Investments, LLC
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258

Administrator
ING Funds Services, LLC
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258

Distributor
ING Funds Distributor, LLC
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258

Transfer Agent
DST Systems, Inc.
P.O. Box 419368
Kansas City, Missouri 64141

Custodian
The Bank of New York Mellon
One Wall Street
New York, New York 10286

Legal Counsel
Dechert LLP
1775 I Street, N.W.
Washington, D.C. 20006

For more complete information, or to obtain a prospectus for any ING Fund, please call your investment professional or ING Funds Distributor, LLC at (800) 992-0180 or log on to www.ingfunds.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your investment professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

PRSAR-UDEABCIOQW     (1108-012309)

Semi-Annual Report
November 30, 2008
Classes A, B, and C
Principal Protection Funds
■	ING Principal Protection Fund VIII

■	ING Principal Protection Fund IX

■	ING Principal Protection Fund X

■	ING Principal Protection Fund XI

■	ING Principal Protection Fund XII
E-Delivery Sign-up — details inside

This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

     MUTUAL FUNDS

Go Paperless with E-Delivery!
Sign up now for on-line prospectuses, fund reports, and proxy statements. In less than five minutes, you can help reduce paper mail and lower fund costs.
Just go to www.ingfunds.com, click on the E-Delivery icon from the home page, follow the directions and complete the quick 5 Steps to Enroll.
You will be notified by e-mail when these communications become available on the internet. Documents that are not available on the internet will continue to be sent by mail.
PROXY VOTING INFORMATION
A description of the policies and procedures that the Funds use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Funds’ website at www.ingfunds.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov. information regarding how the Funds voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Funds’ website at www.ingfunds.com and on the SEC’s website at www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS
The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330; and is available upon request from the Funds by calling Shareholder Services toll-free at (800) 992-0180.

PRESIDENT’S LETTER

Dear Shareholders,
We are in the midst of one of the most challenging periods ever faced by investors, and we at ING Funds are aware of the anxiety that you may be feeling at this time.
I want to assure you that we are actively engaged in monitoring the situation and are committed to keeping you fully informed of how the rapidly unfolding events around us may impact your investments with our company.
We recognize that the confidence of many investors is being tested, perhaps as never before. It is understandable that some of you may be second guessing your investment strategy due to these recent events. We encourage you to work with your investment professional and seek out their advice about your portfolio in light of the current conditions. But we also urge investors not to make rash decisions. ING Funds still believes that a well-diversified, globally allocated portfolio remains the most effective investment strategy of all. We ask that investors not lose sight of their commitment to the long-term.
We thank you for your support and confidence and we look forward to continuing to do business with you in the future.
Sincerely,
Shaun Mathews,
CEO
ING Funds
December 19, 2008

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and ING Funds disclaims any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice.
For more complete information, or to obtain a prospectus for any ING Fund, please call your investment professional or ING Funds Distributor, LLC at (800) 992-0180 or log on to www.ingfunds.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, and charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your investment professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

1

Market Perspective: Six Months Ended November 30, 2008

As our new fiscal year started, hopes that the worst of the 10-month long global credit crisis had passed were fading. By November 30, 2008, central banks, according to their critics, were “printing money” to stop credit markets from falling into the abyss of systemic failure. Global equities in the form of the Morgan Stanley Capital International (“MSCI”) World ® Index (1) measured in local currencies, including net reinvested dividends (“MSCI” for regions discussed below) plunged 36.10% in the six months ended November 30, 2008. In currencies, the dollar surged by 22.30% against the euro and 28.50% against the pound during the period, as the outlook for the eurozone and UK economies darkened. However, the dollar fell 9.40% to the Japanese yen as carry-trades (essentially short yen positions) were unwound amid intensifying risk aversion. The price of oil peaked at about $147 in mid July 2008, but a strengthening dollar and slackening demand squeezed it to barely one third of that price on November 30, 2008.
As described in our last annual report, the Federal Reserve Board’s 325 basis points (or 3.25%) in federal funds rate reductions through April 2008, Bear Stearns’ forced sale to JP Morgan in March and the opening of the discount window to other primary dealers prompted an 8% relief-rally, which was foundering by mid-May 2008.
Fundamentally, little had changed. The housing market continued to deteriorate, with urban house prices down a record 17.4% year-over-year by November 2008, by one measure. In September one in every 452 housing units in the country received a foreclosure notice. Credit remained tight: despite another 100 basis points (or 1.00%) of federal funds rate easing, 30-year fixed mortgage rates lingered near their 2007 average until late November. Payrolls recorded their tenth straight fall, pushing the unemployment rate up to 6.50%. Third quarter gross domestic product registered its first decline since 2001.
Yet it was more crises in the financial sector that brought matters to a head.
In September 2008, the U.S. Department of the Treasury (“Treasury”) put the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”) into “conservatorship”. Merrill Lynch and Wachovia were forced into the arms of stronger institutions, with official encouragement. Global insurer AIG received a massive government loan. But Lehman Brothers was left to file for Chapter 11 bankruptcy protection.
It was soon realized that allowing Lehman Brothers to fall threatened to turn a credit crisis into a credit market collapse. Short term Lehman Brothers paper was widely held in money market funds, which now showed signs of turning their backs on commercial credit.
So, after more than one year of crisis, nothing that had been tried had worked. The U.S. Government was now in the position of choosing winners and losers among financial institutions. Systemic policy was called for to address impending systemic failure, and by the end of November 2008 the “policy” that the U.S. Government had stumbled into, most commentators seemed to agree, was to let the spending spigot gush, buy some kinds of financial assets and guarantee others. The scale would be mammoth; the budgetary and inflationary consequences could be worried about later.
On September 19, Treasury Secretary Paulson proposed a Troubled Asset Relief Plan (“TARP”) under which a $700 billion fund would be set up to buy illiquid mortgage securities from financial institutions.
However, the following month he announced that $250 billion of the TARP fund would be used to recapitalize nine banks and that the Federal Deposit Insurance Corporation (“FDIC”) would guarantee inter-bank debt. And on November 12, 2008, Treasury Secretary Paulson walked away from the plan to buy illiquid mortgage securities altogether. Instead, having now spent half of the $700 billion taking equity stakes in financial institutions, the rest would be used to ease pressures on consumer credit.
But this caused attention to be refocused on the holders of these illiquid mortgage securities. In particular, Citigroup lost two thirds of its already shrunken value in the next nine days. That weekend the government agreed to a $20 billion capital injection and to guarantee a large proportion of Citigroup’s vast portfolio of troubled assets.
Finally on November 25, 2008, the Federal Reserve Board (the “Fed”) announced two new steps to thaw credit for homebuyers and other consumers. It would buy $500 billion of agency mortgage-backed securities and $100 billion in agency debentures. In addition, a $200 billion program would support the prices of securities backed by consumer and small-business loans.
Only then did mortgage rates start to fall quickly.
In US fixed income markets, the Barclays Capital Aggregate Bond Index(2) of investment grade bonds

2

Market Perspective: Six Months Ended November 30, 2008

returned just 24 basis points (or 0.24%) for the six months ended November 30, 2008. But high yield bonds, represented by the Barclays Capital High Yield Bond — 2% Issuer Constrained Composite Index(3), acted more like equities, losing 31.70% for the six months ended November 30, 2008, while the Barclays Capital US Government Bond Index(4) returned 7.08% for the same period.
U.S. equities, represented by the Standard & Poor’s 500® Composite Stock Price (“S&P500® ”) Index(5) including dividends, returned (35.20)% for the six months ended November 30, 2008, closing on November 20, 2008 at the lowest level since April 1997. Profits for S&P 500 companies suffered their fifth straight quarter of decline, led down by the financials sector.
Internationally, the MSCI Japan® Index(6) dropped 41.70% in the six months ended November 30, 2008 and the MSCI Europe ex UK® Index(7) dropped 36.90% for the same period, as both regions officially entered recession. Japan’s export dependent economy suffered from slowing global demand and a rising yen. The European Central Bank (the “Bank”) actually raised interest rates by 25 basis points (or 0.25%) as late as July. But by November, with inflation plunging, the Bank had reduced them again by four times as much. In the UK, the MSCI UK® Index(8) fell 27.70% as a deepening housing slump and credit crisis seemed to presage the worst contraction in decades, prompting the Bank of England to slash interest rates by 150 basis points (or 1.50%) on November 6, 2008.

(1) The MSCI World® Index is an unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
(2) The Barclays Capital Aggregate Bond Index is an unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.
(3) The Barclays Capital High Yield Bond — 2% Issuer Constrained Composite Index is an unmanaged index that measures the performance of non-investment grade fixed-income securities.
(4) The Barclays Capital US Government Bond Index is composed of all publicly issued, nonconvertible, domestic debt of the US government or any agency thereof, quasi-federal corporations, or corporate debt guaranteed by the US government.
(5) The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the United States.
(6) The MSCI Japan® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
(7) The MSCI Europe ex UK® Index is a free float adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
(8) The MSCI UK® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
All indices are unmanaged and investors cannot invest directly in an index.
Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Funds’ performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.ingfunds.com to obtain performance data current to the most recent month end.
Market Perspective reflects the views of ING’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

3

ING Principal Protection Funds VIII - XII
Portfolio Managers’ Report

During the Guarantee Period, the Principal Protection Funds (each a “PPF” and collectively the “PPFs”) seek to participate in favorable equity market conditions while preserving at least the principal amount of each PPF Fund, as of the inception of the Guarantee Period. After the five year Guarantee Period, the Index Plus LargeCap period begins. During this Period, the PPFs will seek to outperform the total return performance of the Standard & Poor’s 500® Composite Stock Price Index (“S&P 500® Index”), while maintaining a risk profile consistent with the S&P 500® Index. At the end of the Guarantee Period, the guarantee will no longer apply. Each PPF is managed by the following Portfolio Management Team with ING Investment Management Co. (“ING IM”) the Sub-Adviser:
Asset Allocation: Paul Zemsky serves as strategist for the PPFs and is responsible for overseeing overall PPF strategy and the allocation of PPF Assets between the Equity and Fixed components.
Equity Component: Omar Aguilar, Ph.D.(1), Portfolio Manager and Vincent Costa, Portfolio Manager, co-manage the Equity Component.
Fixed Component: James B. Kauffmann, Portfolio Manager(1).
Note: The PPFs are closed to new deposits.
Performance: Listed below are the Class A share total returns of each PPF, excluding sales charges, the S&P 500® Index(2) and the Barclays Capital 1-3 Year Government Index(3) for the six-month period ended November 30, 2008:

PPF VIII(4)	(6.63)%
PPF IX	(7.00)%
PPF X	(7.12)%
PPF XI	(4.64)%
PPF XII	(2.96)%
S&P500 Index(2)	(35.20)%
Barclays Capital 1-3 Gov Index(3)	3.62%

(1)	Effective January 13, 2009, Omar Aguilar and James B. Kauffmann are no longer portfolio managers of the Funds. Michael Hyman and Christine Hurtsellers have been added as portfolio managers.

(2)	The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(3)	The Barclays Capital 1-3 Govt Index is an unmanaged index comprised of all publicly issued, non-convertible domestic debt of the U.S. Government, or any agency thereof, or any quasi-federal corporation. The index also includes corporate debt guaranteed by the U.S. Government.

(4)	Effective December 23, 2008, PPF VIII changed its name from ING Principal Protection Fund VIII to ING Index Plus Large Cap Equity Fund VIII.
Portfolio Specifics: PPFs performance results from a combination of returns on the equity and bond portfolios, and the asset allocation blend between the two components. The asset allocation process seeks to participate in rising equity markets and protect principal on the downside. Historically, stocks have proven to be more volatile than bonds, which was an important consideration in the asset allocation process. Other factors, such as the current level of interest rates, time remaining to maturity date and the ratio of current assets to the underlying guarantee amount are also important. The allocation to equities and fixed income depends on these factors and the paths they take over the guarantee period.
In general, when the time left to maturity is short, or the ratio of assets to the guarantee amount is low, asset allocation will tend to be conservative in order to protect principal from losses. All other factors being equal, the Funds generally buy equities (and sells bonds) when the equity market rises and sells equities (and buys bonds) as the equity market declines. The use of fixed-income reduces the Funds ability to fully participate in rising equity markets.
Principal Protection Fund (each a “Fund” and collectively, the “Funds”) VIII, IX, XI and XII
Each Fund’s fixed-income component invests in a mix of U.S. Treasury and U.S. agency STRIPs. For the reporting period, the fixed-income component underperformed and detracted from Fund results. Treasuries outperformed agencies which hurt performance. Shorter duration issues underperformed longer duration issues over the period which acted as a drag.

4

ING Principal Protection Funds VIII - XII
Portfolio Managers’ Report

For the period, the equity component added slightly to Fund results. Within each Fund’s equity component, our selection in financials coupled with selection in consumer discretionary added to the result. On the flip side, our selection in materials and industrials detracted from results.
Principal Protection Fund (“Fund”) X
The Fund’s fixed income component can invest in a mix of U.S. Treasury and U.S. agency STRIPs. For the reporting period, the fixed-income component underperformed and detracted from Fund results. Our overweight in Treasuries bolstered performance as Treasuries outperformed agencies. Shorter duration issues underperformed longer duration issues over the period, which acted as a drag.
For the period, the equity component added slightly to Fund results. Within the Fund’s equity component, our selection in financials coupled with selection in consumer discretionary added value. Our selection in materials and industrials detracted from the result.
Current Strategy and Outlook: Allocations between equities and fixed-income are dependent on our quantitative asset allocation model, which uses the factors mentioned in the first paragraph and not on a qualitative evaluation of the bond versus the equity markets.
Calendar-year 2008 has been one of the most challenging environments of many investors’ lives. Seldom in history have both the equity and fixed-income markets been characterized by such malaise and irrationality. The challenge to policymakers around the world is to break the cycle by which tighter credit conditions result in an economic contraction, which leads in turn to further losses and tightening in the financial system. Such a negative feedback loop could preclude a sustained recovery. In our view, massive fiscal stimulus packages and central bank easing eventually will break that loop, but that has not occurred yet.
Another concern, however, is the extent to which the real economy will be affected by financial conditions. We continue to believe that stock market volatility will remain elevated amidst forced selling and deleveraging. In addition, we believe that the recession, which officially began December of 2007 in the United States, could prove deeper and longer as credit strains and housing continue to impact the real economy.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

5

INVESTMENT STRATEGY AND PRINCIPAL RISKS OF PRINCIPAL PROTECTION FUNDS

What is the Investment Strategy During the Guarantee Period?
The PPFs undertake (“Payment Undertaking”) that on the Guarantee Maturity Date specified in the Prospectuses, each shareholder will be entitled to redeem his or her shares for an amount no less than the value of that shareholder’s account as of the inception of the Guarantee Period, less certain expenses not covered by the Expense Limitation Agreement (“Guaranteed Amount”), provided that all dividends and distributions received from a PPF have been reinvested and no shares have been redeemed. Note: An investor must act on the Guarantee Maturity Date in order to receive the Guaranteed Amount.
The PPFs do not implement an “investment strategy” in any conventional sense. Rather, the PPFs’ asset allocation strategy seeks to optimize the exposure of the PPFs to the Equity Component while protecting the PPFs’ assets. Assets allocated to the Equity Component may be reduced or eliminated in order to conserve assets at a level equal to or above the present value of the Payment Undertaking. The PPFs allocate their assets among the following asset classes:
•	During the Guarantee Period, the PPFs’ assets will be allocated between the:
•	Equity Component, consisting primarily of common stocks included in the S&P 500® Index and futures contracts on the S&P 500® Index; and the

•	Fixed Component, consisting primarily of short- to intermediate-duration U.S. government securities.
The PPFs’ asset allocation strategy is implemented by allocating assets appropriately to the Equity Component and to the Fixed Component to optimize exposure to the Equity Component while controlling the risk that the assets of any Fund would fall below the amount of the Payment Undertaking. Consequently, there can be no assurance as to the percentage of assets, if any, allocated to the Equity Component, or to any investment returns generated by the PPFs.
How does the Funds’ Asset Allocation work?
The Sub-Adviser to the PPFs uses a proprietary computer model to determine on a daily basis the percentage of assets allocated to the Equity Component and to the Fixed Component. The model evaluates a number of factors, including the then current market value of the PPFs, the then prevailing level of interest rates, equity market volatility, the PPFs’ total annual expenses, and the Maturity Date. The model determined the initial allocation between the Equity Component and the Fixed Component on the first day of the Guarantee Period and provides direction for any reallocations on a daily basis thereafter.
Equity Component: The PPFs will employ an enhanced index strategy. This means that the PPFs invest at least 80% of the Equity Component’s net assets in stocks included in the S&P 500® Index although the weightings of the stocks will vary somewhat from their respective weightings in the index. The Equity Component may also include up to 20% of its assets in S&P 500® Index futures contracts. During the Guarantee Period, the PPFs may use futures for hedging purposes or to maintain liquidity to meet Shareholders Redemptions and minimize trading costs, but may only use futures on the S&P 500® Index and U.S. Treasury securities.
If the Equity Component’s market value is $5 million or less, in order to replicate investment in stocks listed on the S&P 500® Index, the Sub-Adviser may invest the entire amount of the Equity Component’s assets in S&P 500® Index futures, in exchange traded funds (“ETFs”), or in a combination of S&P 500® Index futures and ETFs, subject to any limitation on the PPFs’ investment in such securities (subject to restrictions imposed by the Investment Company Act of 1940, as amended, “1940 Act”). ETFs are passively managed investment companies traded on a securities exchange whose goal is to track or replicate a desired index. The Sub-Adviser will not employ an enhanced index strategy when it invests in S&P 500® Index futures and ETFs.
Fixed Component: The Sub-Adviser looks to select investments for the Fixed Component with financial characteristics that will, at any point in time, closely resemble those of a portfolio of zero coupon bonds which mature within three months of the Guarantee Maturity Date. The Fixed Component will consist primarily of securities issued or guaranteed by the U.S. government and its agencies or instrumentalities of a short to intermediate duration. Duration refers to the sensitivity of fixed-income securities to interest rate changes. Generally, fixed-income securities

6

INVESTMENT STRATEGY AND PRINCIPAL RISKS OF PRINCIPAL PROTECTION FUNDS (CONTINUED)

with shorter durations are less sensitive to changes in interest rates. These U.S. government securities include Separate Trading of Registered Interest and Principal of Securities (“STRIPS”). STRIPS are created by the Federal Reserve Bank by separating the interest and principal components of an outstanding U.S. Treasury or Agency bond and selling them as individual securities. The Fixed Component may also include corporate bonds rated AA- or higher by Standard & Poor’s (“S&P”) and/or Aa3 or higher by Moody’s Investors Service, Inc., futures on U.S. Treasury securities and money market instruments.
What are the Principal Guarantee Period Risks?
Allocation Risk: If at the inception of, or at any time during, the Guarantee Period interest rates are low, the PPFs’ assets may be largely invested in the Fixed Component in order to decrease the likelihood that a payment would be required under the Payment Undertaking. The effect of low interest rates on the PPFs would likely be more pronounced at the inception of the Guarantee Period, as the initial allocation of assets would include more fixed income securities. In addition, if during the Guarantee Period the equity markets experienced a major decline, the PPFs’ assets may become largely invested in the Fixed Component. If the value of the Equity Component were to decline by a significant amount, a complete reallocation to the Fixed Component would likely occur. In the event of a reallocation of 100% of the assets to the Fixed Component, the PPFs would not reallocate any assets into the Equity Component prior to the Maturity Date. Use of the Fixed Component reduces the PPFs’ ability to participate as fully in upward equity market movements, and therefore represents some loss of opportunity, or opportunity cost, compared to a portfolio that is fully invested in equities.
Opportunity Costs: The PPFs may allocate a substantial portion, and under certain circumstances all, of the PPF’s assets to the Fixed Component in order to conserve the PPFs’ assets to a level equal to or above the present value of the Payment Undertaking. Initially, if interest rates are low, the allocation to the Fixed Component may be over 70% of the PPFs’ assets. If the market value of the Equity Component rises, the percentage of the PFFs’ assets allocated to the Equity Component generally will also rise. However, the relative volatility of these two components as well as the past performance of the PPFs will affect these allocations. For example, if the PPFs incur early loses, the PPFs may allocate 100% of the PPFs’ assets to the Fixed Component for the entire Guarantee Period, irrespective of the subsequent upward movements in the equity markets and/or the Equity Component. The extent to which the PPFs participate in upward movements in the Equity Component during the Guarantee Period will depend on the performance of the PPFs, the performance and volatility of the Fixed and Equity Components, interest rates, expenses of the PPFs and other factors. The PPFs might capture a material portion, very little or none of any equity market increase. It is possible that on the Maturity Date, an investor could receive only the Guaranteed Amount even though the equity markets, as well as the Equity Component, has had significant positive performance during the Guarantee Period.
Worse Case Scenarios for the PPFs’ Equity Participation: The opportunity cost of not allocating assets to the Equity Component will be particularly high if early in the Guarantee period: (a) the PPFs’ net asset value (“NAV”) decreases; or (b) the value of the Equity Component declines. In either case, all or substantially all of the PPFs’ assets could be allocated to the Fixed Component for the remainder of the Guarantee Period.
Investing in Stocks: The risks associated with investing in stocks include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance. The performance of the Equity Component also depends significantly on the Sub-Adviser’s skill in determining which securities to overweight, underweight or avoid altogether.
Investing in Bonds: The principal risk associated with investing in bonds is that interest rates may rise, which generally causes bond prices to fall. The market value of a zero coupon bond portfolio (which may include STRIPS) generally is more volatile than the market value of a portfolio of fixed income securities with similar maturities that pay interest periodically. With corporate bonds, there is also a risk that the issuer will default on the payment of principal or interest. Federal tax law requires that a holder of a zero coupon security accrue a portion of the discount at which the security was purchased as taxable income each year, even though the holder receives no interest payment on the security during the year. Because the PPFs must distribute substantially all of their net income

7

INVESTMENT STRATEGY AND PRINCIPAL RISKS OF PRINCIPAL PROTECTION FUNDS (CONTINUED)

(including non-cash income attributable to zero coupon securities) to their shareholders each year for income and excise tax purposes, such accrued discount would also be taken into account in determining the amount of taxable distributions to shareholders. In addition, the PPFs may have to dispose of portfolio securities under disadvantageous circumstances to generate cash, or may be required to borrow, to satisfy their distribution requirements.
Use of Futures: While the use of futures contracts by the PPFs can amplify a gain, it can also amplify a loss. Such a loss can be substantially more money than the actual cost of the investment. In addition, while a hedging strategy can guard against potential risks for the PPFs as a whole, it adds to the PPFs’ expense and may reduce or eliminate potential gains. There is also a risk that a futures contract intended as a hedge may not perform as expected.
Risks of Using Derivatives: Certain securities in which the PPFs may invest, including futures contracts, are derivative instruments. In general terms, a derivative instrument is a financial contract whose value is derived, at least in part, from the performance of an underlying asset, interest rate, or index. If the issuer of a derivative does not pay the amount due, the PPFs can lose money on the investment. The underlying investment on which the derivative is based, and the derivative itself, might not perform in the manner the Sub-Adviser expected, which could cause the PPFs’ share prices to decline. Markets of underlying securities may move in a direction not anticipated by the Sub-Adviser, which may result in the PPFs’ realizing a lower return than expected on an investment.
Transaction Costs and Taxes: The asset allocation process results in additional transaction costs such as brokerage commissions. The process can have an adverse effect on the performance of the PPFs during periods of increased equity market volatility. In addition, a high portfolio turnover rate, which may also have an adverse effect on the performance of the PPFs, may increase the PPFs’ transaction costs.
The asset allocation process and sale of fixed income securities in connection with the transition period may also result in the realization of additional gains to the PPFs and may therefore also increase the tax liability of shareholders. The PPFs will distribute any net gains and income to shareholders. Such distributions are taxable to shareholders even if the distributions are reinvested in the Funds.
For further information on the PPFs’ investment strategies and principal risks, please refer to your prospectus and Statement of Additional Information.

8

SHAREHOLDER EXPENSE EXAMPLES (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2008 to November 30, 2008. The Funds’ expenses are shown without the imposition of any sales charges or fees. Expenses would have been higher if such charges were included.
Actual Expenses
The first section of the table shown, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second section of the table shown, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending		Expenses Paid
	Account	Account	Annualized	During the
	Value	Value	Expense	Period Ended
ING Principal Protection Fund VIII	June 1, 2008	November 30, 2008	Ratio	November 30, 2008*
Actual Fund Return
Class A	$1,000.00	$933.70	1.49%	$7.22
Class B	1,000.00	931.70	2.24	10.85
Class C	1,000.00	931.10	2.24	10.84
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,017.60	1.49%	$7.54
Class B	1,000.00	1,013.84	2.24	11.31
Class C	1,000.00	1,013.84	2.24	11.31

*	Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 183/365 to reflect the most recent fiscal half year.

9

SHAREHOLDER EXPENSE EXAMPLES (Unaudited) (continued)

	Beginning	Ending		Expenses Paid
	Account	Account	Annualized	During the
	Value	Value	Expense	Period Ended
	June 1, 2008	November 30, 2008	Ratio	November 30, 2008*
ING Principal Protection Fund IX Actual Fund Return
Class A	$1,000.00	$930.00	1.57%	$7.60
Class B	1,000.00	926.70	2.32	11.21
Class C	1,000.00	926.30	2.32	11.20
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,017.20	1.57%	$7.94
Class B	1,000.00	1,013.44	2.32	11.71
Class C	1,000.00	1,013.44	2.32	11.71
ING Principal Protection Fund X
Actual Fund Return
Class A	$1,000.00	$928.80	1.61%	$7.78
Class B	1,000.00	925.40	2.36	11.39
Class C	1,000.00	924.90	2.36	11.39
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,017.00	1.61%	$8.14
Class B	1,000.00	1,013.24	2.36	11.91
Class C	1,000.00	1,013.24	2.36	11.91
ING Principal Protection Fund XI
Actual Fund Return
Class A	$1,000.00	$953.60	1.70%	$8.33
Class B	1,000.00	949.20	2.45	11.97
Class C	1,000.00	949.30	2.45	11.97
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,016.55	1.70%	$8.59
Class B	1,000.00	1,012.78	2.45	12.36
Class C	1,000.00	1,012.78	2.45	12.36
ING Principal Protection Fund XII
Actual Fund Return
Class A	$1,000.00	$970.40	1.75%	$8.64
Class B	1,000.00	967.20	2.50	12.33
Class C	1,000.00	966.40	2.50	12.32
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,016.29	1.75%	$8.85
Class B	1,000.00	1,012.53	2.50	12.61
Class C	1,000.00	1,012.53	2.50	12.61

*	Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 183/365 to reflect the most recent fiscal half year.

10

STATEMENTS OF ASSETS AND LIABILITIES as of November 30, 2008 (Unaudited)

	ING	ING	ING
	Principal	Principal	Principal
	Protection	Protection	Protection
	Fund VIII	Fund IX	Fund X
ASSETS:
Investments in securities at value*	$33,824,509	$34,098,134	$25,952,483
Short-term investments in affiliates at amortized cost	4,797,000	635,000	477,000
Cash	1,213	2,807	2,611
Dividends and interest receivable	11,968	6,493	5,332
Prepaid expenses	268	210	161

Total assets	38,634,958	34,742,644	26,437,587

LIABILITIES:
Payable for fund shares redeemed	529,914	9,540	45,389
Payable to affiliates	51,671	45,402	34,100
Payable for trustee fees	2,175	8,675	1,781
Other accrued expenses and liabilities	56,656	63,826	38,418

Total liabilities	640,416	127,443	119,688

NET ASSETS	$37,994,542	$34,615,201	$26,317,899

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$42,452,727	$38,537,352	$29,572,487
Undistributed net investment income	399,359	307,936	193
Accumulated net realized loss on investments	(4,238,507)	(3,957,221)	(3,202,602)

Net unrealized depreciation on investments	(619,037)	(272,866)	(52,179)

NET ASSETS	$37,994,542	$34,615,201	$26,317,899

* Cost of investments in securities	$34,443,546	$34,371,000	$26,004,662

Class A:
Net assets	$3,936,488	$3,295,580	$3,328,208
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.01	$0.01	$0.01
Shares outstanding	436,253	370,325	380,870
Net asset value and redemption price per share	$9.02	$8.90	$8.74
Maximum offering price per share (3.00%)(1)	$9.30	$9.18	$9.01
Class B:
Net assets	$31,044,466	$28,460,481	$20,599,342
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.01	$0.01	$0.01
Shares outstanding	3,450,340	3,215,132	2,373,855
Net asset value and redemption price per share(2)	$9.00	$8.85	$8.68
Maximum offering price per share	$9.00	$8.85	$8.68
Class C:
Net assets	$3,013,588	$2,859,140	$2,390,349
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.01	$0.01	$0.01
Shares outstanding	332,460	320,410	273,405
Net asset value and redemption price per share(2)	$9.06	$8.92	$8.74
Maximum offering price per share	$9.06	$8.92	$8.74

(1)	Maximum offering price is computed at 100/97.00 of net asset value. On purchases of $50,000 or more, the offering price is reduced.

(2)	Redemption price per share may be reduced for any applicable contingent deferred sales charges.
See Accompanying Notes to Financial Statements

11

STATEMENTS OF ASSETS AND LIABILITIES as of November 30, 2008 (Unaudited)

	ING	ING
	Principal	Principal
	Protection	Protection
	Fund XI	Fund XII
ASSETS:
Investments in securities at value*	$19,179,625	$9,532,971
Short-term investments in affiliates at amortized cost	279,000	155,000
Cash	1,322	1,521
Dividends and interest receivable	3,453	1,159
Prepaid expenses	114	57
Reimbursement due from manager	—	471

Total assets	19,463,514	9,691,179

LIABILITIES:
Payable for fund shares redeemed	9,958	1,276
Payable to affiliates	37,752	12,523
Payable for trustee fees	2,278	504
Other accrued expenses and liabilities	45,853	28,976

Total liabilities	95,841	43,279

NET ASSETS	$19,367,673	$9,647,900

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$20,873,275	$10,160,246
Undistributed net investment income	120,417	66,699
Accumulated net realized loss on investments	(1,505,382)	(680,993)
Net unrealized appreciation or depreciation on investments	(120,637)	101,948

NET ASSETS	$19,367,673	$9,647,900

* Cost of investments in securities	$19,300,262	$9,431,023

Class A:
Net assets	$2,959,862	$1,040,485
Shares authorized	unlimited	unlimited
Par value	$0.01	$0.01
Shares outstanding	320,355	109,306
Net asset value and redemption price per share	$9.24	$9.52
Maximum offering price per share (3.00%)(1)	$9.53	$9.81
Class B:
Net assets	$13,513,331	$7,053,076
Shares authorized	unlimited	unlimited
Par value	$0.01	$0.01
Shares outstanding	1,474,681	746,400
Net asset value and redemption price per share(2)	$9.16	$9.45
Maximum offering price per share	$9.16	$9.45
Class C:
Net assets	$2,894,480	$1,554,339
Shares authorized	unlimited	unlimited
Par value	$0.01	$0.01
Shares outstanding	315,604	163,893
Net asset value and redemption price per share(2)	$9.17	$9.48
Maximum offering price per share	$9.17	$9.48

(1)	Maximum offering price is computed at 100/97.00 of net asset value. On purchases of $50,000 or more, the offering price is reduced.

(2)	Redemption price per share may be reduced for any applicable contingent deferred sales charges.
See Accompanying Notes to Financial Statements

12

STATEMENTS OF OPERATIONS for the Six Months Ended November 30, 2008 (Unaudited)

	ING	ING	ING
	Principal	Principal	Principal
	Protection	Protection	Protection
	Fund VIII	Fund IX	Fund X
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld(1)	$97,157	$84,422	$68,642
Interest	615,922	504,793	218,208

Total investment income	713,079	589,215	286,850

EXPENSES:
Investment management fees	135,502	111,934	86,329
Distribution and service fees:
Class A	5,779	4,333	4,555
Class B	189,432	154,747	113,034
Class C	16,869	15,949	13,028
Transfer agent fees:
Class A	1,857	1,907	1,403
Class B	15,221	18,415	8,714
Class C	1,356	1,755	1,003
Administrative service fees	22,941	18,803	14,428
Shareholder reporting expense	2,365	6,218	5,282
Professional fees	10,943	7,244	8,111
Custody and accounting expense	16,046	16,867	19,518
Trustee fees	615	183	732
Insurance expense	75,708	62,049	47,612
Miscellaneous expense	2,135	3,071	2,442

Total expenses	496,769	423,475	326,191
Net waived and reimbursed fees	(252)	(67)	(43)

Net expenses	496,517	423,408	326,148

Net investment income (loss)	216,562	165,807	(39,298)

REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
Net realized loss on investments	(3,158,485)	(2,860,337)	(2,148,906)
Net change in unrealized appreciation or depreciation on investments	(357,776)	(171,434)	(87,816)

Net realized and unrealized loss on investments	(3,516,261)	(3,031,771)	(2,236,722)

Decrease in net assets resulting from operations	$(3,299,699)	$(2,865,964)	$(2,276,020)

(1) Dividends from affiliates	$6,782	$1,942	$1,266
See Accompanying Notes to Financial Statements

13

STATEMENTS OF OPERATIONS for the Six Months Ended November 30, 2008 (Unaudited)

	ING	ING
	Principal	Principal
	Protection	Protection
	Fund XI	Fund XII
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld(1)	$37,879	$15,025
Interest	267,209	138,550

Total investment income	305,088	153,575

EXPENSES:
Investment management fees	61,337	29,729
Distribution and service fees:
Class A	4,041	1,350
Class B	73,421	37,820
Class C	15,055	8,063
Transfer agent fees:
Class A	1,859	526
Class B	8,444	3,685
Class C	1,731	785
Administrative service fees	10,464	5,128
Shareholder reporting expense	3,387	2,424
Professional fees	10,527	6,243
Custody and accounting expense	15,513	12,474
Trustee fees	549	183
Insurance expense	34,531	16,924
Miscellaneous expense	2,922	2,290

Total expenses	243,781	127,624
Net waived and reimbursed fees	(30)	(3,313)

Net expenses	243,751	124,311

Net investment income	61,337	29,264

REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
Net realized loss on investments	(868,437)	(376,006)
Net change in unrealized appreciation or depreciation on investments	(267,122)	(2,260)

Net realized and unrealized loss on investments	(1,135,559)	(378,266)

Decrease in net assets resulting from operations	$(1,074,222)	$(349,002)

(1) Dividends from affiliates	$855	$593
See Accompanying Notes to Financial Statements

14

STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)

	ING Principal Protection Fund VIII		ING Principal Protection Fund IX
	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	November 30,	May 31,	November 30,	May 31,
	2008	2008	2008	2008
FROM OPERATIONS:
Net investment income	$216,562	$467,707	$165,807	$363,902
Net realized gain (loss) on investments	(3,158,485)	1,415,614	(2,860,337)	1,129,992
Net change in unrealized appreciation or depreciation on investments	(357,776)	(3,422,868)	(171,434)	(2,895,427)

Decrease in net assets resulting from operations	(3,299,699)	(1,539,547)	(2,865,964)	(1,401,533)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	—	(94,303)	—	(64,327)
Class B	—	(349,597)	—	(272,553)
Class C	—	(39,233)	—	(29,209)
Net realized gains:
Class A	—	(382,209)	—	(320,836)
Class B	—	(3,005,739)	—	(2,868,054)
Class C	—	(356,913)	—	(327,022)

Total distributions	—	(4,227,994)	—	(3,882,001)

FROM CAPITAL SHARE TRANSACTIONS:
Reinvestment of distributions	—	3,498,575	—	3,404,920
Cost of shares redeemed	(9,787,974)	(13,794,338)	(3,126,400)	(8,444,884)

Net decrease in net assets resulting from capital share transactions	(9,787,974)	(10,295,763)	(3,126,400)	(5,039,964)

Net decrease in net assets	(13,087,673)	(16,063,304)	(5,992,364)	(10,323,498)

NET ASSETS:
Beginning of period	51,082,215	67,145,519	40,607,565	50,931,063

End of period	$37,994,542	$51,082,215	$34,615,201	$40,607,565

Undistributed net investment income at end of period	$399,359	$182,797	$307,936	$142,129

See Accompanying Notes to Financial Statements

15

STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)

	ING Principal Protection Fund X		ING Principal Protection Fund XI
	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	November 30,	May 31,	November 30,	May 31,
	2008	2008	2008	2008
FROM OPERATIONS:
Net investment income (loss)	$(39,298)	$287,659	$61,337	$176,678
Net realized gain (loss) on investments	(2,148,906)	1,366,047	(868,437)	425,137
Net change in unrealized appreciation or depreciation on investments	(87,816)	(2,790,997)	(267,122)	(1,210,497)

Decrease in net assets resulting from operations	(2,276,020)	(1,137,291)	(1,074,222)	(608,682)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	—	(90,313)	—	(54,823)
Class B	—	(305,094)	—	(110,278)
Class C	—	(31,230)	—	(24,821)
Net realized gains:
Class A	—	(391,674)	—	(259,767)
Class B	—	(2,213,021)	—	(1,193,351)
Class C	—	(283,399)	—	(239,797)

Total distributions	—	(3,314,731)	—	(1,882,837)

FROM CAPITAL SHARE TRANSACTIONS:
Reinvestment of distributions	—	2,835,951	—	1,551,162
Cost of shares redeemed	(2,901,502)	(8,775,565)	(1,788,855)	(4,527,796)

Net decrease in net assets resulting from capital share transactions	(2,901,502)	(5,939,614)	(1,788,855)	(2,976,634)

Net decrease in net assets	(5,177,522)	(10,391,636)	(2,863,077)	(5,468,153)

NET ASSETS:
Beginning of period	31,495,421	41,887,057	22,230,750	27,698,903

End of period	$26,317,899	$31,495,421	$19,367,673	$22,230,750

Undistributed net investment income at end of period	$193	$39,491	$120,417	$59,080

See Accompanying Notes to Financial Statements

16

STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)

	ING Principal Protection Fund XII
	Six Months Ended	Year Ended
	November 30,	May 31,
	2008	2008
FROM OPERATIONS:
Net investment income	$29,264	$91,432
Net realized gain (loss) on investments	(376,006)	209,265
Net change in unrealized appreciation or depreciation on investments	(2,260)	(562,479)

Decrease in net assets resulting from operations	(349,002)	(261,782)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	—	(20,629)
Class B	—	(59,347)
Class C	—	(12,175)
Net realized gains:
Class A	—	(69,939)
Class B	—	(450,846)
Class C	—	(90,613)

Total distributions	—	(703,549)

FROM CAPITAL SHARE TRANSACTIONS:
Reinvestment of distributions	—	587,272
Cost of shares redeemed	(948,185)	(2,243,059)

Net decrease in net assets resulting from capital share transactions	(948,185)	(1,655,787)

Net decrease in net assets	(1,297,187)	(2,621,118)

NET ASSETS:
Beginning of period	10,945,087	13,566,205

End of period	$9,647,900	$10,945,087

Undistributed net investment income at end of period	$66,699	$37,435

See Accompanying Notes to Financial Statements

17

ING Principal Protection Fund VIII (Unaudited)
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period.

		Class A
		Six Months							October 1,
		Ended							2003 (1) to
		November 30,		Year Ended May 31,					May 31,
		2008		2008	2007		2006	2005	2004

Per Share Operating Performance:
Net asset value, beginning of period	$	9.66		10.68	9.84		9.94	9.95	10.00
Income (loss) from investment operations:
Net investment income	$	0.08	*	0.16	0.16	*	0.17	0.18	0.06
Net realized and unrealized gain (loss) on investments	$	(0.72)		(0.34)	0.87		(0.07)	0.11	(0.10)
Total from investment operations	$	(0.64)		(0.18)	1.03		0.10	0.29	(0.04)
Less distributions from:
Net investment income	$	—		0.17	0.18		0.20	0.18	0.01
Net realized gains on investments	$	—		0.67	0.01		—	0.12	—
Total distributions	$	—		0.84	0.19		0.20	0.30	0.01
Net asset value, end of period	$	9.02		9.66	10.68		9.84	9.94	9.95
Total Return (2)%		(6.63)		(1.76)	10.61		0.97	2.99	(0.45)††

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$	3,936		4,977	6,799		9,965	16,375	22,336
Ratios to average net assets:
Gross expenses prior to expense waiver(3)%		1.49		1.51	1.51		1.48	1.44	1.54
Net expenses after expense waiver(3)(4)%		1.49	**	1.51 **	1.51	**	1.48	1.44	1.51
Net investment income after expense waiver(3)(4)%		1.62	**	1.47 **	1.55	**	1.62	1.68	0.96
Portfolio turnover rate	%	10		76	53		57	77	42

		Class B
		Six Months							October 1,
		Ended							2003(1) to
		November 30,		Year Ended May 31,					May 31,
		2008		2008	2007		2006	2005	2004

Per Share Operating Performance:
Net asset value, beginning of period	$	9.66		10.68	9.83		9.93	9.91	10.00
Income (loss) from investment operations:
Net investment income	$	0.04	*	0.08	0.09		0.10	0.10	0.02
Net realized and unrealized gain (loss) on investments	$	(0.70)		(0.35)	0.87		(0.09)	0.13	(0.10)
Total from investment operations	$	(0.66)		(0.27)	0.96		0.01	0.23	(0.08)
Less distributions from:
Net investment income	$	—		0.08	0.10		0.11	0.09	0.01
Net realized gains on investments	$	—		0.67	0.01		—	0.12	—
Total distributions	$	—		0.75	0.11		0.11	0.21	0.01
Net asset value, end of period	$	9.00		9.66	10.68		9.83	9.93	9.91
Total Return(2)%		(6.83)		(2.61)	9.86		0.13	2.34	(0.85	)††

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$	31,044		41,821	53,549		64,586	87,326	105,448
Ratios to average net assets:
Gross expenses prior to expense waiver(3)%		2.24		2.26	2.26		2.23	2.19	2.29
Net expenses after expense waiver(3)(4)%		2.24	**	2.26 **	2.26	**	2.23	2.19	2.12	†
Net investment income after expense waiver(3)(4)%		0.87	**	0.72 **	0.79	**	0.87	0.93	0.39	†
Portfolio turnover rate	%	10		76	53		57	77	42

(1)	Commencement of operations.

(2)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3)	Annualized for periods less than one year.

(4)	The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage, extraordinary, and acquired fund fees and expenses), subject to possible reimbursement to the Investment Adviser within three years of being incurred.

*	Calculated using average number of shares outstanding throughout the period.

**	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income ratio.

†	ING Funds Distributor, LLC voluntarily waived 0.75% of distribution fees on Class B from October 1, 2003 through December 23, 2003.

††	Represents performance beginning on the first day of the Guarantee Period (December 23, 2003). Total return from commencement of offering of shares was (0.45)% and (0.85)% for Class A and B, respectively.
See Accompanying Notes to Financial Statements

18

ING Principal Protection Fund VIII (Unaudited) (continued)
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period.

		Class C
		Six Months								October 1,
		Ended								2003(1) to
		November 30,		Year Ended May 31,						May 31,
		2008		2008	2007		2006		2005	2004

Per Share Operating Performance:
Net asset value, beginning of period	$	9.73		10.75	9.87		9.93		9.91	10.00
Income (loss) from investment operations:
Net investment income	$	0.04	*	0.09	0.08	*	0.09	*	0.10	0.02
Net realized and unrealized gain (loss) on investments	$	(0.71)		(0.37)	0.88		(0.07)		0.12	(0.10)
Total from investment operations	$	(0.67)		(0.28)	0.96		0.02		0.22	(0.08)
Less distributions from:
Net investment income	$	—		0.07	0.07		0.08		0.08	0.01
Net realized gains on investments	$	—		0.67	0.01		—		0.12	—
Total distributions	$	—		0.74	0.08		0.08		0.20	0.01
Net asset value, end of period	$	9.06		9.73	10.75		9.87		9.93	9.91
Total Return(2)%		(6.89)		(2.63)	9.82		0.18		2.29	(0.85	)††

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$	3,014		4,284	6,798		9,345		19,883	33,289
Ratios to average net assets:
Gross expenses prior to expense waiver(3)%		2.24		2.26	2.26		2.23		2.19	2.29
Net expenses after expense waiver(3)(4)%		2.24	**	2.26 **	2.26	**	2.23		2.19	2.12	†
Net investment income after expense waiver(3)(4)%		0.87	**	0.72 **	0.79	**	0.87		0.92	0.39	†
Portfolio turnover rate	%	10		76	53		57		77	42

(1)	Commencement of operations.

(2)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3)	Annualized for periods less than one year.

(4)	The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage, extraordinary, and acquired fund fees and expenses), subject to possible reimbursement to the Investment Adviser within three years of being incurred.

*	Calculated using average number of shares outstanding throughout the period.

**	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income ratio.

†	ING Funds Distributor, LLC voluntarily waived 0.75% of distribution fees on Class C from October 1, 2003 through December 23, 2003.

††	Represents performance beginning on the first day of the Guarantee Period (December 23, 2003). Total return from commencement of offering of shares was (0.85)% for Class C.
See Accompanying Notes to Financial Statements

19

ING Principal Protection Fund IX (Unaudited)
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period.

		Class A
		Six Months							February 2,
		Ended							2004(1) to
		November 30,	Year Ended May 31,						May 31,
		2008	2008	2007		2006		2005	2004

Per Share Operating Performance:
Net asset value, beginning of period	$	9.57	10.76	9.95		10.08		9.92	10.00
Income (loss) from investment operations:
Net investment income	$	0.07	0.16	0.16	*	0.18	*	0.18	0.02
Net realized and unrealized gain (loss) on investments	$	(0.74)	(0.38)	0.97		(0.05)		0.16	(0.10)
Total from investment operations	$	(0.67)	(0.22)	1.13		0.13		0.34	(0.08)
Less distributions from:
Net investment income	$	—	0.17	0.21		0.19		0.15	—
Net realized gains on investments	$	—	0.80	0.11		0.07		0.03	—
Total distributions	$	—	0.97	0.32		0.26		0.18	—
Net asset value, end of period	$	8.90	9.57	10.76		9.95		10.08	9.92
Total Return(2)%		(7.00)	(2.18)	11.48		1.25		3.43	(0.80)†

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$	3,296	3,639	4,694		6,311		10,035	20,081
Ratios to average net assets:
Gross expenses prior to expense waiver(3)%		1.57	1.56	1.56		1.51		1.62	1.56
Net expenses after expense waiver(3)(4)%		1.57 **	1.56 **	1.56	**	1.51		1.68	1.30
Net investment income after expense waiver(3)(4)%		1.57 **	1.47 **	1.57	**	1.81		1.56	0.77
Portfolio turnover rate	%	10	104	57		76		67	4

		Class B
		Six Months						February 2,
		Ended						2004(1) to
		November 30,	Year Ended May 31,					May 31,
		2008	2008	2007		2006	2005	2004

Per Share Operating Performance:
Net asset value, beginning of period	$	9.55	10.74	9.93		10.06	9.91	10.00
Income (loss) from investment operations:
Net investment income	$	0.04	0.08	0.10		0.12	0.09	0.01
Net realized and unrealized gain (loss) on investments	$	(0.74)	(0.39)	0.94		(0.07)	0.17	(0.10)
Total from investment operations	$	(0.70)	(0.31)	1.04		0.05	0.26	(0.09)
Less distributions from:
Net investment income	$	—	0.08	0.12		0.11	0.08	—
Net realized gains on investments	$	—	0.80	0.11		0.07	0.03	—
Total distributions	$	—	0.88	0.23		0.18	0.11	—
Net asset value, end of period	$	8.85	9.55	10.74		9.93	10.06	9.91
Total Return(2)%		(7.33)	(3.00)	10.65		0.51	2.68	(0.90	)†

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$	28,460	33,494	41,294		47,196	58,077	66,636
Ratios to average net assets:
Gross expenses prior to expense waiver(3)%		2.32	2.31	2.31		2.26	2.37	2.36
Net expenses after expense waiver(3)(4)%		2.32 **	2.31 **	2.31	**	2.26	2.43	1.74	††
Net investment income after expense waiver(3)(4)%		0.81 **	0.72 **	0.82	**	1.06	0.82	0.37	††
Portfolio turnover rate	%	10	104	57		76	67	4

(1)	Commencement of operations.

(2)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3)	Annualized for periods less than one year.

(4)	The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage, extraordinary, and acquired fund fees and expenses), subject to possible reimbursement to the Investment Adviser within three years of being incurred.

*	Calculated using average number of shares outstanding throughout the period.

**	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income ratio.

†	Represents performance beginning on the first day of the Guarantee Period (April 22, 2004). Total return from commencement of offering of shares was (0.50)% and (0.60)% for Class A and B, respectively.

††	ING Fund Distributor, LLC voluntarily waived 0.75% of distribution fees on Class B from February 2, 2004 through April 22, 2004.
See Accompanying Notes to Financial Statements

20

ING Principal Protection Fund IX (Unaudited) (continued)
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period.

		Class C
		Six Months							February 2,
		Ended							2004(1) to
		November 30,	Year Ended May 31,						May 31
		2008	2008	2007		2006		2005	2004

Per Share Operating Performance:
Net asset value, beginning of period	$	9.63	10.81	9.97		10.06		9.91	10.00
Income (loss) from investment operations:
Net investment income	$	0.04	0.09	0.08	*	0.11	*	0.09	0.01
Net realized and unrealized gain (loss) on investments	$	(0.75)	(0.39)	0.96		(0.05)		0.17	(0.10)
Total from investment operations	$	(0.71)	(0.30)	1.04		0.06		0.26	(0.09)
Less distributions from:
Net investment income	$	—	0.08	0.09		0.08		0.08	—
Net realized gains on investments	$	—	0.80	0.11		0.07		0.03	—
Total distributions	$	—	0.88	0.20		0.15		0.11	—
Net asset value, end of period	$	8.92	9.63	10.81		9.97		10.06	9.91
Total Return(2)%		(7.37)	(2.93)	10.59		0.64		2.64	(0.90	)†

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$	2,859	3,474	4,943		6,673		15,054	21,753
Ratios to average net assets:
Gross expenses prior to expense waiver(3)%		2.32	2.31	2.31		2.26		2.37	2.36
Net expenses after expense waiver(3)(4)%		2.32 **	2.31 **	2.31	**	2.26		2.43	1.74	††
Net investment income after expense waiver(3)(4)%		0.82 **	0.72 **	0.82	**	1.06		0.81	0.37	††
Portfolio turnover rate	%	10	104	57		76		67	4

(1)	Commencement of operations.

(2)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3)	Annualized for periods less than one year.

(4)	The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage, extraordinary, and acquired fund fees and expenses), subject to possible reimbursement to the Investment Adviser within three years of being incurred.

*	Calculated using average number of shares outstanding throughout the period.

**	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income ratio.

†	Represents performance beginning on the first day of the Guarantee Period (April 22, 2004). Total return from commencement of offering of shares was (0.60)% for Class C.

††	ING Fund Distributor, LLC voluntarily waived 0.75% of distribution fees on Class C from February 2, 2004 through April 22, 2004.
See Accompanying Notes to Financial Statements

21

ING Principal Protection Fund X (Unaudited)
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period.

		Class A
		Six Months								May 3,
		Ended								2004(1) to
		November 30,	Year Ended May 31,							May 31,
		2008	2008		2007		2006	2005		2004

Per Share Operating Performance:
Net asset value, beginning of period	$	9.41	10.72		9.89		10.25	10.00		10.00
Income (loss) from investment operations:
Net investment income	$	0.02	0.15	*	0.17	*	0.17	0.10		0.00	**
Net realized and unrealized gain (loss) on investments	$	(0.69)	(0.40)		0.98		(0.09)	0.26		0.00	**
Total from investment operations	$	(0.67)	(0.25)		1.15		0.08	0.36		0.00	**
Less distributions from:
Net investment income	$	—	0.20		0.19		0.15	0.07		—
Net realized gains on investments	$	—	0.86		0.13		0.29	0.04		—
Total distributions	$	—	1.06		0.32		0.44	0.11		—
Net asset value, end of period	$	8.74	9.41		10.72		9.89	10.25		10.00
Total Return(2)%		(7.12)	(2.45)		11.84		0.72	3.62	††	—	†

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$	3,328	4,005		6,536		8,986	14,204		5,047
Ratios to average net assets:
Gross expenses prior to expense waiver/recoupment(3)%		1.61	1.59		1.54		1.51	1.68		2.27
Net expenses after expense waiver/recoupment(3)(4)%		1.61 ***	1.59	***	1.54	***	1.51	1.69		0.93
Net investment income (loss) after expense waiver/recoupment(3)(4)%		0.38 ***	1.46	***	1.69	***	1.54	1.08		(0.01)
Portfolio turnover rate	%	26	133		106		57	78		—

		Class B
		Six Months								May 3,
		Ended								2004(1) to
		November 30,		Year Ended May 31,						May 31,
		2008		2008	2007		2006	2005		2004

Per Share Operating Performance:
Net asset value, beginning of period	$	9.38		10.69	9.86		10.22	10.00		10.00
Income (loss) from investment operations:
Net investment income (loss)	$	(0.02)		0.08	0.11		0.09	0.04		0.00	**
Net realized and unrealized gain (loss) on investments	$	(0.68)		(0.41)	0.97		(0.09)	0.26		0.00	**
Total from investment operations	$	(0.70)		(0.33)	1.08		0.00	0.30		0.00	**
Less distributions from:
Net investment income	$	—		0.12	0.12		0.07	0.04		—
Net realized gains on investments	$	—		0.86	0.13		0.29	0.04		—
Total distributions	$	—		0.98	0.25		0.36	0.08		—
Net asset value, end of period	$	8.68		9.38	10.69		9.86	10.22		10.00
Total Return(2)%		(7.46)		(3.22)	11.06		(0.08)	3.00	††	—	†

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$	20,599		24,584	30,438		34,312	42,237		12,477
Ratios to average net assets:
Gross expenses prior to expense waiver(3)%		2.36		2.34	2.29		2.26	2.43		3.02
Net expenses after expense waiver(3)(4)%		2.36	***	2.34 ***	2.29	***	2.26	2.32		1.68
Net investment income (loss) after expense waiver(3)(4)%		(0.37	)***	0.69 ***	0.95	***	0.79	0.43		(0.75)
Portfolio turnover rate	%	26		133	106		57	78		—

(1)	Commencement of operations.

(2)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3)	Annualized for periods less than one year.

(4)	The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage, extraordinary, and acquired fund fees and expenses), subject to possible reimbursement to the Investment Adviser within three years of being incurred.

*	Calculated using average number of shares outstanding throughout the period.

**	Amount is less than $0.005.

***	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income ratio.

†	As of May 31, 2004, the Fund was in its Offering Period. Total return calculation will begin on the commencement date of the Guarantee Period (August 17, 2004). Total return from commencement of offering of shares was 0.00% for Class A and B.

††	Represents performance beginning on the first day of the Guarantee Period (August 17, 2004). Total return for the year ended May 31, 2005 was 3.62% and 3.00% for Class A and B, respectively.
See Accompanying Notes to Financial Statements

22

ING Principal Protection Fund X (Unaudited) (continued)
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period.

		Class C
		Six Months									May 3,
		Ended									2004(1) to
		November 30,		Year Ended May 31,							May 31,
		2008		2008		2007		2006	2005		2004

Per Share Operating Performance:
Net asset value, beginning of period	$	9.45		10.74		9.89		10.22	10.00		10.00
Income (loss) from investment operations:
Net investment income (loss)	$	(0.02)		0.07	*	0.10	*	0.08 *	0.04		0.00	**
Net realized and unrealized gain (loss) on investments	$	(0.69)		(0.40)		0.99		(0.08)	0.26		0.00	**
Total from investment operations	$	(0.71)		(0.33)		1.09		0.00	0.30		0.00	**
Less distributions from:
Net investment income	$	—		0.10		0.11		0.04	0.04		—
Net realized gains on investments	$	—		0.86		0.13		0.29	0.04		—
Total distributions	$	—		0.96		0.24		0.33	0.08		—
Net asset value, end of period	$	8.74		9.45		10.74		9.89	10.22		10.00
Total Return(2)%		(7.51)		(3.24)		11.10		(0.07)	3.02	††	—	†

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$	2,390		2,907		4,913		6,456	12,256		1,825
Ratios to average net assets:
Gross expenses prior to expense waiver(3)%		2.36		2.34		2.29		2.26	2.43		3.02
Net expenses after expense waiver(3)(4)%		2.36	***	2.34	***	2.29	***	2.26	2.32		1.68
Net investment income (loss) after expense waiver (3)(4)%		(0.37	)***	0.71	***	0.94	***	0.79	0.43		(0.77)
Portfolio turnover rate	%	26		1.33		106		57	78		—

(1)	Commencement of operations.

(2)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3)	Annualized for periods less than one year.

(4)	The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage, extraordinary, and acquired fund fees and expenses), subject to possible reimbursement to the Investment Adviser within three years of being incurred.

*	Calculated using average number of shares outstanding throughout the period.

**	Amount is less than $0.005.

***	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income ratio.

†	As of May 31, 2004, the Fund was in its Offering Period. Total return calculation will begin on the commencement date of the Guarantee Period (August 17, 2004). Total return from commencement of offering of shares was 0.00% for Class C.

††	Represents performance beginning on the first day of the Guarantee Period (August 17, 2004). Total return for the year ended May 31, 2005 was 3.02% for Class C.
See Accompanying Notes to Financial Statements

23

ING Principal Protection Fund XI (Unaudited)
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period.

		Class A
		Six Months					August 16,
		Ended					2004(1) to
		November 30,	Year Ended May 31,				May 31,
		2008	2008	2007		2006	2005

Per Share Operating Performance:
Net asset value, beginning of period	$	9.69	10.75	9.88		9.99	10.00
Income (loss) from investment operations:
Net investment income	$	0.06	0.15	0.16	*	0.18	0.08
Net realized and unrealized gain (loss) on investments	$	(0.51)	(0.34)	0.95		(0.12)	(0.04)
Total from investment operations	$	(0.45)	(0.19)	1.11		0.06	0.04
Less distributions from:
Net investment income	$	—	0.15	0.20		0.16	0.05
Net realized gains on investments	$	—	0.72	0.04		0.01	—
Total distributions	$	—	0.87	0.24		0.17	0.05
Net asset value, end of period	$	9.24	9.69	10.75		9.88	9.99
Total Return(2)%		(4.64)	(1.86)	11.33		0.62	(0.09	)†

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$	2,960	3,347	4,436		6,783	8,999
Ratios to average net assets:
Expenses(3)(4)%		1.70 **	1.62 **	1.59	**	1.59	1.75
Net investment income(3)(4)%		1.22 **	1.34 **	1.56	**	1.66	1.19
Portfolio turnover rate	%	25	110	64		29	28

		Class B
		Six Months						August 16,
		Ended						2004(1) to
		November 30,		Year Ended May 31,				May 31,
		2008		2008	2007		2006	2005

Per Share Operating Performance:
Net asset value, beginning of period	$	9.65		10.69	9.84		9.96	10.00
Income (loss) from investment operations:
Net investment income	$	0.02	*	0.07	0.08	*	0.10	0.03
Net realized and unrealized gain (loss) on investments	$	(0.51)		(0.32)	0.94		(0.13)	(0.04)
Total from investment operations	$	(0.49)		(0.25)	1.02		(0.03)	(0.01)
Less distributions from:
Net investment income	$	—		0.07	0.13		0.08	0.03
Net realized gains on investments	$	—		0.72	0.04		0.01	—
Total distributions	$	—		0.79	0.17		0.09	0.03
Net asset value, end of period	$	9.16		9.65	10.69		9.84	9.96
Total Return(2)%		(5.08)		(2.49)	10.40		(0.27)	(0.36)†

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$	13,513		15,731	19,606		22,907	28,380
Ratios to average net assets:
Expenses(3)(4)%		2.45	**	2.37 **	2.34	**	2.34	2.50
Net investment income(3)(4)%		0.47	**	0.59 **	0.80	**	0.91	0.43
Portfolio turnover rate	%	25		110	64		29	28

(1)	Commencement of operations.

(2)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3)	Annualized for periods less than one year.

(4)	The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage, extraordinary, and acquired fund fees and expenses), subject to possible reimbursement to the Investment Adviser within three years of being incurred.

*	Calculated using average number of shares outstanding throughout the period.

**	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income ratio.

†	Represents performance beginning on the first day of the Guarantee Period (November 18, 2004). Total return from commencement of offering of shares was 0.27% and (0.11)% for Class A and B, respectively.
See Accompanying Notes to Financial Statements

24

ING Principal Protection Fund XI (Unaudited) (continued)
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period.

	Class C
	Six Months					August 16,
	Ended					2004(1) to
	November 30,	Year Ended May 31,				May 31,
	2008	2008	2007		2006	2005

Per Share Operating Performance:
Net asset value, beginning of period	$9.66	10.71	9.85		9.96	10.00
Income (loss) from investment operations:
Net investment income	$0.02	0.06	0.08	*	0.11	0.03
Net realized and unrealized gain (loss) on investments	$(0.51)	(0.31)	0.94		(0.13)	(0.04)
Total from investment operations	$(0.49)	(0.25)	1.02		(0.02)	(0.01)
Less distributions from:
Net investment income	$—	0.08	0.12		0.08	0.03
Net realized gains on investments	$—	0.72	0.04		0.01	—
Total distributions	$—	0.80	0.16		0.09	0.03
Net asset value, end of period	$9.17	9.66	10.71		9.85	9.96
Total Return(2)%	(5.07)	(2.51)	10.40		(0.20)	(0.36)†

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$2,894	3,153	3,658		4,737	7,143
Ratios to average net assets:
Expenses(3)(4)%	2.45 **	2.37 **	2.34	**	2.34	2.50
Net investment income(3)(4)%	0.47 **	0.59 **	0.80	**	0.91	0.46
Portfolio turnover rate %	25	110	64		29	28

(1)	Commencement of operations.

(2)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3)	Annualized for periods less than one year.

(4)	The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage, extraordinary, and acquired fund fees and expenses), subject to possible reimbursement to the Investment Adviser within three years of being incurred.

*	Calculated using average number of shares outstanding throughout the period.

**	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income ratio.

†	Represents performance beginning on the first day of the Guarantee Period (November 18, 2004). Total return from commencement of offering of shares was (0.08)% for Class C.
See Accompanying Notes to Financial Statements

25

ING Principal Protection Fund XII (Unaudited)
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A
	Six Months					November 15,
	Ended					2004(1) to
	November 30,	Year Ended May 31,				May 31,
	2008	2008	2007		2006	2005

Per Share Operating Performance:
Net asset value, beginning of period	$9.81	10.62	9.78		10.01	10.00
Income (loss) from investment operations:
Net investment income	$0.06	0.14	0.17	*	0.16 *	0.05
Net realized and unrealized gain (loss) on investments	$(0.35)	(0.29)	0.87		(0.21)	(0.04)
Total from investment operations	$(0.29)	(0.15)	1.04		(0.05)	0.01
Less distributions from:
Net investment income	$—	0.15	0.20		0.18	—
Net realized gains on investments	$—	0.51	—		—	—
Total distributions	$—	0.66	0.20		0.18	—
Net asset value, end of period	$9.52	9.81	10.62		9.78	10.01
Total Return(2)%	(2.96)	(1.44)	10.66		(0.51)	0.00	†

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$1,040	1,114	1,472		3,051	4,734
Ratios to average net assets:
Gross expenses prior to expense waiver/recoupment(3)%	1.82	1.89	1.71		1.92	1.68
Net expenses after expense waiver/recoupment(3)(4)%	1.75 **	1.75 **	1.75	**	1.75	1.68
Net investment income after expense waiver/recoupment(3)(4)%	1.24 **	1.41 **	1.67	**	1.63	1.26
Portfolio turnover rate %	50	119	44		97	14

	Class B
	Six Months						November 15,
	Ended						2004(1) to
	November 30,		Year Ended May 31,				May 31,
	2008		2008	2007		2006	2005

Per Share Operating Performance:
Net asset value, beginning of period	$9.77		10.57	9.75		9.97	10.00
Income (loss) from investment operations:
Net investment income	$0.02	*	0.07	0.10		0.09	0.02
Net realized and unrealized gain (loss) on investments	$(0.34)		(0.29)	0.84		(0.20)	(0.05)
Total from investment operations	$(0.32)		(0.22)	0.94		(0.11)	(0.03)
Less distributions from:
Net investment income	$—		0.07	0.12		0.11	—
Net realized gains on investments	$—		0.51	—		—	—
Total distributions	$—		0.58	0.12		0.11	—
Net asset value, end of period	$9.45		9.77	10.57		9.75	9.97
Total Return(2)%	(3.28)		(2.16)	9.72		(1.11)	(0.30)†

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$7,053		8,131	10,098		10,748	12,974
Ratios to average net assets:
Gross expenses prior to expense waiver/recoupment(3)%	2.57		2.64	2.46		2.67	2.43
Net expenses after expense waiver/recoupment(3)(4)%	2.50	**	2.50 **	2.50	**	2.50	2.43
Net investment income after expense waiver/recoupment(3)(4)%	0.49	**	0.65 **	0.90	**	0.89	0.49
Portfolio turnover rate %	50		119	44		97	14

(1)	Commencement of operations.

(2)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3)	Annualized for periods less than one year.

(4)	The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage, extraordinary, and acquired fund fees and expenses), subject to possible reimbursement to the Investment Adviser within three years of being incurred.

*	Calculated using the average number of shares outstanding throughout the period.

**	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income ratio.

†	Represents performance beginning on the first day of the Guarantee period (February 16, 2005). Total return from commencement of offering of shares was 0.10% and (0.30)% for Class A and B, respectively.
See Accompanying Notes to Financial Statements

26

ING Principal Protection Fund XII (Unaudited) (continued)
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period.

	Class C
	Six Months						November 15,
	Ended						2004(1) to
	November 30,		Year Ended May 31,				May 31,
	2008		2008	2007		2006	2005

Per Share Operating Performance:
Net asset value, beginning of period	$9.81		10.62	9.75		9.97	10.00
Income (loss) from investment operations:
Net investment income	$0.02	*	0.07	0.09	*	0.09 *	0.02
Net realized and unrealized gain (loss) on investments	$(0.35)		(0.30)	0.87		(0.20)	(0.05)
Total from investment operations	$(0.33)		(0.23)	0.96		(0.11)	(0.03)
Less distributions from:
Net investment income	$—		0.07	0.09		0.11	—
Net realized gains on investments	$—		0.51	—		—	—
Total distributions	$—		0.58	0.09		0.11	—
Net asset value, end of period	$9.48		9.81	10.62		9.75	9.97
Total Return(2)%	(3.36)		(2.23)	9.87		(1.16)	(0.30)†

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$1,554		1,700	1,996		2,775	5,327
Ratios to average net assets:
Gross expenses prior to expense waiver/recoupment(3)%	2.57		2.64	2.46		2.67	2.43
Net expenses after expense waiver/recoupment(3)(4)%	2.50	**	2.50 **	2.50	**	2.50	2.43
Net investment income after expense waiver/recoupment(3)(4)%	0.49	**	0.65 **	0.91	**	0.89	0.52
Portfolio turnover rate %	50		119	44		97	14

(1)	Commencement of operations.

(2)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3)	Annualized for periods less than one year.

(4)	The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage, extraordinary, and acquired fund fees and expenses), subject to possible reimbursement to the Investment Adviser within three years of being incurred.

*	Calculated using the average number of shares outstanding throughout the period.

**	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income ratio.

†	Represents performance beginning on the first day of the Guarantee period (February 16, 2005). Total return from commencement of offering of shares was (0.30)% for Class C.
See Accompanying Notes to Financial Statements

27

NOTES TO FINANCIAL STATEMENTS as of November 30, 2008 (Unaudited)

NOTE 1 — ORGANIZATION
Organization. The ING Principal Protection Funds (“PPFs”) are part of the ING Equity Trust (“IET” or the “Trust”), which is an open-end investment management company registered under the 1940 Act.
IET is a Massachusetts business trust organized on June 12, 1998 with fifteen separate active series. The five Series included in this report are: ING Principal Protection Fund VIII (“Principal Protection VIII” or “PPF VIII”), ING Principal Protection Fund IX (“Principal Protection IX” or “PPF IX”), ING Principal Protection Fund X (“Principal Protection X” or “PPF X”), ING Principal Protection Fund XI (“Principal Protection XI” or “PPF XI”), and ING Principal Protection Fund XII (“Principal Protection XII” or “PPF XII”), (each a “Fund”; collectively the “Funds”).
Each PPF has an Offering Period, a Guarantee Period and an Index Plus LargeCap Period. Shares of each PPF were offered during the Offering Period but will not be offered during the Guarantee Period, except in connection with reinvestment of dividends. Each PPF will be offered on a continuous basis to existing shareholders during the Index Plus LargeCap Period. During the Guarantee Period, each PPF seeks to participate in favorable equity market conditions while preserving at least the principal amount of the PPF as of the inception of the Guarantee Period. Each PPF guarantees that the amount distributed, if any, to each shareholder at the end of the Guarantee Period will be no less than the value of that shareholder’s investment as of the inception of the Guarantee Period, less certain expenses not covered by the expense limitation agreement, provided that all distributions received from the PPF have been reinvested and no shares have been redeemed. During the Index Plus LargeCap Period, which will commence immediately following the Guarantee Period, each PPF seeks to outperform the total return performance of the S&P 500® Index, while maintaining a risk profile consistent with the index.
The following table presents the time periods for each PPF’s three phases:

Commencement
of Index Plus
	Offering Period	Guarantee Period	LargeCap Equity
PPF VIII	10/01/03 — 12/15/03*	12/23/03 — 12/22/08	12/23/08
PPF IX	02/02/04 — 04/15/04*	04/22/04 — 04/21/09	04/22/09
PPF X	05/03/04 — 08/09/04*	08/17/04 — 08/14/09	08/15/09
PPF XI	08/16/04 — 11/11/04*	11/18/04 — 11/18/09	11/19/09
PPF XII	11/15/04 — 02/09/05*	02/16/05 — 02/16/10	02/17/10

*	A Quiet Period between the Offering Period and the Guarantee Period where new deposits are not accepted and the assets will remain invested in short term instruments.
Each Fund offers the following classes of shares: Class A, Class B, and Class C. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees, shareholder servicing fees and transfer agency fees. Shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Funds and earn income and realized gains/losses from each Fund pro rata based on the average daily net assets of each class, without distinction between share classes. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder servicing fees. Class B shares, along with their pro rata reinvested dividend shares, automatically convert to Class A shares eight years after purchase.
NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements. Such policies are in conformity with U.S. generally accepted accounting principles for investment companies.
A.	Security Valuation. Investments in equity securities traded on a national securities exchange are valued at the last reported sale price. Securities reported by NASDAQ will be valued at the NASDAQ official closing prices. Securities traded on an exchange or NASDAQ for which there has been no sale and securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities are valued at prices obtained from independent services or from one or more dealers making markets in the securities and may be adjusted based on the Funds’ valuation procedures. U.S. government obligations are valued by using market quotations or independent pricing services that use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) are valued at their fair values as defined by the 1940 Act, and as determined in good faith by or under the supervision of the Funds’ Board of Trustees

28

NOTES TO FINANCIAL STATEMENTS as of November 30, 2008 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING
POLICIES (continued)
(“Board”), in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that a Fund calculates its net asset value (“NAV”) may also be valued at their fair values as defined by the 1940 Act, and as determined in good faith by or under the supervision of the Board, in accordance with methods that are specifically authorized by the Board. The valuation techniques applied in any specific instance are likely to vary from case to case. With respect to a restricted security, for example, consideration is generally given to the cost of the investment, the market value of any unrestricted securities of the same class at the time of valuation, the potential expiration of restrictions on the security, the existence of any registration rights, the costs to the Funds related to registration of the security, as well as factors relevant to the issuer itself. Consideration may also be given to the price and extent of any public trading in similar securities of the issuer or comparable companies’ securities.

The value of a foreign security traded on an exchange outside the United States is generally based on the price of a foreign security on the principal foreign exchange where it trades as of the time a Fund determines its NAV or if the foreign exchange closes prior to the time a Fund determines its NAV, the most recent closing price of the foreign security on its principal exchange. Trading in certain non-U.S. securities may not take place on all days on which the New York Stock Exchange (“NYSE”) is open. Further, trading takes place in various foreign markets on days on which the NYSE is not open. Consequently, the calculation of a Fund’s NAV may not take place contemporaneously with the determination of the prices of securities held by a Fund in foreign securities markets. Further, the value of a Fund’s assets may be significantly affected by foreign trading on days when a shareholder cannot purchase or redeem shares of a Fund. In calculating a Fund’s NAV, foreign securities denominated in foreign currency are converted to U.S. dollar equivalents.

If an event occurs after the time at which the market for foreign securities held by a Fund closes but before the time that a Fund’s NAV is calculated, such event may cause the closing price on the foreign exchange to not represent a readily available reliable market value quotation for such securities at the time a Fund determines its NAV. In such a case, a Fund will use the fair value of such securities as determined under the Fund’s valuation procedures. Events after the close of trading on a foreign market that could require a Fund to fair value some or all of its foreign securities include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis in the determination of a security’s fair value, the Board has authorized the use of one or more independent research services to assist with such determinations. An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time a Fund calculates its NAV. There can be no assurance that such models accurately reflect the behavior of the applicable markets or the effect of the behavior of such markets on the fair value of securities, or that such markets will continue to behave in a fashion that is consistent with such models. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that a Fund could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, a Fund is not obligated to use the fair valuation suggested by any research service, and valuation recommendations provided by such research services may be overridden if other events have occurred or if other fair valuations are determined in good faith to be more accurate. Unless an event is such that it causes a Fund to determine that the closing prices for one or more securities do not represent readily available reliable market value quotations at a time a Fund determines its NAV, events that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in a Fund’s NAV. Investments in securities maturing in 60 days or less from the date of acquisition are valued at amortized cost which approximates market value.

Effective for fiscal years beginning after November 15, 2007, Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 157, “Fair Value Measurements”, establishes a hierarchy for measuring fair value of assets and liabilities. As required by the standard, each investment asset or

29

NOTES TO FINANCIAL STATEMENTS as of November 30, 2008 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING
POLICIES (continued)
liability of the Funds is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1”, inputs other than quoted prices for an asset that are observable are classified as “Level 2” and unobservable inputs, including the sub-adviser’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3”. The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Funds’ investments under these levels of classification is included following the Portfolios of Investments.

Effective for fiscal years and interim periods ending after November 15, 2008, the FASB issued FASB Staff Position (“FSP”) No. FAS 133-1 and FASB Interpretation Number (“FIN”) 45-4, “Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45; and Clarification of the Effective Date of FASB Statement No. 161.” The amendments to FAS 133 require enhanced disclosure regarding credit derivatives sold, including (1) the nature and terms of the credit derivative, reasons for entering into the credit derivative, the events or circumstances that would require the seller to perform under the credit derivative, and the current status of the payment/performance risk of the credit derivative, (2) the maximum potential amount of future payments (undiscounted) the seller could be required to make under the credit derivative, (3) the fair value of the credit derivative, and (4) the nature of any recourse provisions and assets held either as collateral or by third parties. The amendments to FIN 45 require additional disclosures about the current status of the payment/performance risk of a guarantee. All changes to accounting policies have been made in accordance with the FSP and incorporated for the current period as part of the Notes to Financial Statements and Portfolio of Investments.

B.	Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis.

Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Funds. Premium amortization and discount accretion are determined by the effective yield method.

C.	Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:
(1)	Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at the end of the day.

(2)	Purchases and sales of investment securities, income and expenses — at the exchange rates of exchange prevailing on the respective dates of such transactions.
Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities’ current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on a Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include but are not limited to revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S.

30

NOTES TO FINANCIAL STATEMENTS as of November 30, 2008 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING
POLICIES (continued)
companies and U.S. government securities. The foregoing risks are even greater with respect to securing of issuers in emerging markets.

D.	Foreign Currency Transactions and Futures Contracts. The Funds may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar in connection with the planned purchases or sales of securities. The Funds either enter into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or use forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. For the six months ended November 30, 2008, the Funds did not enter into foreign currency exchange transactions.

Each Fund may enter into futures contracts involving foreign currency, interest rates, securities and security indices. A futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of foreign currency, financial instrument or security called for in the contract at a specified future time for a specified price. Upon entering into such a contract, a Fund is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, a Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margins and are recorded as unrealized gains or losses by a Fund. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

E.	Distributions to Shareholders. The Funds record distributions to their shareholders on the ex-dividend date. Each Fund pays dividends and capital gains, if any, annually. The Funds may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies.

F.	Federal Income Taxes. It is the policy of the Funds to comply with the requirements of the subchapter M of the Internal Revenue code and related excise tax provisions applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, no federal income tax or provision is required. Management has considered the sustainability of the Funds’ tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions will be made until any capital loss carryforwards have been fully utilized or expired.

G.	Guarantee Fees. Each PPF’s Guarantee is backed by an unconditional, irrevocable guarantee from MBIA Insurance Corporation (“MBIA”), a monoline financial guarantor. Each PPF pays MBIA a guarantee fee of 0.33% of its average daily net assets during the guarantee period.

MBIA, 113 King Street, Armonk, New York 10504 serves as the financial guarantor to the PPF’s pursuant to a written agreement with ING Investments, ING Investment Management Co. and the Trust. Pursuant to the terms of the Financial Guaranty Agreement, MBIA will issue to the Trust, for the benefit of the shareholders of the PPF, the insurance policy to support the PPF’s Payment Undertaking. The insurance policy is unconditional and irrevocable and will remain in place through the Guarantee Maturity Date for a PPF. MBIA and its subsidiaries provide financial guarantees to municipalities and other bond issuers. MBIA also guarantees structured asset-backed and mortgage-backed transactions, selected corporate bonds and obligations of high-quality financial institutions.

H.	Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements

31

NOTES TO FINANCIAL STATEMENTS as of November 30, 2008 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)
and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

I.	Repurchase Agreements. Each Fund may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is usually short, from overnight to one week, while the underlying securities generally have longer maturities. Each Fund will receive as collateral securities acceptable to it whose market value is equal to at least 100% of the carrying amount of the repurchase agreements, plus accrued interest, being invested by the Fund. The underlying collateral is valued daily on a mark-to-market basis to assure that the value, including accrued interest is at least equal to the repurchase price. If the seller defaults, a Fund might incur a loss or delay in the realization of proceeds if the value of the security collateralizing the repurchase agreement declines, and it might incur disposition costs in liquidating the collateral.

J.	Illiquid and Restricted Securities. Each PPF may not invest more than 15% of their net assets in illiquid securities, Illiquid securities are not readily marketable. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Funds to sell them promptly at an acceptable price. Each Fund also may invest in restricted securities, which include those sold under Rule 144A of the Securities Act of 1933 (“1933 Act”) or securities offered pursuant to Section 4(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and generally may not be publicly sold without registration under the 1933 Act. Certain restricted securities may be considered liquid pursuant to procedures adopted by the Board or may be deemed to be illiquid because they may not be readily marketable. Illiquid and restricted securities are valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined under procedures approved by the Board.

K.	Indemnifications. In the normal course of business, the Funds may enter into contracts that provide certain indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.
NOTE 3 — INVESTMENT TRANSACTIONS
For the six months ended November 30, 2008, the cost of purchases and proceeds from the sales of securities, excluding U.S. Government and short-term securities, were as follows:

	Purchases	Sales
PPF VIII	$4,503,354	$13,480,430
PPF IX	3,569,540	12,212,635
PPF X	7,448,428	15,876,026
PPF XI	1,344,301	5,554,302
PPF XII	1,722,470	3,638,501
U.S. government securities not included above were as follows:

	Purchases	Sales
PPF IX	$—	$1,558,945
PPF XI	3,927,906	1,962,545
PPF XII	3,406,755	2,962,453
NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES
The Funds entered into an investment management agreement (“Management Agreement”) with ING Investments, LLC (“ING Investments” or “Investment Adviser”). The Management Agreement compensates the Investment Adviser with a fee, computed daily and payable monthly, based on the average daily net assets of each Fund. The fee for each PPF is 0.25% during its Offering Period and 0.45% during its Index Plus LargeCap Period. During the Guarantee Period for PPF VIII — PPF XII, the maximum fee based on their average daily net assets is 0.55% of the Fixed Component and 0.80% of the Equity Component, unless the Funds use the Exchange Traded Fund/Futures Strategy in lieu of the Equity Strategy, then the maximum fee would reduce to 0.55% of their average daily net assets.
ING Investment Management Co. (“ING IM” or “Sub-Adviser”), a registered investment adviser, serves as sub-adviser to the Funds.
ING Funds are permitted to invest end-of-day cash balances into ING Institutional Prime Money Market Fund. Investment management fees paid by the Funds

32

NOTES TO FINANCIAL STATEMENTS as of November 30, 2008 (Unaudited) (continued)

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES (continued)
will be reduced by an amount equal to the management fees paid indirectly to ING Institutional Prime Money Market Fund with respect to assets invested by the Funds. These fees are not subject to recoupment. For the period ended November 31, 2008, the Funds waived the following amounts:

Amount
Waived
PPF VIII	$252
PPF IX	67
PPF X	43
PPF XI	30
PPF XII	20
ING Funds Services, LLC (the “Administrator”), serves as administrator to each Fund. Each Fund compensates the Administrator with a fee calculated at an annual rate of 0.10% of each Fund’s average daily net assets.
The Investment Adviser, ING IM, the Administrator and ING Funds Distributor, LLC (“IFD” or the “Distributor”) are indirect, wholly-owned subsidiaries of ING Groep N.V. (“ING Groep”). ING Groep is one of the largest financial services organizations in the world, and offers an array of banking, insurance and asset management services to both individuals and investors. ING Groep is a global financial institution of Dutch origin offering banking, investments, life insurance and retirement services to over 75 million private, corporate and institutional clients in more than 50 countries. With a diverse workforce of about 125,000 people, ING Groep comprises a broad spectrum of prominent companies that increasingly serve their clients under the ING brand.
On October 19, 2008, ING Groep announced that it reached an agreement with the Dutch government to strengthen its capital position, creating a strong buffer to navigate the current market and economic environment. ING Groep will issue non-voting core Tier-1 securities for a total consideration of EUR 10 billion to the Dutch State. The transaction boosts ING Bank’s core Tier-1 ratio, strengthens the insurance balance sheet and reduces ING Groep’s Debt/Equity ratio.
NOTE 5 — DISTRIBUTION AND SERVICE FEES
Each share class of the Funds has adopted a Plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plans”), whereby the Distributor is compensated by the Funds for expenses incurred in the distribution of each Fund’s shares (“Distribution Fees”). Pursuant to the 12b-1 Plans, the Distributor is entitled to a payment each month to compensate expenses incurred in the distribution and promotion of each Fund’s shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees (“Service Fees”) paid to securities dealers who have executed a distribution agreement with the Distributor. Under the 12b-1 Plans, each class of shares of the Fund pays the Distributor a combined Distribution and/or Service Fee based on average daily net assets at the following rates:

	Class A	Class B	Class C
PPF VIII	0.25%	1.00%	1.00%
PPF IX	0.25%	1.00%	1.00%
PPF X	0.25%	1.00%	1.00%
PPF XI	0.25%	1.00%	1.00%
PPF XII	0.25%	1.00%	1.00%
NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES
At November 30, 2008, the Funds had the following amounts recorded in payable to affiliates on the accompanying Statements of Assets and Liabilities (see Notes 4 and 5):

			Accrued
	Accrued		Shareholder
	Investment	Accrued	Service and
	Management	Administrative	Distribution	Accrued
Fund	Fees	Fees	Fees	Recoupment	Total
PPF VII	$18,244	$3,272	$30,155	$—	$51,671
PPF IX	16,014	2,856	26,532	—	45,402
PPF X	12,238	2,178	19,684	—	34,100
PPF XI	8,998	1,606	14,231	12,917	37,752
PPF XII	4,419	795	7,309	—	12,523
IET has adopted a Retirement Policy covering all independent trustees of each Fund who will have served as an independent trustee for at least five years at the time of retirement. Benefits under this plan are based on an annual rate as defined in the plan agreement.
NOTE 7 — OTHER ACCRUED EXPENSES AND LIABILITIES
At November 30, 2008, the Funds had the following payables included in Other Accrued Expenses and Liabilities on the Statements of Assets and Liabilities that exceeded 5% of total liabilities.

Fund	Accrued Expenses	Amount
Principal Protection IX	Custody	$10,901
	Transfer Agent	15,812
	Accrued MBIA Fee	9,425
	Printing	8,030
Principal Protection X	Custody	12,008
	Transfer Agent	6,027
	Accrued MBIA Fee	7,187

33

NOTES TO FINANCIAL STATEMENTS as of November 30, 2008 (Unaudited) (continued)

NOTE 7 — OTHER ACCRUED EXPENSES AND LIABILITIES (continued)

Fund	Accrued Expenses	Amount
Principal Protection XI	Custody	7,467
	Transfer Agent	15,219
	Accrued MBIA Fee	5,299
	Printing	4,908
Principal Protection XII	Custody	6,550
	Transfer Agent	5,419
	Accrued MBIA Fee	2,623
	Audit	6,155
	Miscellaneous	2,999
	Postage	2,518
	Printing	2,375
NOTE 8 — EXPENSE LIMITATIONS
ING Investments entered into a written expense limitation agreement (“Expense Limitation Agreement”) with each of the Funds whereby, the Investment Adviser has agreed to limit expenses, excluding interest, taxes, brokerage commissions and extraordinary expenses (and acquired fund fees and expenses) to the levels listed below:

	Class A	Class B	Class C
PPF VIII	1.75%	2.50%	2.50%
PPF IX	1.75%	2.50%	2.50%
PPF X	1.75%	2.50%	2.50%
PPF XI	1.75%	2.50%	2.50%
PPF XII	1.75%	2.50%	2.50%
The Investment Adviser may at a later date recoup from a Fund for management fees waived and other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, that Fund’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statement of Operations for each Fund. Outstanding reimbursement balances due to the Funds, if any, under their respective expense limitation agreements are reflected in Reimbursement Due from Manager on the accompanying Statements of Assets and Liabilities.
As of November 30, 2008, the cumulative amounts of reimbursed fees that are subject to possible recoupment by the Investment Adviser, and the related expiration dates are as follows:

		November 30,
	2009	2010	2011	Total
Principal Protection XII	$13,229	$5,393	$15,670	$34,292
The Expense Limitation Agreement is contractual and shall renew automatically for one-year terms unless ING Investments provides written termination of the Expense Limitation Agreement within 90 days of the end of the then current term.
NOTE 9 — LINE OF CREDIT
The Funds, in addition to certain other funds managed by the Investment Adviser, have entered into an unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon for an aggregate amount of $125,000,000. The proceeds may be used to: (1) temporarily finance the purchase and sale of securities; (2) finance the redemption of shares of an investor in the Funds; and (3) enable the Funds to meet other emergency expenses as defined in the Credit Agreement. The Funds to which the line of credit is available pay a commitment fee equal to 0.07% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. During the six months ended November 30, 2008, the Funds did not have any loans outstanding under the line of credit.
NOTE 10 — CAPITAL SHARES
Transactions in capital shares and dollars were as follows:

	Class A		Class B		Class C
	Six Months	Year	Six Months	Year	Six Months	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	November 30,	May 31,	November 30,	May 31,	November 30,	May 31,
	2008	2008	2008	2008	2008	2008
Principal Protection Fund VIII (Number of Shares)
Reinvestment of distributions	—	36,284	—	293,375	—	27,653
Shares redeemed	(79,237)	(157,406)	(877,487)	(980,582)	(107,645)	(220,056)

Net decrease in shares outstanding	(79,237)	(121,122)	(877,487)	(687,207)	(107,645)	(192,403)

Principal Protection Fund VIII ($)
Reinvestment of distributions	$—	$353,769	$—	$2,872,145	$—	$272,661
Shares redeemed	(727,114)	(1,578,056)	(8,035,421)	(9,979,902)	(1,025,439)	(2,236,380)

Net decrease	$(727,114)	$(1,224,287)	$(8,035,421)	$(7,107,757)	$(1,025,439)	$(1,963,719)

34

NOTES TO FINANCIAL STATEMENTS as of November 30, 2008 (Unaudited) (continued)

NOTE 10 — CAPITAL SHARES (continued)

	Class A		Class B		Class C
	Six Months	Year	Six Months	Year	Six Months	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	November 30,	May 31,	November 30,	May 31,	November 30,	May 31,
	2008	2008	2008	2008	2008	2008
Principal Protection Fund IX (Number of Shares)
Reinvestment of distributions	—	36,902	—	290,392	—	23,611
Shares redeemed	(10,050)	(92,743)	(290,792)	(630,331)	(40,359)	(120,032)

Net decrease in shares outstanding	(10,050)	(55,841)	(290,792)	(339,939)	(40,359)	(96,421)

Principal Protection Fund IX ($)
Reinvestment of distributions	$—	$357,208	$—	$2,816,797	$—	$230,915
Shares redeemed	(92,109)	(924,628)	(2,661,939)	(6,314,546)	(372,352)	(1,205,710)

Net decrease	$(92,109)	$(567,420)	$(2,661,939)	$(3,497,749)	$(372,352)	$(974,795)

	Class A		Class B		Class C
Principal Protection Fund X (Number of Shares)
Reinvestment of distributions	—	45,820	—	229,485	—	21,495
Shares redeemed	(44,620)	(229,820)	(246,180)	(456,809)	(34,046)	(171,586)

Net decrease in shares outstanding	(44,620)	(184,000)	(246,180)	(227,324)	(34,046)	(150,091)

Principal Protection Fund X ($)
Reinvestment of distributions	$—	$437,579	$—	$2,191,586	$—	$206,786
Shares redeemed	(401,244)	(2,367,993)	(2,191,537)	(4,628,230)	(308,721)	(1,779,342)

Net decrease	$(401,244)	$(1,930,414)	$(2,191,537)	$(2,436,644)	$(308,721)	$(1,572,556)

	Class A		Class B		Class C
Principal Protection Fund XI (Number of Shares)
Reinvestment of distributions	—	29,104	—	115,079	—	13,733
Shares redeemed	(25,078)	(96,470)	(156,165)	(318,706)	(10,935)	(28,855)

Net decrease in shares outstanding	(25,078)	(67,366)	(156,165)	(203,627)	(10,935)	(15,122)

Principal Protection Fund XI ($)
Reinvestment of distributions	$—	$286,096	$—	$1,130,072	$—	$134,994
Shares redeemed	(230,954)	(984,640)	(1,455,768)	(3,257,909)	(102,133)	(285,247)

Net decrease	$(230,954)	$(698,544)	$(1,455,768)	$(2,127,837)	$(102,133)	$(150,253)

	Class A		Class B		Class C
Principal Protection Fund XII (Number of Shares)
Reinvestment of distributions	—	7,951	—	47,260	—	3,797
Shares redeemed	(4,226)	(33,062)	(85,558)	(170,259)	(9,404)	(18,524)

Net decrease in shares outstanding	(4,226)	(25,111)	(85,558)	(122,999)	(9,404)	(14,727)

Principal Protection Fund XII ($)
Reinvestment of distributions	$—	$79,111	$—	$470,233	$—	$37,928
Shares redeemed	(40,550)	(325,729)	(817,118)	(1,726,343)	(90,517)	(190,987)

Net decrease	$(40,550)	$(246,618)	$(817,118)	$(1,256,110)	$(90,517)	$(153,059)

35

NOTES TO FINANCIAL STATEMENTS as of November 30, 2008 (Unaudited) (continued)

NOTE 11 — FEDERAL INCOME TAXES
The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified.
Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.
Dividends paid by the Funds from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.
There were no dividends or distributions to shareholders for the six months ended November 30, 2008. The tax composition of dividends and distributions to shareholders was as follows:

	Year Ended May 31, 2008
	Ordinary	Long-Term
	Income	Capital Gains
PPF VIII	$1,403,206	$2,824,787
PPF IX	1,049,401	2,832,600
PPF X	1,236,428	2,078,303
PPF XI	530,901	1,351,936
PPF XII	176,912	526,637
The tax-basis components of distributable earnings as of May 31, 2008 were:

				Post-October
	Undistributed	Undistributed	Unrealized	Capital
	Ordinary	Long-Term	Appreciation/	Losses
	Income	Capital Gains	(Depreciation)	Deferred
PPF VIII	$182,797	$—	$(1,020,160)	$(321,123)
PPF IX	142,865	—	(1,080,501)	(117,816)
PPF X	39,491	—	(894,514)	(123,545)
PPF XI	59,080	—	(452,646)	(37,814)
PPF XII	68,976	22,586	(254,906)	—
The Funds’ major tax jurisdictions are federal, Arizona, and Massachusetts. The earliest tax year that remains subject to examination by these jurisdictions is 2003.
NOTE 12 — OTHER ACCOUNTING PRONOUNCEMENTS
On March 19, 2008, the FASB issued Statement of Financial Accounting Standards No. 161 (“SFAS No. 161”), “Disclosure about Derivative Instruments and Hedging Activities.” This new accounting statement requires enhanced disclosures about an entity’s derivative and hedging activities. Entities are required to provide enhanced disclosures about (a) how and why an entity invests in derivatives, (b) how derivatives are accounted for under SFAS No. 133, and (c) how derivatives affect an entity’s financial position, financial performance, and cash flows. SFAS No. 161 also requires enhanced disclosures regarding credit-risk-related contingent features of derivative instruments. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. As of November 30, 2008, management of the Funds is currently assessing the impact of the expanded financial statement disclosures that will result from adopting SFAS No. 161.

36

NOTES TO FINANCIAL STATEMENTS as of November 30, 2008 (Unaudited) (continued)

NOTE 13 — SUBSEQUENT EVENTS
Dividends: Subsequent to November 30, 2008, the following Funds declared dividends and distributions of:

	Per Share Amounts
	Net Investment	Short-Term	Long-Term
	Income	Capital Gains	Capital Gains	Payable Date	Record Date
PPF VIII
Class A	$0.2071	$—	$—	December 18, 2008	December 15, 2008
Class B	$0.1016	$—	$—	December 18, 2008	December 15, 2008
Class C	$0.1043	$—	$—	December 18, 2008	December 15, 2008
PPF IX
Class A	$0.1555	$—	$—	December 18, 2008	December 15, 2008
Class B	$0.0779	$—	$—	December 18, 2008	December 15, 2008
Class C	$0.0694	$—	$—	December 18, 2008	December 15, 2008
Class A	$0.0063	$—	$—	January 5, 2009	December 30, 2008
Class B	$0.0048	$—	$—	January 5, 2009	December 30, 2008
Class C	$0.0049	$—	$—	January 5, 2009	December 30, 2008
PPF X
Class A	$0.0792	$—	$—	December 18, 2008	December 15, 2008
Class B	$0.0044	$—	$—	December 18, 2008	December 15, 2008
Class C	$0.0022	$—	$—	December 18, 2008	December 15, 2008
PPF XI
Class A	$0.1283	$—	$—	December 18, 2008	December 15, 2008
Class B	$0.0487	$—	$—	December 18, 2008	December 15, 2008
Class C	$0.0556	$—	$—	December 18, 2008	December 15, 2008
Class A	$0.0059	$—	$—	January 5, 2009	December 30, 2008
Class B	$0.0053	$—	$—	January 5, 2009	December 30, 2008
Class C	$0.0051	$—	$—	January 5, 2009	December 30, 2008
PPF XII
Class A	$0.1438	$0.0320	$0.0232	December 18, 2008	December 15, 2008
Class B	$0.0601	$0.0320	$0.0232	December 18, 2008	December 15, 2008
Class C	$0.0683	$0.0320	$0.0232	December 18, 2008	December 15, 2008
Effective December 23, 2008, PPF VIII changed its name from “ING Principal Protection Fund VIII” to “ING Index Plus LargeCap Equity Fund VIII.” Prior to December 23, 2008, PPF VIII had a different investment objective and different principal investment strategies. In connection with the change, the management fee, Class A sales charge and Class C deferred sales charge were reduced.
NOTE 14 — INFORMATION REGARDING TRADING OF ING’S U.S. MUTUAL FUNDS
As discussed in earlier supplements that were previously filed with the SEC, ING Investments, the adviser to the ING Funds, has reported to the Boards of Directors/Trustees (the “Boards”) of the ING Funds that, like many U.S. financial services companies, ING Investments and certain of its U.S. affiliates have received informal and formal requests for information since September 2003 from various governmental and self-regulatory agencies in connection with investigations related to mutual funds and variable insurance products. ING Investments has advised the Boards that it and its affiliates have cooperated fully with each request.
In addition to responding to regulatory and governmental requests, ING Investments reported that management of U.S. affiliates of ING Groep N.V., including ING Investments (collectively, “ING”), on their own initiative, have conducted, through independent special counsel and a national accounting firm, an extensive internal review of trading in ING insurance, retirement, and mutual fund products. ING’s internal review related to mutual fund trading has been completed. ING has reported that, of the millions of customer relationships that ING maintains, the internal review identified several isolated arrangements allowing third parties to engage in frequent trading of mutual funds within ING’s variable insurance and mutual fund products, and identified other circumstances where frequent trading occurred, despite measures taken by ING intended to combat market timing. ING further reported that each of these arrangements has been terminated and fully disclosed to regulators. The results of the internal review were also reported to the independent members of the Boards.

37

NOTES TO FINANCIAL STATEMENTS as of November 30, 2008 (Unaudited) (continued)

NOTE 14 — INFORMATION REGARDING TRADING OF ING’S U.S. MUTUAL FUNDS (continued)
ING Investments has advised the Boards that most of the identified arrangements were initiated prior to ING’s acquisition of the businesses in question in the U.S. ING Investments further reported that the companies in question did not receive special benefits in return for any of these arrangements, which have all been terminated.
Based on the internal review, ING Investments has advised the Boards that the identified arrangements do not represent a systemic problem in any of the companies that were involved.
Despite the extensive internal review conducted through independent special counsel and a national accounting firm, there can be no assurance that the instances of inappropriate trading reported to the Boards are the only instances of such trading respecting the ING Funds.
ING Investments reported to the Boards that ING is committed to conducting its business with the highest standards of ethical conduct with zero tolerance for noncompliance. Accordingly, ING Investments advised the Boards that ING management was disappointed that its voluntary internal review identified these situations. Viewed in the context of the breadth and magnitude of its U.S. business as a whole, ING management does not believe that ING’s acquired companies had systemic ethical or compliance issues in these areas. Nonetheless, ING Investments reported that given ING’s refusal to tolerate any lapses, it has taken the steps noted below, and will continue to seek opportunities to further strengthen the internal controls of its affiliates.
•	ING has agreed with the ING Funds to indemnify and hold harmless the ING Funds from all damages resulting from wrongful conduct by ING or its employees or from ING’s internal investigation, any investigations conducted by any governmental or self-regulatory agencies, litigation or other formal proceedings, including any proceedings by the SEC. ING Investments reported to the Boards that the indemnification commitments made by ING Funds related to mutual fund trading have been settled and restitution amounts prepared by an independent consultant have been paid to the affected ING Funds.

•	ING updated its Code of Conduct for employees reinforcing its employees’ obligation to conduct personal trading activity consistent with the law, disclosed limits, and other requirements.
Other Regulatory Matters
The New York Attorney General and other federal and state regulators are also conducting broad inquiries and investigations involving the insurance industry. These initiatives currently focus on, among other things, compensation and other sales incentives; potential conflicts of interest; potential anticompetitive activity; reinsurance; marketing practices (including suitability); specific product types (including group annuities and indexed annuities); fund selection for investment products and brokerage sales; and disclosure. It is likely that the scope of these industry investigations will further broaden before they conclude. ING has received formal and informal requests in connection with such investigations, and is cooperating fully with each request.
Other federal and state regulators could initiate similar actions in this or other areas of ING’s businesses. These regulatory initiatives may result in new legislation and regulation that could significantly affect the financial services industry, including businesses in which ING is engaged. In light of these and other developments, ING continuously reviews whether modifications to its business practices are appropriate. At this time, in light of the current regulatory factors, ING U.S. is actively engaged in reviewing whether any modifications in our practices are appropriate for the future.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares, or other adverse consequences to ING Funds.

38

PORTFOLIO OF INVESTMENTS
ING Principal Protection Fund VIII
as of November 30, 2008 (Unaudited)

Shares			Value

COMMON STOCK: 5.8%
		Advertising: 0.0%
600	@	Interpublic Group of Cos., Inc.	$2,454
200		Omnicom Group	5,658

			8,112

		Aerospace/Defense: 0.2%
200		Boeing Co.	8,526
110		General Dynamics Corp.	5,684
90		Goodrich Corp.	3,029
70		L-3 Communications Holdings, Inc.	4,702
90		Lockheed Martin Corp.	6,940
187		Northrop Grumman Corp.	7,658
200		Raytheon Co.	9,760
210		United Technologies Corp.	10,191

			56,490

		Agriculture: 0.1%
580		Altria Group, Inc.	9,326
290		Archer-Daniels-Midland Co.	7,940
50		Lorillard, Inc.	3,022
560		Philip Morris International, Inc.	23,610
100		Reynolds American, Inc.	4,108
10		UST, Inc.	688

			48,694

		Airlines: 0.0%
280		Southwest Airlines Co.	2,422

			2,422

		Apparel: 0.0%
200	@	Coach, Inc.	3,580
110		Nike, Inc.	5,858
50		Polo Ralph Lauren Corp.	2,160
50		VF Corp.	2,615

			14,213

		Auto Manufacturers: 0.0%
315	@	Ford Motor Co.	847
			847

		Auto Parts & Equipment: 0.0%
300		Johnson Controls, Inc.	5,298
			5,298

		Banks: 0.5%
1,277		Bank of America Corp.	20,751
380		Bank of New York Mellon Corp.	11,480
370		BB&T Corp.	11,089
169		Capital One Financial Corp.	5,815
1,430		Citigroup, Inc.	11,855
140		Fifth Third Bancorp.	1,338
80		Goldman Sachs Group, Inc.	6,319
280		Huntington Bancshares, Inc.	2,240
1,004		JPMorgan Chase & Co.	31,787
20		M&T Bank Corp.	1,285
280		Morgan Stanley	4,130
370		National City Corp.	744
120		Northern Trust Corp.	5,507
70		PNC Financial Services Group, Inc.	3,694
381		Regions Financial Corp.	3,882
180		State Street Corp.	7,580
130		SunTrust Bank	4,125
650		US Bancorp.	17,537
389		Wachovia Corp.	2,186
1,090		Wells Fargo & Co.	31,490
10		Zions Bancorp.	319

			185,153

		Beverages: 0.2%
20		Brown-Forman Corp.	878
600		Coca-Cola Co.	28,122
90		Coca-Cola Enterprises, Inc.	826
180	@	Constellation Brands, Inc.	2,297
60	@	Dr Pepper Snapple Group, Inc.	968
50		Molson Coors Brewing Co.	2,224
190		Pepsi Bottling Group, Inc.	3,437
290		PepsiCo, Inc.	16,443

			55,195

		Biotechnology: 0.1%
320	@	Amgen, Inc.	17,773
100	@	Biogen Idec, Inc.	4,231
120	@	Celgene Corp.	6,252
40	@	Genzyme Corp.	2,561
260	@	Gilead Sciences, Inc.	11,645
22	@	Life Technologies Corp.	578

			43,040

		Chemicals: 0.1%
50		Air Products & Chemicals, Inc.	2,388
2		Ashland, Inc.	19
20		CF Industries Holdings, Inc.	1,053
270		Dow Chemical Co.	5,009
230		EI Du Pont de Nemours & Co.	5,764
70		International Flavors & Fragrances, Inc.	2,138
150		Monsanto Co.	11,880
110		PPG Industries, Inc.	4,831
50		Praxair, Inc.	2,953
40		Rohm & Haas Co.	2,736
60		Sherwin-Williams Co.	3,536
50		Sigma-Aldrich Corp.	2,156

			44,463

		Coal: 0.0%
20		Massey Energy Co.	312
90		Peabody Energy Corp.	2,109

			2,421

		Commercial Services: 0.1%
40	@	Apollo Group, Inc. — Class A	3,074
70		Automatic Data Processing, Inc.	2,874
180		H&R Block, Inc.	3,443
10		Mastercard, Inc.	1,453
50		Moody’s Corp.	1,086
50		Paychex, Inc.	1,413
90		Robert Half International, Inc.	1,880
210		RR Donnelley & Sons Co.	2,680
267		Western Union Co.	3,543

			21,446

		Computers: 0.3%
80	@	Affiliated Computer Services, Inc.	3,236
260	@	Apple, Inc.	24,094
40	@	Computer Sciences Corp.	1,114
690	@	Dell, Inc.	7,707
650	@	EMC Corp.	6,871
760		Hewlett-Packard Co.	26,813
410		International Business Machines Corp.	33,456
See Accompanying Notes to Financial Statements

39

PORTFOLIO OF INVESTMENTS
ING Principal Protection Fund VIII
as of November 30, 2008 (Unaudited) (continued)

Shares			Value

		Computers: (continued)
90	@	Lexmark International, Inc.	$2,356
90	@	NetApp, Inc.	1,215
7	@	Sun Microsystems, Inc.	22
140	@	Teradata Corp.	1,880

			108,764

		Cosmetics/Personal Care: 0.2%
40		Avon Products, Inc.	844
60		Colgate-Palmolive Co.	3,904
30		Estee Lauder Cos., Inc.	837
859		Procter & Gamble Co.	55,277

			60,862

		Distribution/Wholesale: 0.0%
120		Genuine Parts Co.	4,698

			4,698

		Diversified Financial Services: 0.1%
280		American Express Co.	6,527
146		Ameriprise Financial, Inc.	2,695
380		Charles Schwab Corp.	6,965
30		CME Group, Inc.	6,359
200		Discover Financial Services	2,046
30		Federated Investors, Inc.	596
20	@	IntercontinentalExchange, Inc.	1,472
80		Invesco Ltd.	1,004
80		Janus Capital Group, Inc.	652
300		Merrill Lynch & Co., Inc.	3,966
50	@	Nasdaq Stock Market, Inc.	1,075
70		NYSE Euronext	1,667
140	@	SLM Corp.	1,289

			36,313

		Electric: 0.2%
460	@	AES Corp.	3,537
250		American Electric Power Co., Inc.	7,823
130		CMS Energy Corp.	1,321
280		Dominion Resources, Inc.	10,310
230		DTE Energy Co.	8,554
220		Duke Energy Corp.	3,423
250		Edison International	8,350
60		Entergy Corp.	5,106
80		Exelon Corp.	4,497
110		FirstEnergy Corp.	6,444
70		FPL Group, Inc.	3,413
70		PG&E Corp.	2,663
190		Public Service Enterprise Group, Inc.	5,871
70		Southern Co.	2,542

			73,854

		Electrical Components & Equipment: 0.0%
200		Emerson Electric Co.	7,178

			7,178

		Electronics: 0.0%
120	@	Agilent Technologies, Inc.	2,260
50		Amphenol Corp.	1,161
140		Jabil Circuit, Inc.	921
160	@	Thermo Electron Corp.	5,709
160	@@	Tyco Electronics Ltd.	2,637
70	@	Waters Corp.	2,886

			15,574

		Engineering & Construction: 0.0%
100		Fluor Corp.	4,554
30	@	Jacobs Engineering Group, Inc.	1,343

			5,897

		Environmental Control: 0.0%
100	@	Allied Waste Industries, Inc.	1,074
20		Waste Management, Inc.	584

			1,658

		Food: 0.1%
220		ConAgra Foods, Inc.	3,245
40		HJ Heinz Co.	1,554
40		JM Smucker Co.	1,815
70		Kellogg Co.	3,040
340		Kraft Foods, Inc.	9,251
150		Kroger Co.	4,149
40		McCormick & Co., Inc.	1,191
170		Safeway, Inc.	3,706
550		Sara Lee Corp.	5,049
80		Supervalu, Inc.	953
90		Sysco Corp.	2,111
50		Whole Foods Market, Inc.	529

			36,593

		Forest Products & Paper: 0.0%
180		International Paper Co.	2,241

			2,241

		Gas: 0.0%
330		Centerpoint Energy, Inc.	4,267
120		Sempra Energy	5,600

			9,867

		Hand/Machine Tools: 0.0%
70		Black & Decker Corp.	2,971
70		Snap-On, Inc.	2,524
110		Stanley Works	3,497

			8,992

		Healthcare — Products: 0.2%
220		Baxter International, Inc.	11,638
70		Becton Dickinson & Co.	4,447
320	@	Boston Scientific Corp.	1,974
30		Cardinal Health, Inc.	976
100	@@	Covidien Ltd.	3,685
40		CR Bard, Inc.	3,281
10	@	Intuitive Surgical, Inc.	1,325
730		Johnson & Johnson	42,763
330		Medtronic, Inc.	10,072
20	@	Patterson Cos., Inc.	376
110	@	St. Jude Medical, Inc.	3,083
50		Stryker Corp.	1,946
70	@	Varian Medical Systems, Inc.	2,825
50	@	Zimmer Holdings, Inc.	1,866

			90,257

		Healthcare — Services: 0.1%
190		Aetna, Inc.	4,146
180		Cigna Corp.	2,180
50	@	DaVita, Inc.	2,513
50	@	Humana, Inc.	1,512
80	@	Laboratory Corp. of America Holdings	5,069
70		Quest Diagnostics	3,260
See Accompanying Notes to Financial Statements

40

PORTFOLIO OF INVESTMENTS
ING Principal Protection Fund VIII
as of November 30, 2008 (Unaudited) (continued)

Shares			Value

		Healthcare — Services: (continued)
320		UnitedHealth Group, Inc.	$6,723
150	@	WellPoint, Inc.	5,340

			30,743

		Holding Companies — Diversified: 0.0%
20		Leucadia National Corp.	391

			391

		Home Builders: 0.0%
70		Lennar Corp.	498
110		Pulte Homes, Inc.	1,172

			1,670

		Home Furnishings: 0.0%
20		Harman International Industries, Inc.	301

			301

		Household Products/Wares: 0.1%
70		Avery Dennison Corp.	2,177
40		Clorox Co.	2,366
60		Fortune Brands, Inc.	2,268
160		Kimberly-Clark Corp.	9,246

			16,057

		Insurance: 0.2%
200		Aflac, Inc.	9,260
40		Allstate Corp.	1,018
290		American International Group, Inc.	583
100		AON Corp.	4,530
60		Assurant, Inc.	1,306
170		Chubb Corp.	8,731
60		Cincinnati Financial Corp.	1,754
80		Lincoln National Corp.	1,098
82		Loews Corp.	2,246
50		Marsh & McLennan Cos., Inc.	1,275
270		Metlife, Inc.	7,765
50		Progressive Corp.	751
160		Prudential Financial, Inc.	3,472
120		Torchmark Corp.	4,338
200		Travelers Cos., Inc.	8,730
230		UnumProvident Corp.	3,427

			60,284

		Internet: 0.1%
50	@	Akamai Technologies, Inc.	614
90	@	Amazon.com, Inc.	3,843
420	@	eBay, Inc.	5,515
20	@	Expedia, Inc.	168
70	@	Google, Inc. — Class A	20,507
257	@	Symantec Corp.	3,092
370	@	Yahoo!, Inc.	4,259

			37,998

		Investment Companies: 0.0%
240		American Capital Ltd.	1,018

			1,018

		Iron/Steel: 0.0%
20		AK Steel Holding Corp.	158
10		Allegheny Technologies, Inc.	230
100		Nucor Corp.	3,568
70		United States Steel Corp.	2,128

			6,084

		Leisure Time: 0.0%
50		Carnival Corp.	1,050

			1,050

		Machinery — Construction & Mining: 0.0%
240		Caterpillar, Inc.	9,838

			9,838

		Machinery — Diversified: 0.0%
80		Cummins, Inc.	2,046
180		Deere & Co.	6,266
50		Flowserve Corp.	2,517
60		Manitowoc Co., Inc.	473
60		Rockwell Automation, Inc.	1,869

			13,171

		Media: 0.1%
905		Comcast Corp. — Class A	15,693
290	@	DIRECTV Group, Inc.	6,383
590		News Corp. — Class A	4,661
1,180		Time Warner, Inc.	10,679
140	@	Viacom — Class B	2,229
500		Walt Disney Co.	11,260

			50,905

		Metal Fabricate/Hardware: 0.0%
70		Precision Castparts Corp.	4,389

			4,389

		Mining: 0.0%
10		Alcoa, Inc.	108
138		Freeport-McMoRan Copper & Gold, Inc.	3,311
50		Newmont Mining Corp.	1,683

			5,102

		Miscellaneous Manufacturing: 0.3%
200		3M Co.	13,386
100		Cooper Industries Ltd.	2,414
180		Dover Corp.	5,369
70		Eaton Corp.	3,244
2,860		General Electric Co.	49,106
360		Honeywell International, Inc.	10,030
70		Illinois Tool Works, Inc.	2,388
70		ITT Corp.	2,930
100		Leggett & Platt, Inc.	1,460
130		Parker Hannifin Corp.	5,340
150		Textron, Inc.	2,285
60	@@	Tyco International Ltd.	1,254

			99,206

		Office/Business Equipment: 0.0%
290		Pitney Bowes, Inc.	7,166
280		Xerox Corp.	1,957

			9,123

		Oil & Gas: 0.8%
160		Anadarko Petroleum Corp.	6,568
110		Apache Corp.	8,503
20		Chesapeake Energy Corp.	344
671		Chevron Corp.	53,016
504		ConocoPhillips	26,470
80		Devon Energy Corp.	5,787
70		ENSCO International, Inc.	2,269
60		EOG Resources, Inc.	5,101

See Accompanying Notes to Financial Statements

41

PORTFOLIO OF INVESTMENTS
ING Principal Protection Fund VIII
as of November 30, 2008 (Unaudited) (continued)

Shares			Value

		Oil & Gas: (continued)
1,530		ExxonMobil Corp.	$122,630
90		Hess Corp.	4,864
180		Marathon Oil Corp.	4,712
90		Murphy Oil Corp.	3,965
120	@, @@	Nabors Industries Ltd.	1,740
110		Noble Corp.	2,947
30		Noble Energy, Inc.	1,568
270		Occidental Petroleum Corp.	14,618
60		Questar Corp.	1,931
90	@	Southwestern Energy Co.	3,093
60		Sunoco, Inc.	2,384
130		Tesoro Petroleum Corp.	1,195
84	@	Transocean, Inc.	5,618
250		Valero Energy Corp.	4,588
52		XTO Energy, Inc.	1,988

			285,899

		Oil & Gas Services: 0.1%
110		Baker Hughes, Inc.	3,831
70		BJ Services Co.	839
180	@	Cameron International Corp.	3,798
140		Halliburton Co.	2,464
170	@	National Oilwell Varco, Inc.	4,809
360		Schlumberger Ltd.	18,266
70		Smith International, Inc.	2,047
50	@	Weatherford International Ltd.	639

			36,693

		Packaging & Containers: 0.0%
70		Ball Corp.	2,552
10		Bemis Co.	270
20		Sealed Air Corp.	317

			3,139

		Pharmaceuticals: 0.4%
430		Abbott Laboratories	22,528
50		Allergan, Inc.	1,884
30	@	Barr Pharmaceuticals, Inc.	1,962
530		Bristol-Myers Squibb Co.	10,971
370		Eli Lilly & Co.	12,636
90	@	Express Scripts, Inc.	5,176
180	@	Forest Laboratories, Inc.	4,352
158	@	King Pharmaceuticals, Inc.	1,518
130	@	Medco Health Solutions, Inc.	5,460
580		Merck & Co., Inc.	15,498
90	@	Mylan Laboratories	847
1,880		Pfizer, Inc.	30,888
500		Schering-Plough Corp.	8,405
90	@	Watson Pharmaceuticals, Inc.	2,138
440		Wyeth	15,844

			140,107

		Pipelines: 0.0%
230		El Paso Corp.	1,700
190		Spectra Energy Corp.	3,089
40		Williams Cos., Inc.	649

			5,438

		Retail: 0.4%
40	@	Autozone, Inc.	4,369
70		Best Buy Co., Inc.	1,450
90	@	Big Lots, Inc.	1,577
90		Costco Wholesale Corp.	4,632
406		CVS Caremark Corp.	11,746
10		Darden Restaurants, Inc.	183
110		Family Dollar Stores, Inc.	3,056
70	@	GameStop Corp.	1,530
290		Gap, Inc.	3,776
310		Home Depot, Inc.	7,164
30		JC Penney Co., Inc.	570
20	@	Kohl’s Corp.	653
230		Limited Brands, Inc.	2,141
430		Lowe’s Cos., Inc.	8,884
90		Macy’s, Inc.	668
360		McDonald’s Corp.	21,150
90		RadioShack Corp.	887
230		Staples, Inc.	3,993
200	@	Starbucks Corp.	1,786
170		Target Corp.	5,739
290		TJX Cos., Inc.	6,618
270		Walgreen Co.	6,680
690		Wal-Mart Stores, Inc.	38,557
80		Yum! Brands, Inc.	2,155

			139,964

		Savings & Loans: 0.0%
550		Hudson City Bancorp., Inc.	9,191

			9,191

		Semiconductors: 0.1%
80		Altera Corp.	1,177
50		Analog Devices, Inc.	855
400		Applied Materials, Inc.	3,832
120	@	Broadcom Corp.	1,837
1,630		Intel Corp.	22,494
30		KLA-Tencor Corp.	564
310	@	LSI Logic Corp.	831
60	@	MEMC Electronic Materials, Inc.	901
210		National Semiconductor Corp.	2,310
80	@	Nvidia Corp.	598
140	@	QLogic Corp.	1,487
400		Texas Instruments, Inc.	6,228
90		Xilinx, Inc.	1,472

			44,586

		Software: 0.2%
100	@	Adobe Systems, Inc.	2,316
90	@	Autodesk, Inc.	1,493
100	@	BMC Software, Inc.	2,496
290		CA, Inc.	4,884
60	@	Compuware Corp.	381
50	@	Electronic Arts, Inc.	953
180		Fidelity National Information Services, Inc.	3,092
70	@	Fiserv, Inc.	2,390
260		IMS Health, Inc.	3,419
2,210		Microsoft Corp.	44,686
1,230	@	Oracle Corp.	19,791

			85,901

		Telecommunications: 0.4%
1,545		AT&T, Inc.	44,125
40		CenturyTel, Inc.	1,062
1,670	@	Cisco Systems, Inc.	27,622
480		Corning, Inc.	4,325
71		Embarq Corp.	2,317
60		Harris Corp.	2,093
170	@	JDS Uniphase Corp.	462

See Accompanying Notes to Financial Statements

42

PORTFOLIO OF INVESTMENTS
ING Principal Protection Fund VIII
as of November 30, 2008 (Unaudited) (continued)

Shares			Value

		Telecommunications: (Continued)
90	@	Juniper Networks, Inc.	$1,564
230		Motorola, Inc.	991
390		Qualcomm, Inc.	13,092
470		Qwest Communications International, Inc.	1,504
675		Sprint Nextel Corp.	1,883
780		Verizon Communications, Inc.	25,467
500		Windstream Corp.	4,430

			130,937

		Toys/Games/Hobbies: 0.0%
180		Hasbro, Inc.	4,824

			4,824

		Transportation: 0.1%
70		Burlington Northern Santa Fe Corp.	5,363
40		CH Robinson Worldwide, Inc.	2,043
60		CSX Corp.	2,234
50		Expeditors International Washington, Inc.	1,672
70		FedEx Corp.	4,946
50		Norfolk Southern Corp.	2,474
40		Ryder System, Inc.	1,436
60		Union Pacific Corp.	3,002
200		United Parcel Service, Inc. — Class B	11,520

			34,690

		Total Common Stock (Cost $2,873,093)	2,219,241

REAL ESTATE INVESTMENT TRUSTS: 0.1%

		Apartments: 0.1%
120		Apartment Investment & Management Co.	1,376
30		AvalonBay Communities, Inc.	1,820
170		Equity Residential	5,173

			8,369

		Diversified: 0.0%
30		Vornado Realty Trust	1,604

			1,604

		Health Care: 0.0%
200		HCP, Inc.	4,134

			4,134

		Hotels: 0.0%
370		Host Hotels & Resorts, Inc.	2,782

			2,782

		Regional Malls: 0.0%
80		Simon Property Group, Inc.	3,800

			3,800

		Shopping Centers: 0.0%
50		Developers Diversified Realty Corp.	240

			240

		Storage: 0.0%
90		Public Storage, Inc.	6,290

			6,290

		Total Real Estate Investment Trusts (Cost $35,767)	27,219

Principal
Amount			Value

U.S. GOVERNMENT AGENCY OBLIGATIONS: 83.1%

		Federal Home Loan Mortgage Corporation: 83.1%
$31,600,000	Z	1.160%, due 12/22/08	$31,578,049

		Total U.S. Government Agency Obligations (Cost $31,534,686)	31,578,049

		Total Long-Term Investments (Cost $34,443,546)	33,824,509

Shares			Value

SHORT-TERM INVESTMENTS: 12.7%

	Affiliated Mutual Fund: 12.7%
4,797,000	ING Institutional Prime Money Market Fund — Class I		$4,797,000

	Total Short-Term Investments (Cost $4,797,000)		4,797,000

	Total Investments in Securities (Cost $39,240,546)*	101.7%	$38,621,509
	Other Assets and Liabilities — Net	(1.7)	(626,967)

	Net Assets	100.0%	$37,994,542

@	Non-income producing security
@@	Foreign Issuer
Z	Indicates Zero Coupon Bond; rate shown reflects current effective yield.

*	Cost for federal income tax purposes is $39,900,534.

Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$59,903
Gross Unrealized Depreciation	(1,338,928)

Net Unrealized Depreciation	$(1,279,025)

The following table summarizes the inputs used as of November 30, 2008 in determining the Fund’s investments at fair value for purposes of SFAS 157:

	Investments in	Other Financial
	Securities	Instruments*
Level 1 — Quoted Prices	$7,043,460	$—
Level 2 — Other Significant Observable Inputs	31,578,049	—
Level 3 — Significant Unobservable Inputs	—	—

Total	$38,621,509	$—

“Fair value” for purposes of SFAS 157 is different from “fair value” as used in the 1940 Act. The former generally implies market value, and can include market quotations as a source of value, and the latter refers to determinations of actual value in absence of available market quotations.

*	Other financial instruments may include forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at period end. Swaps and written options are reported at their market value at period end.

See Accompanying Notes to Financial Statements

43

PORTFOLIO OF INVESTMENTS
ING Principal Protection Fund IX
as of November 30, 2008 (Unaudited)

Shares			Value

COMMON STOCK: 5.2%

		Advertising: 0.0%
480	@	Interpublic Group of Cos., Inc.	$1,963
160		Omnicom Group	4,526

			6,489

		Aerospace/Defense: 0.1%
160		Boeing Co.	6,821
90		General Dynamics Corp.	4,650
70		Goodrich Corp.	2,356
60		L-3 Communications Holdings, Inc.	4,030
70		Lockheed Martin Corp.	5,398
145		Northrop Grumman Corp.	5,938
160		Raytheon Co.	7,808
170		United Technologies Corp.	8,250

			45,251

		Agriculture: 0.1%
460		Altria Group, Inc.	7,397
230		Archer-Daniels-Midland Co.	6,297
40		Lorillard, Inc.	2,417
450		Philip Morris International, Inc.	18,972
80		Reynolds American, Inc.	3,286

			38,369

		Airlines: 0.0%
220		Southwest Airlines Co.	1,903

			1,903

		Apparel: 0.1%
160	@	Coach, Inc.	2,864
90		Nike, Inc.	4,793
40		Polo Ralph Lauren Corp.	1,728
40		VF Corp.	2,092

			11,477

		Auto Manufacturers: 0.0%
254	@	Ford Motor Co.	683

			683

		Auto Parts & Equipment: 0.0%
240		Johnson Controls, Inc.	4,238

			4,238

		Banks: 0.4%
1,025		Bank of America Corp.	16,656
300		Bank of New York Mellon Corp.	9,063
290		BB&T Corp.	8,691
132		Capital One Financial Corp.	4,542
1,150		Citigroup, Inc.	9,534
110		Fifth Third Bancorp.	1,052
70		Goldman Sachs Group, Inc.	5,529
220		Huntington Bancshares, Inc.	1,760
802		JPMorgan Chase & Co.	25,391
10		M&T Bank Corp.	643
230		Morgan Stanley	3,393
300		National City Corp.	603
90		Northern Trust Corp.	4,130
60		PNC Financial Services Group, Inc.	3,166
308		Regions Financial Corp.	3,139
150		State Street Corp.	6,317
100		SunTrust Bank	3,173
520		US Bancorp.	14,030
313		Wachovia Corp.	1,759
880		Wells Fargo & Co.	25,423
10		Zions Bancorp.	319

			148,313

		Beverages: 0.1%
17		Brown-Forman Corp.	746
480		Coca-Cola Co.	22,498
70		Coca-Cola Enterprises, Inc.	643
140	@	Constellation Brands, Inc.	1,786
50	@	Dr Pepper Snapple Group, Inc.	807
40		Molson Coors Brewing Co.	1,779
160		Pepsi Bottling Group, Inc.	2,894
240		PepsiCo, Inc.	13,608

			44,761

		Biotechnology: 0.1%
260	@	Amgen, Inc.	14,440
80	@	Biogen Idec, Inc.	3,385
90	@	Celgene Corp.	4,689
30	@	Genzyme Corp.	1,921
210	@	Gilead Sciences, Inc.	9,406
62	@	Life Technologies Corp.	1,618

			35,459

		Chemicals: 0.1%
40		Air Products & Chemicals, Inc.	1,910
3		Ashland, Inc.	27
10		CF Industries Holdings, Inc.	526
220		Dow Chemical Co.	4,081
180		EI Du Pont de Nemours & Co.	4,511
60		International Flavors & Fragrances, Inc.	1,832
120		Monsanto Co.	9,504
90		PPG Industries, Inc.	3,953
40		Praxair, Inc.	2,362
30		Rohm & Haas Co.	2,052
50		Sherwin-Williams Co.	2,947
40		Sigma-Aldrich Corp.	1,724

			35,429

		Coal: 0.0%
10		Massey Energy Co.	156
70		Peabody Energy Corp.	1,640

			1,796

		Commercial Services: 0.1%
40	@	Apollo Group, Inc. — Class A	3,074
60		Automatic Data Processing, Inc.	2,464
150		H&R Block, Inc.	2,870
10		Mastercard, Inc.	1,453
40		Moody’s Corp.	868
40		Paychex, Inc.	1,130
70		Robert Half International, Inc.	1,462
170		RR Donnelley & Sons Co.	2,169
210		Western Union Co.	2,787

			18,277

		Computers: 0.3%
70	@	Affiliated Computer Services, Inc.	2,832
210	@	Apple, Inc.	19,461
30	@	Computer Sciences Corp.	836
560	@	Dell, Inc.	6,255
520	@	EMC Corp.	5,496
610		Hewlett-Packard Co.	21,521

See Accompanying Notes to Financial Statements

44

PORTFOLIO OF INVESTMENTS
ING Principal Protection Fund IX
as of November 30, 2008 (Unaudited)

Shares			Value

		Computers: (continued)
330		International Business Machines Corp.	$26,928
70	@	Lexmark International, Inc.	1,833
70	@	NetApp, Inc.	945
110	@	Teradata Corp.	1,477

			87,584

		Cosmetics/Personal Care: 0.2%
40		Avon Products, Inc.	844
50		Colgate-Palmolive Co.	3,254
30		Estee Lauder Cos., Inc.	837
683		Procter & Gamble Co.	43,951

			48,886

		Distribution/Wholesale: 0.0%
100		Genuine Parts Co.	3,915

			3,915

		Diversified Financial Services: 0.1%
220		American Express Co.	5,128
120		Ameriprise Financial, Inc.	2,215
300		Charles Schwab Corp.	5,499
20		CME Group, Inc.	4,239
165		Discover Financial Services	1,688
20		Federated Investors, Inc.	397
20	@	IntercontinentalExchange, Inc.	1,472
70		Invesco Ltd.	879
70		Janus Capital Group, Inc.	571
240		Merrill Lynch & Co., Inc.	3,173
40	@	Nasdaq Stock Market, Inc.	860
60		NYSE Euronext	1,429
110	@	SLM Corp.	1,013

			28,563

		Electric: 0.2%
370	@	AES Corp.	2,845
200		American Electric Power Co., Inc.	6,258
100		CMS Energy Corp.	1,016
220		Dominion Resources, Inc.	8,100
190		DTE Energy Co.	7,066
170		Duke Energy Corp.	2,645
200		Edison International	6,680
50		Entergy Corp.	4,255
70		Exelon Corp.	3,935
80		FirstEnergy Corp.	4,686
60		FPL Group, Inc.	2,926
60		PG&E Corp.	2,282
150		Public Service Enterprise Group, Inc.	4,635
60		Southern Co.	2,179

			59,508

		Electrical Components & Equipment: 0.0%
160		Emerson Electric Co.	5,742

			5,742

		Electronics: 0.1%
100	@	Agilent Technologies, Inc.	1,883
40		Amphenol Corp.	929
110		Jabil Circuit, Inc.	724
120	@	Thermo Electron Corp.	4,282
125	@@	Tyco Electronics Ltd.	2,060
60	@	Waters Corp.	2,474
			12,352

		Engineering & Construction: 0.0%
80		Fluor Corp.	$3,643
30	@	Jacobs Engineering Group, Inc.	1,343

			4,986

		Environmental Control: 0.0%
80	@	Allied Waste Industries, Inc.	859
20		Waste Management, Inc.	584

			1,443

		Food: 0.1%
180		ConAgra Foods, Inc.	2,655
30		HJ Heinz Co.	1,165
30		JM Smucker Co.	1,361
60		Kellogg Co.	2,606
275		Kraft Foods, Inc.	7,483
120		Kroger Co.	3,319
30		McCormick & Co., Inc.	893
140		Safeway, Inc.	3,052
440		Sara Lee Corp.	4,039
60		Supervalu, Inc.	715
70		Sysco Corp.	1,642
40		Whole Foods Market, Inc.	423

			29,353

		Forest Products & Paper: 0.0%
150		International Paper Co.	1,868

			1,868

		Gas: 0.0%
260		Centerpoint Energy, Inc.	3,362
90		Sempra Energy	4,200

			7,562

		Hand/Machine Tools: 0.0%
60		Black & Decker Corp.	2,546
50		Snap-On, Inc.	1,803
90		Stanley Works	2,861

			7,210

		Healthcare — Products: 0.2%
180		Baxter International, Inc.	9,522
60		Becton Dickinson & Co.	3,812
260	@	Boston Scientific Corp.	1,604
30		Cardinal Health, Inc.	976
85	@@	Covidien Ltd.	3,132
30		CR Bard, Inc.	2,461
10	@	Intuitive Surgical, Inc.	1,325
580		Johnson & Johnson	33,976
270		Medtronic, Inc.	8,240
20	@	Patterson Cos., Inc.	376
90	@	St. Jude Medical, Inc.	2,523
40		Stryker Corp.	1,557
60	@	Varian Medical Systems, Inc.	2,422
40	@	Zimmer Holdings, Inc.	1,493

			73,419

		Healthcare — Services: 0.1%
150		Aetna, Inc.	3,273
140		Cigna Corp.	1,695
40	@	DaVita, Inc.	2,010
40	@	Humana, Inc.	1,209
60	@	Laboratory Corp. of America Holdings	3,802
60		Quest Diagnostics	2,794

See Accompanying Notes to Financial Statements

45

PORTFOLIO OF INVESTMENTS
ING principal protection fund IX
as of November 30, 2008 (Unaudited)

Shares			Value

		Healthcare — Services: (continued)
260		UnitedHealth Group, Inc.	$5,463
120	@	WellPoint, Inc.	4,272

			24,518

		Holding Companies — Diversified: 0.0%
20		Leucadia National Corp.	391

			391

		Home Builders: 0.0%
60		Lennar Corp.	427
90		Pulte Homes, Inc.	959

			1,386

		Home Furnishings: 0.0%
10		Harman International Industries, Inc.	151

			151

		Household Products/Wares: 0.1%
60		Avery Dennison Corp.	1,866
30		Clorox Co.	1,775
50		Fortune Brands, Inc.	1,890
130		Kimberly-Clark Corp.	7,513

			13,044

		Insurance: 0.2%
160		Aflac, Inc.	7,408
30		Allstate Corp.	763
240		American International Group, Inc.	482
80		AON Corp.	3,624
50		Assurant, Inc.	1,089
140		Chubb Corp.	7,190
50		Cincinnati Financial Corp.	1,462
70		Lincoln National Corp.	961
72		Loews Corp.	1,972
40		Marsh & McLennan Cos., Inc.	1,020
210		Metlife, Inc.	6,040
40		Progressive Corp.	601
120		Prudential Financial, Inc.	2,604
100		Torchmark Corp.	3,615
160		Travelers Cos., Inc.	6,984
180		UnumProvident Corp.	2,682

			48,497

		Internet: 0.1%
40	@	Akamai Technologies, Inc.	491
80	@	Amazon.com, Inc.	3,416
340	@	eBay, Inc.	4,464
20	@	Expedia, Inc.	168
50	@	Google, Inc. — Class A	14,648
207	@	Symantec Corp.	2,490
300	@	Yahoo!, Inc.	3,453

			29,130

		Investment Companies: 0.0%
190		American Capital Ltd.	806

			806

		Iron/Steel: 0.0%
20		AK Steel Holding Corp.	158
10		Allegheny Technologies, Inc.	230
80		Nucor Corp.	2,854
60		United States Steel Corp.	1,824

			5,066

		Leisure Time: 0.0%
40		Carnival Corp.	$840

			840

		Machinery — Construction & Mining: 0.0%
190		Caterpillar, Inc.	7,788

			7,788

		Machinery — Diversified: 0.0%
60		Cummins, Inc.	1,535
140		Deere & Co.	4,873
40		Flowserve Corp.	2,013
50		Manitowoc Co., Inc.	394
50		Rockwell Automation, Inc.	1,558

			10,373

		Media: 0.1%
730		Comcast Corp. — Class A	12,658
230	@	DIRECTV Group, Inc.	5,062
470		News Corp. — Class A	3,713
950		Time Warner, Inc.	8,598
110	@	Viacom — Class B	1,751
410		Walt Disney Co.	9,233

			41,015

		Metal Fabricate/Hardware: 0.0%
60		Precision Castparts Corp.	3,762

			3,762

		Mining: 0.0%
10		Alcoa, Inc.	108
114		Freeport-McMoRan Copper & Gold, Inc.	2,735
40		Newmont Mining Corp.	1,346

			4,189

		Miscellaneous Manufacturing: 0.2%
160		3M Co.	10,709
80		Cooper Industries Ltd.	1,931
150		Dover Corp.	4,475
60		Eaton Corp.	2,780
2,300		General Electric Co.	39,491
290		Honeywell International, Inc.	8,079
60		Illinois Tool Works, Inc.	2,047
60		ITT Corp.	2,512
80		Leggett & Platt, Inc.	1,168
100		Parker Hannifin Corp.	4,108
120		Textron, Inc.	1,828
55	@@	Tyco International Ltd.	1,150

			80,278

		Office/Business Equipment: 0.0%
230		Pitney Bowes, Inc.	5,683
220		Xerox Corp.	1,538

			7,221

		Oil & Gas: 0.7%
130		Anadarko Petroleum Corp.	5,337
90		Apache Corp.	6,957
10		Chesapeake Energy Corp.	172
544		Chevron Corp.	42,981
399		ConocoPhillips	20,955
70		Devon Energy Corp.	5,064
60		ENSCO International, Inc.	1,945
50		EOG Resources, Inc.	4,251

See Accompanying Notes to Financial Statements

46

PORTFOLIO OF INVESTMENTS
ING Principal Protection Fund IX
as of November 30, 2008 (Unaudited) (continued)

Shares			Value

		Oil & Gas: (continued)
1,230		ExxonMobil Corp.	$98,585
70		Hess Corp.	3,783
150		Marathon Oil Corp.	3,927
70		Murphy Oil Corp.	3,084
100	@, @@	Nabors Industries Ltd.	1,450
90		Noble Corp.	2,411
30		Noble Energy, Inc.	1,568
220		Occidental Petroleum Corp.	11,911
50		Questar Corp.	1,610
70	@	Southwestern Energy Co.	2,406
50		Sunoco, Inc.	1,987
110		Tesoro Petroleum Corp.	1,011
69	@	Transocean, Inc.	4,615
200		Valero Energy Corp.	3,670
50		XTO Energy, Inc.	1,912

			231,592

		Oil & Gas Services: 0.1%
90		Baker Hughes, Inc.	3,135
60		BJ Services Co.	719
150	@	Cameron International Corp.	3,165
110		Halliburton Co.	1,936
140	@	National Oilwell Varco, Inc.	3,961
290		Schlumberger Ltd.	14,715
60		Smith International, Inc.	1,754
40	@	Weatherford International Ltd.	511

			29,896

		Packaging & Containers: 0.0%
60		Ball Corp.	2,187
10		Bemis Co.	270
20		Sealed Air Corp.	317

			2,774

		Pharmaceuticals: 0.3%
350		Abbott Laboratories	18,337
40		Allergan, Inc.	1,507
30	@	Barr Pharmaceuticals, Inc.	1,962
430		Bristol-Myers Squibb Co.	8,901
300		Eli Lilly & Co.	10,245
70	@	Express Scripts, Inc.	4,026
150	@	Forest Laboratories, Inc.	3,627
134	@	King Pharmaceuticals, Inc.	1,288
110	@	Medco Health Solutions, Inc.	4,620
470		Merck & Co., Inc.	12,558
70	@	Mylan Laboratories	659
1,510		Pfizer, Inc.	24,809
410		Schering-Plough Corp.	6,892
70	@	Watson Pharmaceuticals, Inc.	1,663
350		Wyeth	12,604

			113,698

		Pipelines: 0.0%
190		El Paso Corp.	1,404
150		Spectra Energy Corp.	2,439
30		Williams Cos., Inc.	487

			4,330

		Retail: 0.3%
30	@	Autozone, Inc.	3,277
60		Best Buy Co., Inc.	1,243
70	@	Big Lots, Inc.	1,226
70		Costco Wholesale Corp.	3,603
326		CVS Caremark Corp.	9,431
10		Darden Restaurants, Inc.	183
80		Family Dollar Stores, Inc.	2,222
60	@	GameStop Corp.	1,311
240		Gap, Inc.	3,125
250		Home Depot, Inc.	5,778
20		JC Penney Co., Inc.	380
20	@	Kohl’s Corp.	653
190		Limited Brands, Inc.	1,769
350		Lowe’s Cos., Inc.	7,231
70		Macy’s, Inc.	519
290		McDonald’s Corp.	17,038
70		RadioShack Corp.	690
190		Staples, Inc.	3,298
160	@	Starbucks Corp.	1,429
130		Target Corp.	4,389
230		TJX Cos., Inc.	5,249
210		Walgreen Co.	5,195
560		Wal-Mart Stores, Inc.	31,293
70		Yum! Brands, Inc.	1,886

			112,418

		Savings & Loans: 0.0%
440		Hudson City Bancorp., Inc.	7,352

			7,352

		Semiconductors: 0.1%
60		Altera Corp.	883
40		Analog Devices, Inc.	684
320		Applied Materials, Inc.	3,066
100	@	Broadcom Corp.	1,531
1,310		Intel Corp.	18,078
20		KLA-Tencor Corp.	376
250	@	LSI Logic Corp.	670
50	@	MEMC Electronic Materials, Inc.	751
170		National Semiconductor Corp.	1,870
70	@	Nvidia Corp.	523
110	@	QLogic Corp.	1,168
320		Texas Instruments, Inc.	4,982
70		Xilinx, Inc.	1,145

			35,727

		Software: 0.2%
80	@	Adobe Systems, Inc.	1,853
70	@	Autodesk, Inc.	1,161
80	@	BMC Software, Inc.	1,997
230		CA, Inc.	3,873
50	@	Compuware Corp.	318
40	@	Electronic Arts, Inc.	762
150		Fidelity National Information Services, Inc.	2,577
60	@	Fiserv, Inc.	2,048
210		IMS Health, Inc.	2,762
1,780		Microsoft Corp.	35,992
990	@	Oracle Corp.	15,929

			69,272

		Telecommunications: 0.3%
1,232		AT&T, Inc.	35,186
30		CenturyTel, Inc.	797
1,340	@	Cisco Systems, Inc.	22,164
380		Corning, Inc.	3,424
65		Embarq Corp.	2,122
50		Harris Corp.	1,744

See Accompanying Notes to Financial Statements

47

PORTFOLIO OF INVESTMENTS
ING Principal Protection Fund IX
as of November 30, 2008 (Unaudited)(continued)

Shares			Value

		Telecommunications: (continued)
140	@	JDS Uniphase Corp.	$381
70	@	Juniper Networks, Inc.	1,217
190		Motorola, Inc.	819
310		Qualcomm, Inc.	10,407
380		Qwest Communications International, Inc.	1,216
539		Sprint Nextel Corp.	1,504
630		Verizon Communications, Inc.	20,570
410		Windstream Corp.	3,633

			105,184

		Toys/Games/Hobbies: 0.0%
140		Hasbro, Inc.	3,752

			3,752

		Transportation: 0.1%
60		Burlington Northern Santa Fe Corp.	4,597
30		CH Robinson Worldwide, Inc.	1,532
50		CSX Corp.	1,862
40		Expeditors International Washington, Inc.	1,337
60		FedEx Corp.	4,239
40		Norfolk Southern Corp.	1,979
30		Ryder System, Inc.	1,077
50		Union Pacific Corp.	2,502
160		United Parcel Service, Inc. — Class B	9,216

			28,341

		Total Common Stock (Cost $2,315,986)	1,787,627

REAL ESTATE INVESTMENT TRUSTS: 0.0%

		Apartments: 0.0%
100		Apartment Investment & Management Co.	1,147
30		AvalonBay Communities, Inc.	1,820
130		Equity Residential	3,956

			6,923

		Diversified: 0.0%
20		Vornado Realty Trust	1,069

			1,069

		Health Care: 0.0%
160		HCP, Inc.	3,307

			3,307

		Hotels: 0.0%
300		Host Hotels & Resorts, Inc.	2,256

			2,256

		Regional Malls: 0.0%
70		Simon Property Group, Inc.	3,325

			3,325

		Shopping Centers: 0.0%
40		Developers Diversified Realty Corp.	192

			192

		Storage: 0.0%
70		Public Storage, Inc.	4,892

			4,892

		Total Real Estate Investment Trusts (Cost $30,200)	21,964

Principal
Amount			Value

U.S. GOVERNMENT AGENCY OBLIGATIONS: 67.9%

		Federal Home Loan Mortgage Corporation: 67.9%
$23,600,000	Z	1.190%, due 04/21/09	$23,491,637

		Total U.S. Government Agency Obligations (Cost $23,250,339)	23,491,637

U.S. TREASURY OBLIGATIONS: 25.4%
		U.S. Treasury STRIP COUPON: 25.4%
8,799,000	Z	0.110%, due 02/15/09	8,796,906

		Total U.S. Treasury Obligations (Cost $8,774,475)	8,796,906

		Total Long-Term Investments (Cost $34,371,000)	34,098,134

Shares			Value

SHORT-TERM INVESTMENTS: 1.8%

	Affiliated Mutual Fund: 1.8%
635,000	ING Institutional Prime Money Market Fund — Class I		$635,000

	Total Short-Term Investments (Cost $635,000)		635,000

	Total Investments in Securities (Cost $35,006,000)*	100.3%	$34,733,134
	Other Assets and Liabilities - Net	(0.3)	(117,933)

	Net Assets	100.0%	$34,615,201

@	Non-income producing security
@@	Foreign Issuer
STRIP	Separate Trading of Registered Interest and Principal of Securities
Z	Indicates Zero Coupon Bond; rate shown reflects current effective yield.

*	Cost for federal income tax purposes is $35,502,172.

Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$273,787
Gross Unrealized Depreciation	(1,042,825)

Net Unrealized Depreciation	$(769,038)

See Accompanying Notes to Financial Statements

48

PORTFOLIO OF INVESTMENTS
ING Principal Protection Fund IX
as of November 30, 2008 (Unaudited) (continued)

The following table summarizes the inputs used as of November 30, 2008 in determining the Fund’s investments at fair value for purposes of SFAS 157:

	Investments in	Other Financial
	Securities	Instruments*
Level 1 — Quoted Prices	$2,444,591	$—
Level 2 — Other Significant Observable Inputs	32,288,543	—
Level 3 — Significant Unobservable Inputs	—	—

Total	$34,733,134	$—

“Fair value” for purposes of SFAS 157 is different from “fair value” as used in the 1940 Act. The former generally implies market value, and can include market quotations as a source of value, and the latter refers to determinations of actual value in absence of available market quotations.

*	Other financial instruments may include forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at period end. Swaps and written options are reported at their market value at period end.

See Accompanying Notes to Financial Statements

49

PORTFOLIO OF INVESTMENTS
Ing Money Market Fund X
as of Novemeber 30, 2008 (Unaudited) (continued)

Shares			Value

COMMON STOCK: 5.7%
		Advertising: 0.0%
410	@	Interpublic Group of Cos., Inc.	$1,677
134		Omnicom Group	3,791

			5,468

		Aerospace/Defense: 0.2%
135		Boeing Co.	5,755
68		General Dynamics Corp.	3,514
60		Goodrich Corp.	2,019
50		L-3 Communications Holdings, Inc.	3,359
59		Lockheed Martin Corp.	4,549
127		Northrop Grumman Corp.	5,201
140		Raytheon Co.	6,832
138		United Technologies Corp.	6,697

			37,926

		Agriculture: 0.1%
386		Altria Group, Inc.	6,207
195		Archer-Daniels-Midland Co.	5,339
30		Lorillard, Inc.	1,813
376		Philip Morris International, Inc.	15,852
64		Reynolds American, Inc.	2,629

			31,840

		Airlines: 0.0%
190		Southwest Airlines Co.	1,644

			1,644

		Apparel: 0.0%
140	@	Coach, Inc.	2,506
76		Nike, Inc.	4,047
30		Polo Ralph Lauren Corp.	1,296
30		VF Corp.	1,569

			9,418

		Auto Manufacturers: 0.0%
213	@	Ford Motor Co.	573

			573

		Auto Parts & Equipment: 0.0%
200		Johnson Controls, Inc.	3,532

			3,532

		Banks: 0.5%
861		Bank of America Corp.	13,991
250		Bank of New York Mellon Corp.	7,553
250		BB&T Corp.	7,493
116		Capital One Financial Corp.	3,992
960		Citigroup, Inc.	7,958
90		Fifth Third Bancorp.	860
60		Goldman Sachs Group, Inc.	4,739
190		Huntington Bancshares, Inc.	1,520
680		JPMorgan Chase & Co.	21,529
10		M&T Bank Corp.	643
190		Morgan Stanley	2,803
250		National City Corp.	503
80		Northern Trust Corp.	3,671
50		PNC Financial Services Group, Inc.	2,639
258		Regions Financial Corp.	2,629
122		State Street Corp.	5,137
90		SunTrust Bank	2,856
440		US Bancorp.	11,871
268		Wachovia Corp.	1,506
736		Wells Fargo & Co.	21,263
10		Zions Bancorp.	319

			125,475

		Beverages: 0.2%
15		Brown-Forman Corp.	658
402		Coca-Cola Co.	18,842
60		Coca-Cola Enterprises, Inc.	551
120	@	Constellation Brands, Inc.	1,531
40	@	Dr Pepper Snapple Group, Inc.	646
30		Molson Coors Brewing Co.	1,334
129		Pepsi Bottling Group, Inc.	2,334
195		PepsiCo, Inc.	11,057

			36,953

		Biotechnology: 0.1%
217	@	Amgen, Inc.	12,052
60	@	Biogen Idec, Inc.	2,539
80	@	Celgene Corp.	4,168
30	@	Genzyme Corp.	1,921
178	@	Gilead Sciences, Inc.	7,973
44	@	Life Technologies Corp.	1,155

			29,808

		Chemicals: 0.1%
40		Air Products & Chemicals, Inc.	1,910
1		Ashland, Inc.	10
10		CF Industries Holdings, Inc.	526
188		Dow Chemical Co.	3,487
150		EI Du Pont de Nemours & Co.	3,759
50		International Flavors & Fragrances, Inc.	1,527
98		Monsanto Co.	7,762
75		PPG Industries, Inc.	3,294
30		Praxair, Inc.	1,772
20		Rohm & Haas Co.	1,368
40		Sherwin-Williams Co.	2,357
30		Sigma-Aldrich Corp.	1,293

			29,065

		Coal: 0.0%
10		Massey Energy Co.	156
60		Peabody Energy Corp.	1,406

			1,562

		Commercial Services: 0.1%
30	@	Apollo Group, Inc. — Class A	2,305
50		Automatic Data Processing, Inc.	2,053
120		H&R Block, Inc.	2,296
10		Mastercard, Inc.	1,453
34		Moody’s Corp.	738
30		Paychex, Inc.	848
60		Robert Half International, Inc.	1,253
140		RR Donnelley & Sons Co.	1,786
179		Western Union Co.	2,375

			15,107

		Computers: 0.3%
60	@	Affiliated Computer Services, Inc.	2,427
170	@	Apple, Inc.	15,754
29	@	Computer Sciences Corp.	808
466	@	Dell, Inc.	5,205
440	@	EMC Corp.	4,651
509		Hewlett-Packard Co.	17,958
See Accompanying Notes to Financial Statements

50

PORTFOLIO OF INVESTMENTS
ING Principal Protection Fund X
as of November 30, 2008 (Unaudited) (continued)

Shares			Value

		Computers: (continued)
278		International Business Machines Corp.	$22,685
63	@	Lexmark International, Inc.	1,649
60	@	NetApp, Inc.	810
90	@	Teradata Corp.	1,209

			73,156

		Cosmetics/Personal Care: 0.2%
30		Avon Products, Inc.	633
35		Colgate-Palmolive Co.	2,277
20		Estee Lauder Cos., Inc.	558
577		Procter & Gamble Co.	37,130

			40,598

		Distribution/Wholesale: 0.0%
80		Genuine Parts Co.	3,132

			3,132

		Diversified Financial Services: 0.1%
186		American Express Co.	4,336
93		Ameriprise Financial, Inc.	1,717
250		Charles Schwab Corp.	4,583
20		CME Group, Inc.	4,239
135		Discover Financial Services	1,381
20		Federated Investors, Inc.	397
20	@	IntercontinentalExchange, Inc.	1,472
60		Invesco Ltd.	753
60		Janus Capital Group, Inc.	489
203		Merrill Lynch & Co., Inc.	2,684
30	@	Nasdaq Stock Market, Inc.	645
50		NYSE Euronext	1,191
95	@	SLM Corp.	875

			24,762

		Electric: 0.2%
310	@	AES Corp.	2,384
170		American Electric Power Co., Inc.	5,319
90		CMS Energy Corp.	914
190		Dominion Resources, Inc.	6,996
160		DTE Energy Co.	5,950
150		Duke Energy Corp.	2,334
170		Edison International	5,678
40		Entergy Corp.	3,404
60		Exelon Corp.	3,373
70		FirstEnergy Corp.	4,101
50		FPL Group, Inc.	2,438
50		PG&E Corp.	1,902
130		Public Service Enterprise Group, Inc.	4,017
50		Southern Co.	1,816

			50,626

		Electrical Components & Equipment: 0.0%
138		Emerson Electric Co.	4,953

			4,953

		Electronics: 0.1%
82	@	Agilent Technologies, Inc.	1,544
30		Amphenol Corp.	697
90		Jabil Circuit, Inc.	592
103	@	Thermo Electron Corp.	3,675
105	@@	Tyco Electronics Ltd.	1,730
50	@	Waters Corp.	2,062

			10,300

		Engineering & Construction: 0.0%
60		Fluor Corp.	2,732
20	@	Jacobs Engineering Group, Inc.	895

			3,627

		Environmental Control: 0.0%
70	@	Allied Waste Industries, Inc.	752
20		Waste Management, Inc.	584

			1,336

		Food: 0.1%
150		ConAgra Foods, Inc.	2,213
22		HJ Heinz Co.	854
30		JM Smucker Co.	1,361
50		Kellogg Co.	2,172
226		Kraft Foods, Inc.	6,149
95		Kroger Co.	2,628
20		McCormick & Co., Inc.	595
120		Safeway, Inc.	2,616
370		Sara Lee Corp.	3,397
50		Supervalu, Inc.	596
60		Sysco Corp.	1,407
40		Whole Foods Market, Inc.	423

			24,411

		Forest Products & Paper: 0.0%
120		International Paper Co.	1,494

			1,494

		Gas: 0.0%
220		Centerpoint Energy, Inc.	2,845
80		Sempra Energy	3,734

			6,579

		Hand/Machine Tools: 0.0%
48		Black & Decker Corp.	2,037
48		Snap-On, Inc.	1,730
75		Stanley Works	2,384

			6,151

		Healthcare — Products: 0.2%
149		Baxter International, Inc.	7,882
50		Becton Dickinson & Co.	3,177
220	@	Boston Scientific Corp.	1,357
28		Cardinal Health, Inc.	911
65	@@	Covidien Ltd.	2,395
20		CR Bard, Inc.	1,641
10	@	Intuitive Surgical, Inc.	1,325
492		Johnson & Johnson	28,821
220		Medtronic, Inc.	6,714
10	@	Patterson Cos., Inc.	188
70	@	St. Jude Medical, Inc.	1,962
30		Stryker Corp.	1,168
50	@	Varian Medical Systems, Inc.	2,018
30	@	Zimmer Holdings, Inc.	1,120

			60,679

		Healthcare — Services: 0.1%
128		Aetna, Inc.	2,793
114		Cigna Corp.	1,381
40	@	DaVita, Inc.	2,010
32	@	Humana, Inc.	967
50	@	Laboratory Corp. of America Holdings	3,168
50		Quest Diagnostics	2,329
See Accompanying Notes to Financial Statements

51

PORTFOLIO OF INVESTMENTS
ING Principal protection fund X
as of November 30, 2008 (Unaudited) (continued)

Shares			Value

		Healthcare — Services: (continued)
218		UnitedHealth Group, Inc.	$4,580
98	@	WellPoint, Inc.	3,489

			20,717

		Holding Companies — Diversified: 0.0%
10		Leucadia National Corp.	196

			196

		Home Builders: 0.0%
50		Lennar Corp.	356
80		Pulte Homes, Inc.	852

			1,208

		Home Furnishings: 0.0%
10		Harman International Industries, Inc.	151

			151

		Household Products/Wares: 0.1%
50		Avery Dennison Corp.	1,555
30		Clorox Co.	1,775
40		Fortune Brands, Inc.	1,512
107		Kimberly-Clark Corp.	6,184

			11,026

		Insurance: 0.2%
136		Aflac, Inc.	6,297
24		Allstate Corp.	611
199		American International Group, Inc.	400
70		AON Corp.	3,171
40		Assurant, Inc.	871
122		Chubb Corp.	6,266
40		Cincinnati Financial Corp.	1,170
60		Lincoln National Corp.	824
62		Loews Corp.	1,698
30		Marsh & McLennan Cos., Inc.	765
181		Metlife, Inc.	5,206
38		Progressive Corp.	571
103		Prudential Financial, Inc.	2,235
77		Torchmark Corp.	2,784
130		Travelers Cos., Inc.	5,675
160		UnumProvident Corp.	2,384

			40,928

		Internet: 0.1%
30	@	Akamai Technologies, Inc.	368
60	@	Amazon.com, Inc.	2,562
286	@	eBay, Inc.	3,755
20	@	Expedia, Inc.	168
50	@	Google, Inc. — Class A	14,648
179	@	Symantec Corp.	2,153
250	@	Yahoo!, Inc.	2,878

			26,532

		Investment Companies: 0.0%
160		American Capital Ltd.	678

			678

		Iron/Steel: 0.0%
20		AK Steel Holding Corp.	158
10		Allegheny Technologies, Inc.	230
72		Nucor Corp.	2,569
43		United States Steel Corp.	1,307

			4,264

		Leisure Time: 0.0%
30		Carnival Corp.	630

			630

		Machinery — Construction & Mining: 0.0%
160		Caterpillar, Inc.	6,558

			6,558

		Machinery — Diversified: 0.0%
54		Cummins, Inc.	1,381
120		Deere & Co.	4,177
40		Flowserve Corp.	2,013
40		Manitowoc Co., Inc.	315
40		Rockwell Automation, Inc.	1,246

			9,132

		Media: 0.1%
610		Comcast Corp. — Class A	10,577
190	@	DIRECTV Group, Inc.	4,182
390		News Corp. — Class A	3,081
800		Time Warner, Inc.	7,240
100	@	Viacom — Class B	1,592
340		Walt Disney Co.	7,657

			34,329

		Metal Fabricate/Hardware: 0.0%
50		Precision Castparts Corp.	3,135

			3,135

		Mining: 0.0%
94		Freeport-McMoRan Copper & Gold, Inc.	2,255
30		Newmont Mining Corp.	1,010

			3,265

		Miscellaneous Manufacturing: 0.3%
130		3M Co.	8,701
70		Cooper Industries Ltd.	1,690
120		Dover Corp.	3,580
46		Eaton Corp.	2,132
1,925		General Electric Co.	33,052
239		Honeywell International, Inc.	6,659
50		Illinois Tool Works, Inc.	1,706
50		ITT Corp.	2,093
70		Leggett & Platt, Inc.	1,022
87		Parker Hannifin Corp.	3,574
100		Textron, Inc.	1,523
45	@@	Tyco International Ltd.	941

			66,673

		Office/Business Equipment: 0.0%
190		Pitney Bowes, Inc.	4,695
190		Xerox Corp.	1,328

			6,023

		Oil & Gas: 0.7%
104		Anadarko Petroleum Corp.	4,269
80		Apache Corp.	6,184
10		Chesapeake Energy Corp.	172
447		Chevron Corp.	35,317
341		ConocoPhillips	17,909
54		Devon Energy Corp.	3,906
50		ENSCO International, Inc.	1,621
40		EOG Resources, Inc.	3,401
1,037		ExxonMobil Corp.	83,116
See Accompanying Notes to Financial Statements

52

PORTFOLIO OF INVESTMENTS
ING Principal protection fund X
as of November 30, 2008 (Unaudited)

Shares			Value

		Oil & Gas: (continued)
60		Hess Corp.	$3,242
122		Marathon Oil Corp.	3,194
60		Murphy Oil Corp.	2,643
80	@, @@	Nabors Industries Ltd.	1,160
70		Noble Corp.	1,875
20		Noble Energy, Inc.	1,046
180		Occidental Petroleum Corp.	9,745
40		Questar Corp.	1,288
60	@	Southwestern Energy Co.	2,062
40		Sunoco, Inc.	1,590
90		Tesoro Petroleum Corp.	827
59	@	Transocean, Inc.	3,946
168		Valero Energy Corp.	3,083
40		XTO Energy, Inc.	1,530

			193,126

		Oil & Gas Services: 0.1%
70		Baker Hughes, Inc.	2,438
50		BJ Services Co.	600
120	@	Cameron International Corp.	2,532
90		Halliburton Co.	1,584
120	@	National Oilwell Varco, Inc.	3,395
240		Schlumberger Ltd.	12,178
50		Smith International, Inc.	1,462
30	@	Weatherford International Ltd.	383

			24,572

		Packaging & Containers: 0.0%
50		Ball Corp.	1,823
10		Bemis Co.	270
20		Sealed Air Corp.	317

			2,410

		Pharmaceuticals: 0.4%
290		Abbott Laboratories	15,193
30		Allergan, Inc.	1,130
20	@	Barr Pharmaceuticals, Inc.	1,308
360		Bristol-Myers Squibb Co.	7,452
250		Eli Lilly & Co.	8,538
60	@	Express Scripts, Inc.	3,451
120	@	Forest Laboratories, Inc.	2,902
111	@	King Pharmaceuticals, Inc.	1,067
90	@	Medco Health Solutions, Inc.	3,780
389		Merck & Co., Inc.	10,394
60	@	Mylan Laboratories	565
1,266		Pfizer, Inc.	20,800
340		Schering-Plough Corp.	5,715
60	@	Watson Pharmaceuticals, Inc.	1,425
294		Wyeth	10,587

			94,307

		Pipelines: 0.0%
160		El Paso Corp.	1,182
130		Spectra Energy Corp.	2,114
29		Williams Cos., Inc.	470

			3,766

		Retail: 0.4%
30	@	Autozone, Inc.	3,277
49		Best Buy Co., Inc.	1,015
60	@	Big Lots, Inc.	1,051
56		Costco Wholesale Corp.	2,882
277		CVS Caremark Corp.	8,014
1		Darden Restaurants, Inc.	18
70		Family Dollar Stores, Inc.	1,945
50	@	GameStop Corp.	1,093
198		Gap, Inc.	2,578
212		Home Depot, Inc.	4,899
20		JC Penney Co., Inc.	380
10	@	Kohl’s Corp.	327
160		Limited Brands, Inc.	1,490
292		Lowe’s Cos., Inc.	6,033
60		Macy’s, Inc.	445
242		McDonald’s Corp.	14,218
60		RadioShack Corp.	591
157		Staples, Inc.	2,726
140	@	Starbucks Corp.	1,250
111		Target Corp.	3,747
190		TJX Cos., Inc.	4,336
180		Walgreen Co.	4,453
470		Wal-Mart Stores, Inc.	26,264
52		Yum! Brands, Inc.	1,401

			94,433

		Savings & Loans: 0.0%
370		Hudson City Bancorp., Inc.	6,183

			6,183

		Semiconductors: 0.1%
50		Altera Corp.	736
30		Analog Devices, Inc.	513
272		Applied Materials, Inc.	2,606
80	@	Broadcom Corp.	1,225
1,101		Intel Corp.	15,194
20		KLA-Tencor Corp.	376
210	@	LSI Logic Corp.	563
40	@	MEMC Electronic Materials, Inc.	601
147		National Semiconductor Corp.	1,617
50	@	Nvidia Corp.	374
90	@	QLogic Corp.	956
270		Texas Instruments, Inc.	4,204
60		Xilinx, Inc.	982

			29,947

		Software: 0.2%
64	@	Adobe Systems, Inc.	1,482
62	@	Autodesk, Inc.	1,029
74	@	BMC Software, Inc.	1,847
191		CA, Inc.	3,216
40	@	Compuware Corp.	254
30	@	Electronic Arts, Inc.	572
120		Fidelity National Information Services, Inc.	2,062
50	@	Fiserv, Inc.	1,707
170		IMS Health, Inc.	2,236
1,487		Microsoft Corp.	30,067
826	@	Oracle Corp.	13,290

			57,762

		Telecommunications: 0.3%
1,037		AT&T, Inc.	29,617
30		CenturyTel, Inc.	797
1,121	@	Cisco Systems, Inc.	18,541
326		Corning, Inc.	2,937
52		Embarq Corp.	1,697
40		Harris Corp.	1,395
120	@	JDS Uniphase Corp.	326
60	@	Juniper Networks, Inc.	1,043
See Accompanying Notes to Financial Statements

53

PORTFOLIO OF INVESTMENTS
ING Principal Protection Fund X
as of November 30, 2008 (Unaudited) (continued)

Shares		Value

	Telecommunications: (continued)
160	Motorola, Inc.	$690
264	Qualcomm, Inc.	8,862
320	Qwest Communications International, Inc.	1,024
450	Sprint Nextel Corp.	1,256
525	Verizon Communications, Inc.	17,141
340	Windstream Corp.	3,012

		88,338

	Toys/Games/Hobbies: 0.0%
120	Hasbro, Inc.	3,216

		3,216

	Transportation: 0.1%
50	Burlington Northern Santa Fe Corp.	3,831
20	CH Robinson Worldwide, Inc.	1,022
40	CSX Corp.	1,490
30	Expeditors International Washington, Inc.	1,003
45	FedEx Corp.	3,179
35	Norfolk Southern Corp.	1,731
30	Ryder System, Inc.	1,077
40	Union Pacific Corp.	2,002
130	United Parcel Service, Inc. — Class B	7,488

		22,823

	Total Common Stock (Cost $1,969,903)	1,496,503

REAL ESTATE INVESTMENT TRUSTS: 0.1%

	Apartments: 0.1%
80	Apartment Investment & Management Co.	918
20	AvalonBay Communities, Inc.	1,213
110	Equity Residential	3,347

		5,478

	Diversified: 0.0%
20	Vornado Realty Trust	1,069

		1,069

	Health Care: 0.0%
140	HCP, Inc.	2,894

		2,894

	Hotels: 0.0%
250	Host Hotels & Resorts, Inc.	1,880

		1,880

	Regional Malls: 0.0%
60	Simon Property Group, Inc.	2,850

		2,850

	Shopping Centers: 0.0%
30	Developers Diversified Realty Corp.	144

		144

	Storage: 0.0%
60	Public Storage, Inc.	4,193

		4,193

	Total Real Estate Investment Trusts
	(Cost $24,961)	18,508

Principal
Amount		Value

U.S. TREASURY OBLIGATIONS: 92.8%
	U.S. Treasury STRIP PRINCIPAL: 92.8%
$24,572,000	0.000%, due 08/15/09	$24,437,472

	Total U.S. Treasury Obligations
	(Cost $24,009,798)	24,437,472

	Total Long-Term Investments
	(Cost $26,004,662)	25,952,483

Shares		Value

SHORT-TERM INVESTMENTS: 1.8%
	Affiliated Mutual Fund: 1.8%
477,000	ING Institutional Prime Money Market Fund — Class I	$477,000

	Total Short-Term Investments
	(Cost $477,000)	477,000

Total Investments in Securities
(Cost $26,481,662)*	100.4%	$26,429,483
Other Assets and Liabilities — Net	(0.4)	(111,584)

Net Assets	100.0%	$26,317,899

@	Non-income producing security
@@	Foreign Issuer
STRIP Separate Trading of Registered Interest and Principal of Securities

*	Cost for federal income tax purposes is $26,954,850.

Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$436,448
Gross Unrealized Depreciation	(961,815)

Net Unrealized Depreciation	$(525,367)

The following table summarizes the inputs used as of November 30, 2008 in determining the Fund’s investments at fair value for purposes of SFAS 157:

	Investments in	Other Financial
	Securities	Instruments*

Level 1 — Quoted Prices	$1,992,011	$—
Level 2 — Other Significant Observable Inputs	24,437,472	—
Level 3 — Significant Unobservable Inputs	—	—

Total	$26,429,483	$—

“Fair value” for purposes of SFAS 157 is different from “fair value” as used in the 1940 Act. The former generally implies market value, and can include market quotations as a source of value, and the latter refers to determinations of actual value in absence of available market quotations.

*	Other financial instruments may include forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at period end. Swaps and written options are reported at their market value at period end.
See Accompanying Notes to Financial Statements

54

PORTFOLIO OF INVESTMENTS
ING Principal Protection Fund IX
as of November 30, 2008 (Unaudited)

Shares			Value

COMMON STOCK: 5.0%

		Advertising: 0.0%
260	@	Interpublic Group of Cos., Inc.	$1,063
84		Omnicom Group	2,376

			3,439

		Aerospace/Defense: 0.1%
89		Boeing Co.	3,794
44		General Dynamics Corp.	2,273
40		Goodrich Corp.	1,346
30		L-3 Communications Holdings, Inc.	2,015
36		Lockheed Martin Corp.	2,776
84		Northrop Grumman Corp.	3,440
90		Raytheon Co.	4,392
88		United Technologies Corp.	4,271

			24,307

		Agriculture: 0.1%
249		Altria Group, Inc.	4,004
122		Archer-Daniels-Midland Co.	3,340
20		Lorillard, Inc.	1,209
239		Philip Morris International, Inc.	10,076
46		Reynolds American, Inc.	1,890

			20,519

		Airlines: 0.0%
120		Southwest Airlines Co.	1,038

			1,038

		Apparel: 0.0%
86	@	Coach, Inc.	1,539
46		Nike, Inc.	2,450
20		Polo Ralph Lauren Corp.	864
20		VF Corp.	1,046

			5,899

		Auto Manufacturers: 0.0%
136	@	Ford Motor Co.	366

			366

		Auto Parts & Equipment: 0.0%
126		Johnson Controls, Inc.	2,225

			2,225

		Banks: 0.4%
551		Bank of America Corp.	8,954
160		Bank of New York Mellon Corp.	4,834
160		BB&T Corp.	4,795
70		Capital One Financial Corp.	2,409
624		Citigroup, Inc.	5,173
60		Fifth Third Bancorp.	574
33		Goldman Sachs Group, Inc.	2,607
120		Huntington Bancshares, Inc.	960
437		JPMorgan Chase & Co.	13,835
10		M&T Bank Corp.	643
125		Morgan Stanley	1,844
160		National City Corp.	322
50		Northern Trust Corp.	2,295
30		PNC Financial Services Group, Inc.	1,583
164		Regions Financial Corp.	1,671
75		State Street Corp.	3,158
60		SunTrust Bank	1,904
280		US Bancorp.	7,554
168		Wachovia Corp.	944
468		Wells Fargo & Co.	13,521

			79,580

		Beverages: 0.1%
12		Brown-Forman Corp.	527
263		Coca-Cola Co.	12,327
40		Coca-Cola Enterprises, Inc.	367
80	@	Constellation Brands, Inc.	1,021
20	@	Dr Pepper Snapple Group, Inc.	323
20		Molson Coors Brewing Co.	889
84		Pepsi Bottling Group, Inc.	1,520
132		PepsiCo, Inc.	7,484

			24,458

		Biotechnology: 0.1%
144	@	Amgen, Inc.	7,998
40	@	Biogen Idec, Inc.	1,692
50	@	Celgene Corp.	2,605
20	@	Genzyme Corp.	1,280
112	@	Gilead Sciences, Inc.	5,016
13	@	Life Technologies Corp.	347

			18,938

		Chemicals: 0.1%
20		Air Products & Chemicals, Inc.	955
1		Ashland, Inc.	9
10		CF Industries Holdings, Inc.	526
123		Dow Chemical Co.	2,282
100		EI Du Pont de Nemours & Co.	2,506
30		International Flavors & Fragrances, Inc.	916
64		Monsanto Co.	5,069
52		PPG Industries, Inc.	2,284
20		Praxair, Inc.	1,181
20		Rohm & Haas Co.	1,368
30		Sherwin-Williams Co.	1,768
20		Sigma-Aldrich Corp.	862

			19,726

		Coal: 0.0%
10		Massey Energy Co.	156
40		Peabody Energy Corp.	937

			1,093

		Commercial Services: 0.1%
20	@	Apollo Group, Inc. — Class A	1,537
30		Automatic Data Processing, Inc.	1,232
80		H&R Block, Inc.	1,530
10		Mastercard, Inc.	1,453
22		Moody’s Corp.	478
20		Paychex, Inc.	565
40		Robert Half International, Inc.	836
90		RR Donnelley & Sons Co.	1,148
113		Western Union Co.	1,500

			10,279

		Computers: 0.3%
40	@	Affiliated Computer Services, Inc.	1,618
110	@	Apple, Inc.	10,194
14	@	Computer Sciences Corp.	390
301	@	Dell, Inc.	3,362
281	@	EMC Corp.	2,970
330		Hewlett-Packard Co.	11,642
177		International Business Machines Corp.	14,443
39	@	Lexmark International, Inc.	1,021
40	@	NetApp, Inc.	540
60	@	Teradata Corp.	806

			46,986

See Accompanying Notes to Financial Statements

55

PORTFOLIO OF INVESTMENTS
ING Principal Protection Fund XI
as of November 30, 2008 (Unaudited) (continued)

Shares			Value

		Cosmetics/Personal Care: 0.1%
20		Avon Products, Inc.	$422
19		Colgate-Palmolive Co.	1,236
10		Estee Lauder Cos., Inc.	279
365		Procter & Gamble Co.	23,488

			25,425

		Distribution/Wholesale: 0.0%
50		Genuine Parts Co.	1,958

			1,958

		Diversified Financial Services: 0.1%
125		American Express Co.	2,914
67		Ameriprise Financial, Inc.	1,237
160		Charles Schwab Corp.	2,933
10		CME Group, Inc.	2,120
92		Discover Financial Services	941
10		Federated Investors, Inc.	199
10	@	IntercontinentalExchange, Inc.	736
40		Invesco Ltd.	502
40		Janus Capital Group, Inc.	326
131		Merrill Lynch & Co., Inc.	1,732
20	@	Nasdaq Stock Market, Inc.	430
30		NYSE Euronext	714
61	@	SLM Corp.	562

			15,346

		Electric: 0.2%
200	@	AES Corp.	1,538
110		American Electric Power Co., Inc.	3,442
60		CMS Energy Corp.	610
120		Dominion Resources, Inc.	4,418
100		DTE Energy Co.	3,719
90		Duke Energy Corp.	1,400
110		Edison International	3,674
30		Entergy Corp.	2,553
40		Exelon Corp.	2,248
50		FirstEnergy Corp.	2,929
30		FPL Group, Inc.	1,463
30		PG&E Corp.	1,141
84		Public Service Enterprise Group, Inc.	2,596
30		Southern Co.	1,090

			32,821

		Electrical Components & Equipment: 0.0%
84		Emerson Electric Co.	3,015

			3,015

		Electronics: 0.1%
56	@	Agilent Technologies, Inc.	1,054
20		Amphenol Corp.	464
60		Jabil Circuit, Inc.	395
71	@	Thermo Electron Corp.	2,533
70	@@	Tyco Electronics Ltd.	1,154
34	@	Waters Corp.	1,402

			7,002

		Engineering & Construction: 0.0%
40		Fluor Corp.	1,822
10	@	Jacobs Engineering Group, Inc.	448

			2,270

		Environmental Control: 0.0%
40	@	Allied Waste Industries, Inc.	430
10		Waste Management, Inc.	292

			722

		Food: 0.1%
100		ConAgra foods, Inc.	1,475
20		HJ Heinz Co.	777
20		JM Smucker Co.	907
30		Kellogg Co.	1,303
147		Kraft Foods, Inc.	4,000
68		Kroger Co.	1,881
20		McCormick & Co., Inc.	595
80		Safeway, Inc.	1,744
240		Sara Lee Corp.	2,203
40		Supervalu, Inc.	476
40		Sysco Corp.	938
20		Whole Foods Market, Inc.	212

			16,511

		Forest Products & Paper: 0.0%
80		International Paper Co.	996

			996

		Gas: 0.0%
140		Centerpoint Energy, Inc.	1,810
50		Sempra Energy	2,334

			4,144

		Hand/Machine Tools: 0.0%
32		Black & Decker Corp.	1,358
32		Snap-On, Inc.	1,154
49		Stanley Works	1,558

			4,070

		Healthcare — Products: 0.2%
92		Baxter International, Inc.	4,867
30		Becton Dickinson & Co.	1,906
140	@	Boston Scientific Corp.	864
13		Cardinal Health, Inc.	423
40	@@	Covidien Ltd.	1,474
20		CR Bard, Inc.	1,641
317		Johnson & Johnson	18,570
150		Medtronic, Inc.	4,578
10	@	Patterson Cos., Inc.	188
50	@	St. Jude Medical, Inc.	1,402
20		Stryker Corp.	778
30	@	Varian Medical Systems, Inc.	1,211
20	@	Zimmer Holdings, Inc.	746

			38,648

		Healthcare — Services: 0.1%
84		Aetna, Inc.	1,833
72		Cigna Corp.	872
20	@	DaVita, Inc.	1,005
18	@	Humana, Inc.	544
31	@	Laboratory Corp. of America Holdings	1,964
30		Quest Diagnostics	1,397
136		UnitedHealth Group, Inc.	2,857
66	@	WellPoint, Inc.	2,350

			12,822

		Holding Companies — Diversified: 0.0%
10		Leucadia National Corp.	196

			196

		Home Builders: 0.0%
30		Lennar Corp.	213
50		Pulte Homes, Inc.	533

			746

See Accompanying Notes to Financial Statements

56

PORTFOLIO OF INVESTMENTS
ING Principal Protection Fund XI
as of November 30, 2008 (Unaudited) (continued)

Shares			Value

		Home Furnishings: 0.0%
10		Harman International Industries, Inc.	$151

			151

		Household Products/Wares: 0.1%
30		Avery Dennison Corp.	933
20		Clorox Co.	1,183
30		Fortune Brands, Inc.	1,134
64		Kimberly-Clark Corp.	3,699

			6,949

		Insurance: 0.2%
87		Aflac, Inc.	4,028
13		Allstate Corp.	331
132		American International Group, Inc.	265
50		AON Corp.	2,265
20		Assurant, Inc.	435
80		Chubb Corp.	4,109
20		Cincinnati Financial Corp.	585
40		Lincoln National Corp.	549
35		Loews Corp.	959
20		Marsh & McLennan Cos., Inc.	510
116		Metlife, Inc.	3,336
22		Progressive Corp.	330
63		Prudential Financial, Inc.	1,367
52		Torchmark Corp.	1,880
90		Travelers Cos., Inc.	3,929
100		UnumProvident Corp.	1,490

			26,368

		Internet: 0.1%
20	@	Akamai Technologies, Inc.	245
40	@	Amazon.com, Inc.	1,708
186	@	eBay, Inc.	2,442
10	@	Expedia, Inc.	84
30	@	Google, Inc. - Class A	8,789
116	@	Symantec Corp.	1,395
160	@	Yahoo!, Inc.	1,842

			16,505

		Investment Companies: 0.0%
100		American Capital Ltd.	424

			424

		Iron/Steel: 0.0%
10		AK Steel Holding Corp.	79
10		Allegheny Technologies, Inc.	230
50		Nucor Corp.	1,784
26		United States Steel Corp.	790

			2,883

		Leisure Time: 0.0%
20		Carnival Corp.	420

			420

		Machinery — Construction & Mining: 0.0%
100		Caterpillar, Inc.	4,099

			4,099

		Machinery — Diversified: 0.0%
36		Cummins, Inc.	921
80		Deere & Co.	2,785
20		Flowserve Corp.	1,007
30		Manitowoc Co., Inc.	236
30		Rockwell Automation, Inc.	935

			5,884

		Media: 0.1%
395		Comcast Corp. — Class A	6,849
120	@	DIRECTV Group, Inc.	2,641
260		News Corp. — Class A	2,054
510		Time Warner, Inc.	4,616
60	@	Viacom — Class B	955
219		Walt Disney Co.	4,932

			22,047

		Metal Fabricate/Hardware: 0.0%
30		Precision Castparts Corp.	1,881

			1,881

		Mining: 0.0%
57		Freeport-McMoRan Copper & Gold, Inc.	1,367
20		Newmont Mining Corp.	673

			2,040

		Miscellaneous Manufacturing: 0.2%
87		3M Co.	5,823
40		Cooper Industries Ltd.	966
80		Dover Corp.	2,386
29		Eaton Corp.	1,344
1,243		General Electric Co.	21,342
156		Honeywell International, Inc.	4,346
30		Illinois Tool Works, Inc.	1,024
30		ITT Corp.	1,256
40		Leggett & Platt, Inc.	584
59		Parker Hannifin Corp.	2,424
60		Textron, Inc.	914
30	@@	Tyco International Ltd.	627

			43,036

		Office/Business Equipment: 0.0%
120		Pitney Bowes, Inc.	2,965
120		Xerox Corp.	839

			3,804

		Oil & Gas: 0.7%
70		Anadarko Petroleum Corp.	2,874
50		Apache Corp.	3,865
10		Chesapeake Energy Corp.	172
287		Chevron Corp.	22,676
219		ConocoPhillips	11,502
37		Devon Energy Corp.	2,677
30		ENSCO International, Inc.	972
20		EOG Resources, Inc.	1,700
668		ExxonMobil Corp.	53,540
40		Hess Corp.	2,162
84		Marathon Oil Corp.	2,199
40		Murphy Oil Corp.	1,762
50	@,@@	Nabors Industries Ltd.	725
50		Noble Corp.	1,340
10		Noble Energy, Inc.	523
116		Occidental Petroleum Corp.	6,280
30		Questar Corp.	966
40	@	Southwestern Energy Co.	1,375
20		Sunoco, Inc.	795
60		Tesoro Petroleum Corp.	551
39	@	Transocean, Inc.	2,608
112		Valero Energy Corp.	2,055
25		XTO Energy, Inc.	956

			124,275

See Accompanying Notes to Financial Statements

57

PORTFOLIO OF INVESTMENTS
ING Principal Protection Fund XI
as of November 30, 2008 (Unaudited) (continued)

Shares			Value

		Oil & Gas Services: 0.1%
50		Baker Hughes, Inc.	$1,742
30		BJ Services Co.	360
80	@	Cameron International Corp.	1,688
60		Halliburton Co.	1,056
80	@	National Oilwell Varco, Inc.	2,263
150		Schlumberger Ltd.	7,611
30		Smith International, Inc.	877
20	@	Weatherford International Ltd.	255

			15,852

		Packaging & Containers: 0.0%
30		Ball Corp.	1,094
10		Bemis Co.	270
10		Sealed Air Corp.	158

			1,522

		Pharmaceuticals: 0.3%
190		Abbott Laboratories	9,954
20		Allergan, Inc.	754
10	@	Barr Pharmaceuticals, Inc.	654
230		Bristol-Myers Squibb Co.	4,761
160		Eli Lilly & Co.	5,464
40	@	Express Scripts, Inc.	2,300
80	@	Forest Laboratories, Inc.	1,934
68	@	King Pharmaceuticals, Inc.	653
60	@	Medco Health Solutions, Inc.	2,520
254		Merck & Co., Inc.	6,787
40	@	Mylan Laboratories	376
814		Pfizer, Inc.	13,374
220		Schering-Plough Corp.	3,698
40	@	Watson Pharmaceuticals, Inc.	950
194		Wyeth	6,986

			61,165

		Pipelines: 0.0%
100		El Paso Corp.	739
80		Spectra Energy Corp.	1,301
17		Williams Cos., Inc.	276

			2,316

		Retail: 0.3%
20	@	Autozone, Inc.	2,184
29		Best Buy Co., Inc.	601
40	@	Big Lots, Inc.	701
34		Costco Wholesale Corp.	1,750
176		CVS Caremark Corp.	5,092
2		Darden Restaurants, Inc.	37
50		Family Dollar Stores, Inc.	1,389
30	@	GameStop Corp.	656
132		Gap, Inc.	1,719
133		Home Depot, Inc.	3,074
10		JC Penney Co., Inc.	190
10	@	Kohl’s Corp.	327
100		Limited Brands, Inc.	931
186		Lowe’s Cos., Inc.	3,843
40		Macy’s, Inc.	297
152		McDonald’s Corp.	8,930
40		RadioShack Corp.	394
101		Staples, Inc.	1,753
90	@	Starbucks Corp.	804
75		Target Corp.	2,532
125		TJX Cos., Inc.	2,853
120		Walgreen Co.	2,969
301		Wal-Mart Stores, Inc.	16,820
34		Yum! Brands, Inc.	916

			60,762

		Savings & Loans: 0.0%
240		Hudson City Bancorp., Inc.	4,010

			4,010

		Semiconductors: 0.1%
30		Altera Corp.	441
20		Analog Devices, Inc.	342
176		Applied Materials, Inc.	1,686
50	@	Broadcom Corp.	766
712		Intel Corp.	9,826
10		KLA-Tencor Corp.	188
130	@	LSI Logic Corp.	348
30	@	MEMC Electronic Materials, Inc.	451
90		National Semiconductor Corp.	990
30	@	Nvidia Corp.	224
60	@	QLogic Corp.	637
170		Texas Instruments, Inc.	2,647
40		Xilinx, Inc.	654

			19,200

		Software: 0.2%
40	@	Adobe Systems, Inc.	926
40	@	Autodesk, Inc.	664
43	@	BMC Software, Inc.	1,073
126		CA, Inc.	2,122
30	@	Compuware Corp.	191
20	@	Electronic Arts, Inc.	381
80		Fidelity National Information Services, Inc.	1,374
30	@	Fiserv, Inc.	1,024
110		IMS Health, Inc.	1,447
960		Microsoft Corp.	19,411
537	@	Oracle Corp.	8,640

			37,253

		Telecommunications: 0.3%
671		AT&T, Inc.	19,164
21		CenturyTel, Inc.	558
727	@	Cisco Systems, Inc.	12,025
205		Corning, Inc.	1,847
34		Embarq Corp.	1,110
30		Harris Corp.	1,046
70	@	JDS Uniphase Corp.	190
40	@	Juniper Networks, Inc.	695
100		Motorola, Inc.	431
170		Qualcomm, Inc.	5,707
210		Qwest Communications International, Inc.	672
294		Sprint Nextel Corp.	820
342		Verizon Communications, Inc.	11,166
220		Windstream Corp.	1,949

			57,380

		Toys/Games/Hobbies: 0.0%
80		Hasbro, Inc.	2,144

			2,144

		Transportation: 0.1%
30		Burlington Northern Santa Fe Corp.	2,298
20		CH Robinson Worldwide, Inc.	1,022
See Accompanying Notes to Financial Statements

58

PORTFOLIO OF INVESTMENTS
ING Principal Protection Fund XI
as of November 30, 2008 (Unaudited) (continued)

Shares		Value

	Transportation: (continued)
28	CSX Corp.	$1,043
20	Expeditors International Washington, Inc.	669
37	FedEx Corp.	2,614
20	Norfolk Southern Corp.	989
20	Ryder System, Inc.	718
30	Union Pacific Corp.	1,501
90	United Parcel Service, Inc. - Class B	5,184

		16,038

	Total Common Stock (Cost $1,329,316)	963,953

REAL ESTATE INVESTMENT TRUSTS: 0.1%
	Apartments: 0.1%
50	Apartment Investment & Management Co.	574
10	AvalonBay Communities, Inc.	607
70	Equity Residential	2,130

		3,311

	Diversified: 0.0%
10	Vornado Realty Trust	535

		535

	Health Care: 0.0%
90	HCP, Inc.	1,860

		1,860

	Hotels: 0.0%
160	Host Hotels & Resorts, Inc.	1,203

		1,203

	Regional Malls: 0.0%
40	Simon Property Group, Inc.	1,900

		1,900

	Shopping Centers: 0.0%
20	Developers Diversified Realty Corp.	96

		96

	Storage: 0.0%
40	Public Storage, Inc.	2,796

		2,796

	Total Real Estate Investment Trusts (Cost $15,752)	11,701

Principal
Amount			Value

U.S. GOVERNMENT AGENCY OBLIGATIONS: 62.4%
		Federal National Mortgage Association: 62.4%
$12,250,000	^ ^, Z	1.580%, due 09/15/09	$12,096,913

		Total U.S. Government Agency Obligations (Cost $11,916,312)	12,096,913

U.S. TREASURY OBLIGATIONS: 31.5%
		U.S. Treasury STRIP COUPON: 31.5%
6,142,000	Z	0.600%, due 11/15/09	6,107,058

		Total U.S. Treasury Obligations (Cost $6,038,882)	6,107,058

		Total Long-Term Investments (Cost $19,300,262)	19,179,625

Shares			Value

SHORT-TERM INVESTMENTS: 1.5%
	Affiliated Mutual Fund: 1.5%
279,000	ING Institutional Prime Money Market Fund - Class I		$279,000

	Total Short-Term Investments (Cost $279,000)		279,000

	Total Investments in Securities (Cost $19,579,262)*	100.5%	$19,458,625
	Other Assets and Liabilities - Net	(0.5)	(90,952)

	Net Assets	100.0%	$19,367,673

@	Non-income producing security
@@	Foreign Issuer
STRIP	Separate Trading of Registered Interest and Principal of Securities
^^	Principal only securities represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. No payments of interest on the pool are passed through the principal only security.
Z	Indicates Zero Coupon Bond; rate shown reflects current effective yield.

*	Cost for federal income tax purposes is $19,754,021.

Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$78,267
Gross Unrealized Depreciation	(373,663)

Net Unrealized Depreciation	$(295,396)

The following table summarizes the inputs used as of November 30, 2008 in determining the Fund’s investments at fair value for purposes of SFAS 157:

	Investments in	Other Financial
	Securities	Instruments*
Level 1 — Quoted Prices	$1,254,654	$—
Level 2 — Other Significant Observable Inputs	18,203,971	—
Level 3 — Significant Unobservable Inputs	—	—

Total	$19,458,625	$—

“Fair value” for purposes of SFAS 157 is different from “fair value” as used in the 1940 Act. The former generally implies market value, and can include market quotations as a source of value, and the latter refers to determinations of actual value in absence of available market quotations.

*	Other financial instruments may include forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at period end. Swaps and written options are reported at their market value at period end.
See Accompanying Notes to Financial Statements

59

PORTFOLIO OF INVESTMENTS
ING Principal Protection Fund XII
as of November 30, 2008 (Unaudited)

Shares			Value

COMMON STOCK: 3.3%

		Advertising: 0.0%
80	@	Interpublic Group of Cos., Inc.	$327
30		Omnicom Group	849

			1,176

		Aerospace/Defense: 0.1%
29		Boeing Co.	1,236
12		General Dynamics Corp.	620
10		Goodrich Corp.	337
10		L-3 Communications Holdings, Inc.	672
9		Lockheed Martin Corp.	694
25		Northrop Grumman Corp.	1,024
30		Raytheon Co.	1,464
30		United Technologies Corp.	1,456

			7,503

		Agriculture: 0.1%
81		Altria Group, Inc.	1,302
38		Archer-Daniels-Midland Co.	1,040
10		Lorillard, Inc.	604
81		Philip Morris International, Inc.	3,415
12		Reynolds American, Inc.	493

			6,854

		Airlines: 0.0%
40		Southwest Airlines Co.	346

			346

		Apparel: 0.0%
30	@	Coach, Inc.	537
16		Nike, Inc.	852
10		Polo Ralph Lauren Corp.	432
10		VF Corp.	523

			2,344

		Auto Manufacturers: 0.0%
42	@	Ford Motor Co.	113

			113

		Auto Parts & Equipment: 0.0%
44		Johnson Controls, Inc.	777

			777

		Banks: 0.3%
177		Bank of America Corp.	2,876
50		Bank of New York Mellon Corp.	1,511
50		BB&T Corp.	1,499
24		Capital One Financial Corp.	826
198		Citigroup, Inc.	1,641
20		Fifth Third Bancorp.	191
17		Goldman Sachs Group, Inc.	1,343
40		Huntington Bancshares, Inc.	320
133		JPMorgan Chase & Co.	4,211
34		Morgan Stanley	502
50		National City Corp.	101
20		Northern Trust Corp.	918
10		PNC Financial Services Group, Inc.	528
48		Regions Financial Corp.	489
21		State Street Corp.	884
20		SunTrust Bank	635
90		US Bancorp.	2,428
58		Wachovia Corp.	326
154		Wells Fargo & Co.	4,449
20		Zions Bancorp.	638

			26,316

		Beverages: 0.1%
82		Coca-Cola Co.	3,843
10		Coca-Cola Enterprises, Inc.	92
20	@	Constellation Brands, Inc.	255
10	@	Dr Pepper Snapple Group, Inc.	161
10		Molson Coors Brewing Co.	445
25		Pepsi Bottling Group, Inc.	452
44		PepsiCo, Inc.	2,495

			7,743

		Biotechnology: 0.1%
40	@	Amgen, Inc.	2,222
10	@	Biogen Idec, Inc.	423
20	@	Celgene Corp.	1,042
5	@	Genzyme Corp.	320
36	@	Gilead Sciences, Inc.	1,612
13	@	Life Technologies Corp.	347

			5,966

		Chemicals: 0.1%
10		Air Products & Chemicals, Inc.	478
37		Dow Chemical Co.	686
30		EI Du Pont de Nemours & Co.	752
10		International Flavors & Fragrances, Inc.	305
22		Monsanto Co.	1,742
14		PPG Industries, Inc.	615
10		Praxair, Inc.	591
10		Rohm & Haas Co.	684
10		Sherwin-Williams Co.	589
10		Sigma-Aldrich Corp.	431

			6,873

		Coal: 0.0%
10		Peabody Energy Corp.	234

			234

		Commercial Services: 0.0%
10	@	Apollo Group, Inc. — Class A	768
10		Automatic Data Processing, Inc.	411
30		H&R Block, Inc.	574
4		Moody’s Corp.	87
10		Paychex, Inc.	283
10		Robert Half International, Inc.	209
30		RR Donnelley & Sons Co.	383
31		Western Union Co.	411

			3,126

		Computers: 0.2%
10	@	Affiliated Computer Services, Inc.	405
40	@	Apple, Inc.	3,707
20	@	Cognizant Technology Solutions Corp.	384
10	@	Computer Sciences Corp.	279
95	@	Dell, Inc.	1,061
85	@	EMC Corp.	898
106		Hewlett-Packard Co.	3,740
57		International Business Machines Corp.	4,651
16	@	Lexmark International, Inc.	419
10	@	NetApp, Inc.	135
2	@	Sun Microsystems, Inc.	6
20	@	Teradata Corp.	269

			15,954

		Cosmetics/Personal Care: 0.1%
10		Avon Products, Inc.	211
10		Colgate-Palmolive Co.	651
115		Procter & Gamble Co.	7,400

			8,262

See Accompanying Notes to Financial Statements

60

PORTFOLIO OF INVESTMENTS
ING Principal Protection Fund XII
as of November 30, 2008 (Unaudited) (continued)

Shares			Value

		Distribution/Wholesale: 0.0%
20		Genuine Parts Co.	$783

			783

		Diversified Financial Services: 0.0%
40		American Express Co.	932
24		Ameriprise Financial, Inc.	443
54		Charles Schwab Corp.	990
27		Discover Financial Services	276
10		Invesco Ltd.	126
10		Janus Capital Group, Inc.	82
45		Merrill Lynch & Co., Inc.	595
10	@	Nasdaq Stock Market, Inc.	215
10		NYSE Euronext	238
20	@	SLM Corp.	184

			4,081

		Electric: 0.1%
60	@	AES Corp.	461
30		American Electric Power Co., Inc.	939
20		CMS Energy Corp.	203
40		Dominion Resources, Inc.	1,473
30		DTE Energy Co.	1,116
30		Duke Energy Corp.	467
30		Edison International	1,002
10		Entergy Corp.	851
10		Exelon Corp.	562
20		FirstEnergy Corp.	1,172
10		FPL Group, Inc.	488
40		Pepco Holdings, Inc.	720
10		PG&E Corp.	380
28		Public Service Enterprise Group, Inc.	865
10		Southern Co.	363
20		Xcel Energy, Inc.	376

			11,438

		Electrical Components & Equipment: 0.0%
26		Emerson Electric Co.	933

			933

		Electronics: 0.0%
18	@	Agilent Technologies, Inc.	339
10		Amphenol Corp.	232
20		Jabil Circuit, Inc.	132
23	@	Thermo Electron Corp.	821
25	@@	Tyco Electronics Ltd.	412
10	@	Waters Corp.	412

			2,348

		Engineering & Construction: 0.0%
10		Fluor Corp.	455

			455

		Environmental Control: 0.0%
10	@	Allied Waste Industries, Inc.	107

			107

		Food: 0.1%
30		ConAgra Foods, Inc.	443
10		HJ Heinz Co.	388
10		JM Smucker Co.	454
10		Kellogg Co.	434
44		Kraft Foods, Inc.	1,197
22		Kroger Co.	609
10		McCormick & Co., Inc.	298
20		Safeway, Inc.	436
80		Sara Lee Corp.	734
10		Supervalu, Inc.	119
10		Sysco Corp.	235
10		Whole Foods Market, Inc.	106

			5,453

		Forest Products & Paper: 0.0%
30		International Paper Co.	374

			374

		Gas: 0.0%
50		Centerpoint Energy, Inc.	647
20		Sempra Energy	933

			1,580

		Hand/Machine Tools: 0.0%
10		Black & Decker Corp.	424
7		Snap-On, Inc.	252
21		Stanley Works	668

			1,344

		Healthcare — Products: 0.1%
34		Baxter International, Inc.	1,799
10		Becton Dickinson & Co.	635
40	@	Boston Scientific Corp.	247
4		Cardinal Health, Inc.	130
15	@@	Covidien Ltd.	553
10		CR Bard, Inc.	820
101		Johnson & Johnson	5,917
50		Medtronic, Inc.	1,526
20	@	St. Jude Medical, Inc.	561
10		Stryker Corp.	389
10	@	Varian Medical Systems, Inc.	404
10	@	Zimmer Holdings, Inc.	373

			13,354

		Healthcare — Services: 0.1%
22		Aetna, Inc.	480
20		Cigna Corp.	242
10	@	DaVita, Inc.	503
6	@	Humana, Inc.	181
12	@	Laboratory Corp. of America Holdings	760
10		Quest Diagnostics	466
46		UnitedHealth Group, Inc.	966
24	@	WellPoint, Inc.	854

			4,452

		Home Builders: 0.0%
30		D.R. Horton, Inc.	206
10		Lennar Corp.	71
20		Pulte Homes, Inc.	213

			490

		Household Products/Wares: 0.0%
10		Avery Dennison Corp.	311
10		Clorox Co.	592
10		Fortune Brands, Inc.	378
17		Kimberly-Clark Corp.	982

			2,263

		Insurance: 0.1%
29		Aflac, Inc.	1,343
4		Allstate Corp.	102
See Accompanying Notes to Financial Statements

61

PORTFOLIO OF INVESTMENTS
ING Principal Protection Fund XII
as of November 30, 2008 (Unaudited) (continued)

Shares			Value

		Insurance: (continued)
44		American International Group, Inc.	$88
10		AON Corp.	453
10		Assurant, Inc.	218
22		Chubb Corp.	1,130
10		Cincinnati Financial Corp.	292
10		Lincoln National Corp.	137
10		Loews Corp.	274
10		Marsh & McLennan Cos., Inc.	255
38		Metlife, Inc.	1,093
4		Progressive Corp.	60
24		Prudential Financial, Inc.	521
20		Torchmark Corp.	723
27		Travelers Cos., Inc.	1,179
30		UnumProvident Corp.	447

			8,315

		Internet: 0.1%
10	@	Akamai Technologies, Inc.	123
10	@	Amazon.com, Inc.	427
58	@	eBay, Inc.	762
10	@	Google, Inc. — Class A	2,930
34	@	Symantec Corp.	409
50	@	Yahoo!, Inc.	576

			5,227

		Investment Companies: 0.0%
30		American Capital Ltd.	127

			127

		Iron/Steel: 0.0%
18		Nucor Corp.	642
9		United States Steel Corp.	274

			916

		Leisure Time: 0.0%
10		Carnival Corp.	210

			210

		Machinery — Construction & Mining: 0.0%
30		Caterpillar, Inc.	1,230

			1,230

		Machinery — Diversified: 0.0%
8		Cummins, Inc.	205
20		Deere & Co.	696
10		Flowserve Corp.	503
10		Manitowoc Co., Inc.	79
10		Rockwell Automation, Inc.	312

			1,795

		Media: 0.1%
125		Comcast Corp. — Class A	2,168
40	@	DIRECTV Group, Inc.	880
78		News Corp. — Class A	616
160		Time Warner, Inc.	1,448
20	@	Viacom — Class B	318
66		Walt Disney Co.	1,486

			6,916

		Metal Fabricate/Hardware: 0.0%
10		Precision Castparts Corp.	627

			627

		Mining: 0.0%
20		Alcoa, Inc.	215
23		Freeport-McMoRan Copper & Gold, Inc.	552
10		Newmont Mining Corp.	337

			1,104

		Miscellaneous Manufacturing: 0.1%
27		3M Co.	1,807
10		Cooper Industries Ltd.	241
30		Dover Corp.	895
16		Eaton Corp.	741
389		General Electric Co.	6,679
52		Honeywell International, Inc.	1,449
10		Illinois Tool Works, Inc.	341
10		ITT Corp.	419
10		Leggett & Platt, Inc.	146
22		Parker Hannifin Corp.	904
20		Textron, Inc.	305
5	@@	Tyco International Ltd.	105

			14,032

		Office/Business Equipment: 0.0%
40		Pitney Bowes, Inc.	988
40		Xerox Corp.	280

			1,268

		Oil & Gas: 0.4%
26		Anadarko Petroleum Corp.	1,067
20		Apache Corp.	1,546
92		Chevron Corp.	7,269
66		ConocoPhillips	3,466
11		Devon Energy Corp.	796
10		ENSCO International, Inc.	324
10		EOG Resources, Inc.	850
215		ExxonMobil Corp.	17,232
10		Hess Corp.	540
24		Marathon Oil Corp.	628
10		Murphy Oil Corp.	441
20	@, @@	Nabors Industries Ltd.	290
20		Noble Corp.	536
40		Occidental Petroleum Corp.	2,166
10		Questar Corp.	322
10	@	Southwestern Energy Co.	344
10		Sunoco, Inc.	397
20		Tesoro Petroleum Corp.	184
11	@	Transocean, Inc.	736
34		Valero Energy Corp.	624
12		XTO Energy, Inc.	459

			40,217

		Oil & Gas Services: 0.1%
20		Baker Hughes, Inc.	697
10		BJ Services Co.	120
30	@	Cameron International Corp.	633
14		Halliburton Co.	246
20	@	National Oilwell Varco, Inc.	566
50		Schlumberger Ltd.	2,537
10		Smith International, Inc.	292
10	@	Weatherford International Ltd.	128

			5,219

		Packaging & Containers: 0.0%
11		Ball Corp.	401

			401

See Accompanying Notes to Financial Statements

62

PORTFOLIO OF INVESTMENTS
ING Principal Protection Fund XII
as of November 30, 2008 (Unaudited) (continued)

Shares			Value

		Pharmaceuticals: 0.2%
60		Abbott Laboratories	$3,143
10		Allergan, Inc.	377
70		Bristol-Myers Squibb Co.	1,449
50		Eli Lilly & Co.	1,708
10	@	Express Scripts, Inc.	575
30	@	Forest Laboratories, Inc.	725
23	@	King Pharmaceuticals, Inc.	221
20	@	Medco Health Solutions, Inc.	840
85		Merck & Co., Inc.	2,271
10	@	Mylan Laboratories	94
257		Pfizer, Inc.	4,223
70		Schering-Plough Corp.	1,177
10	@	Watson Pharmaceuticals, Inc.	238
61		Wyeth	2,197

			19,238

		Pipelines: 0.0%
30		El Paso Corp.	222
30		Spectra Energy Corp.	488
4		Williams Cos., Inc.	65

			775

		Retail: 0.2%
10	@	Autozone, Inc.	1,092
9		Best Buy Co., Inc.	186
10	@	Big Lots, Inc.	175
14		Costco Wholesale Corp.	721
54		CVS Caremark Corp.	1,562
12		Family Dollar Stores, Inc.	333
10	@	GameStop Corp.	219
40		Gap, Inc.	521
42		Home Depot, Inc.	971
30		Limited Brands, Inc.	279
64		Lowe’s Cos., Inc.	1,322
10		Macy’s, Inc.	74
49		McDonald’s Corp.	2,879
10		RadioShack Corp.	99
29		Staples, Inc.	503
30	@	Starbucks Corp.	268
27		Target Corp.	912
38		TJX Cos., Inc.	867
40		Walgreen Co.	990
91		Wal-Mart Stores, Inc.	5,085
14		Yum! Brands, Inc.	377

			19,435

		Savings & Loans: 0.0%
80		Hudson City Bancorp., Inc.	1,337

			1,337

		Semiconductors: 0.1%
10		Altera Corp.	147
10		Analog Devices, Inc.	171
60		Applied Materials, Inc.	575
20	@	Broadcom Corp.	306
222		Intel Corp.	3,064
40	@	LSI Logic Corp.	107
10	@	MEMC Electronic Materials, Inc.	150
33		National Semiconductor Corp.	363
15	@	Nvidia Corp.	112
20	@	QLogic Corp.	212
60		Texas Instruments, Inc.	934
10		Xilinx, Inc.	164

			6,305

		Software: 0.1%
10	@	Adobe Systems, Inc.	232
12	@	Autodesk, Inc.	199
15	@	BMC Software, Inc.	374
34		CA, Inc.	573
10	@	Compuware Corp.	64
10	@	Electronic Arts, Inc.	191
30		Fidelity National Information Services, Inc.	515
10	@	Fiserv, Inc.	341
40		IMS Health, Inc.	526
301		Microsoft Corp.	6,086
172	@	Oracle Corp.	2,767

			11,868

		Telecommunications: 0.2%
215		AT&T, Inc.	6,140
7		CenturyTel, Inc.	186
224	@	Cisco Systems, Inc.	3,705
68		Corning, Inc.	613
12		Embarq Corp.	392
10		Harris Corp.	349
20	@	JDS Uniphase Corp.	54
10	@	Juniper Networks, Inc.	174
30		Motorola, Inc.	129
52		Qualcomm, Inc.	1,746
70		Qwest Communications International, Inc.	224
91		Sprint Nextel Corp.	254
105		Verizon Communications, Inc.	3,428
70		Windstream Corp.	620

			18,014

		Toys/Games/Hobbies: 0.0%
30		Hasbro, Inc.	804

			804

		Transportation: 0.1%
10		Burlington Northern Santa Fe Corp.	766
10		CH Robinson Worldwide, Inc.	511
8		CSX Corp.	298
10		Expeditors International Washington, Inc.	334
8		FedEx Corp.	565
5		Norfolk Southern Corp.	247
10		Ryder System, Inc.	359
6		Union Pacific Corp.	300
30		United Parcel Service, Inc. — Class B	1,728

			5,108

		Total Common Stock (Cost $405,811)	313,530

REAL ESTATE INVESTMENT TRUSTS: 0.0%

		Apartments: 0.0%
20		Apartment Investment & Management Co.	229
10		AvalonBay Communities, Inc.	607
20		Equity Residential	609

			1,445

		Health Care: 0.0%
30		HCP, Inc.	620

			620

See Accompanying Notes to Financial Statements

63

PORTFOLIO OF INVESTMENTS
ING Principal Protection Fund XII
as of November 30, 2008 (Unaudited) (continued)

Shares		Value

	Hotels: 0.0%
50	Host Hotels & Resorts, Inc.	$376

		376

	Regional Malls: 0.0%
10	Simon Property Group, Inc.	475

		475

	Shopping Centers: 0.0%
10	Developers Diversified Realty Corp.	48

		48

	Storage: 0.0%
10	Public Storage, Inc.	699

		699

	Total Real Estate Investment Trusts (Cost $5,198)	3,663

Principal
Amount			Value

U.S. GOVERNMENT AGENCY OBLIGATIONS: 54.6%

		Federal National Mortgage Association: 54.6%
$2,651,000	^, Z	1.370%, due 01/15/10	$2,610,020
2,697,000	^, Z	1.400%, due 11/15/09	2,661,327

			5,271,347

		Total U.S. Government Agency Obligations (Cost $5,139,628)	5,271,347

U.S. TREASURY OBLIGATIONS: 40.9%

		U.S. Treasury STRIP PRINCIPAL: 40.9%
3,980,000	Z	0.730%, due 02/15/10	3,944,431

		Total U.S. Treasury Obligations (Cost $3,880,386)	3,944,431

		Total Long-Term Investments (Cost $9,431,023)	9,532,971

Shares			Value

SHORT-TERM INVESTMENTS: 1.6%

	Affiliated Mutual Fund: 1.6%
155,000	ING Institutional Prime Money Market Fund - Class I		$155,000

	Total Short-Term Investments (Cost $155,000)		155,000

	Total Investments in Securities (Cost $9,586,023)*	100.4%	$9,687,971
	Other Assets and Liabilities - Net	(0.4)	(40,071)

	Net Assets	100.0%	$9,647,900

@	Non-income producing security

@@	Foreign Issuer

STRIP	Separate Trading of Registered Interest and Principal of Securities

^	Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.

Z	Indicates Zero Coupon Bond; rate shown reflects current effective yield.

*	Cost for federal income tax purposes is $9,691,906.

Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$92,055
Gross Unrealized Depreciation	(95,990)

Net Unrealized Depreciation	$(3,935)

The following table summarizes the inputs used as of November 30, 2008 in determining the Fund’s investments at fair value for purposes of SFAS 157:

	Investments in	Other Financial
	Securities	Instruments*
Level 1 — Quoted Prices	$472,193	$—
Level 2 — Other Significant Observable Inputs	9,215,778	—
Level 3 — Significant Unobservable Inputs	—	—

Total	$9,687,971	$—

“Fair value” for purposes of SFAS 157 is different from “fair value” as used in the 1940 Act. The former generally implies market value, and can include market quotations as a source of value, and the latter refers to determinations of actual value in absence of available market quotations.

*	Other financial instruments may include forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at period end. Swaps and written options are reported at their market value at period end.
See Accompanying Notes to Financial Statements

64

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited)

BOARD CONSIDERATION AND RE-APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY CONTRACTS
Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) provides that, after an initial period, the Funds’ existing investment advisory and sub-advisory contracts will remain in effect only if the Board of Trustees (the “Board”) of ING Equity Trust (the “Trust”), including a majority of Board members who have no direct or indirect interest in the advisory and sub-advisory contracts, and who are not “interested persons” of the Funds, as such term is defined under the 1940 Act (the “Independent Trustees”), annually review and approve them. Thus, at a meeting held on November 14, 2008, the Board, including a majority of the Independent Trustees, considered whether to renew the investment advisory contracts (the “Advisory Contracts”) between ING Investments, LLC (the “Adviser”) and the sub-advisory contracts (“Sub-Advisory Contracts”) with ING Investment Management Co. (“ING IM” or the “Sub-Adviser”), the sub-adviser to each Fund.
The Independent Trustees also held separate meetings on October 24 and November 12, 2008 to consider the renewal of the Advisory Contracts and Sub-Advisory Contracts. As a result, subsequent references herein to factors considered and determinations made by the Independent Trustees include, as applicable, factors considered and determinations made on those earlier dates by the Independent Trustees.
At its November 14, 2008 meeting, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Funds. In reaching these decisions, the Board took into account information furnished to it throughout the year at regular meetings of the Board and the Board’s committees, as well as information prepared specifically in connection with the annual renewal process. Determinations by the Independent Trustees also took into account various factors that they believed, in light of the legal advice furnished to them by K&L Gates LLP (“K&L Gates”), their independent legal counsel, and their own business judgment, to be relevant. Further, while the Advisory Contracts and Sub-Advisory Contracts for all the Funds were considered at the same Board meeting, the Trustees considered each Fund’s advisory and sub-advisory relationships separately.
Provided below is an overview of the Board’s contract approval process in general, as well as a discussion of certain specific factors that the Board considered at its renewal meeting. While the Board gave its attention to the information furnished, at its request, that was most relevant to its considerations, discussed below are a number of the primary factors relevant to the Board’s consideration as to whether to renew the Advisory and Sub-Advisory Contracts for the one-year period ending November 30, 2009. Each Board member may have accorded different weight to the various factors in reaching his or her conclusions with respect to each Fund’s advisory and sub-advisory arrangements.
Overview of the Contract Renewal and Approval Process
Several years ago, the Independent Trustees instituted a revised process by which they seek and consider relevant information when they decide whether to approve new or existing advisory and sub-advisory arrangements for the investment companies in the ING Funds complex under their jurisdiction, including the Funds’ existing Advisory and Sub-Advisory Contracts. Among other actions, the Independent Trustees: retained the services of independent consultants with experience in the mutual fund industry to assist the Independent Trustees in working with the personnel employed by the Adviser or its affiliates who administer the Funds (“Management”) to identify the types of information presented to the Board to inform its deliberations with respect to advisory and sub-advisory relationships and to help evaluate that information; established a specific format in which certain requested information is provided to the Board; and determined the process for reviewing such information in connection with Advisory and Sub-Advisory Contract renewals and approvals. The end result was an enhanced process which is currently employed by the Independent Trustees to review and analyze information in connection with their annual renewal of the ING Funds’ advisory and sub-advisory contracts, as well as their review and approval of new advisory relationships.
Since the current renewal and approval process was first implemented, the Board’s membership has changed substantially through periodic retirements of some Trustees and the appointment and election of new Trustees. In addition, throughout this period the Independent Trustees have reviewed and refined the renewal and approval process at least annually. The Board also established a Contracts Committee and two Investment Review Committees, including the Domestic Equity Funds Investment Review Committee (the “DE IRC”). Among other matters, the

65

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (Continued)

Contracts Committee provides oversight with respect to the contracts renewal process, and each Fund is assigned to the DE IRC, which provides oversight regarding, among other matters, investment performance.
The type and format of the information provided to the Board or to legal counsel for the Independent Trustees in connection with the contract approval and renewal process has been codified in the Funds’ 15(c) Methodology Guide. This Guide was developed under the direction of the Independent Trustees and sets out a blueprint pursuant to which the Independent Trustees request certain information that they deem important to facilitate an informed review in connection with initial and annual approvals of advisory and sub-advisory contracts.
Management provides certain of the information requested by the 15(c) Methodology Guide in Fund Analysis and Comparison Tables (“FACT sheets”) prior to the Independent Trustees’ review of advisory and sub-advisory arrangements (including the Funds’ Advisory and Sub-Advisory Contracts). The Independent Trustees previously retained an independent firm to verify and test the accuracy of certain FACT sheet data for a representative sample of funds in the ING Funds complex. In addition, in 2007 and 2008, the Contracts Committee employed the services of an independent consultant to assist in its review and analysis of, among other matters, the 15(c) Methodology Guide, the content and format of the FACT sheets, and proposed selected peer groups of investment companies (“SPGs”) to be used by the Funds for certain comparison purposes during the renewal process.
As part of an ongoing process, the Contracts Committee recommends or considers recommendations from Management for refinements to the 15(c) Methodology Guide and other aspects of the review process, and the Board’s Investment Review Committees (including the DE IRC) review benchmarks used to assess the performance of the funds in the ING Funds complex. The Investment Review Committees may apply a heightened level of scrutiny in cases where performance has lagged an ING Fund’s relevant benchmark and/or SPG.
The Board employed its process for reviewing contracts when considering the renewals of the Funds’ Advisory and Sub-Advisory Contracts that would be effective through November 30, 2009. Set forth below is a discussion of many of the Board’s primary considerations and conclusions resulting from this process.
Nature, Extent and Quality of Service
In determining whether to approve the Advisory and Sub-Advisory Contracts for the Funds for the year ending November 30, 2009, the Independent Trustees received and evaluated such information as they deemed necessary regarding the nature, extent and quality of services provided to the Funds by the Adviser and ING IM. This included information regarding the Adviser and ING IM provided throughout the year at regular meetings of the Board and its committees, as well as information furnished in connection with the contract renewal meetings.
The materials requested by and provided to the Board and/or to K&L Gates prior to the November 14, 2008 Board meeting included, among other information, the following items for each Fund: (1) FACT sheets that provided information regarding the performance and expenses of the Fund and other similarly managed funds in its SPG, as well as information regarding the Fund’s investment portfolio, objective and strategies; (2) reports providing risk and attribution analyses of each Fund; (3) the 15(c) Methodology Guide, which describes how the FACT sheets were prepared, including the manner in which the Fund’s benchmark and SPG were selected and how profitability was determined; (4) responses from the Adviser and the Sub-Adviser to a series of questions posed by K&L Gates on behalf of the Trustees; (5) copies of the forms of Advisory Contract and Sub-Advisory Contract; (6) copies of the Forms ADV for the Adviser and the Sub-Adviser; (7) financial statements for the Adviser and ING IM; (8) a draft of a narrative summary addressing key factors the Board customarily considers in evaluating the renewals of the ING Funds’ (including the Funds’) advisory contracts and sub-advisory contracts, including a written analysis for the Fund of how performance, fees and expenses compare to its SPG and/or designated benchmark; (9) independent analyses of Fund performance by the Trust’s Chief Investment Risk Officer; (10) information regarding net asset flows into and out of the Fund; and (11) other information relevant to the Board’s evaluations.
For each Fund, Class A shares were used for purposes of certain comparisons between the Fund and its SPG. Class A shares generally were selected so that a Fund’s share class with the longest performance history was compared to the analogous class of shares for each fund in its SPG. The mutual funds included in the Funds’ SPGs were selected based upon criteria designed to mirror the Fund share class being compared to the SPG.

66

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (Continued)

In arriving at its conclusions with respect to the Advisory Contracts, the Board was mindful of the “manager-of-managers” platform of the ING Funds that has been developed by Management. The Board also noted the resources that the Adviser has committed to the Board and the DE IRC to assist the Board and the DE IRC with their assessment of the investment performance of the Funds on an ongoing basis throughout the year. This includes the appointment of a Chief Investment Risk Officer and his staff, who report directly to the Board and who have developed attribution analyses and other metrics used by the Board’s Investment Review Committees to analyze the key factors underlying investment performance for the funds in the ING Funds complex.
The Board also noted the techniques used by the Adviser to monitor the performance of the Sub-Adviser and the proactive approach that the Adviser, working in cooperation with the DE IRC, has taken to advocate or recommend, when it believed appropriate, changes designed to assist in improving the Funds’ performance. In considering the Funds’ Advisory Contracts, the Board also considered the extent of benefits provided to the Funds’ shareholders, beyond advisory services, from being part of the ING family of funds. This includes, in most cases, the right to exchange or transfer investments, without a sales charge, between the same class of shares of such funds or among ING Funds available on a product platform, and the wide range of ING Funds available for exchange or transfer. The Board also took into account the Adviser’s efforts in recent years to reduce the expenses of the ING Funds through renegotiated arrangements with the ING Funds’ service providers. In addition, the Board considered the efforts of the Adviser and the expenses that it incurred in recent years to help make the ING Funds complex more efficient by combinations of similar funds.
Further, the Board received periodic reports showing that the investment policies and restrictions for each Fund were consistently complied with and other periodic reports covering matters such as compliance by Adviser and Sub-Adviser personnel with codes of ethics. The Board considered reports from the Trust’s Chief Compliance Officer (“CCO”) evaluating whether the regulatory compliance systems and procedures of the Adviser and Sub-Adviser are reasonably designed to assure compliance with the federal securities laws, including those related to, among others, late trading and market timing, best execution, fair value pricing, proxy voting and trade allocation practices. The Board also took into account the CCO’s annual and periodic reports and recommendations with respect to service provider compliance programs. In this regard, the Board also considered the policies and procedures developed by the CCO in consultation with the Board’s Compliance Committee that guide the CCO’s compliance oversight function.
The Board reviewed the level of staffing, quality and experience of each Fund’s portfolio management team. The Board took into account the respective resources and reputations of the Adviser and ING IM, and evaluated the ability of the Adviser and the Sub-Adviser to attract and retain qualified investment advisory personnel. The Board also considered the adequacy of the resources committed to the Funds (and other relevant funds in the ING Funds complex) by the Adviser and ING IM, and whether those resources are commensurate with the needs of the Funds and are sufficient to sustain appropriate levels of performance and compliance needs.
Based on their deliberations and the materials presented to them, the Board concluded that the advisory and related services provided by the Adviser and ING IM are appropriate in light of the Funds’ operations, the competitive landscape of the investment company business, and investor needs, and that the nature and quality of the overall services provided by the Adviser and the Sub-Adviser were appropriate.
Fund Performance
In assessing advisory and sub-advisory relationships, the Board placed emphasis on the net investment returns of each Fund. While the Board considered the performance reports and discussions with portfolio managers at Board and committee meetings during the year, particular attention in assessing performance was given to the FACT sheets furnished in connection with the renewal process. The FACT sheet prepared for each Fund included its investment performance compared to the Fund’s Morningstar category median, Lipper category median, SPG and primary benchmark. The FACT sheet prepared for each Fund included its investment performance compared to the Fund’s Morningstar category median, Lipper category median, SPG and primary benchmark. The FACT sheet performance data was as of June 30, 2008. In addition, the Board also considered at its November 14, 2008 meeting certain additional data regarding performance and Fund asset levels as of October 31, 2008. The Board’s findings specific to each Fund’s performance are discussed under “Fund-by-Fund Analysis” below.

67

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (Continued)

Economies of Scale
When evaluating the reasonableness of advisory fee rates, the Board also considered whether economies of scale will be realized by the Adviser as a Fund grows larger and the extent to which any such economies are reflected in contractual fee rates. In this regard, the Board noted that, while the Funds have level advisory fees without breakpoints, they benefit from waivers or reimbursements of advisory or other fees, and considered the extent to which economies of scale could be realized through such waivers, reimbursements or expense reductions.
In evaluating economies of scale, the Independent Trustees also considered prior periodic management reports and industry information on this topic, and the Independent Trustees who were Board members at that time also considered a November 2006 evaluation and analysis presented to them by an independent consultant regarding fee breakpoint arrangements and economies of scale.
The Board also considered that many of the Funds had experienced material declines in assets, especially during October 2008, due to general market declines precipitated by the credit crises and other generally adverse market developments. As a result of these asset declines, the Board considered that there were fewer opportunities to realize economies of scale.
Information Regarding Services to Other Clients
The Board requested and considered information regarding the nature of services and fee rates offered by the Adviser and the Sub-Advisers to other clients, including other registered investment companies and institutional accounts. When fee rates offered to other clients differed materially from those charged to the Funds, the Board considered any underlying rationale provided by the Adviser or ING IM for these differences. The Board also noted that the fee rates charged to the Funds and other institutional clients of the Adviser or Sub-Adviser (including other investment companies) may differ materially due to, among other reasons: differences in services; different regulatory requirements associated with registered investment companies, such as the Funds, as compared to non-registered investment company clients; market differences in fee rates that existed when a Fund first was organized; investment capacity constraints that existed when certain contracts were first agreed upon or that might exist at present; and different pricing structures that are necessary to be competitive in different marketing channels.
Fee Rates and Profitability
The Board reviewed and considered each contractual investment advisory fee rate, combined with the administrative fee rate, payable by each Fund to the Adviser. The Board also considered the contractual sub-advisory fee rate payable by the Adviser to the Sub-Adviser for sub-advisory services for each Fund. In addition, the Board considered fee waivers and expense limitations applicable to the fees payable by the Funds.
The Board considered the fee structure of each Fund as it relates to the services provided under the contracts and the potential fall-out benefits to the Adviser and Sub-Adviser and their respective affiliates from their association with the Funds. For each Fund, the Board determined that the fees payable to the Adviser and ING IM are reasonable for the services that each performs, which were considered in light of the nature and quality of the services that each has performed and is expected to perform.
For each Fund, the Board considered information on revenues, costs and profits realized by the Adviser, which was prepared by Management in accordance with the allocation methodology (including related assumptions) specified in the 15(c) Methodology Guide. In analyzing the profitability of the Adviser in connection with its services to a Fund, the Board took into account the sub-advisory fee rate payable by the Adviser to ING IM. The Board also considered information that it requested and was provided by Management with respect to the profitability of service providers affiliated with the Adviser, as well as information provided by ING IM with respect to its profitability. Further, the Board considered that the decline in asset levels of many Funds caused by recent adverse economic conditions was likely to cause a similar decline in any profits realized by the Adviser and the Sub-Adviser.
The Board determined that it had requested and received sufficient information to gain a reasonable understanding regarding the Adviser’s and Sub-Adviser’s profitability. The Board also recognized that profitability analysis is not an exact science and there is no uniform methodology for determining profitability for this purpose. In this context, the

68

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (Continued)

Board realized that Management’s calculations regarding its costs incurred in establishing the infrastructure necessary for the Funds’ operations may not be fully reflected in the expenses allocated to each Fund in determining profitability, and that the information presented may not portray all of the costs borne by Management or capture Management’s entrepreneurial risk associated with offering and managing a mutual fund complex in the current regulatory and market environment.
Based on the information on revenues, costs, and profitability considered by the Board, and after considering the factors described in this section, the Board concluded that the profits, if any, realized by the Adviser and ING IM were not excessive. In making its determinations, the Board based its conclusions on the reasonableness of the advisory and sub-advisory fees of the Adviser and the Sub-Adviser primarily on the factors described for each Fund below.
Fund-by-Fund Analysis
The following paragraphs outline certain of the specific factors that the Board considered, and the conclusions reached, at its November 14, 2008 meeting in relation to renewing each Fund’s current Advisory and Sub-Advisory Contracts for the year ending November 30, 2009. These specific factors are in addition to those considerations discussed above.
For the ING Index Plus LargeCap Funds, which transitioned to their Index Plus Large Cap Periods before the end of the reporting period, in each case, the Fund’s performance was compared to its Morningstar category median and its primary benchmark, a broad-based securities market index that appears in the Fund’s prospectus. In the case of the ING Principal Protection Funds still in their Guarantee Periods, the Fund’s performance was compared to its fixed income benchmark and equity benchmark, each a broad-based securities market index that appears in the Fund’s prospectus.
With respect to Morningstar quintile rankings, the first quintile represents the highest (best) performance and the fifth quintile represents the lowest performance. Each Fund’s management fee and expense ratio were compared to the fees and expense ratios of the funds in its SPG.
ING Principal Protection Fund VIII
In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Principal Protection Fund VIII, the Board considered that, based on performance data for the periods ended June 30, 2008: (1) the Fund’s fixed income component outperformed its fixed income benchmark for all periods presented; and (2) the Fund’s equity component outperformed its equity benchmark for the one-year and three-year periods, and underperformed for the three-month and year-to-date periods.
In analyzing this performance data, the Board took into account Management’s representations that, unlike more conventional mutual funds, during its Guarantee Period the Fund’s guidelines require it to adjust its allocation to fixed income as needed to enhance the Fund’s ability to maintain a level of assets above the guaranteed amount, while at the same time participating in equity markets to the extent consistent with that focus, and this can cause its performance to differ from the performance it may have attained had the Fund invested solely in equities or solely in fixed income instruments without regard to principal protection. The Board also considered that the extent to which the Fund is able to participate in upward movements of the equity markets is affected by a number of factors, including interest rates and the performance of its equity component.
In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Fund, as compared to its SPG, including that: (a) the management fee (inclusive of a 0.10% administration fee) for the Fund is above the median and the average management fees of the funds in its SPG; and (b) the expense ratio for the Fund is below the median and below the average expense ratios of the funds in its SPG.
In analyzing the Fund’s management fee and expense ratio, the Board took into account Management’s representations that: (1) the Fund’s expense ratio includes expenses relating to the attractive principal guarantee

69

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (Continued)

that the Adviser was able to negotiate with the entity guaranteeing the Fund’s Guaranteed Amount; and (2) the Adviser bears the risk of reduced fee revenue resulting from redemptions during the Guarantee Period, a period of time during which there are no sales of Fund shares. The Board also took into account Management’s representations that the Fund’s expense ratio is more favorable due to the attractive rate that the Adviser was able to negotiate with MBIA for the principal guarantee, reflecting, in part, MBIA’s high degree of confidence in the Adviser’s ability to manage the Fund in a manner consistent with MBIA’s requirements under its guarantee agreement.
After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s performance may differ from the performance it may have attained had the Fund invested solely in equities or solely in fixed income instruments without regard to principal protection; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ending November 30, 2009. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
ING Principal Protection Fund IX
In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Principal Protection Fund IX, the Board considered that, based on performance data for the periods ended June 30, 2008: (1) the Fund’s fixed income component underperformed its fixed income benchmark for all periods presented; and (2) the Fund’s equity component underperformed its equity benchmark for all periods.
In analyzing this performance data, the Board took into account Management’s representations that, unlike more conventional mutual funds, during its Guarantee Period the Fund’s guidelines require it to adjust its allocation to fixed income as needed to enhance the Fund’s ability to maintain a level of assets above the guaranteed amount, while at the same time participating in equity markets to the extent consistent with that focus, and this can cause its performance to differ from the performance it may have attained had the Fund invested solely in equities or solely in fixed income instruments without regard to principal protection. The Board also considered that the extent to which the Fund is able to participate in upward movements of the equity markets is affected by a number of factors, including interest rates and the performance of its equity component.
In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Fund, as compared to its SPG, including that: (a) the management fee (inclusive of a 0.10% administration fee) for the Fund is above the median and the average management fees of the funds in its SPG; and (b) the expense ratio for the Fund is below the median and below the average expense ratios of the funds in its SPG.
In analyzing the Fund’s management fee and expense ratio, the Board took into account Management’s representations that: (1) the Fund’s expense ratio includes expenses relating to the attractive principal guarantee that the Adviser was able to negotiate with the entity guaranteeing the Fund’s Guaranteed Amount; and (2) the Adviser bears the risk of reduced fee revenue resulting from redemptions during the Guarantee Period, a period of time during which there are no sales of Fund shares. The Board also took into account Management’s representations that the Fund’s expense ratio is more favorable due to the attractive rate that the Adviser was able to negotiate with MBIA for the principal guarantee, reflecting, in part, MBIA’s high degree of confidence in the Adviser’s ability to manage the Fund in a manner consistent with MBIA’s requirements under its guarantee agreement.
After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s performance may differ from the performance it may have attained had the Fund invested solely in equities or solely in fixed income instruments without regard to principal protection; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and

70

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (Continued)

Sub-Advisory Contracts for the Fund for the year ending November 30, 2009. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
ING Principal Protection Fund X
In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Principal Protection Fund X, the Board considered that, based on performance data for the periods ended June 30, 2008: (1) the Fund’s fixed income component outperformed its fixed income benchmark for all periods presented; and (2) the Fund’s equity component outperformed its equity benchmark for the one-year and three-year periods, and underperformed for the three-month and year-to-date.
In analyzing this performance data, the Board took into account Management’s representations that, unlike more conventional mutual funds, during its Guarantee Period the Fund’s guidelines require it to adjust its allocation to fixed income as needed to enhance the Fund’s ability to maintain a level of assets above the guaranteed amount, while at the same time participating in equity markets to the extent consistent with that focus, and this can cause its performance to differ from the performance it may have attained had the Fund invested solely in equities or solely in fixed income instruments without regard to principal protection. The Board also considered that the extent to which the Fund is able to participate in upward movements of the equity markets is affected by a number of factors, including interest rates and the performance of its equity component.
In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Fund, as compared to its SPG, including that: (a) the management fee (inclusive of a 0.10% administration fee) for the Fund is above the median and the average management fees of the funds in its SPG; and (b) the expense ratio for the Fund is below the median and below the average expense ratios of the funds in its SPG.
In analyzing the Fund’s management fee and expense ratio, the Board took into account Management’s representations that: (1) the Fund’s expense ratio is more favorable due to the attractive principal guarantee that the Adviser was able to negotiate with the entity guaranteeing the Fund’s Guaranteed Amount; and (2) the Adviser bears the risk of reduced fee revenue resulting from redemptions during the Guarantee Period, a period of time during which there are no sales of Fund shares. The Board also took into account Management’s representations that the Fund’s expense ratio is more favorable due to the attractive rate that the Adviser was able to negotiate with MBIA for the principal guarantee, reflecting, in part, MBIA’s high degree of confidence in the Adviser’s ability to manage the Fund in a manner consistent with MBIA’s requirements under its guarantee agreement.
After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s performance may differ from the performance it may have attained had the Fund invested solely in equities or solely in fixed income instruments without regard to principal protection; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ending November 30, 2009. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
ING Principal Protection Fund XI
In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Principal Protection Fund XI, the Board considered that, based on performance data for the periods ended June 30, 2008: (1) the Fund’s fixed income component outperformed its fixed income benchmark for all periods presented; and (2) the Fund’s equity component underperformed its equity benchmark for all periods.
In analyzing this performance data, the Board took into account Management’s representations that, unlike more conventional mutual funds, during its Guarantee Period the Fund’s guidelines require it to adjust its allocation to fixed income as needed to enhance the Fund’s ability to maintain a level of assets above the guaranteed amount,

71

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (Continued)

while at the same time participating in equity markets to the extent consistent with that focus, and this can cause its performance to differ from the performance it may have attained had the Fund invested solely in equities or solely in fixed income instruments without regard to principal protection. The Board also considered that the extent to which the Fund is able to participate in upward movements of the equity markets is affected by a number of factors, including interest rates and the performance of its equity component.
In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Fund, as compared to its SPG, including that: (a) the management fee (inclusive of a 0.10% administration fee) for the Fund is above the median and the average management fees of the funds in its SPG; and (b) the expense ratio for the Fund is below the median and above the average expense ratios of the funds in its SPG.
In analyzing the Fund’s management fee and expense ratio, the Board took into account Management’s representations that: (1) the Fund’s expense ratio includes expenses relating to the attractive principal guarantee that the Adviser was able to negotiate with the entity guaranteeing the Fund’s Guaranteed Amount; and (2) the Adviser bears the risk of reduced fee revenue resulting from redemptions during the Guarantee Period, a period of time during which there are no sales of Fund shares. The Board also took into account Management’s representations that the Fund’s expense ratio is more favorable due to the attractive rate that the Adviser was able to negotiate with MBIA for the principal guarantee, reflecting, in part, MBIA’s high degree of confidence in the Adviser’s ability to manage the Fund in a manner consistent with MBIA’s requirements under its guarantee agreement.
After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s performance may differ from the performance it may have attained had the Fund invested solely in equities or solely in fixed income instruments without regard to principal protection; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ending November 30, 2009. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
ING Principal Protection Fund XII
In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Principal Protection Fund XII, the Board considered that, based on performance data for the periods ended June 30, 2008: (1) the Fund’s fixed income component outperformed its fixed income benchmark for all periods presented; and (2) the Fund’s equity component underperformed its equity benchmark for all periods.
In analyzing this performance data, the Board took into account Management’s representations that, unlike more conventional mutual funds, during its Guarantee Period the Fund’s guidelines require it to adjust its allocation to fixed income as needed to enhance the Fund’s ability to maintain a level of assets above the guaranteed amount, while at the same time participating in equity markets to the extent consistent with that focus, and this can cause its performance to differ from the performance it may have attained had the Fund invested solely in equities or solely in fixed income instruments without regard to principal protection. The Board also considered that the extent to which the Fund is able to participate in upward movements of the equity markets is affected by a number of factors, including interest rates and the performance of its equity component.
In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Fund, as compared to its SPG, including that: (a) the management fee (inclusive of a 0.10% administration fee) for the Fund is above the median and the average management fees of the funds in its SPG; and (b) the expense ratio for the Fund is below the median and above the average expense ratios of the funds in its SPG.

72

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (Continued)

In analyzing the Fund’s management fee and expense ratio, the Board took into account Management’s representations that: (1) the Fund’s expense ratio includes expenses relating to the attractive principal guarantee that the Adviser was able to negotiate with the entity guaranteeing the Fund’s Guaranteed Amount; and (2) the Adviser bears the risk of reduced fee revenue resulting from redemptions during the Guarantee Period, a period of time during which there are no sales of Fund shares. The Board also took into account Management’s representations that the Fund’s expense ratio is more favorable due to the attractive rate that the Adviser was able to negotiate with MBIA for the principal guarantee, reflecting, in part, MBIA’s high degree of confidence in the Adviser’s ability to manage the Fund in a manner consistent with MBIA’s requirements under its guarantee agreement.
After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s performance may differ from the performance it may have attained had the Fund invested solely in equities or solely in fixed income instruments without regard to principal protection; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ending November 30, 2009. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

73

ING Funds Distributor, LLC offers the funds listed below. Before investing in a fund, shareholders should carefully review the fund’s prospectus. Investors may obtain a copy of a prospectus of any ING Fund by calling (800) 992-0180 or by going to www.ingfunds.com.
Domestic Equity and Income Funds
ING Balanced Fund
ING Growth and Income Fund
ING Real Estate Fund
Domestic Equity Fund-of-Funds
ING Strategic Allocation Conservative Fund
ING Strategic Allocation Growth Fund
ING Strategic Allocation Moderate Fund
Domestic Equity Growth Funds
ING 130/30 Fundamental Research Fund
ING Corporate Leaders 100 Fund
ING Equity Dividend Fund
ING Fundamental Research Fund
ING LargeCap Growth Fund
ING MidCap Opportunities Fund
ING Opportunistic LargeCap Fund
ING Small Company Fund
ING SmallCap Opportunities Fund
ING Tactical Asset Allocation Fund
Domestic Equity Index Funds
ING Index Plus LargeCap Equity Fund VIII
ING Index Plus LargeCap Fund
ING Index Plus MidCap Fund
ING Index Plus SmallCap Fund
Domestic Equity Value Funds
ING Financial Services Fund
ING SmallCap Value Multi-Manager Fund
ING Value Choice Fund
Fixed-Income Funds
ING GNMA Income Fund
ING High Yield Bond Fund
ING Intermediate Bond Fund
Global Equity Funds
ING Global Equity Dividend Fund
ING Global Natural Resources Fund
ING Global Real Estate Fund
ING Global Science and Technology Fund
ING Global Value Choice Fund
International Equity Funds
ING Asia-Pacific Real Estate Fund
ING Disciplined International SmallCap Fund
ING Emerging Countries Fund
ING European Real Estate Fund
ING Foreign Fund
ING Greater China Fund
ING Index Plus International Equity Fund
ING International Capital Appreciation Fund
ING International Equity Dividend Fund
ING International Growth Opportunities Fund
ING International Real Estate Fund
ING International SmallCap Multi-Manager Fund
ING International Value Fund
ING International Value Choice Fund
ING Russia Fund
Global and International Fixed-Income Funds
ING Emerging Markets Fixed Income Fund
ING Global Bond Fund
International Funds-of-Funds
ING Diversified International Fund
ING Global Target Payment Fund
Loan Participation Fund
ING Senior Income Fund
Money Market Funds*
ING Money Market Fund
ING Classic Money Market Fund

*	An investment in a fund is not insured or guaranteed by Federal Deposit Insurance Corporation or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

74

Investment Adviser
ING Investments, LLC
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258
Administrator
ING Funds Services, LLC
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258
Distributor
ING Funds Distributor, LLC
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258

Transfer Agent
DST Systems, Inc.
P.O. Box 419368
Kansas City, Missouri 64141
Custodian
The Bank of New York Mellon
One Wall Street,
New York, New York 10286
Legal Counsel
Dechert LLP
1775 I Street, N.W.
Washington, D.C. 20006
For more complete information, or to obtain a prospectus for any ING Fund, please call your investment professional or ING Funds Distributor, LLC at (800) 992-0180 or log on to www.ingfunds.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the funds. Check with your investment professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

PRSAR-UDEPPFABC                  (1108-012109)

Item 2.  Code of Ethics.

Not required for semi-annual filing.

Item 3.  Audit Committee Financial Expert.

Not required for semi-annual filing.

Item 4.  Principal Accountant Fees and Services.

Not required for semi-annual filing.

Item 5.  Audit Committee Of Listed Registrants.

Not required for semi-annual filing.

Item 6.  Schedule of Investments.

Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-end Management Investment Companies.

Not required for Semi-annual filing.

Item 8.  Purchases of Equity Securities by Closed-end Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 9.  Submission of Matters to a Vote of Security Holders.

The Board has a Nominating Committee (“Committee”) for the purpose of considering and presenting to the Board candidates it proposes for nomination to fill Trustee vacancies on the Board. The Committee currently consists of four Trustees of the Board, none of whom are considered “interested persons” of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act of 1940. The Committee has adopted a written charter that sets forth the policies and procedures of the Committee. The Committee will accept referrals for potential candidates from Board members, Fund shareholders, legal counsel to the disinterested Trustees or such other sources as the Committee deems appropriate. Shareholders can submit recommendations in writing to the attention of the Chairperson of the Committee at an address to be maintained by Fund management for this purpose. In order for the Committee to consider a potential candidate, the Committee initially must receive at least the following information regarding such person: (1) name; (2) date of birth; (3) education; (4) business, professional or other relevant experience and areas of expertise; (5) current business, professional or other relevant experience and areas of expertise; (6) current business and home addresses and contact information; (7) other board positions or prior experience; and (8) any knowledge and experience relating to investment companies and investment company governance.

Item 10. Controls and Procedures.

(a)	Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)	There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 11. Exhibits.

(a)(1)	The Code of Ethics is not required for the semi-annual filing.

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as EX-99.CERT.

(a)(3)	Not required for semi-annual filing.

(b)	The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): ING Equity Trust
By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer
Date: February 6, 2009
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer
Date: February 6, 2009

By	/s/ Todd Modic
Todd Modic
Senior Vice President and Chief Financial Officer
Date: February 6, 2009